                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___                                              [ ]

Post-Effective Amendment No. 11 (333-139763)                                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       Amendment No. 69
     (File No. 811-07195)                                                    [X]

                        (Check appropriate box or boxes)

                      RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

829 Ameriprise Financial Center, Minneapolis, MN                         55474
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code (612) 671-2237

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on April 30, 2010 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R) INNOVATIONS SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract is unavailable). The information in this prospectus applies to both contracts unless stated otherwise.

This prospectus contains information that you should know before investing. Prospectuses are also available for:



AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust


Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)

Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)

Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contracts and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACTS IN BRIEF......................    5
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   19
FINANCIAL STATEMENTS........................   19
THE VARIABLE ACCOUNT AND THE FUNDS..........   19
GUARANTEE PERIOD ACCOUNTS (GPAS)............   33
THE FIXED ACCOUNT...........................   34
BUYING YOUR CONTRACT........................   37
CHARGES.....................................   42
VALUING YOUR INVESTMENT.....................   52
MAKING THE MOST OF YOUR CONTRACT............   53
SURRENDERS..................................   64
TSA -- SPECIAL PROVISIONS...................   65
CHANGING THE ANNUITANT......................   65
CHANGING OWNERSHIP..........................   66
BENEFITS IN CASE OF DEATH...................   66
OPTIONAL BENEFITS...........................   74
THE ANNUITY PAYOUT PERIOD...................  101
TAXES.......................................  104
VOTING RIGHTS...............................  107
SUBSTITUTION OF INVESTMENTS.................  107
ABOUT THE SERVICE PROVIDERS.................  108
ADDITIONAL INFORMATION......................  109
APPENDICES TABLE OF CONTENTS
  AND CROSS-REFERENCE TABLE.................  111
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............  112
APPENDIX B: EXAMPLE -- SURRENDER CHARGES....  114
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......  123
APPENDIX D: EXAMPLE -- SECURESOURCE SERIES
  OF RIDERS.................................  129
APPENDIX E: SECURESOURCE SERIES OF RIDERS --
  ADDITIONAL RMD DISCLOSURE.................  136
APPENDIX F: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  138
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  140
APPENDIX H: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS........................  142
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS WITH APPLICATIONS SIGNED BEFORE
  MAY 1, 2006...............................  143
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER DISCLOSURE.....................  144
APPENDIX K: GUARANTOR WITHDRAWAL
  BENEFIT RIDER DISCLOSURE..................  156
APPENDIX L: INCOME ASSURER BENEFIT RIDERS...  164
APPENDIX M: EXAMPLE -- ACCUMULATION
  PROTECTOR BENEFIT RIDER...................  173
APPENDIX N: SECURESOURCE 20 RIDER
  DISCLOSURE................................  174
APPENDIX O: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)...................  188
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  197





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 2  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan (referred to as "Retirement date" in the Original Contract). Throughout this prospectus when we use the term "Annuitization start date," it includes the term "Retirement date."

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's death (Current Contract), or owner's or annuitant's death (Original Contract) while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT (CURRENT CONTRACT): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of

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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  3
whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your" as the new owner.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code


- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract (referred to as "Withdrawal value" in the Original Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as "Surrender value" in the Current Contract). It is the contract value minus any applicable charges and any purchase payment credits subject to reversal, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


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 4  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF

This prospectus describes two versions of the contract: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract is unavailable). The primary differences are disclosed in the following sections: "Key Terms", "Expense Summary," "Buying Your Contract", "Benefits in Case of Death", and "Optional Benefits."


PURPOSE: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account, the Special DCA fixed account, GPAs and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account, the DCA fixed account (if part of your contract), the GPAs and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).


BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:


- "Tax-free" exchanges: It may not be advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges").


- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required surrenders triggered at a certain age. These mandatory surrenders are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders. (See "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

- Taxes: Generally, income earned on your contract value grows tax-deferred until you make surrenders or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").

- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

- How long you intend to keep the contract: These contracts have surrender charges. Does the contract meet your current and anticipated future need for liquidity? (See "Surrenders").

- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

- The fees and expenses you will pay when buying, owning and surrendering money from these contracts. (See "Charges").

- How and when you plan to take money from the contract: under current tax law, surrenders, including surrenders made under optional benefit riders, are taxed differently than annuity payouts. If you have elected the SecureSource Stages or SecureSource 20 rider, any withdrawals during the 3-year waiting period, could negatively impact the value of your guarantees and may eliminate or reduce the value of any credits and/or step ups available under the riders. Also, if you

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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  5
  withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the SecureSource series of riders, Guarantor Withdrawal benefit rider, or Guarantor Withdrawal Benefit for Life rider, the guaranteed amounts under the rider may be reduced and may eliminate or reduce the value of any credit and/or step ups available under riders. (See "Surrenders"). In addition, certain surrenders may be subject to a federal income tax penalty. (See "Surrenders").

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, these contracts are not suitable for you and you should not buy one of them. (See "Making the Most of Your
  Contract -- Transferring Among Accounts").

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")


- for the Current Contract:



  - regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer policies" and "The Regular Fixed Account").



  - Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "Special DCA Fixed Account").



- for the Original Contract:



  - one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract", "Transfer policies" and "The One-Year Fixed Account").



  - DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "DCA Fixed Account").


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. GPAs, the regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See "Making the Most of Your
Contract -- Transferring Among Accounts").

SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider or the SecureSource 20 rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive the 20% credit available under the SecureSource 20 rider or any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See "Surrenders").


OPTIONAL BENEFITS: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. We currently offer various SecureSource riders ("SecureSource series") and Accumulation Protector Benefit rider as optional living benefits. SecureSource series are guaranteed minimum withdrawal benefits that permit you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (Single Life) or the lifetime of you and your spouse (Joint


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 6  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Life). When used in this prospectus, the term "SecureSource series" includes: the SecureSource Stages riders, the SecureSource 20 riders and the SecureSource riders, except where the SecureSource Stages riders, SecureSource 20 riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series. Accumulation Protector Benefit rider is intended to provide you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts. Optional living benefits require the use of a Portfolio Navigator program (PN program) model portfolio or investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits. (See "Optional Benefits"). Optional benefits vary by state and may have eligibility requirements.


We offer the following optional death benefits: MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider. Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

BENEFITS IN CASE OF DEATH: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See "Benefits in Case of Death").


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs, the Special DCA fixed account (Current Contract) and the DCA fixed accounts (Original Contract) are not available after the annuitization start date. (See "The Annuity Payout Period").



--------------------------------------------------------------------------------
               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  7

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A SURRENDER FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAY PAY WHEN YOU MAKE A SURRENDER FROM ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES


CURRENT CONTRACT:



(applications signed on or after Nov. 30, 2009, subject to state availability)



CONTRACT OWNER TRANSACTION EXPENSES



SURRENDER CHARGE

(Contingent deferred sales charge as a percentage of purchase payments surrendered)




           TEN-YEAR SCHEDULE                         SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE
    NUMBER OF         SURRENDER CHARGE         NUMBER OF         SURRENDER CHARGE         NUMBER OF         SURRENDER CHARGE
 COMPLETED YEARS     PERCENTAGE APPLIED     COMPLETED YEARS     PERCENTAGE APPLIED     COMPLETED YEARS     PERCENTAGE APPLIED
FROM DATE OF EACH          TO EACH         FROM DATE OF EACH          TO EACH         FROM DATE OF EACH          TO EACH
 PURCHASE PAYMENT     PURCHASE PAYMENT      PURCHASE PAYMENT     PURCHASE PAYMENT      PURCHASE PAYMENT     PURCHASE PAYMENT
        0                     8%                   0                     8%                   0                     8%

        1                     8                    1                     8                    1                     7

        2                     8                    2                     7                    2                     6

        3                     7                    3                     7                    3                     4

        4                     6                    4                     6                    4                     2

        5                     5                    5                     5                    5+                    0

        6                     4                    6                     3

        7                     3                    7+                    0

        8                     2

        9                     1

       10+                    0





SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



--------------------------------------------------------------------------------
 8  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.






ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                 MAXIMUM: $50     CURRENT: $40

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE          MAXIMUM: $20     CURRENT: $0
EQUALS OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                      MAXIMUM: $50     CURRENT: $40





ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)



YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE AND THE LENGTH OF YOUR CONTRACT'S SURRENDER CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

TEN-YEAR SURRENDER CHARGE SCHEDULE



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   0.85%                         0.15%                        1.00%

ROPP Death Benefit                                  0.85                          0.15                         1.00

MAV Death Benefit                                   1.10                          0.15                         1.25

5% Accumulation Death Benefit                       1.25                          0.15                         1.40

Enhanced Death Benefit                              1.30                          0.15                         1.45


SEVEN-YEAR SURRENDER CHARGE



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.05%                         0.15%                        1.20%

ROPP Death Benefit                                  1.05                          0.15                         1.20

MAV Death Benefit                                   1.30                          0.15                         1.45

5% Accumulation Death Benefit                       1.45                          0.15                         1.60

Enhanced Death Benefit                              1.50                          0.15                         1.65


FIVE-YEAR SURRENDER CHARGE SCHEDULE



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.40%                         0.15%                        1.55%

ROPP Death Benefit                                  1.40                          0.15                         1.55

MAV Death Benefit                                   1.65                          0.15                         1.80

5% Accumulation Death Benefit                       1.80                          0.15                         1.95

Enhanced Death Benefit                              1.85                          0.15                         2.00



* CV Death Benefit is available only after an ownership change or spousal continuation if the new owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.



--------------------------------------------------------------------------------
               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  9

OTHER ANNUAL EXPENSES


OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROPP and MAV Death Benefits. The fees apply only if you select one of these benefits.




BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS


If eligible, you may select one of the following optional living benefits if available in your state. The optional living benefits require participation in the PN program. The fees apply only if you elect one of these benefits.






SECURESOURCE(R) STAGES - SINGLE LIFE RIDER FEE                      MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) STAGES - JOINT LIFE RIDER FEE                       MAXIMUM: 2.50%     CURRENT: 1.35%


(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 0.95%(1)




(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



(1) For contracts with applications signed prior to Jan. 26, 2009, the current charge is 0.55%. For contract applications signed between Jan. 26, 2009 and June 1, 2009, the current charge is 0.80%. For contracts with applications signed on or after May 3, 2010, the current charge is 0.95%.






ORIGINAL CONTRACT:



(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



CONTRACT OWNER TRANSACTION EXPENSES



SURRENDER CHARGE



(Contingent deferred sales charge as a percentage of purchase payments surrendered)



You select either a seven-year or five-year surrender charge schedule at the time of application.




          SEVEN-YEAR SCHEDULE                        FIVE-YEAR SCHEDULE*
    NUMBER OF         SURRENDER CHARGE         NUMBER OF         SURRENDER CHARGE
 COMPLETED YEARS     PERCENTAGE APPLIED     COMPLETED YEARS     PERCENTAGE APPLIED
FROM DATE OF EACH          TO EACH         FROM DATE OF EACH          TO EACH
 PURCHASE PAYMENT     PURCHASE PAYMENT      PURCHASE PAYMENT     PURCHASE PAYMENT
        0                     8%                   0                     8%

        1                     8                    1                     7

        2                     7                    2                     6

        3                     7                    3                     4

        4                     6                    4                     2

        5                     5                    5+                    0

        6                     3

        7+                    0




*   The five-year surrender charge schedule may not be available in all states.



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.





ANNUAL CONTRACT ADMINISTRATIVE CHARGE AND AT FULL SURRENDER                         $40




(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)



--------------------------------------------------------------------------------
 10  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL VARIABLE ACCOUNT EXPENSES


(As a percentage of average daily subaccount value.)



YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S SURRENDER CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



SEVEN-YEAR SURRENDER CHARGE SCHEDULE FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                   0.90%                         0.15%                        1.05%

MAV Death Benefit                                   1.10                          0.15                         1.25

5% Accumulation Death Benefit                       1.25                          0.15                         1.40

Enhanced Death Benefit                              1.30                          0.15                         1.45

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.05                          0.15                         1.20

MAV Death Benefit                                   1.25                          0.15                         1.40

5% Accumulation Death Benefit                       1.40                          0.15                         1.55

Enhanced Death Benefit                              1.45                          0.15                         1.60




SEVEN-YEAR SURRENDER CHARGE SCHEDULE FOR ALL OTHER CONTRACTS




                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                   1.00%                         0.15%                        1.15%

MAV Death Benefit                                   1.20                          0.15                         1.35

5% Accumulation Death Benefit                       1.35                          0.15                         1.50

Enhanced Death Benefit                              1.40                          0.15                         1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.15                          0.15                         1.30

MAV Death Benefit                                   1.35                          0.15                         1.50

5% Accumulation Death Benefit                       1.50                          0.15                         1.65

Enhanced Death Benefit                              1.55                          0.15                         1.70

FIVE-YEAR SURRENDER CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                   1.20%                         0.15%                        1.35%
MAV Death Benefit                                   1.40                          0.15                         1.55
5% Accumulation Death Benefit                       1.55                          0.15                         1.70
Enhanced Death Benefit                              1.60                          0.15                         1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                   1.35                          0.15                         1.50
MAV Death Benefit                                   1.55                          0.15                         1.70
5% Accumulation Death Benefit                       1.70                          0.15                         1.85
Enhanced Death Benefit                              1.75                          0.15                         1.90





--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  11

OTHER ANNUAL EXPENSES




OPTIONAL DEATH BENEFITS


If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fee apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%




(As a percentage of the contract value charge annually on the contract anniversary.)



OPTIONAL LIVING BENEFITS


The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires participation in the PN program.





SECURESOURCE(R) 20 - SINGLE LIFE RIDER FEE                         MAXIMUM: 2.00%     CURRENT: 1.25%

SECURESOURCE(R) 20 - JOINT LIFE RIDER FEE                          MAXIMUM: 2.50%     CURRENT: 1.55%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009, BUT PRIOR TO AUG. 10, 2009, OR IN STATES WHERE THE CURRENT CONTRACT AND SECURESOURCE 20 ARE NOT AVAILABLE:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                            MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                             MAXIMUM: 2.50%     CURRENT: 1.40%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                            MAXIMUM: 1.50%     CURRENT: 0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                             MAXIMUM: 1.75%     CURRENT: 0.95%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                            MAXIMUM: 1.50%     CURRENT: 0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                             MAXIMUM: 1.75%     CURRENT: 0.85%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%




(As a percentage of contract value charged annually on the contract anniversary.)





INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE




(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
 12  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                1.57%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)




                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.15%           --%          0.95%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.25            --           1.25
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP International, Class II                      1.26       0.25     0.01          0.01           1.53


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.14            --           1.17(1)


Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.12            --           1.17(2)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(3)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.09            --           1.09
Service Shares


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.11          0.01           1.12
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.05            --           1.05
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.37            --           1.37
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.32            --           1.57
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.12            --           0.69
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.63       0.25     0.03          0.02           0.93(4)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(4)
Fund - Class 2




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  13

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

FTVIPT Mutual Shares Securities Fund - Class 2                   0.60%      0.25%    0.18%           --%          1.03%


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.07            --           0.79


FTVIPT Templeton Growth Securities Fund - Class 2                0.75       0.25     0.04            --           1.04


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund, Series II Shares)


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.33          0.02           1.31
(previously AIM V.I. International Growth Fund, Series II
Shares)


Invesco V.I. Mid Cap Core Equity Fund, Series II Shares          0.73       0.25     0.31          0.03           1.32
(previously AIM V.I. Mid Cap Core Equity Fund, Series II
Shares)


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.17            --           0.92
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(7)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(8)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(7)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(9)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(10)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.63       0.25     0.22          0.05           1.15(9)


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(9)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(11)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(11)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(11)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(11)
(Class 3)




--------------------------------------------------------------------------------
 14  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Threadneedle Variable Portfolio - Emerging Markets          1.08%      0.13%    0.21%           --%          1.42%(11)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(12)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(12),(13)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(12)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(12),(13)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(12)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(12),(13)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12),(13)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12),(13)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42


Van Kampen's UIF U.S. Real Estate Portfolio, Class II            0.80       0.35     0.34          0.01           1.50(14)
Shares


Wanger International                                             0.85         --     0.20            --           1.05


Wanger USA                                                       0.86         --     0.12            --           0.98






   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% for Columbia High Yield Fund, Variable Series, Class B, 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund. The Advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the distribution fee in excess of 0.15% when the total operating expenses, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.


 (3) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.92% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  15

 (8) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (9) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(10) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


(11) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(12) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(14) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors, including certain investment related expenses was 1.38%.




--------------------------------------------------------------------------------
 16  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENT CONTRACT:


(applications signed on or after Nov. 30, 2009, subject to state availability)


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit, the SecureSourceStages - Joint Life rider and the Benefit Protector Plus Death Benefit(1),(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Ten-year
surrender charge
schedule             $1,435      $2,684      $3,714      $6,219           $635       $1,884      $3,114      $6,119

Seven-year
surrender charge
schedule              1,455       2,641       3,806       6,281            655        1,941       3,206       6,281

Five-year
surrender charge
schedule              1,490       2,641       3,566       6,557            690        2,041       3,366       6,557



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROPP Death Benefit and do not select any optional benefits.(2) Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Ten-year
surrender charge
schedule             $  994      $1,396      $1,617      $2,270           $194        $596       $1,017      $2,170

Seven-year
surrender charge
schedule              1,014       1,358       1,723       2,387            214         658        1,123       2,387

Five-year
surrender charge
schedule              1,050       1,366       1,505       2,757            250         766        1,305       2,757




ORIGINAL CONTRACT:

(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)


FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider or SecureSource 20 - Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on the assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule             $1,440      $2,598      $3,737      $6,155           $640       $1,898      $3,137      $6,155

Five-year
surrender charge
schedule              1,470       2,583       3,474       6,395            670        1,983       3,274       6,395






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule             $1,425      $2,555      $3,668      $6,033           $625       $1,855      $3,068      $6,033

Five-year
surrender charge
schedule              1,455       2,540       3,405       6,276            655        1,940       3,205       6,276




FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  17

Benefit, the SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule             $1,364      $2,381      $3,386      $5,515           $564       $1,681      $2,786      $5,515

Five-year
surrender charge
schedule              1,394       2,366       3,125       5,763            594        1,766       2,925       5,763






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule             $1,349      $2,338      $3,318      $5,389           $549       $1,638      $2,718      $5,389

Five-year
surrender charge
schedule              1,379       2,323       3,055       5,640            579        1,723       2,855       5,640




FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,395      $2,507      $3,651      $6,307           $595       $1,807      $3,051      $6,307

Seven-year
surrender charge
schedule for all
other contracts       1,405       2,537       3,698       6,388            605        1,837       3,098       6,388

Five-year
surrender charge
schedule              1,426       2,495       3,391       6,549            626        1,895       3,191       6,549






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,380      $2,463      $3,581      $6,183           $580       $1,763      $2,981      $6,183

Seven-year
surrender charge
schedule for all
other contracts       1,390       2,493       3,627       6,266            590        1,793       3,027       6,266

Five-year
surrender charge
schedule              1,411       2,451       3,321       6,429            611        1,851       3,121       6,429



FOR ALL APPLICATIONS SIGNED UNDER THE ORIGINAL CONTRACT
MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,014      $1,358      $1,723      $2,387           $214        $658       $1,123      $2,387

Seven-year
surrender charge
schedule for all
other contracts       1,025       1,389       1,775       2,494            225         689        1,175       2,494

Five-year
surrender charge
schedule              1,045       1,351       1,479       2,705            245         751        1,279       2,705






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
surrender charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $  999      $1,311      $1,644      $2,225           $199        $611       $1,044      $2,225

Seven-year
surrender charge
schedule for all
other contracts       1,009       1,342       1,696       2,333            209         642        1,096       2,333

Five-year
surrender charge
schedule              1,030       1,304       1,401       2,547            230         704        1,201       2,547



(1) In these examples, the contract administrative charge is $50.
(2) In these examples, the contract administrative charge is $40.
(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
 18  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix O.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 19 redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Variable Portfolio funds of funds and Disciplined Asset Allocation Portfolio funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.


--------------------------------------------------------------------------------
 20  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  21

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein             N                 Y          Seeks to maximize total        AllianceBernstein L.P.
VPS Balanced Wealth                                        return consistent with
Strategy Portfolio                                         AllianceBernstein's
(Class B)                                                  determination of reasonable
                                                           risk.
----------------------------------------------------------------------------------------------------------------------

AllianceBernstein             Y                 Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Global Thematic                                        capital.
Growth Portfolio
(Class B)
(previously
AllianceBernstein
VPS Global
Technology Portfolio
(Class B))
----------------------------------------------------------------------------------------------------------------------

AllianceBernstein             Y                 Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Growth and                                             capital.
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------------

AllianceBernstein             Y                 Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS International                                          capital.
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------------

American Century VP           N                 Y          The Fund pursues long-term     American Century Investment
Inflation                                                  total return using a           Management, Inc.
Protection, Class II                                       strategy that seeks to
                                                           protect against U.S.
                                                           inflation.
----------------------------------------------------------------------------------------------------------------------

American Century VP           N                 Y          Seeks capital growth.          American Century Global
International, Class                                                                      Investment Management, Inc.
II
----------------------------------------------------------------------------------------------------------------------

American Century VP           Y                 Y          Seeks long-term capital        American Century Investment
Mid Cap Value, Class                                       growth. Income is a            Management, Inc.
II                                                         secondary objective.
----------------------------------------------------------------------------------------------------------------------

American Century VP           Y                 Y          Seeks long-term capital        American Century Investment
Ultra(R), Class II                                         growth.                        Management, Inc.
----------------------------------------------------------------------------------------------------------------------

American Century VP           Y                 Y          Seeks long-term capital        American Century Investment
Value, Class II                                            growth. Income is a            Management, Inc.
                                                           secondary objective.
----------------------------------------------------------------------------------------------------------------------

Columbia High Yield           Y                 Y          Seeks total return,            Columbia Management
Fund, Variable                                             consisting of a high level     Investment Advisers, LLC,
Series, Class B                                            of income and capital          advisor; MacKay Shields LLC,
                                                           appreciation.                  subadviser.
----------------------------------------------------------------------------------------------------------------------

Columbia Marsico              Y                 Y          Seeks long-term growth of      Columbia Management
Growth Fund,                                               capital.                       Investment Advisers, LLC,
Variable Series,                                                                          adviser; Marsico Capital
Class A                                                                                   Management, LLC, sub-
                                                                                          adviser.
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 22  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
Columbia Marsico              Y                 Y          Seeks long-term growth of      Columbia Management
International                                              capital.                       Investment Advisers, LLC,
Opportunities Fund,                                                                       adviser; Marsico Capital
Variable Series,                                                                          Management, LLC, sub-
Class B                                                                                   adviser.
----------------------------------------------------------------------------------------------------------------------

Columbia Small Cap            Y                 Y          Seeks long-term capital        Columbia Management
Value Fund, Variable                                       appreciation.                  Investment Advisers, LLC
Series, Class B
----------------------------------------------------------------------------------------------------------------------

Credit Suisse Trust           Y                 Y          Seeks total return.            Credit Suisse Asset
- Commodity Return                                                                        Management, LLC
Strategy Portfolio
----------------------------------------------------------------------------------------------------------------------

Dreyfus Investment            N                 Y          Seeks investment results       The Dreyfus Corporation
Portfolios MidCap                                          that are greater than the
Stock Portfolio,                                           total return performance of
Service Shares                                             publicly traded common
                                                           stocks of medium-size
                                                           domestic companies in the
                                                           aggregate, as represented by
                                                           the Standard & Poor's MidCap
                                                           400 Index.
----------------------------------------------------------------------------------------------------------------------

Dreyfus Investment            N                 Y          Seeks capital appreciation.    The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------------

Dreyfus Variable              N                 Y          Seeks long-term capital        The Dreyfus Corporation;
Investment Fund                                            growth consistent with the     Fayez Sarofim & Co., sub-
Appreciation                                               preservation of capital. Its   adviser.
Portfolio, Service                                         secondary goal is current
Shares                                                     income.
----------------------------------------------------------------------------------------------------------------------

Dreyfus Variable              Y                 Y          Seeks capital growth.          The Dreyfus Corporation;
Investment Fund                                                                           Newton Capital Management
International Equity                                                                      Limited, sub-adviser
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------------

Dreyfus Variable              Y                 Y          Seeks long-term capital        The Dreyfus Corporation,
Investment Fund                                            growth.                        adviser; the Boston Company
International Value                                                                       Asset Management LLC,
Portfolio, Service                                                                        subadviser.
Shares
----------------------------------------------------------------------------------------------------------------------

Eaton Vance VT                Y                 Y          Seeks high level of current    Eaton Vance Management
Floating-Rate Income                                       income.
Fund
----------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP               Y                 Y          Seeks long-term capital        Fidelity Management &
Contrafund(R)                                              appreciation. Normally         Research Company (FMR),
Portfolio Service                                          invests primarily in common    investment manager; FMR U.K.
Class 2                                                    stocks. Invests in             and FMR Far East, sub-
                                                           securities of companies        advisers.
                                                           whose value it believes is
                                                           not fully recognized by the
                                                           public. Invests in either
                                                           "growth" stocks or "value"
                                                           stocks or both. The fund
                                                           invests in domestic and
                                                           foreign issuers.
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  23

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP               N                 Y          Seeks to achieve capital       FMR, investment manager; FMR
Growth Portfolio                                           appreciation. Normally         U.K., FMR Far East, sub-
Service Class 2                                            invests primarily in common    advisers.
                                                           stocks. Invests in companies
                                                           that it believes have above-
                                                           average growth potential
                                                           (stocks of these companies
                                                           are often called "growth"
                                                           stocks). The Fund invests in
                                                           domestic and foreign
                                                           issuers.
----------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP               Y                 Y          Seeks as high level of         FMR, investment manager; FMR
Investment Grade                                           current income as is           U.K., FMR Far East, sub-
Bond Portfolio                                             consistent with the            advisers.
Service Class 2                                            preservation of capital.
                                                           Normally invests at least
                                                           80% of assets in investment-
                                                           grade debt securities (those
                                                           of medium and high quality)
                                                           of all types and repurchase
                                                           agreements for those
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid           Y                 Y          Seeks long-term growth of      FMR, investment manager; FMR
Cap Portfolio                                              capital. Normally invests      U.K., FMR Far East, sub-
Service Class 2                                            primarily in common stocks.    advisers.
                                                           Normally invests at least
                                                           80% of assets in securities
                                                           of companies with medium
                                                           market capitalizations. May
                                                           invest in companies with
                                                           smaller or larger market
                                                           capitalizations. Invests in
                                                           domestic and foreign
                                                           issuers. The Fund invests in
                                                           either "growth" or "value"
                                                           common stocks or both.
----------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP               Y                 Y          Seeks long-term growth of      FMR, investment manager; FMR
Overseas Portfolio                                         capital. Normally invests      U.K., FMR Far East, Fidelity
Service Class 2                                            primarily in common stocks     International Investment
                                                           allocating investments         Advisors (FIIA) and FIIA
                                                           across different countries     U.K., sub-advisers.
                                                           and regions. Normally
                                                           invests at least 80% of
                                                           assets in non-U.S.
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin               Y                 Y          Seeks to maximize income       Franklin Advisers, Inc.
Income Securities                                          while maintaining prospects
Fund - Class 2                                             for capital appreciation.
----------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin               N                 Y          Seeks long-term capital        Franklin Advisory Services,
Rising Dividends                                           appreciation, with             LLC
Securities                                                 preservation of capital as
Fund - Class 2                                             an important consideration.
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 24  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin               N                 Y          Seeks long-term capital        Franklin Advisers, Inc.
Small-Mid Cap Growth                                       growth.
Securities
Fund - Class 2
----------------------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares          N                 Y          Seeks capital appreciation,    Franklin Mutual Advisers,
Securities                                                 with income as a secondary     LLC
Fund - Class 2                                             goal.
----------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton              Y                 Y          Seeks high current income      Franklin Advisers, Inc.
Global Bond                                                consistent with preservation
Securities                                                 of capital, with capital
Fund - Class 2                                             appreciation as a secondary
                                                           consideration.
----------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton              Y                 Y          Seeks long-term capital        Templeton Global Advisors
Growth Securities                                          growth.                        Limited, adviser; Templeton
Fund - Class 2                                                                            Asset Management Ltd.,
                                                                                          subadviser.
----------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT             Y                 Y          Seeks long-term capital        Goldman Sachs Asset
Mid Cap Value                                              appreciation.                  Management, L.P.
Fund - Institutional
Shares
----------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT             Y                 Y          Seeks long-term growth of      Goldman Sachs Asset
Structured U.S.                                            capital and dividend income.   Management, L.P.
Equity
Fund - Institutional
Shares
----------------------------------------------------------------------------------------------------------------------

Invesco V.I. Basic            N                 Y          Seeks long-term growth of      Invesco Advisers, Inc.
Value Fund, Series                                         capital.
II Shares
(previously AIM V.I.
Basic Value Fund,
Series II Shares)
----------------------------------------------------------------------------------------------------------------------

Invesco V.I. Capital          Y                 Y          Seeks growth of capital.       Invesco Advisers, Inc.
Appreciation Fund,
Series II Shares
(previously AIM V.I.
Capital Appreciation
Fund, Series II
Shares)
----------------------------------------------------------------------------------------------------------------------

Invesco V.I. Capital          Y                 Y          Seeks long-term growth of      Invesco Advisers, Inc.
Development Fund,                                          capital.
Series II Shares
(previously AIM V.I.
Capital Development
Fund, Series II
Shares)
----------------------------------------------------------------------------------------------------------------------

Invesco V.I. Global           Y                 Y          Seeks capital growth.          Invesco Advisers, Inc.
Health Care Fund,
Series II Shares
(previously AIM V.I.
Global Health Care
Fund, Series II
Shares)
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  25

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
Invesco V.I.                  Y                 Y          Seeks long-term growth of      Invesco Advisers, Inc.
International Growth                                       capital.
Fund, Series II
Shares (previously
AIM V.I.
International Growth
Fund, Series II
Shares)
----------------------------------------------------------------------------------------------------------------------

Invesco V.I. Mid Cap          N                 Y          Seeks long-term growth of      Invesco Advisers, Inc.
Core Equity Fund,                                          capital.
Series II Shares
(previously AIM V.I.
Mid Cap Core Equity
Fund, Series II
Shares)
----------------------------------------------------------------------------------------------------------------------

Janus Aspen Series            Y                 Y          Seeks long-term growth of      Janus Capital Management LLC
Janus Portfolio:                                           capital in a manner
Service Shares                                             consistent with the
                                                           preservation of capital.
----------------------------------------------------------------------------------------------------------------------

Legg Mason                    Y                 Y          Seeks long-term growth of      Legg Mason Partners Fund
ClearBridge Variable                                       capital.                       Advisor, LLC, adviser;
Small Cap Growth                                                                          ClearBridge Advisors, LLC,
Portfolio, Class I                                                                        sub-adviser.
(previously Legg
Mason Partners
Variable Small Cap
Growth Portfolio,
Class I)
----------------------------------------------------------------------------------------------------------------------

MFS(R) Investors              N                 Y          Seeks capital appreciation.    MFS Investment Management(R)
Growth Stock
Series - Service
Class
----------------------------------------------------------------------------------------------------------------------

MFS(R) New Discovery          N                 Y          Seeks capital appreciation.    MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return           Y                 Y          Seeks total return.            MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities              Y                 Y          Seeks total return.            MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital           Y                 Y          Seeks capital appreciation.    OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------------

Oppenheimer Global            Y                 Y          Seeks long-term capital        OppenheimerFunds, Inc.
Securities Fund/VA,                                        appreciation.
Service Shares
----------------------------------------------------------------------------------------------------------------------

Oppenheimer Global            Y                 Y          Seeks high level of current    OppenheimerFunds, Inc.
Strategic Income                                           income principally derived
Fund/VA, Service                                           from interest on debt
Shares (previously                                         securities.
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 26  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main              Y                 Y          Seeks capital appreciation.    OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset           Y                 Y          Seeks maximum real return      Pacific Investment
Portfolio, Advisor                                         consistent with preservation   Management Company LLC
Share Class                                                of real capital and prudent
                                                           investment management.
----------------------------------------------------------------------------------------------------------------------

Putnam VT Global              N                 Y          Seeks capital appreciation.    Putnam Investment
Health Care                                                                               Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------------------------------------

Putnam VT                     N                 Y          Seeks capital appreciation.    Putnam Investment
International Equity                                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap           N                 Y          Seeks capital appreciation.    Putnam Investment
Value Fund - Class                                                                        Management, LLC
IB Shares
----------------------------------------------------------------------------------------------------------------------

Putnam VT Vista               N                 Y          Seeks capital appreciation.    Putnam Investment
Fund - Class IB                                                                           Management, LLC
Shares
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks maximum current income   RiverSource Investments, LLC
Variable                                                   consistent with liquidity
Portfolio - Cash                                           and stability of principal.
Management Fund
(Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                   income while attempting to
Portfolio - Diversi-                                       conserve the value of the
fied Bond Fund                                             investment for the longest
(Class 3)                                                  period of time.
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                   income and, as a secondary
Portfolio - Diversi-                                       goal, steady growth of
fied Equity Income                                         capital.
Fund (Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks capital appreciation.    RiverSource Investments, LLC
Variable
Portfolio - Dynamic
Equity Fund (Class
3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Non-diversified fund that      RiverSource Investments, LLC
Variable                                                   seeks total return that
Portfolio - Global                                         exceeds the rate of
Inflation Protected                                        inflation over the long-
Securities Fund                                            term.
(Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks high current income,     RiverSource Investments, LLC
Variable                                                   with capital growth as a
Portfolio - High                                           secondary objective.
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  27

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
RVST RiverSource              Y                 Y          Seeks high total return        RiverSource Investments, LLC
Variable                                                   through current income and
Portfolio - Income                                         capital appreciation.
Opportunities Fund
(Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              N                 Y          Seeks growth of capital.       RiverSource Investments, LLC
Variable
Portfolio - Mid Cap
Growth Fund (Class
3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks long-term growth of      RiverSource Investments, LLC
Variable                                                   capital.
Portfolio - Mid Cap
Value Fund (Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks long-term capital        RiverSource Investments, LLC
Variable                                                   appreciation.
Portfolio - S&P 500
Index Fund (Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST RiverSource              Y                 Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                   income and safety of
Portfolio - Short                                          principal consistent with
Duration U.S.                                              investment in U.S.
Government Fund                                            government and government
(Class 3)                                                  agency securities.
----------------------------------------------------------------------------------------------------------------------

RVST Seligman                 Y                 Y          Seeks long-term capital        RiverSource Investments, LLC
Variable                                                   growth.
Portfolio - Growth
Fund (Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST Seligman                 N                 Y          Seeks long-term growth of      RiverSource Investments, LLC
Variable                                                   capital.
Portfolio - Larger-
Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------------------------------------

RVST Threadneedle             Y                 Y          Seeks long-term capital        RiverSource Investments,
Variable                                                   growth.                        LLC, adviser; Threadneedle
Portfolio - Emerging                                                                      International Limited, an
Markets Fund (Class                                                                       indirect wholly-owned
3)                                                                                        subsidiary of Ameriprise
                                                                                          Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------------

RVST Threadneedle             Y                 Y          Seeks capital appreciation.    RiverSource Investments,
Variable                                                                                  LLC, adviser; Threadneedle
Portfolio - In-                                                                           International Limited, an
ternational                                                                               indirect wholly-owned
Opportunity Fund                                                                          subsidiary of Ameriprise
(Class 3)                                                                                 Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 Y          Seeks long-term capital        RiverSource Investments,
Portfolio - Davis                                          growth.                        LLC, adviser; Davis Selected
New York Venture                                                                          Advisers, L.P., subadviser.
Fund (Class 3)
(previously RVST
RiverSource Partners
Variable
Portfolio - Fundame-
ntal Value Fund)
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 28  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
RVST Variable                 Y                 Y          Seeks long-term growth of      RiverSource Investments,
Portfolio - Goldman                                        capital.                       LLC, adviser; Systematic
Sachs Mid Cap Value                                                                       Financial Management, L.P.
Fund (Class 3)                                                                            and WEDGE Capital Management
(previously RVST                                                                          L.L.P., sub-advisers.
RiverSource Partners
Variable
Portfolio - Select
Value Fund)
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 Y          Seeks long-term capital        RiverSource Investments,
Portfolio - Partners                                       appreciation.                  LLC, adviser; Barrow,
Small Cap Value Fund                                                                      Hanley, Mewhinney & Strauss,
(Class 3)                                                                                 Inc., Denver Investment
(previously RVST                                                                          Advisors LLC, Donald Smith &
RiverSource Partners                                                                      Co., Inc., River Road Asset
Variable                                                                                  Management, LLC and Turner
Portfolio - Small                                                                         Investment Partners, Inc.,
Cap Value Fund)                                                                           subadvisers.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Aggress-                                       return that is consistent
ive Portfolio (Class                                       with an aggressive level of
2)                                                         risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in
                                                           underlying funds that invest
                                                           in equity securities and
                                                           also invests a small amount
                                                           in underlying funds that
                                                           invest in fixed income
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Aggress-                                       return that is consistent
ive Portfolio (Class                                       with an aggressive level of
4)                                                         risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in
                                                           underlying funds that invest
                                                           in equity securities and
                                                           also invests a small amount
                                                           in underlying funds that
                                                           invest in fixed income
                                                           securities.
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  29

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Conserv-                                       return that is consistent
ative Portfolio                                            with a conservative level of
(Class 2)                                                  risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in
                                                           underlying funds that invest
                                                           in fixed income securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Conserv-                                       return that is consistent
ative Portfolio                                            with a conservative level of
(Class 4)                                                  risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in
                                                           underlying funds that invest
                                                           in fixed income securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderate                                       return that is consistent
Portfolio (Class 2)                                        with a moderate level of
                                                           risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in a
                                                           balance of underlying funds
                                                           that invest in fixed income
                                                           securities and underlying
                                                           funds that invest in equity
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderate                                       return that is consistent
Portfolio (Class 4)                                        with a moderate level of
                                                           risk. This is a "fund of
                                                           funds" and seeks to achieve
                                                           its objective by investing
                                                           in a combination of
                                                           underlying funds. The fund
                                                           invests primarily in a
                                                           balance of underlying funds
                                                           that invest in fixed income
                                                           securities and underlying
                                                           funds that invest in equity
                                                           securities.
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 30  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                       return that is consistent
ely Aggressive                                             with a moderately aggressive
Portfolio (Class 2)                                        level of risk. This is a
                                                           "fund of funds" and seeks to
                                                           achieve its objective by
                                                           investing in a combination
                                                           of underlying funds. The
                                                           fund invests primarily in
                                                           underlying funds that invest
                                                           in equity securities and
                                                           also invests a moderate
                                                           amount in underlying funds
                                                           that invest in fixed income
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                       return that is consistent
ely Aggressive                                             with a moderately aggressive
Portfolio (Class 4)                                        level of risk. This is a
                                                           "fund of funds" and seeks to
                                                           achieve its objective by
                                                           investing in a combination
                                                           of underlying funds. The
                                                           fund invests primarily in
                                                           underlying funds that invest
                                                           in equity securities and
                                                           also invests a moderate
                                                           amount in underlying funds
                                                           that invest in fixed income
                                                           securities.
----------------------------------------------------------------------------------------------------------------------

RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                       return that is consistent
ely Conservative                                           with a moderately
Portfolio (Class 2)                                        conservative level of risk.
                                                           This is a "fund of funds"
                                                           and seeks to achieve its
                                                           objective by investing in a
                                                           combination of underlying
                                                           funds. The fund invests
                                                           primarily in underlying
                                                           funds that invest in fixed
                                                           income securities and also
                                                           invests a moderate amount in
                                                           underlying funds that invest
                                                           in equity securities.
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  31

----------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER   AVAILABLE UNDER
                       CONTRACTS WITH    CONTRACTS WITH
                       APPLICATIONS      APPLICATIONS
                       SIGNED            SIGNED
                       ON OR AFTER       PRIOR TO          INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007       MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
RVST Variable                 Y                 N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                       return that is consistent
ely Conservative                                           with a moderately
Portfolio (Class 4)                                        conservative level of risk.
                                                           This is a "fund of funds"
                                                           and seeks to achieve its
                                                           objective by investing in a
                                                           combination of underlying
                                                           funds. The fund invests
                                                           primarily in underlying
                                                           funds that invest in fixed
                                                           income securities and also
                                                           invests a moderate amount in
                                                           underlying funds that invest
                                                           in equity securities.
----------------------------------------------------------------------------------------------------------------------

Van Kampen Life               Y                 Y          Seeks capital growth and       Van Kampen Asset Management
Investment Trust                                           income through investments
Comstock Portfolio,                                        in equity securities,
Class II Shares                                            including common stocks,
                                                           preferred stocks and
                                                           securities convertible into
                                                           common and preferred stocks.
----------------------------------------------------------------------------------------------------------------------

Van Kampen's UIF              Y                 Y          Seeks current income and       Morgan Stanley Investment
Global Real Estate                                         capital appreciation.          Management Inc., doing
Portfolio, Class II                                                                       business as Van Kampen,
Shares                                                                                    adviser; Morgan Stanley
                                                                                          Investment Management
                                                                                          Limited and Morgan Stanley
                                                                                          Investment Management
                                                                                          Company, sub-advisers.
----------------------------------------------------------------------------------------------------------------------

Van Kampen's UIF Mid          Y                 Y          Seeks long-term capital        Morgan Stanley Investment
Cap Growth                                                 growth.                        Management Inc., doing
Portfolio, Class II                                                                       business as Van Kampen.
Shares
----------------------------------------------------------------------------------------------------------------------

Van Kampen's UIF              N                 Y          Non-diversified Portfolio      Morgan Stanley Investment
U.S. Real Estate                                           that seeks above-average       Management Inc., doing
Portfolio, Class II                                        current income and long-term   business as Van Kampen.
Shares                                                     capital appreciation by
                                                           investing primarily in
                                                           equity securities of
                                                           companies in the U.S. real
                                                           estate industry, including
                                                           real estate investment
                                                           trusts.
----------------------------------------------------------------------------------------------------------------------

Wanger International          Y                 Y          Seeks long-term growth of      Columbia Management
                                                           capital.                       Investment Advisers, LLC
----------------------------------------------------------------------------------------------------------------------

Wanger USA                    Y                 Y          Seeks long-term capital        Columbia Management
                                                           appreciation.                  Investment Advisers, LLC
----------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 32  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states.


Currently, unless the PN program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.) These accounts are not offered after the annuitization start date.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 33 instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), if available. If the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) is not available, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including surrenders under the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

For the Current Contract, the 30-day rule does not apply and no MVA will apply to:

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;


- amounts transferred automatically under the PN program; and


- amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

For the Original Contract, the 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;



- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;




- amounts deducted for fees and charges; or

- amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the early surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations


--------------------------------------------------------------------------------
 34 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

THE REGULAR FIXED ACCOUNT

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Making the Most of Your
Contract -- Transfer policies").


THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.


In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program model portfolio or investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer. (Exception: if a PN program is in effect, and the PN program model portfolio you selected includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program model portfolio you have selected.)


The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account and the regular fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;


- the PN program model portfolio or investment option in effect;



- if no PN program model portfolio or investment option is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  35

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.


If you participate in a PN program and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.



If your contract permits, and you discontinue your participation in a PN program model portfolio or investment option while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.



You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program model portfolio or investment option in effect, or if no PN program model portfolio or investment option is in effect, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

ONE-YEAR FIXED ACCOUNT

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


DCA FIXED ACCOUNT (APPLIES TO CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;


--------------------------------------------------------------------------------
 36  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account that are transferred to the one-year fixed account;

- for amounts in the DCA fixed account that are transferred to the GPAs;

- for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;


- the PN program model portfolio or investment option in effect;



- if no PN program model portfolio or investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


- to the PN program model portfolio or investment option then in effect;



- if no PN program model portfolio or investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.


If you participate in a PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.



If your contract permits, and you discontinue your participation in a PN program model portfolio or investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program model portfolio or investment option in effect, or if no PN program model portfolio or investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  37

When you apply, you may select (if available in your state):



CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)



- GPAs, the regular fixed account, the Special DCA fixed account and/or subaccounts in which you want to invest;



- how you want to make purchase payments;



- a beneficiary;



- the optional PN program(1); and



- one of the following optional death benefits:



  - MAV Death Benefit;



  - 5% Accumulation Death Benefit; or



  - Enhanced Death Benefit.



- one of the following additional optional death benefits:



  - Benefit Protector Death Benefit rider(2); or



  - Benefit Protector Plus Death Benefit rider(2).



In addition, if available in your state, you may also select one of the following optional living benefits (requires the use of the PN program):



- SecureSource Stages rider; or



- Accumulation Protector Benefit rider



The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.



ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



- GPAs, the one-year fixed account, the DCA fixed account if part of your contract, and/or subaccounts in which you want to invest;



- how you want to make purchase payments;



- a beneficiary;



- the optional PN program(1); and



- one of the following optional death benefits:



  - MAV Death Benefit;



  - 5% Accumulation Death Benefit; or



  - Enhanced Death Benefit.



- one of the following additional optional death benefits:



  - Benefit Protector Death Benefit rider(2); or



  - Benefit Protector Plus Death Benefit rider(2).



In addition, if available in your state, you may also select one of the following optional living benefits (all require the use of the PN program):



- SecureSource 20 riders, or



- SecureSource riders (only available if SecureSource 20 is not approved in your state)



(1) There is no additional charge for this feature.


(2) Not available with 5% Accumulation or Enhanced Death Benefit.



The Original Contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures


--------------------------------------------------------------------------------
 38 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


FOR BOTH THE CURRENT CONTRACT AND THE ORIGINAL CONTRACT:
If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.


THE ANNUITIZATION START DATE


CURRENT CONTRACT:


Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.



The annuitization start date must be:



- no earlier than the 30th day after the contract's effective date; and no later than



- the owner's 95th birthday or the tenth contract anniversary, if later,



- or such other date as agreed to by us.



Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.



If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.



Please see "SecureSource Stages -- Other Provisions" section regarding options under this rider at the annuitization start date.



ORIGINAL CONTRACT:


Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.



The annuitization start date must be:



- the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  39

- or such other date as agreed upon by us.



Prior to your annuitization start date, we will contact you with your options. If you do not make an election, your annuitization start date will be deferred.



FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the annuitization start date generally must be:



- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or



- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select an annuitization start date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).



If you satisfy your required minimum distributions in the form of partial surrenders from this contract, annuity payouts can start:



- As late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.



- Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, will delay the annuitization start date for these contracts.



(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the annuitization start date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select one of the SecureSource series - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT CORPORATE OFFICE APPROVAL)

  - CURRENT CONTRACT:
    (applications signed on or after Nov. 30, 2009, subject to state availability)

  MAXIMUM TOTAL PURCHASE PAYMENTS* BASED ON YOUR AGE ON THE EFFECTIVE DATE OF THE PAYMENT:

For the first year and
  total:
through age 85             $1,000,000
age 86 or older            $0

For each subsequent year:
through age 85             $100,000
age 86 or older            $0


  - ORIGINAL CONTRACT:
    (applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

  MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000


--------------------------------------------------------------------------------
 40  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders

Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments,

Additional purchase payment restrictions for the SecureSource Stages riders and SecureSource 20 riders




The riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment
(ALP) is established and your contract value on an anniversary is less than four times the ALP. (For SecureSource 20 and SecureSource Stages riders, for the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living Benefits -- Currently Offered -- SecureSource Stages Riders and SecureSource 20 Riders.")


Also if you make additional purchase payments after you take a withdrawal during the waiting period, these purchase payments are not guaranteed until the end of the waiting period.


Additional purchase payment restrictions for the Accumulation Protector Benefit rider



Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.



For the Current Contract, additional purchase payments are also allowed within 180 days from the last contract anniversary if you exercise the elective step up option.


Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.


* These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits were available if you:


- purchased a contract with the seven-year surrender charge schedule with an application signed date before May 1, 2006; or

- purchased a contract with the seven-year surrender charge schedule with an application signed date on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchased your contract.

See Appendix H for a description of the purchase payment credits that apply to your policy.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  41

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

FOR THE CURRENT CONTRACT (APPLICATIONS SIGNED ON OR AFTER NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY), the mortality and expense risk fee you pay is based on the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.


                                                                              MORTALITY AND
TEN-YEAR SURRENDER CHARGE SCHEDULE                                          EXPENSE RISK FEE

CV Death Benefit*                                                                 0.85%

ROPP Death Benefit                                                                0.85

MAV Death Benefit                                                                 1.10

5% Accumulation Death Benefit                                                     1.25

Enhanced Death Benefit                                                            1.30




                                                                              MORTALITY AND
SEVEN-YEAR SURRENDER CHARGE                                                 EXPENSE RISK FEE

CV Death Benefit*                                                                 1.05%

ROPP Death Benefit                                                                1.05

MAV Death Benefit                                                                 1.30

5% Accumulation Death Benefit                                                     1.45

Enhanced Death Benefit                                                            1.50




--------------------------------------------------------------------------------
 42  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                              MORTALITY AND
FIVE-YEAR SURRENDER CHARGE SCHEDULE                                         EXPENSE RISK FEE

CV Death Benefit*                                                                 1.40%

ROPP Death Benefit                                                                1.40

MAV Death Benefit                                                                 1.65

5% Accumulation Death Benefit                                                     1.80

Enhanced Death Benefit                                                            1.85


* CV Death Benefit is available only after an ownership change or spousal continuation if the new owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.


FOR THE ORIGINAL CONTRACT (APPLICATIONS SIGNED PRIOR TO NOV. 30, 2009 OR IN STATES WHERE THE CURRENT CONTRACT IS NOT AVAILABLE), the mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the surrender charge schedule that applies to your contract.


SEVEN-YEAR SURRENDER CHARGE SCHEDULE FOR
CONTRACTS WITH APPLICATIONS SIGNED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR
STATE                                             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP Death Benefit                                         0.90%                             1.05%

MAV Death Benefit                                         1.10                              1.25

5% Accumulation Death Benefit                             1.25                              1.40

Enhanced Death Benefit                                    1.30                              1.45

SEVEN-YEAR SURRENDER CHARGE SCHEDULE FOR ALL
  OTHER CONTRACTS
ROP Death Benefit                                         1.00%                             1.15%
MAV Death Benefit                                         1.20                              1.35
5% Accumulation Death Benefit                             1.35                              1.50
Enhanced Death Benefit                                    1.40                              1.55

FIVE-YEAR SURRENDER CHARGE SCHEDULE
ROP Death Benefit                                         1.20%                             1.35%
MAV Death Benefit                                         1.40                              1.55
5% Accumulation Death Benefit                             1.55                              1.70
Enhanced Death Benefit                                    1.60                              1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge applies to each purchase payment you make. For the Current Contract, the surrender charge lasts for 10 years, 7 years or 5 years from our receipt of each purchase payment, depending on which surrender charge schedule you select when you purchase the contract (see "Expense Summary"). For the Original Contract, the surrender charge

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  43
lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which surrender charge schedule you select when you purchase the contract (see "Expense Summary"). The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CURRENT CONTRACT WITHOUT SECURESOURCE STAGES RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

- current contract earnings.

During the first contract year, the FA is the greater of:

- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITHOUT SECURESOURCE 20 RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or

- current contract earnings.


CURRENT CONTRACT WITH SECURESOURCE STAGES RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).

During the first contract year, the FA is the greatest of:

- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


ORIGINAL CONTRACT WITH SECURESOURCE 20 RIDER, SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment (for the SecureSource 20 rider, Remaining Benefit Payment and the Remaining Annual Lifetime Payment are zero during the waiting period).


ORIGINAL CONTRACT WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.


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A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.

2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

EXAMPLE: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (THE SURRENDER CHARGE PERCENTAGES FOR THE 10-YEAR, 7-YEAR AND 5-YEAR SURRENDER CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY".) For example, if you select the 7-Year surrender charge schedule, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.

For an example, see Appendix B.

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);


- amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

- surrenders made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Appendix H -- Purchase Payment Credits for Eligible Contracts.")

CURRENT CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  45

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- Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

ORIGINAL CONTRACT:

CONTINGENT EVENTS
- Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

- Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

OPTIONAL LIVING BENEFIT CHARGES -- CURRENTLY OFFERED

SECURESOURCE STAGES RIDER FEE

We deduct a charge for this optional feature only if you select it as follows:


- SecureSource Stages - Single Life rider, 1.10%

- SecureSource Stages - Joint Life rider, 1.35%

The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.


We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently the SecureSource Stages rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to vary the rider fee for each PN program model portfolio or investment option. The SecureSource Stages - Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages - Joint Life rider fee will not exceed a maximum of 2.50%.



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 46  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,

      (ii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

      (iii) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and


      (iv) the ability to change your PN program model portfolio or investment option to one that is more aggressive than your current model portfolio. Any change to a less aggressive PN program model portfolio or investment option will further limit the PN program model portfolios or investment options available to the then current and less aggressive PN program model portfolios or investment options.


  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.


2. Your annual rider fee may increase if you elect to change to a more aggressive PN program model portfolio or investment option than your current PN program model portfolio or investment option and if the new PN program model portfolio or investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program model portfolio or investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program model portfolio or investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.


If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.


The charge does not apply after the annuitization start date.



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We deduct an annual charge of 0.95%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. For contract applications signed on or after May 3, 2010, we prorate this charge among all accounts and the subaccounts in the same proportion as your interest in each bears to your total contract value. For contract applications signed prior to June 1, 2009, the charge will be prorated among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(b) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee; or vary the rider fee for each PN program model portfolio or investment option.



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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  47

If you choose the elective step up, the elective spousal continuation step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after the annuitization start date.



(1) For contract applications signed prior to Jan. 26, 2009, the current charge is 0.55%. For contract applications signed between Jan. 26, 2009 and June 1, 2009, the current fee is 0.80%. For contract applications signed on or after May 3, 2010, the current charge is 0.95%.





SECURESOURCE RIDER FEE

We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 1.10%(1);

- SecureSource - Joint Life rider, 1.40%(1).


We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider fee will not exceed a maximum fee of 2.50%(2).


We will not change the SecureSource rider fee after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider fee will not change until the end of the waiting period. The fee will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider charge for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuitization start date.



(1) For contract applications signed on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contract applications signed prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.


(2) For contract applications signed prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.


OPTIONAL LIVING BENEFIT CHARGES -- PREVIOUSLY OFFERED




SECURESOURCE 20 RIDER FEE


We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:



- SecureSource 20 - Single Life rider, 1.25%;



- SecureSource 20 - Joint Life rider, 1.55%.



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 48  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource 20 rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to vary the rider fee for each PN program model portfolio or investment option. The SecureSource 20 - Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 - Joint Life rider fee will not exceed a maximum charge of 2.50%.



The following describes how your annual rider fee may increase:



1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.



  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:



      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,



      (ii)  any ability to make additional purchase payments,



      (iii) any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and



      (iv) the ability to change your PN program model portfolio or investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program model portfolio or investment option will further limit the PN program model portfolios or investment options available to the then current and less aggressive PN program model portfolios or investment options.



  (B) You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.



2. Your annual rider fee may increase if you elect to change to a more aggressive PN program model portfolio or investment option than your current PN program model portfolio or investment options and if the new PN program model portfolio or investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program model portfolio or investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program model portfolio or investment option or move to a less aggressive PN program model portfolio or investment option. Also, this type of fee increase does not allow you to terminate the rider.



If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after the annuitization start date.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)

We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  49
coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each model portfolio or investment option. The Guarantor Withdrawal Benefit for Life rider fee will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider fee will not change until the end of the waiting period, when it will change to the fee that was in effect on the valuation date we received your last written request to exercise the elective annual step up or elect to change your PN program model portfolio or investment option;



(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each model portfolio.


(1) See disclosure in Appendix J.


If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after the annuitization start date.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)
THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX K) UNLESS OTHERWISE NOTED.


We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider fee will not change until the third contract anniversary. The fee will be based on the fee in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.



If you choose the annual or spousal continuation elective step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



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 50  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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The charge does not apply after the annuitization start date.


(1) See disclosure in Appendix K.

INCOME ASSURER BENEFIT RIDER FEE

We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit fee after the rider effective date, unless you change your PN program model portfolio or investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program model portfolio or investment option. If you choose to change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.


For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.

OPTIONAL DEATH BENEFIT CHARGES -- CURRENTLY OFFERED

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We deduct a charge for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  51

For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.

We cannot increase this annual charge after the rider effective date.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


THE FIXED ACCOUNT


We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:



- Current Contract: the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);



- Original Contract: the sum of your purchase payments allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);



- plus interest credited;



- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;



- minus any prorated portion of the contract administrative charge; and



- minus the prorated portion of the fee for any of the following optional benefits you have selected:



  - SecureSource series of riders;



  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each

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 52  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders;

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  53
might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the "Special DCA Fixed Account", "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.


ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below and "Appendix I -- Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006").



As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset


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 54  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.




PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO YOUR CONTRACT. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have signed the application for your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for Contract Applications Signed Before May 10, 2010").



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contract Applications Signed before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals,


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  55
your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:



- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new investment option);



- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")



If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see "The Special DCA Fixed Account" and "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Market Timing").



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a surrender;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



- RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts with Applications Signed before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE SERIES OF RIDERS, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchased one of the optional living benefit riders you were required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION


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 56  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDERS : The SecureSource series or the Guarantor Withdrawal Benefit for Life riders require that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options or model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select optional living benefit rider that requires your participation in the PN program, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio or investment option at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACT APPLICATIONS SIGNED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  57

RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners with contract applications signed before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form.



The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



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 58  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  59

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
CURRENT CONTRACT:

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.


- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. You may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See "Special DCA Fixed Account.")


- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

ORIGINAL CONTRACT:
- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain

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 60  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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  or loss of contract value, unless an exception applies (see "The Guarantee
  Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  61

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


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 62  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire subaccount balance**

ORIGINAL CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders:  $500 or entire account balance

ALL CONTRACTS

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

   * Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The contract value after a partial surrender must be at least $500.


 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS


Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.


- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see "Special DCA Fixed Account", "Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").


- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.


- If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.


MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $50

ORIGINAL CONTRACT:

Transfers or surrenders:  $100 monthly
                          $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $250 or entire contract balance

ORIGINAL CONTRACT:

Transfers or surrenders:  $500 or entire account balance


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  63

MAXIMUM AMOUNT

CURRENT CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $100,000

ORIGINAL CONTRACT:

Transfers:                Contract value or entire account balance
Surrenders:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charges, surrender charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make surrenders after the annuitization start date except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
CURRENT CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

ORIGINAL CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1)

After executing a partial surrender, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.


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 64  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING THE ANNUITANT

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  65
contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.


For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.



For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death
Benefits - Benefit Protector Death Benefit Rider").



For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death"). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").


The SecureSource series - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For the Secure Source
20 - Single Life and SecureSource Stages - Single Life riders, an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue

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 66  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract's data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage in effect on the date of your death.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:


                                                                              PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROPP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PS = the amount by which the contract value is reduced as a result of the partial surrender.

  DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender

  CV = contract value on the date of (but prior to) the partial surrender.


COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.



CONTRACT VALUE DEATH BENEFIT (CV DEATH BENEFIT): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:


  - the Full Surrender Value, or

  - the contract value after any rider charges have been deducted.

FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:

- any surrender charge,

- pro rata rider charges,

- the contract charge, and

plus:

- any positive or negative market value adjustment.


RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1. the contract value after any rider charges have been deducted,

2. the ROPP Value, or

3. the Full Surrender Value.

ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  67

After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.



If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.


IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV; or

4. the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).


After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:


(a) the contract value after any rider charges have been deducted, or

(b) the MAV on that date, but prior to the reset.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the 5% accumulation death benefit floor; or

4. the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:

1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

2. the variable account floor.

PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.


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 68  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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  - PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.

  - EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.

VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.

NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.

ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.

ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB
Variable account floor, PAB and EAB are adjusted by the following:

1. When an additional purchase payment is made;

  (A) any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and

  (B) any payment you allocate to the excluded accounts are added to EAB.

2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.

   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C


   A = the amount the contract value in the Excluded Accounts is reduced by the net transfer

   B = EAB on the date of (but prior to) the transfer

   C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.

3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.

4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

   The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:

     A X B
     -----   where:
       C


   A = the amount the contract value in the Protected Accounts is reduced by the net transfer

   B = the applicable PAB or variable account floor on the date of (but prior to) the transfer

   C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

   The amount we subtract from PAB is added to EAB.

5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.

6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  69

7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.


   Variable account floor and PAB are reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

       B = Variable account floor on that date (but prior to the reset).

   EAB is reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and

       B = EAB on that date (but prior to the reset).

8. On a contract anniversary when variable account floor is greater than zero:

   (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

   (B) On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary's variable account floor.

   (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV as described above;

4. the 5% accumulation death benefit floor as described above; or

5. the Full Surrender Value as described above.

If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.

For an example of how each death benefit is calculated, see Appendix C.

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)

We will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will

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 70  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.

HERE ARE SOME TERMS USED TO DESCRIBE THE DEATH BENEFITS:

                                                                             PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                CV



PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV    =   contract value on the date of (but prior to) the partial surrender.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1. contract value; or

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders; or

3. the 5% variable account floor.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  71

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The key terms and provisions of the 5% Accumulation Death Benefit are:

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant's death.

                                                                       PST X VAF
                                                                       ---------
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL SURRENDERS  =     SAV




PST   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV   =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer or partial surrender.



The amount of purchase payments and any purchase payment credits surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current surrender or transfer; and

(b) is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial surrenders;

3. the MAV on the date of death as described above; or

4. the 5% variable account floor as described above.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender

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




Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.


There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see "Optional Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:


- the beneficiary asks us in writing; and


- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

FOR THE ORIGINAL CONTRACT:

If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.


There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:


- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
FOR THE CURRENT CONTRACT:

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Benefits", "Optional Death Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages rider will terminate.



  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA.



  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  73
  beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


  - the beneficiary asks us in writing; and


  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.


FOR THE ORIGINAL CONTRACT:

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum surrenders established based on the life expectancy of your beneficiary.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



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 74  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED
CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

SECURESOURCE STAGES RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.

This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:

- If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;

- If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

- If you take a withdrawal and later choose to allocate your contract value to a model portfolio that is more aggressive than the target model;

- If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.

At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages riders available under your contract:

- SecureSource Stages - Single Life

- SecureSource Stages - Joint Life

The information in this section applies to both SecureSource Stages riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages -- Single Life rider covers one person. The SecureSource Stages -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages -- Single Life rider or the SecureSource Stages -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase your contract on or after Nov. 30, 2009; and


- SINGLE LIFE: you are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  75

The SecureSource Stages riders are not available under an inherited qualified annuity.

The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

- SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS
The key terms associated with the SecureSource Stages rider are:

AGE BANDS: Each age band is associated with a set of lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.

EXCESS WITHDRAWAL PROCESSING: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit

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 76  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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  terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees, based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen. You may make two elective model portfolio or investment option changes per contract year; we reserve the right to limit elective model portfolio or investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to a model portfolio change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio that is more conservative than the target model portfolio or investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target or investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated. You may request to change your investment option by written request on an authorized form or by another method agreed to by us.


- NON-CANCELABLE: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Stages -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  77
  must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource Stages -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person's attained age equals age 50.


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 78  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouses attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual step ups" below).

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether Percentage A or Percentage B is used for each applicable age band:

During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).

After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

1 - (A/B) where:

     A = Contract value at the end of the prior valuation period

     B = WAB at the end of the prior valuation period


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  79

After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.

- Whenever a withdrawal is taken after the waiting period:

     (a) the WAB will be reduced by the "adjustment for withdrawal," as defined below.

     (b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.

     (c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.

     (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

          The PBG will be reset to the lesser of:

          (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

          (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

A X B     where:
---
  C


          A = the amount of the withdrawal minus the RALP

          B = the PBG minus the RALP on the date of (but prior to) the withdrawal

          C = the contract value on the date of (but prior to) the withdrawal minus the RALP

The BB will be reduced by an amount as calculated below:

D X E     where:
---
  F


          D = the amount of the withdrawal minus the RALP

          E = the BB on the date of (but prior to) the withdrawal

          F = the contract value on the date of (but prior to) the withdrawal minus the RALP.


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 80  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

          ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

G X H     where:
---
  I


          G = the amount the contract value is reduced by the withdrawal

          H = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal

          I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.

- The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.

RIDER CREDITS: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10(th) rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3(rd) rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.

The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The annual lifetime payment is available;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  81

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Stages -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum account values following a surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.

  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

AT DEATH:
SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.


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 82  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

- elect to take the death benefit under the terms of the contract, or

- elect to take the principal back guarantee available under this rider, or

- continue the contract and the SecureSource Stages rider under the spousal continuation option.

For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.

- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.

In either of the above cases:

- After the date of death, there will be no additional rider credits or annual step-ups.

- The lifetime payment percentage used will be set as of the date of death.

- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION
The SecureSource Stages rider cannot be terminated either by you or us except as follows:

- SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

- SINGLE LIFE: after the death benefit is payable, the rider will terminate.

- SINGLE LIFE: spousal continuation will terminate the rider.

- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

- On the annuitization start date, the rider will terminate.

  - You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See "Charges -- SecureSource Stages rider fee")


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  83

- When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

- Termination of the contract for any reason will terminate the rider.

For an example, see Appendix D.


ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after May 3, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date.



You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:



- you must participate in the PN program and you must elect one of the PN program model portfolios or investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the PN program model portfolio or investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");



- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below). In addition, we reserve the right to change these additional purchase payment limitations, including making further restrictions, upon written notice;



- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



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Be sure to discuss with your investment professional whether an Accumulation
Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:



BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.



MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.



ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:



(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and



(b) is the MCAV on the date of (but immediately prior to) the partial surrender.



WAITING PERIOD: The waiting period for the rider is 10 years.



We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.



Your initial MCAV is equal to your initial purchase payment and any purchase payment credits. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.



AUTOMATIC STEP UP


On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:



1. 80% of the contract value on the contract anniversary; or



2. the MCAV immediately prior to the automatic step up.



The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).



ELECTIVE STEP UP OPTION


Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.



When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.



The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The elective step up option is not available for inherited IRAs or if the benefit date would be after the annuitization start date.



ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS -- CURRENT CONTRACT ONLY


If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits received during this period. We reserve the right to change these additional purchase payment limitations.



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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  85

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SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.



CHANGE OF OWNERSHIP OR ASSIGNMENT


Subject to state limitations, a change of ownership or assignment is subject to our approval.



TERMINATING THE RIDER


The rider will terminate under the following conditions:



  The rider will terminate before the benefit date without paying a benefit on the date:



  - you take a full surrender;



  - annuitization begins;



  - the contract terminates as a result of the death benefit being paid; or



  - when a beneficiary elects an alternative payment plan which is an inherited IRA.



  The rider will terminate on the benefit date.



For an example, see Appendix L.




SECURESOURCE RIDERS

(available for applications signed before Aug. 10, 2009 or in states where SecureSource Stages riders are not available)


There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


The SecureSource rider is an optional benefit that you may select for an additional annual charge if:



- your contract application was signed on or after May 1, 2007; and


- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


The SecureSource rider is not available under an inherited qualified annuity.


The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.


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 86  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  87

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen. You may make two elective model portfolio or investment option changes per contract year; we reserve the right to limit elective model portfolio or investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current model portfolio or investment option is more aggressive than the target model portfolio or investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase.



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 88  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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  The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:


  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.


  You may request to change your investment option (or change from the model portfolio to an investment option) by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  89
  should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


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THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


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  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


20% RIDER CREDIT (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1,
2008)

If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.


ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)

The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.


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INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS WITH
APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)

As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.


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- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  95

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- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


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- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the
  ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 97 withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
If you bought a contract before Aug. 10, 2009 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


--------------------------------------------------------------------------------
 98  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------------------------------------------------------------------------
                                AND YOU SELECTED ONE OF THE
IF YOU PURCHASED                FOLLOWING OPTIONAL LIVING       DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                BENEFITS...                     FOUND IN THE FOLLOWING APPENDIX:
--------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit    Appendix K
                                ("Rider B")
--------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit    Appendix K
2006                            ("Rider A")
--------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit    Appendix J
                                for Life
--------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit          Appendix L
--------------------------------------------------------------------------------------------------
Before Nov. 30, 2009            SecureSource 20 Rider           Appendix N
--------------------------------------------------------------------------------------------------



(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

OPTIONAL ADDITIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or

  - 15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.

TERMINATING THE BENEFIT PROTECTOR
CURRENT CONTRACT:
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  99

- A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.

- The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.

- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

ORIGINAL CONTRACT:
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.

For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.

For an example, see Appendix F.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


--------------------------------------------------------------------------------
 100  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:


                          PERCENTAGE IF YOU (CURRENT CONTRACT)                    PERCENTAGE IF YOU (CURRENT CONTRACT)
RIDER YEAR WHEN DEATH     OR YOU AND THE ANNUITANT (ORIGINAL CONTRACT) ARE        OR YOU OR THE ANNUITANT (ORIGINAL CONTRACT) ARE
OCCURS;                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                       0%                                                       0%

Three and Four                                   10%                                                    3.75%

Five or more                                     20%                                                     7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                                 IF YOU (CURRENT CONTACT) OR YOU AND THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE UNDER
RIDER YEAR WHEN DEATH OCCURS;    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              40% x earnings at death (see above)

Three and Four                   40% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     40% x (earnings at death + 50% of initial purchase
                                 payment*)

                                 IF YOU (CURRENT CONTRACT) OR YOU OR THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE AGE 70
RIDER YEAR WHEN DEATH OCCURS;    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              15% x earnings at death

Three and Four                   15% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     15% x (earnings at death + 50% of initial purchase
                                 payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.

- The rider will terminate if there is an ownership change.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").

For an example, see Appendix G.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See
"Charges -- Surrender charge under Annuity Payout Plan E").

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  101

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed


--------------------------------------------------------------------------------
 102 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS investment return of 5%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix J: Guarantor Withdrawal Benefit for Life Rider" or "Appendix K: Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

- REMAINING BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE 20 RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource 20 Riders"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If You choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of nonnatural ownership, the death of annuitant;


- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


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TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if surrenders are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the surrender in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrenders from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  105
fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


- because of your death;


- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Annuitization Start Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.


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 106  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  107

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms an additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.



- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:


  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");


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 108  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  109

Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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 110  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #    CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Market Value                   Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  112                                               p.  33
Appendix B: Example -- Surrender Charges    p.  114   Charges -- Surrender Charges                p.  42
Appendix C: Example -- Death Benefits       p.  123   Benefits in Case of Death                   p.  66
Appendix D: Example -- SecureSource                   Optional Benefits -- Optional Living
Series of Riders                            p.  129   Benefits -- Currently Offered               p.  74
Appendix E: SecureSource Series of                    Optional Benefits -- Optional Living
Riders -- Additional RMD Disclosure         p.  136   Benefits -- Currently Offered               p.  74
Appendix F: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Death Benefit Rider                         p.  138   Death Benefit Rider                         p.  99
Appendix G: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p.  140   Plus Death Benefit Rider                    p. 100
Appendix H: Purchase Payment Credits for
Eligible Contracts                                    Buying Your Contract -- Purchase Payment
                                            p.  142   Credits                                     p.  37
Appendix I: Asset Allocation Program for              N/A
Contracts With Applications Signed
Before May 1, 2006                          p.  143
Appendix J: Guarantor Withdrawal Benefit              N/A
for Life Rider Disclosure                   p.  144
Appendix K: Guarantor Withdrawal Benefit              N/A
Rider Disclosure                            p.  156
Appendix L: Income Assurer Benefit                    N/A
Riders                                      p.  164
Appendix M: Example -- Accumulation                   Optional Benefits -- Optional Living
Protector Benefit Rider                     p.  173   Benefits Currently Offered                  P.  74
Appendix N: SecureSource 20 Rider                     N/A
Disclosure                                  p.  174
Appendix O: Condensed Financial
Information (Unaudited)                               Condensed Financial Information
                                            p.  188   (Unaudited)                                 p.  19




The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, (Current Contract), DCA fixed account, (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  111

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
 112  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 7%, if you elected the seven-year or ten-year surrender charge schedules and 4% if you elected a five-year surrender charge schedule. (See "Charges -- Surrender Charge.") We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  113

APPENDIX B: EXAMPLE -- SURRENDER CHARGES

EXAMPLE -- SURRENDER CHARGES

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
     PPS    =    PPSC + PPF
     PPSC   =    purchase payments surrendered that could be subject to a surrender charge
            =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF    =    purchase payments surrendered that are not subject to a surrender charge
            =    FA - contract earnings, but not less than zero
     PP     =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS     =    amount the contract value is reduced by the surrender
     FA     =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV     =    contract value prior to the surrender

Original Contract:
     PPS    =    XSF + (ACV - XSF) / (CV - TFA) x (PPNPS - XSF)
     XSF    =    10% of prior anniversary's contract value - contract earnings, but not less than zero
     ACV    =    amount the contract value is reduced by the surrender - contract earnings, but not less than zero
     TFA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     PPNPS  =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     CV     =    contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with a seven-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
 114  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT: FULL SURRENDER CHARGE CALCULATION -- SEVEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                            surrendered (PP):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                                                          PS:        60,000.00             40,000.00

STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:

          PPS = PPF + PPSC = PPF+ (PS - FA) / (CV - FA) * (PP
                                                       - PPF)

                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        60,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  115

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:         3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,500.00)            (3,206.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,460.00            $36,754.00




--------------------------------------------------------------------------------
 116  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT: PARTIAL SURRENDER CHARGE CALCULATION -- SEVEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                            surrendered (PP):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                PS (determined by iterative process described
                                                      above):        15,376.34             16,062.31

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
             PPS = PPF + PPSC = PPF + (PS - FA) / (CV - FA) *
                                                   (PP - PPF)
                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        15,376.34             16,062.31
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,376.34             19,375.80


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  117

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,376.34             19,375.80
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:         5,376.34             15,175.80
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:           376.34              1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,376.34             16,062.31
                                            SURRENDER CHARGE:          (376.34)            (1,062.31)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 118  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT: FULL SURRENDER CHARGE CALCULATION -- SEVEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                                  surrendered
                                                     (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5.   Now we can determine how much of the PPNPS is being
          surrendered (PPS) as follows:
          PPS = XSF + (ACV - XSF) /(CV - TFA) * (PPNPS - XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  119

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:         3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,500.00)            (3,206.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,460.00            $36,754.00




--------------------------------------------------------------------------------
 120  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT: PARTIAL SURRENDER CHARGE CALCULATION -- SEVEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings
                                  Contract value surrendered:        15,376.34             16,062.31
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):         5,376.34             16,062.31

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5.   Now we can determine how much of the PPNPS is being
          surrendered  (PPS) as follows:
          PPS = XSF + (ACV - XSF) / (CV - TFA) *
          (PPNPS - XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =         5,376.34             16,062.31
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,376.34             19,375.80


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  121

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,376.34             19,375.80
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:         5,376.34             15,175.80
                     multiplied by the surrender charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                            surrender charge:           376.34              1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,376.34             16,062.31
                                            SURRENDER CHARGE:          (376.34)            (1,062.31)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 122  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

CURRENT CONTRACT:


EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments minus adjusted partial surrenders:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.54
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------



  THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45


EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract with a payment of $25,000; and

- on the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:

         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                 $26,000.00
         plus purchase payments made since the prior anniversary:                           +0.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                            -1,772.73
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $24,227.27
                                                                                       ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  123

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.


THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:

         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the regular fixed account account value:                                  +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account
         and the variable account floor):                                              $24,642.11
                                                                                       ----------





  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS
  THE 5% ACCUMULATION DEATH BENEFIT FLOOR:                            $24,642.11


--------------------------------------------------------------------------------
 124  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:

         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $25,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a MAV Death Benefit of:                                                   $23,456.79
                                                                                       ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the regular fixed account value:                                          +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account
         and the variable account floor):                                              $24,642.11
                                                                                       ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5%
  ACCUMULATION DEATH BENEFIT FLOOR:                                   $24,642.11


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  125

ORIGINAL CONTRACT:


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments minus adjusted partial surrenders:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.54
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45


EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract with a payment of $25,000; and

-  on the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:

         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                 $26,000.00
         plus purchase payments made since the prior anniversary:                           +0.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                            -1,772.73
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $24,227.27
                                                                                       ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
 126  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the one-year fixed account value:                                         +5,300.00


                                                                                       ----------
         5% variable account floor (value of the one-year fixed account, the one-
         year fixed account and the variable account floor):                           $24,642.11
                                                                                       ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  127

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:

         $1,500 x $25,000
         ----------------  =
              $24,300                                                                   -1,543.21
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $25,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $25,000
         ----------------  =
              $24,300                                                                   -1,543.21
                                                                                       ----------
         for a MAV Death Benefit of:                                                   $23,456.79
                                                                                       ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =
              $19,000                                                                   -1,657.89
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the one-year fixed account value:                                         +5,300.00
                                                                                       ----------
         5% variable account floor (value of the one-year fixed account and the
         variable account floor):                                                      $24,642.11
                                                                                       ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11


--------------------------------------------------------------------------------
 128  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- SECURESOURCE SERIES OF RIDERS

EXAMPLE: SECURESOURCE STAGES

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.


- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual Step-ups are indicated in BOLD.



- You elect the PN program Moderate model portfolio or investment option at issue.



                                  HYPOTHETICAL
CONTRACT                             ASSUMED                           BENEFIT                              LIFETIME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                             PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE     PBG      ALP    RALP    PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%     $100,000  $5,000  $    0(1)  5%

1                 0          0        98,000     108,000    108,000      9.3%      100,000   5,400       0     5%

2                 0          0       105,000     114,000    114,000      7.9%      105,000   5,700       0     5%

3                 0          0       118,000     120,000    120,000      1.7%      118,000   6,000   6,000(2)  5%

3.5               0      6,000       112,000     120,000    113,898      1.7%      112,000   6,000       0     5%

4                 0          0       115,000     120,000    115,000      0.0%      115,000   6,000   6,000     5%

5                 0          0       130,000     130,000    130,000      0.0%      130,000   7,800(3)7,800(3)  6%(3)

6                 0          0       110,000     130,000    130,000     15.4%      130,000   7,800   7,800     6%

7                 0          0       100,000     130,000    130,000     23.1%      130,000   6,500(4)6,500(4)  5%(40

7.5               0     10,000        90,000     117,000(5) 117,000     23.1%      108,000(5)5,850(5)    0     5%

8                 0          0        80,000     117,000    117,000     31.6%      108,000   5,850   5,850     5%

9                 0          0        95,000     117,000    117,000     18.8%      108,000   7,020(4)7,020(4)  6%(4)



(1) The RALP is zero until the end of the 3-Year waiting period.


(2) At the end of the 3-Year waiting period, the RALP is set equal to the ALP.


(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the lifetime payment percentage increased.


(4) The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.

(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Determination of Adjustment of Benefit Values" in the "Lifetime Benefit Description".


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  129

EXAMPLE: SECURESOURCE 20

EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.


- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate PN program model portfolio or investment option at issue.



                                 HYPOTHETICAL
CONTRACT                            ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL     CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  SURRENDERS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000        NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0         0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0         0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0         0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0     6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0         0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0         0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0         0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0     7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0         0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0    10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0         0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500



(1) The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.


(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.


(3) The $7,500 surrender is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess surrender processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the surrender. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of surrender is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.


(4) The $10,000 surrender is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess surrender processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the surrender. The RBA is reset to the lesser of the prior RBA less the surrender or the contract value following the surrender. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the surrender. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of surrender is less than 20%, so the ALP Percentage and GBP percentage are set at 6% for the remainder of the contract year.



--------------------------------------------------------------------------------
 130  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.

- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.


- You elect the Moderate PN program model portfolio or investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate PN program model portfolio or investment option.



                                 HYPOTHETICAL
CONTRACT                            ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL     CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  SURRENDERS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000        NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0         0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0         0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0         0       110,000     120,000    8.3%   110,000    110,000    6,600    6,600(1)  7,200     7,200(1)

3.5               0     6,000       104,000     113,455    8.3%   110,000    104,000    6,600      600     7,200     1,200

4                 0         0       100,000     113,455   11.9%   110,000    104,000    6,600    6,600     7,200     7,200

4.5               0     7,000        90,000     105,267   14.5%    90,000     90,000    5,400(2) 5,400(2)  7,200       200

5                 0         0        80,000     105,267   24.0%    90,000     90,000    4,500(3) 4,500(3)  6,000(3)  6,000(3)

5.5               0    10,000        70,000      70,000(4) 0.0%    70,000     70,000    3,500(4) 3,500(4)  3,500(4)  3,500(4)

6                 0         0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0         0        70,000      70,000(5) 0.0%    70,000(5)  70,000(5) 4,200(5) 4,200(5)  4,200(5)  4,200(5)



(1) At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.

(2) The $7,000 surrender is greater than the $6,600 RBP allowed under the basic benefit and therefore excess surrender processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the surrender. The RBA is reset to the lesser of the prior RBA less the surrender or the contract value following the surrender. The BDP at the time of surrender is less than 20%, so the ALP Percentage and GBP Percentage are set at 6% for the remainder of the contract year.
(3) The ALP Percentage and GBP Percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.

(4) The $10,000 surrender is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess surrender processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the surrender. The RBA is reset to the lesser of the prior RBA less the surrender or the contract value following the surrender. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the surrender. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of surrender is greater than or equal to 20%, so the ALP Percentage and GBP Percentage are set at 5% for the remainder of the contract year.


(5) Allocation to the Moderately Aggressive PN program model portfolio or investment option during a surrender phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future surrenders will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  131

EXAMPLE: SECURESOURCE

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate PN program model portfolio or investment option.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program model portfolio or investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option.

(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 132  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  133

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate PN program model portfolio or investment option.


- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 134  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  135

APPENDIX E: SECURESOURCE SERIES OF RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.

Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.


    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.

* For SecureSource Stages rider, adjusted for any subsequent changes between percentage A and percentage B as described under "Lifetime Payment Percentage" and for SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage".

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);


(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;



(3) based solely on the value of the contract to which the SecureSource Series rider is attached as of the date we make the determination;



(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



--------------------------------------------------------------------------------
 136  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);
      3. a Simplified Employee Pension plan (Section 408(k));
      4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  137

APPENDIX F: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and

- You select the MAV Death Benefit and the 7-year surrender charge schedule.

  During the first contract year the contract value grows to $105,000. The death benefit under the MAV Death Benefit equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death
     (MAV Death Benefit minus remaining purchase payments for the Current Contract or
     MAV Death Benefit minus payments not previously surrendered for the Original
     Contract):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                            $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charges. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial surrenders):                             $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                         --------
  Total death benefit of:                                                                 $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously surrendered that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000
  During the tenth contract year you make an additional purchase payment of $50,000.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously surrendered that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $305,000


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

  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of
     100% of purchase payments not previously surrendered that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                                       +58,000
                                                                                         --------
  Total death benefit of:                                                                $308,000




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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  139

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70. You select the MAV Death Benefit and the 7-year surrender charge schedule.

  During the first contract year the contract value grows to $105,000. The death benefit equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus remaining purchase payments for the Current Contract or
     MAV rider minus payments not previously surrendered for the Original Contract):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                            $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $100,000 =                                    +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial surrenders):                             $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                                          +1,048
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $55,000 =                                      +5,500
                                                                                         --------
  Total death benefit of:                                                                 $64,167
  On the third contract anniversary the contract value falls $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of
  20%. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously surrendered: 0.20 x $55,000 =                                             +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000


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 140  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously surrendered: 0.20 x $55,000 =                                             +11,000
                                                                                         --------
  Total death benefit of:                                                                $316,000
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously surrendered):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.20 x $55,000 =                                     +11,000
                                                                                         --------
  Total death benefit of:                                                                $319,000




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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  141

APPENDIX H: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:


- contracts with applications signed before May 1, 2006;



- contracts with applications signed on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.


We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see
"Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.


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




APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 1, 2006


ASSET ALLOCATION PROGRAM

For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  143

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER DISCLOSURE

The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):


- your contract was an application signed on or after May 1, 2006;


- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the annuitization start date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your
Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.

The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdrawal your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdrawal an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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 144  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdrawal less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  145
  able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios or investment options from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE rider are described below:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.


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- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up"
  headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


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GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the

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

benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS

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  WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.


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- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;


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 152  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  153
annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

3. When a beneficiary elects an alternative payment plan which is an inherited IRA.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 154  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT RIDER DISCLOSURE

We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A

- your contract application is signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

- your contract application is signed prior to April 29, 2005;


- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the Portfolio Navigator program for contracts with applications signed on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to the PN program investment options or those that are in the model portfolio you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  157

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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 158  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  159

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or

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 160  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  161
been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700


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 162  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                                    $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $200,000 - $20,000 =                                             $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $180,000 - $25,000 =                                             $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                $ 10,500




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

APPENDIX L: INCOME ASSURER BENEFIT RIDERS


The following three optional Income Assurer Benefit riders were available under your contract if you your contract application is signed prior to May 1, 2007. These riders are no longer available for purchase.


- Income Assurer Benefit - MAV;

- Income Assurer Benefit - 5% Accumulation Benefit Base; or

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio -- Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;

- the annuitant on the annuitization start date must be between 50 to 86 years old; and


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- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full surrender from the contract, or the annuitization start date, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

- when a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT - MAV
The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR -- is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.


--------------------------------------------------------------------------------
 166  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current surrender or transfer; and

  (b) is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted surrender or adjusted transfer for the variable account floor as the result of (a) plus [(b) times
(c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current surrender (including any surrender charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
       1. contract value less the market value adjusted excluded payments (described above); or

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or

       3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

       1. the contract value;

       2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders;

       3. the MAV (described above); or

       4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
       1. contract value less the market value adjusted excluded payments (described above);

       2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders;

       3. the MAV, less market value adjusted excluded payments (described above); or

       4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  167

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a PN program model portfolio or investment option. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program model portfolios or investment options include protected investment options and excluded investment options (RiverSource Variable Portfolio -- Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program model portfolios or investment options.


ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- you invest all contract value in the subaccounts (protected investment options); and


- you make no additional purchase payments, partial surrenders or changes in PN program model portfolio or investment option; and


- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                            MAXIMUM         GUARANTEED
  CONTRACT     CONTRACT        PURCHASE          ANNIVERSARY     INCOME BENEFIT
ANNIVERSARY      VALUE         PAYMENTS        VALUE (MAV)(1)     BASE - MAV(2)
-------------------------------------------------------------------------------
      1        $108,000        $100,000           $108,000          $108,000
      2         125,000            none            125,000           125,000
      3         132,000            none            132,000           132,000
      4         150,000            none            150,000           150,000
      5          85,000            none            150,000           150,000
      6         121,000            none            150,000           150,000
      7         139,000            none            150,000           150,000
      8         153,000            none            153,000           153,000
      9         140,000            none            153,000           153,000
     10         174,000            none            174,000           174,000
     11         141,000            none            174,000           174,000
     12         148,000            none            174,000           174,000
     13         208,000            none            208,000           208,000
     14         198,000            none            208,000           208,000
     15         203,000            none            208,000           208,000
-------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 168  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             174,000               812.58
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                814.32
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              174,000              657.72
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAV PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                650.76
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  169

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                ASSUMED                                             BENEFIT BASE -
  CONTRACT     CONTRACT        PURCHASE        5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         PAYMENTS        BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------
      1        $108,000        $100,000            $105,000            $108,000
      2         125,000            none             110,250             125,000
      3         132,000            none             115,763             132,000
      4         150,000            none             121,551             150,000
      5          85,000            none             127,628             127,628
      6         121,000            none             134,010             134,010
      7         139,000            none             140,710             140,710
      8         153,000            none             147,746             153,000
      9         140,000            none             155,133             155,133
     10         174,000            none             162,889             174,000
     11         141,000            none             171,034             171,034
     12         148,000            none             179,586             179,586
     13         208,000            none             188,565             208,000
     14         198,000            none             197,993             198,000
     15         203,000            none             207,893             207,893
----------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             171,034               778.20
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             198,000               974.16
     15            203,000              1,025.15                1,027.18             207,893             1,049.86
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                779.91
     12                840.46
     13                998.40
     14                976.14
     15              1,051.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
 170  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST         IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              171,034              632.83
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              198,000              786.06
     15            203,000               826.21                   818.09              207,893              846.12
------------------------------------------------------------------------------------------------------------------------
                    IAB - 5% RF
                     PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                625.98
     12                671.65
     13                796.64
     14                778.14
     15                837.81
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                       GUARANTEED
                                                                                         INCOME
                                                                                     BENEFIT BASE -
                                                                                       GREATER OF
                ASSUMED                        MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT       PURCHASE       ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        PAYMENTS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------
      1        $108,000       $100,000         $108,000            $105,000             $108,000
      2         125,000           none          125,000             110,250              125,000
      3         132,000           none          132,000             115,763              132,000
      4         150,000           none          150,000             121,551              150,000
      5          85,000           none          150,000             127,628              150,000
      6         121,000           none          150,000             134,010              150,000
      7         139,000           none          150,000             140,710              150,000
      8         153,000           none          153,000             147,746              153,000
      9         140,000           none          153,000             155,133              155,133
     10         174,000           none          174,000             162,889              174,000
     11         141,000           none          174,000             171,034              174,000
     12         148,000           none          174,000             179,586              179,586
     13         208,000           none          208,000             188,565              208,000
     14         198,000           none          208,000             197,993              208,000
     15         203,000           none          208,000             207,893              208,000
---------------------------------------------------------------------------------------------------



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  171

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                840.46
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                     STANDARD PROVISIONS                                IAB -- MAX PROVISIONS
               -----------------------------------------------------------------------------------------------------

  CONTRACT                           NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY        ASSUMED          PLAN D - LAST           PLAN D - LAST         IAB - MAX        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------------
     10           $174,000             $629.88                 $622.92            $174,000            $629.88
     11            141,000              521.70                  516.06             174,000             643.80
     12            148,000              559.44                  553.52             179,586             678.83
     13            208,000              807.04                  796.64             208,000             807.04
     14            198,000              786.06                  778.14             208,000             825.76
     15            203,000              826.21                  818.09             208,000             846.56
--------------------------------------------------------------------------------------------------------------------
               IAB -- MAX PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                671.65
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 172  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- ACCUMULATION PROTECTOR RIDER




EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.


The example assumes:


- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.


- You make no additional purchase payments.


- You do not exercise the elective step-up option.





                                                                                         HYPOTHETICAL
END OF       PARTIAL SURRENDER            MCAV                                              ASSUMED
CONTRACT       (BEGINNING OF         ADJUSTMENT FOR                    ACCUMULATION        CONTRACT
YEAR               YEAR)           PARTIAL SURRENDER       MCAV       BENEFIT AMOUNT         VALUE
1                  $    0                $    0          $100,000         $     0          $112,000
2                       0                     0           102,400               0           128,000
3                       0                     0           108,000               0           135,000
4                       0                     0           108,000               0           125,000
5                       0                     0           108,000               0           110,000
6                   2,000                 1,964           106,036               0           122,000
7                       0                     0           112,000               0           140,000
8                       0                     0           112,000               0           121,000
9                   5,000                 4,628           107,372               0            98,000
10                      0                     0           107,372          22,372            85,000





--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  173

APPENDIX N: SECURESOURCE 20 RIDER DISCLOSURE



SECURESOURCE 20 RIDERS


(available for applications signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009 or in states where the Current Contract is not available)



This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.



There are two optional SecureSource 20 riders available under your contract:



- SecureSource 20 -- Single Life; or



- SecureSource 20 -- Joint Life.



The information in this section applies to both Secure Source 20 riders, unless otherwise noted.



For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.



The SecureSource 20 -- Single Life rider covers one person. The SecureSource 20 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 -- Single Life rider or the SecureSource 20 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:



- your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or



- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.



The SecureSource 20 riders are not available under an inherited qualified annuity.



The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.



- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.



KEY TERMS


The key terms associated with the SecureSource 20 rider are:



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.



ENHANCED LIFETIME BASE (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.



GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



--------------------------------------------------------------------------------
 174  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.



REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.



WAITING PERIOD: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.



WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.



WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.



DESCRIPTION OF THE SECURESOURCE 20 RIDER


Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.



The lifetime withdrawal benefit is established automatically:



- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).



The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.



If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.



If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.



At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see
"Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  175

Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.



Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).



The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.



IMPORTANT SECURESOURCE 20 RIDER CONSIDERATIONS


You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:



- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:



  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see "At Death" heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:



      (i) There are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or



      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.



      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.



  (c) If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit's RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.



- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.



- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the PN program investment options or those that are in the model portfolio (if applicable) you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen. You may make two elective model portfolio or investment option changes per contract year; we reserve the right to limit elective model portfolio or investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



You can allocate your contract value to any available investment options during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available investment option.



--------------------------------------------------------------------------------
 176  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.



After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:



  (a) the total GBA will be reset to the contract value, if your contract value is less; and



  (b) the total RBA will be reset to the contract value, if your contract value is less; and



  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and



  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and



  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and



  (g) the WAB will be reset as follows:



      - if the ALP has not been established, the WAB will be equal to the reset GBA.



      if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and



  (h) the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.



      You may request to change your investment option (or change from a model portfolio to an investment option) by written request on an authorized form or by another method agreed to by us.



- NON-CANCELABLE: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



  Dissolution of marriage does not terminate the SecureSource 20 - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource 20 - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  177

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").



BASIC BENEFIT DESCRIPTION


THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA and RBA are equal to the initial purchase payment.



- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.



- When you take a withdrawal after the waiting period and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.



  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.



- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.



  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN program model portfolio or investment options under the PN program as described under "Use of Portfolio Navigator Program Required," above.



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GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



RBA EXCESS WITHDRAWAL PROCESSING


The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:



During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:



       1 - (A/B)



       A = contract value at the end of the prior valuation period



       B = WAB at the end of the prior valuation period



When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.



Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:



(1) when the RBA Payout Option is elected, or



(2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or



(3) when the contract value reduces to zero.



For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.



WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,



THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At Rider Effective Date -- the WAB is set equal to the initial purchase payment.



- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.



- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.



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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  179

Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).



  (A) The WAB is reduced by an amount as calculated below:



A X B
-----  where:
  C





       A = the amount the contract value is reduced by the withdrawal



       B = WAB on the date of (but prior to) the withdrawal



       C = the contract value on the date of (but prior to) the withdrawal.



  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.



If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.



- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:



  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.



  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN program model portfolio or investment option as described under "Use of Portfolio Navigator Program Required," above.



- On the later of the third rider anniversary or the rider anniversary when the ALP is established -- unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.



  (A) The ELB, minus



  (B) the greater of:



       i)  your contract value, or



       ii) the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.



REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- During the waiting period -- the RBP will be zero.



- At the beginning of any contract year after the waiting period and when the GBP Percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS


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





  WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



LIFETIME BENEFIT DESCRIPTION


SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.



- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:



- SINGLE LIFE: death; or



- JOINT LIFE: death of the last surviving covered spouse; or



- the RBA is reduced to zero.



The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the covered person has already reached age 65.



  (b) the rider anniversary following the date the covered person reaches age
      65,



      - if during the waiting period and no prior withdrawal has been taken; or



      - if after the waiting period.



  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.



If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.



- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the younger covered spouse has already reached age 65.



  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.



  (c) upon the first death of a covered spouse, then



       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or



       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or



       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.



  (d) Following dissolution of marriage of the covered spouses,



       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  181

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.



  For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.



If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.



- Whenever the ALP Percentage changes --



  (a) If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.



  (b) If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.



- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.



- When you make a withdrawal:



  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.



  (b) After the waiting period, if the amount withdrawn is:



       (i) less than or equal to the RALP, the ALP is unchanged.



       (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.



  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.



- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (JOINT LIFE: younger covered spouse) has reached age 65.



- At step ups -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- Upon certain changes to your PN program model portfolio or investment option under the PN program as described under "Use of Portfolio Navigator Program Required," above.



20% RIDER CREDIT


If you do not make a withdrawal during the first three rider years and you don't decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.



ENHANCED LIFETIME BASE (ELB)


The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.



The maximum enhanced lifetime base at any time is $5,000,000.



If the enhanced lifetime base is greater than zero, then it will:



- increase by the amount of any purchase payments received on or after the third rider anniversary.



- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.



- be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.



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 182  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:



- The total RBA is reduced to zero.



- You decline a rider fee increase.



The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.



INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE


If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.



ALP EXCESS WITHDRAWAL PROCESSING


The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:


- The RALP is established at the same time as the ALP, and:



  (a) During the waiting period -- the RALP will be zero.



  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.



- At the beginning of each contract year after the waiting period and when the ALP Percentage changes -- the RALP is set equal to the ALP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).



- At step ups -- (see "Annual Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



OTHER PROVISIONS


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:



- The withdrawal is after the waiting period;



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix F for additional information.



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  183
in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.



The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:



- You have not declined a rider fee increase.



- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.



- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.



- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



  (a) During the waiting period, the RBP will not be affected by the step up.



  (b) After the waiting period, the RBP will be reset to the increased GBP.



- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.



- The RALP will be reset as follows:



  (a) During the waiting period, the RALP will not be affected by the step up.



  (b) After the waiting period, the RALP will be reset to the increased ALP.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 -- Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
20 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:



1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:



    (a) receive the remaining schedule of GBPs until the RBA equals zero; or



    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



--------------------------------------------------------------------------------
 184  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

        JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



    (a) the remaining schedule of GBPs until the RBA equals zero; or



    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



        JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:



   - SINGLE LIFE: covered person;



   - JOINT LIFE: last surviving covered spouse.



Under any of these scenarios:



- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate;



- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and



- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:



- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.



- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.



AT DEATH:


SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  185

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.



If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.



If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.



REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION


The SecureSource 20 rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.



2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.



3. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.



4. Annuity payouts under an annuity payout plan will terminate the rider.



5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See "Charges -- SecureSource 20 rider fee").



--------------------------------------------------------------------------------
 186  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

6. When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.



7. Termination of the contract for any reason will terminate the rider.



8. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.



For an example, see Appendix D.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  187

APPENDIX O: CONDENSED FINANCIAL INFORMATION (UNAUDITED)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period      $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period            $0.45   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end
  of period (000 omitted)                             126     156     276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period            $0.93   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                             688   1,006   1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               7      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.05      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              20      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.06      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              14      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 188  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               6      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period            $1.41   $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,505   1,719   1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $0.99      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               9      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period            $1.76   $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             628     721     821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.32   $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             122     147     189     159     108      64      53      23      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               9      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.05      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               5      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/30/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.92   $1.62   $1.47   $1.40   $1.30   $1.24   $0.97   $1.00      --      --
Accumulation unit value at end of period            $1.10   $0.92   $1.62   $1.47   $1.40   $1.30   $1.24   $0.97      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               6       6      15      11      11      11      12      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.15   $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              72      64      58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (11/30/2009)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  189

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/30/2009)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              15      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              17      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (11/30/2009)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period            $1.35   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,849   2,581   3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period      $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period            $2.31   $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              33      60     136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.03   $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             274     315     318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period            $1.44   $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             210     287     384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/21/2002)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period      $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.50   $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,221   1,572   1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.34   $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             205     221     249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $0.99      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              12      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period            $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                             492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.00%) and (0.99%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.27   $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             713     743   1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.36   $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             356     367     455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period      $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             307     325     354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 190  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $0.98      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              17      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              15      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.05      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period            $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                             521     683     746     811     799     771     748     360     112       7
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period            $1.27   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end
  of period (000 omitted)                             373     561     759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81   $1.00      --      --
Accumulation unit value at end of period            $0.95   $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               7      24      30      33      24      28      24      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               5      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.02      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (11/30/2009)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              20      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/30/2009)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/21/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.38   $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              62      68      80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period      $1.08   $1.69   $1.75   $1.52   $1.48   $1.27   $0.98   $1.00      --      --
Accumulation unit value at end of period            $1.37   $1.08   $1.69   $1.75   $1.52   $1.48   $1.27   $0.98      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             120     113     111     125     144     139      57       1      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               3      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  191

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               5      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
WANGER USA (11/30/2009)
Accumulation unit value at beginning of period      $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.08      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               5      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                2009    2008    2007    2006    2005    2004
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                    $0.59   $1.15   $1.00      --      --      --
Accumulation unit value at end of period                          $0.89   $0.59   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                    $0.76   $1.30   $1.27   $1.10   $1.08   $1.00
Accumulation unit value at end of period                          $0.89   $0.76   $1.30   $1.27   $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --       1       1       1       1       1
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                    $0.86   $1.87   $1.80   $1.36   $1.19   $1.00
Accumulation unit value at end of period                          $1.13   $0.86   $1.87   $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                          258     325     254     299     244      97
---------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                    $0.66   $0.90   $1.00      --      --      --
Accumulation unit value at end of period                          $0.84   $0.66   $0.90      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                    $0.68   $1.19   $1.00   $1.06   $1.06   $1.00
Accumulation unit value at end of period                          $0.90   $0.68   $1.19   $1.00   $1.06   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           67      79      84     341     176      40
---------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                    $0.86   $1.20   $1.30   $1.12   $1.09   $1.00
Accumulation unit value at end of period                          $1.01   $0.86   $1.20   $1.30   $1.12   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                    $0.78   $1.06   $1.06   $1.00      --      --
Accumulation unit value at end of period                          $1.10   $0.78   $1.06   $1.06      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           24      31      33     100      --      --
---------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                    $0.66   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                          $0.82   $0.66   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          363     289     252      --      --      --
---------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                    $0.57   $1.13   $1.00      --      --      --
Accumulation unit value at end of period                          $0.77   $0.57   $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                    $0.95   $1.35   $1.41   $1.20   $1.16   $1.00
Accumulation unit value at end of period                          $1.16   $0.95   $1.35   $1.41   $1.20   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                          197     155     161      --      --      --
---------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                    $0.71   $1.10   $1.00      --      --      --
Accumulation unit value at end of period                          $0.83   $0.71   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 192  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2009    2008    2007    2006    2005    2004
---------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $0.61   $1.09   $1.00      --      --      --
Accumulation unit value at end of period                          $0.75   $0.61   $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.93   $1.52   $1.49   $1.25   $1.14   $1.00
Accumulation unit value at end of period                          $1.19   $0.93   $1.52   $1.49   $1.25   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                    $0.70   $0.98   $1.00      --      --      --
Accumulation unit value at end of period                          $0.99   $0.70   $0.98      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          164     146     204      --      --      --
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $0.89   $1.59   $1.38   $1.26   $1.11   $1.00
Accumulation unit value at end of period                          $1.18   $0.89   $1.59   $1.38   $1.26   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                          388     550     587     963     536     195
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.01   $1.07   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                          $1.15   $1.01   $1.07   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                          287     300     490     122     111      26
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.03   $1.74   $1.54   $1.40   $1.21   $1.00
Accumulation unit value at end of period                          $1.41   $1.03   $1.74   $1.54   $1.40   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                           90     136     109     127      60       4
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $0.93   $1.69   $1.48   $1.28   $1.10   $1.00
Accumulation unit value at end of period                          $1.15   $0.93   $1.69   $1.48   $1.28   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           93      97      96     150     156      96
---------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $0.91   $1.31   $1.29   $1.11   $1.12   $1.00
Accumulation unit value at end of period                          $1.20   $0.91   $1.31   $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9      28      31      33      34      29
---------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.38   $1.32   $1.22   $1.10   $1.16   $1.00
Accumulation unit value at end of period                          $1.60   $1.38   $1.32   $1.22   $1.10   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                          259     283     481     448     244     107
---------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $0.81   $1.43   $1.43   $1.19   $1.12   $1.00
Accumulation unit value at end of period                          $1.04   $0.81   $1.43   $1.43   $1.19   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.94   $1.52   $1.50   $1.32   $1.19   $1.00
Accumulation unit value at end of period                          $1.22   $0.94   $1.52   $1.50   $1.32   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                          155     185     225     289     177      70
---------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $0.58   $0.93   $1.00      --      --      --
Accumulation unit value at end of period                          $0.69   $0.58   $0.93      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                    $0.72   $1.29   $1.17   $1.13   $1.06   $1.00
Accumulation unit value at end of period                          $0.86   $0.72   $1.29   $1.17   $1.13   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           11      11      12     118      --      --
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                    $0.75   $1.46   $1.34   $1.18   $1.10   $1.00
Accumulation unit value at end of period                          $1.05   $0.75   $1.46   $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  193

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2009    2008    2007    2006    2005    2004
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                    $0.72   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                          $0.89   $0.72   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                    $0.61   $1.04   $1.00      --      --      --
Accumulation unit value at end of period                          $0.80   $0.61   $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          282     132     103      --      --      --
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $0.62   $1.05   $1.00      --      --      --
Accumulation unit value at end of period                          $0.83   $0.62   $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          314     298     290      --      --      --
---------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                    $0.60   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                          $0.84   $0.60   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                    $0.93   $1.22   $1.20   $1.09   $1.09   $1.00
Accumulation unit value at end of period                          $1.07   $0.93   $1.22   $1.20   $1.09   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                    $1.38   $2.27   $1.82   $1.41   $1.24   $1.00
Accumulation unit value at end of period                          $1.80   $1.38   $2.27   $1.82   $1.41   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.68   $1.28   $1.15   $1.09   $1.06   $1.00
Accumulation unit value at end of period                          $0.96   $0.68   $1.28   $1.15   $1.09   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           70      80      65     152     149      51
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.90   $1.54   $1.48   $1.29   $1.15   $1.00
Accumulation unit value at end of period                          $1.23   $0.90   $1.54   $1.48   $1.29   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                            3       4       6       8       9       3
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                    $1.01   $1.21   $1.13   $1.07   $1.07   $1.00
Accumulation unit value at end of period                          $1.18   $1.01   $1.21   $1.13   $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                          573     562     807     629     440     207
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.83   $1.36   $1.41   $1.25   $1.16   $1.00
Accumulation unit value at end of period                          $1.11   $0.83   $1.36   $1.41   $1.25   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --       1       2       2       2      --
---------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                    $0.85   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                          $1.01   $0.85   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          192     276     368      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(04/30/2004)
Accumulation unit value at beginning of period                    $1.05   $1.05   $1.02   $1.00   $0.99   $1.00
Accumulation unit value at end of period                          $1.03   $1.05   $1.05   $1.02   $1.00   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          135      79     179      46      12       3
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec.
  31, 2009 were (2.00%) and (1.98%), respectively.
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $1.00   $1.09   $1.06   $1.03   $1.03   $1.00
Accumulation unit value at end of period                          $1.12   $1.00   $1.09   $1.06   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                          486     520     845     368      --      --
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.93   $1.59   $1.51   $1.28   $1.15   $1.00
Accumulation unit value at end of period                          $1.16   $0.93   $1.59   $1.51   $1.28   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                          433     428     358     461     217      --
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 194  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2009    2008    2007    2006    2005    2004
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.71   $1.25   $1.24   $1.09   $1.05   $1.00
Accumulation unit value at end of period                          $0.86   $0.71   $1.25   $1.24   $1.09   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                          279     279     273     345     410     258
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                    $1.06   $1.08   $1.02   $1.00      --      --
Accumulation unit value at end of period                          $1.11   $1.06   $1.08   $1.02      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          346     223     382     430      --      --
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.88   $1.19   $1.20   $1.10   $1.08   $1.00
Accumulation unit value at end of period                          $1.32   $0.88   $1.19   $1.20   $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                          172     215     267     389     278     141
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of period                    $0.94   $1.18   $1.17   $1.11   $1.09   $1.00
Accumulation unit value at end of period                          $1.31   $0.94   $1.18   $1.17   $1.11   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                          206     152     192      84      --      --
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                    $0.53   $0.99   $1.00      --      --      --
Accumulation unit value at end of period                          $0.74   $0.53   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.79   $1.29   $1.25   $1.11   $1.08   $1.00
Accumulation unit value at end of period                          $0.98   $0.79   $1.29   $1.25   $1.11   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                            3       4       6       7       8       3
---------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.99   $1.04   $1.01   $0.99   $1.00   $1.00
Accumulation unit value at end of period                          $1.03   $0.99   $1.04   $1.01   $0.99   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                          102      66     140     131      58      29
---------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $0.68   $1.25   $1.24   $1.14   $1.07   $1.00
Accumulation unit value at end of period                          $0.92   $0.68   $1.25   $1.24   $1.14   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                            5      19      22      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $1.23   $2.72   $2.01   $1.53   $1.17   $1.00
Accumulation unit value at end of period                          $2.10   $1.23   $2.72   $2.01   $1.53   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                           92     136     101     171     143      66
---------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                    $1.00   $1.71   $1.55   $1.27   $1.14   $1.00
Accumulation unit value at end of period                          $1.25   $1.00   $1.71   $1.55   $1.27   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                    $0.59   $0.99   $1.00      --      --      --
Accumulation unit value at end of period                          $0.76   $0.59   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          391     251     239      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                    $0.79   $1.27   $1.23   $1.08   $1.10   $1.00
Accumulation unit value at end of period                          $1.06   $0.79   $1.27   $1.23   $1.08   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                    $0.88   $1.31   $1.40   $1.19   $1.15   $1.00
Accumulation unit value at end of period                          $1.17   $0.88   $1.31   $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                          167     190     222     276     305     123
---------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $0.79   $1.25   $1.31   $1.15   $1.13   $1.00
Accumulation unit value at end of period                          $0.99   $0.79   $1.25   $1.31   $1.15   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                          440     509     526     817     589     206
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  195

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                2009    2008    2007    2006    2005    2004
---------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $0.46   $0.85   $1.00      --      --      --
Accumulation unit value at end of period                          $0.64   $0.46   $0.85      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           64     100      52      --      --      --
---------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $0.58   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                          $0.90   $0.58   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                    $1.17   $2.19   $1.92   $1.43   $1.20   $1.00
Accumulation unit value at end of period                          $1.71   $1.17   $2.19   $1.92   $1.43   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                           79     123      88     117      92      25
---------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                    $0.81   $1.37   $1.33   $1.26   $1.15   $1.00
Accumulation unit value at end of period                          $1.13   $0.81   $1.37   $1.33   $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                          154     168     174     174     158      63
---------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 196  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  197

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


45304 L (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R)

ENDEAVOR SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

New Endeavor Select Variable Annuity CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:



AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust


Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)

Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)

Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION.............   16
FINANCIAL STATEMENTS........................   16
THE VARIABLE ACCOUNT AND THE FUNDS..........   16
GUARANTEE PERIOD ACCOUNTS (GPAS)............   30
THE FIXED ACCOUNT...........................   31
BUYING YOUR CONTRACT........................   33
CHARGES.....................................   36
VALUING YOUR INVESTMENT.....................   42
MAKING THE MOST OF YOUR CONTRACT............   44
WITHDRAWALS.................................   53
TSA -- SPECIAL PROVISIONS...................   54
CHANGING OWNERSHIP..........................   55
BENEFITS IN CASE OF DEATH...................   55
OPTIONAL BENEFITS...........................   58
THE ANNUITY PAYOUT PERIOD...................   75
TAXES.......................................   77
VOTING RIGHTS...............................   80
SUBSTITUTION OF INVESTMENTS.................   81
ABOUT THE SERVICE PROVIDERS.................   81
ADDITIONAL INFORMATION......................   83
APPENDICES TABLE OF CONTENTS
  AND CROSS-REFERENCE TABLE.................   84
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   85
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES...   87
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......   92
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER......   95
APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS..   96
APPENDIX F: SECURESOURCE RIDERS --
  ADDITIONAL RMD DISCLOSURE.................  100
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  102
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  104
APPENDIX I: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS........................  106
APPENDIX J: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS WITH APPLICATIONS SIGNED
  BEFORE MAY 1, 2006........................  107
APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R) RIDER DISCLOSURE..................  108
APPENDIX L: GUARANTOR WITHDRAWAL
  BENEFIT RIDER DISCLOSURE..................  120
APPENDIX M: INCOME ASSURER BENEFIT RIDERS...  127
APPENDIX N: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)...................  136
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  147





--------------------------------------------------------------------------------
 2  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code



--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  3

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges").

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders. (See "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").

- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

- How long you intend to keep the contract: The contract has withdrawal charges. Does the contract meet your current and anticipated future need for liquidity? (See "Withdrawals").

- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges").

- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals").

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts").


ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS 5 will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")


- DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account").


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")


OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. We also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person
(SecureSource - Single Life) or the lifetime of you and your spouse (SecureSource - Joint Life) ("SecureSource Riders"). Optional living benefits require the use of a Portfolio Navigator program (PN program) model portfolio or investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits. (See "Optional Benefits"). Optional benefits vary by state and may have eligibility requirements.


BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period").



--------------------------------------------------------------------------------
 6  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


           SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE*
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0


*   The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

Return of Purchase Payment (ROP) Death
Benefit                                             0.90%                         0.15%                        1.05%

Maximum Anniversary Value (MAV) Death
Benefit                                             1.10                          0.15                         1.25

5% Accumulation Death Benefit                       1.25                          0.15                         1.40

Enhanced Death Benefit                              1.30                          0.15                         1.45

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.05                          0.15                         1.20

MAV Death Benefit                                   1.25                          0.15                         1.40

5% Accumulation Death Benefit                       1.40                          0.15                         1.55

Enhanced Death Benefit                              1.45                          0.15                         1.60





--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  7

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                   1.00%                         0.15%                        1.15%

MAV Death Benefit                                   1.20                          0.15                         1.35

5% Accumulation Death Benefit                       1.35                          0.15                         1.50

Enhanced Death Benefit                              1.40                          0.15                         1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.15                          0.15                         1.30

MAV Death Benefit                                   1.35                          0.15                         1.50

5% Accumulation Death Benefit                       1.50                          0.15                         1.65

Enhanced Death Benefit                              1.55                          0.15                         1.70


FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE



QUALIFIED ANNUITIES

ROP Death Benefit                                      1.20%                           0.15%                          1.35%

MAV Death Benefit                                      1.40                            0.15                           1.55

5% Accumulation Death Benefit                          1.55                            0.15                           1.70

Enhanced Death Benefit                                 1.60                            0.15                           1.75

NONQUALIFIED ANNUITIES

ROP Death Benefit                                      1.35                            0.15                           1.50

MAV Death Benefit                                      1.55                            0.15                           1.70

5% Accumulation Death Benefit                          1.70                            0.15                           1.85

Enhanced Death Benefit                                 1.75                            0.15                           1.90




--------------------------------------------------------------------------------
 8  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS


If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires participation in the PN program. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM:     CURRENT:
                                                                    1.75%        0.80%(1)


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.


FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009




SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    2.00%        1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    2.50%        1.40%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009




SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.95%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008




SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM:     CURRENT:
                                                                    1.50%        0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM:     CURRENT:
                                                                    1.75%        0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)





GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)



INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit -- Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                1.57%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.15%           --%          0.95%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.25            --           1.25
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.14            --           1.17(1)


Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.12            --           1.17(2)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(3)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.09            --           1.09
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.05            --           1.05
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.37            --           1.37
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.32            --           1.57
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.12            --           0.69
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.63       0.25     0.03          0.02           0.93(4)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(4)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.07            --           0.79




--------------------------------------------------------------------------------
 10  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

FTVIPT Templeton Growth Securities Fund - Class 2                0.75%      0.25%    0.04%           --%          1.04%


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund, Series II Shares)


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.33          0.02           1.31
(previously AIM V.I. International Growth Fund, Series II
Shares)


Invesco V.I. Mid Cap Core Equity Fund, Series II Shares          0.73       0.25     0.31          0.03           1.32
(previously AIM V.I. Mid Cap Core Equity Fund, Series II
Shares)


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.17            --           0.92
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(7)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(8)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(7)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(9)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(10)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.63       0.25     0.22          0.05           1.15(9)


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(9)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(11)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(11)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(11)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(11)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)




--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  11

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81%      0.13%    0.62%           --%          1.56%(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(12)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(12),(13)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(12)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(12),(13)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(12)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(12),(13)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12),(13)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12),(13)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42


Van Kampen's UIF U.S. Real Estate Portfolio, Class II            0.80       0.35     0.34          0.01           1.50(14)
Shares


Wanger International                                             0.85         --     0.20            --           1.05


Wanger USA                                                       0.86         --     0.12            --           0.98







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% for Columbia High Yield Fund, Variable Series, Class B, 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund. The Advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the distribution fee in excess of 0.15% when the total operating expenses, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.


 (3) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.92% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.


 (8) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (9) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(10) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.



--------------------------------------------------------------------------------
 12  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(11) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(12) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(14) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors, including certain investment related expenses was 1.38%.



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  13

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on the assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,440      $2,598      $3,737      $6,155           $640       $1,898      $3,137      $6,155

Five-year
withdrawal charge
schedule              1,470       2,583       3,474       6,395            670        1,983       3,274       6,395






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,425      $2,555      $3,668      $6,033           $625       $1,855      $3,068      $6,033

Five-year
withdrawal charge
schedule              1,455       2,540       3,405       6,276            655        1,940       3,205       6,276





MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,364      $2,381      $3,386      $5,515           $564       $1,681      $2,786      $5,515

Five-year
withdrawal charge
schedule              1,394       2,366       3,125       5,763            594        1,766       2,925       5,763






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,349      $2,338      $3,318      $5,389           $549       $1,638      $2,718      $5,389

Five-year
withdrawal charge
schedule              1,379       2,323       3,055       5,640            579        1,723       2,855       5,640





MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,395      $2,507      $3,651      $6,307        $595       $1,807      $3,051      $6,307

Seven-year
withdrawal charge
schedule for all
other contracts       1,405       2,537       3,698       6,388         605        1,837       3,098       6,388

Five-year
withdrawal charge
schedule              1,426       2,495       3,391       6,549         626        1,895       3,191       6,549






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,380      $2,463      $3,581      $6,183        $580       $1,763      $2,981      $6,183

Seven-year
withdrawal charge
schedule for all
other contracts       1,390       2,493       3,627       6,266         590        1,793       3,027       6,266

Five-year
withdrawal charge
schedule              1,411       2,451       3,321       6,429         611        1,851       3,121       6,429





--------------------------------------------------------------------------------
 14  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,014      $1,358      $1,723      $2,387           $214        $658       $1,123      $2,387

Seven-year
withdrawal charge
schedule for all
other contracts       1,025       1,389       1,775       2,494            225         689        1,175       2,494

Five-year
withdrawal charge
schedule              1,045       1,351       1,479       2,705            245         751        1,279       2,705






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $  999      $1,311      $1,644      $2,225           $199        $611       $1,044      $2,225

Seven-year
withdrawal charge
schedule for all
other contracts       1,009       1,342       1,696       2,333            209         642        1,096       2,333

Five-year
withdrawal charge
schedule              1,030       1,304       1,401       2,547            230         704        1,201       2,547




(1) In these examples, the contract administrative charge is $40.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  15

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
 16 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  17

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 18  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein               N                  Y          Seeks to maximize total        AllianceBernstein L.P.
VPS Balanced Wealth                                           return consistent with
Strategy Portfolio                                            AllianceBernstein's
(Class B)                                                     determination of reasonable
                                                              risk.
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Global Thematic                                           capital.
Growth Portfolio
(Class B)
(previously
AllianceBernstein
VPS Global
Technology Portfolio
(Class B))
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS Growth and                                                capital.
Income Portfolio
(Class B)
-------------------------------------------------------------------------------------------------------------------------

AllianceBernstein               Y                  Y          Seeks long-term growth of      AllianceBernstein L.P.
VPS International                                             capital.
Value Portfolio
(Class B)
-------------------------------------------------------------------------------------------------------------------------

American Century VP             N                  Y          The Fund pursues long-term     American Century Investment
Inflation                                                     total return using a           Management, Inc.
Protection, Class II                                          strategy that seeks to
                                                              protect against U.S.
                                                              inflation.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Mid Cap Value, Class                                          growth. Income is a            Management, Inc.
II                                                            secondary objective.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Ultra(R), Class II                                            growth.                        Management, Inc.
-------------------------------------------------------------------------------------------------------------------------

American Century VP             Y                  Y          Seeks long-term capital        American Century Investment
Value, Class II                                               growth. Income is a            Management, Inc.
                                                              secondary objective.
-------------------------------------------------------------------------------------------------------------------------

Columbia High Yield             Y                  Y          Seeks total return,            Columbia Management
Fund, Variable                                                consisting of a high level     Investment Advisers, LLC,
Series, Class B                                               of income and capital          advisor; MacKay Shields LLC,
                                                              appreciation.                  subadviser.
-------------------------------------------------------------------------------------------------------------------------

Columbia Marsico                Y                  Y          Seeks long-term growth of      Columbia Management
Growth Fund,                                                  capital.                       Investment Advisers, LLC,
Variable Series,                                                                             adviser; Marsico Capital
Class A                                                                                      Management, LLC, sub-
                                                                                             adviser.
-------------------------------------------------------------------------------------------------------------------------

Columbia Marsico                Y                  Y          Seeks long-term growth of      Columbia Management
International                                                 capital.                       Investment Advisers, LLC,
Opportunities Fund,                                                                          adviser; Marsico Capital
Variable Series,                                                                             Management, LLC, sub-
Class B                                                                                      adviser.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  19

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Columbia Small Cap              Y                  Y          Seeks long-term capital        Columbia Management
Value Fund, Variable                                          appreciation.                  Investment Advisers, LLC
Series, Class B
-------------------------------------------------------------------------------------------------------------------------

Credit Suisse                   Y                  Y          Seeks total return.            Credit Suisse Asset
Trust - Commodity                                                                            Management, LLC
Return Strategy
Portfolio
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Investment              N                  Y          Seeks investment results       The Dreyfus Corporation
Portfolios MidCap                                             that are greater than the
Stock Portfolio,                                              total return performance of
Service Shares                                                publicly traded common
                                                              stocks of medium-size
                                                              domestic companies in the
                                                              aggregate, as represented by
                                                              the Standard & Poor's MidCap
                                                              400 Index.
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                N                  Y          Seeks long-term capital        The Dreyfus Corporation;
Investment Fund                                               growth consistent with the     Fayez Sarofim & Co., sub-
Appreciation                                                  preservation of capital. Its   adviser.
Portfolio, Service                                            secondary goal is current
Shares                                                        income.
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                  Y          Seeks capital growth.          The Dreyfus Corporation;
Investment Fund                                                                              Newton Capital Management
International Equity                                                                         Limited, sub-adviser
Portfolio, Service
Shares
-------------------------------------------------------------------------------------------------------------------------

Dreyfus Variable                Y                  Y          Seeks long-term capital        The Dreyfus Corporation,
Investment Fund                                               growth.                        adviser; the Boston Company
International Value                                                                          Asset Management LLC,
Portfolio, Service                                                                           subadviser.
Shares
-------------------------------------------------------------------------------------------------------------------------

Eaton Vance VT                  Y                  Y          Seeks high level of current    Eaton Vance Management
Floating-Rate Income                                          income.
Fund
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                  Y          Seeks long-term capital        Fidelity Management &
Contrafund(R)                                                 appreciation. Normally         Research Company (FMR),
Portfolio Service                                             invests primarily in common    investment manager; FMR U.K.
Class 2                                                       stocks. Invests in             and FMR Far East, sub-
                                                              securities of companies        advisers.
                                                              whose value it believes is
                                                              not fully recognized by the
                                                              public. Invests in either
                                                              "growth" stocks or "value"
                                                              stocks or both. The fund
                                                              invests in domestic and
                                                              foreign issuers.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 20  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP                 N                  Y          Seeks to achieve capital       FMR, investment manager; FMR
Growth Portfolio                                              appreciation. Normally         U.K., FMR Far East, sub-
Service Class 2                                               invests primarily in common    advisers.
                                                              stocks. Invests in companies
                                                              that it believes have above-
                                                              average growth potential
                                                              (stocks of these companies
                                                              are often called "growth"
                                                              stocks). The Fund invests in
                                                              domestic and foreign
                                                              issuers.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                  Y          Seeks as high level of         FMR, investment manager; FMR
Investment Grade                                              current income as is           U.K., FMR Far East, sub-
Bond Portfolio                                                consistent with the            advisers.
Service Class 2                                               preservation of capital.
                                                              Normally invests at least
                                                              80% of assets in investment-
                                                              grade debt securities (those
                                                              of medium and high quality)
                                                              of all types and repurchase
                                                              agreements for those
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid             Y                  Y          Seeks long-term growth of      FMR, investment manager; FMR
Cap Portfolio                                                 capital. Normally invests      U.K., FMR Far East, sub-
Service Class 2                                               primarily in common stocks.    advisers.
                                                              Normally invests at least
                                                              80% of assets in securities
                                                              of companies with medium
                                                              market capitalizations. May
                                                              invest in companies with
                                                              smaller or larger market
                                                              capitalizations. Invests in
                                                              domestic and foreign
                                                              issuers. The Fund invests in
                                                              either "growth" or "value"
                                                              common stocks or both.
-------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP                 Y                  Y          Seeks long-term growth of      FMR, investment manager; FMR
Overseas Portfolio                                            capital. Normally invests      U.K., FMR Far East, Fidelity
Service Class 2                                               primarily in common stocks     International Investment
                                                              allocating investments         Advisors (FIIA) and FIIA
                                                              across different countries     U.K., sub-advisers.
                                                              and regions. Normally
                                                              invests at least 80% of
                                                              assets in non-U.S.
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 Y                  Y          Seeks to maximize income       Franklin Advisers, Inc.
Income Securities                                             while maintaining prospects
Fund - Class 2                                                for capital appreciation.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin                 N                  Y          Seeks long-term capital        Franklin Advisory Services,
Rising Dividends                                              appreciation, with             LLC
Securities                                                    preservation of capital as
Fund - Class 2                                                an important consideration.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  21

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin                 N                  Y          Seeks long-term capital        Franklin Advisers, Inc.
Small-Mid Cap Growth                                          growth.
Securities
Fund - Class 2
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares            N                  Y          Seeks capital appreciation,    Franklin Mutual Advisers,
Securities                                                    with income as a secondary     LLC
Fund - Class 2                                                goal.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton                Y                  Y          Seeks high current income      Franklin Advisers, Inc.
Global Bond                                                   consistent with preservation
Securities                                                    of capital, with capital
Fund - Class 2                                                appreciation as a secondary
                                                              consideration.
-------------------------------------------------------------------------------------------------------------------------

FTVIPT Templeton                Y                  Y          Seeks long-term capital        Templeton Global Advisors
Growth Securities                                             growth.                        Limited, adviser; Templeton
Fund - Class 2                                                                               Asset Management Ltd.,
                                                                                             subadviser.
-------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                  Y          Seeks long-term capital        Goldman Sachs Asset
Mid Cap Value                                                 appreciation.                  Management, L.P.
Fund - Institutional
Shares
-------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT               Y                  Y          Seeks long-term growth of      Goldman Sachs Asset
Structured U.S.                                               capital and dividend income.   Management, L.P.
Equity
Fund - Institutional
Shares
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Basic              N                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
Value Fund, Series                                            capital.
II Shares
(previously AIM V.I.
Basic Value Fund,
Series II Shares)
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Capital            Y                  Y          Seeks growth of capital.       Invesco Advisers, Inc.
Appreciation Fund,
Series II Shares
(previously AIM V.I.
Capital Appreciation
Fund, Series II
Shares)
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Capital            Y                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
Development Fund,                                             capital.
Series II Shares
(previously AIM V.I.
Capital Development
Fund, Series II
Shares)
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Global             Y                  Y          Seeks capital growth.          Invesco Advisers, Inc.
Health Care Fund,
Series II Shares
(previously AIM V.I.
Global Health Care
Fund, Series II
Shares)

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 22  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Invesco V.I.                    Y                  Y          Seeks long-term growth of      Invesco Advisers, Inc.
International Growth                                          capital.
Fund, Series II
Shares (previously
AIM V.I.
International Growth
Fund, Series II
Shares)
-------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Mid Cap            N                  Y                                         Invesco Advisers, Inc.
Core Equity Fund,
Series II Shares
(previously AIM V.I.
Mid Cap Core Equity
Fund, Series II
Shares)
-------------------------------------------------------------------------------------------------------------------------

Janus Aspen Series              Y                  Y          Seeks long-term growth of      Janus Capital Management LLC
Janus Portfolio:                                              capital in a manner
Service Shares                                                consistent with the
                                                              preservation of capital.
-------------------------------------------------------------------------------------------------------------------------

Legg Mason                      Y                  Y          Seeks long-term growth of      Legg Mason Partners Fund
ClearBridge Variable                                          capital.                       Advisor, LLC, adviser;
Small Cap Growth                                                                             ClearBridge Advisors, LLC,
Portfolio, Class I                                                                           sub-adviser.
(previously Legg
Mason Partners
Variable Small Cap
Growth Portfolio,
Class I)
-------------------------------------------------------------------------------------------------------------------------

MFS(R) New Discovery            N                  Y          Seeks capital appreciation.    MFS Investment Management(R)
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

MFS(R) Total Return             Y                  Y          Seeks total return.            MFS Investment Management(R)
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities                Y                  Y          Seeks total return.            MFS Investment Management(R)
Series - Service
Class
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital             Y                  Y          Seeks capital appreciation.    OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Global              Y                  Y          Seeks long-term capital        OppenheimerFunds, Inc.
Securities Fund/VA,                                           appreciation.
Service Shares
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Global              Y                  Y          Seeks high level of current    OppenheimerFunds, Inc.
Strategic Income                                              income principally derived
Fund/VA, Service                                              from interest on debt
Shares (previously                                            securities.
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
-------------------------------------------------------------------------------------------------------------------------

Oppenheimer Main                Y                  Y          Seeks capital appreciation.    OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
-------------------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset             Y                  Y          Seeks maximum real return      Pacific Investment
Portfolio, Advisor                                            consistent with preservation   Management Company LLC
Share Class                                                   of real capital and prudent
                                                              investment management.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  23

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Global                N                  Y          Seeks capital appreciation.    Putnam Investment
Health Care                                                                                  Management, LLC
Fund - Class IB
Shares
-------------------------------------------------------------------------------------------------------------------------

Putnam VT                       N                  Y          Seeks capital appreciation.    Putnam Investment
International Equity                                                                         Management, LLC
Fund - Class IB
Shares
-------------------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap             N                  Y          Seeks capital appreciation.    Putnam Investment
Value Fund - Class                                                                           Management, LLC
IB Shares
-------------------------------------------------------------------------------------------------------------------------

Putnam VT Vista                 N                  Y          Seeks capital appreciation.    Putnam Investment
Fund - Class IB                                                                              Management, LLC
Shares
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks long-term capital        RiverSource Investments,
Partners Variable                                             growth.                        LLC, adviser; Davis Selected
Portfolio - Fundame-                                                                         Advisers, L.P., subadviser.
ntal Value Fund
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks maximum current income   RiverSource Investments, LLC
Variable                                                      consistent with liquidity
Portfolio - Cash                                              and stability of principal.
Management Fund
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                      income while attempting to
Portfolio - Diversi-                                          conserve the value of the
fied Bond Fund                                                investment for the longest
(Class 3)                                                     period of time.
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                      income and, as a secondary
Portfolio - Diversi-                                          goal, steady growth of
fied Equity Income                                            capital.
Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks capital appreciation.    RiverSource Investments, LLC
Variable
Portfolio - Dynamic
Equity Fund (Class
3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Non-diversified fund that      RiverSource Investments, LLC
Variable                                                      seeks total return that
Portfolio - Global                                            exceeds the rate of
Inflation Protected                                           inflation over the long-
Securities Fund                                               term.
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks high current income,     RiverSource Investments, LLC
Variable                                                      with capital growth as a
Portfolio - High                                              secondary objective.
Yield Bond Fund
(Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks high total return        RiverSource Investments, LLC
Variable                                                      through current income and
Portfolio - Income                                            capital appreciation.
Opportunities Fund
(Class 3)

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 24  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
RVST RiverSource                N                  Y          Seeks growth of capital.       RiverSource Investments, LLC
Variable
Portfolio - Mid Cap
Growth Fund (Class
3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks long-term growth of      RiverSource Investments, LLC
Variable                                                      capital.
Portfolio - Mid Cap
Value Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks long-term capital        RiverSource Investments, LLC
Variable                                                      appreciation.
Portfolio - S&P 500
Index Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST RiverSource                Y                  Y          Seeks high level of current    RiverSource Investments, LLC
Variable                                                      income and safety of
Portfolio - Short                                             principal consistent with
Duration U.S.                                                 investment in U.S.
Government Fund                                               government and government
(Class 3)                                                     agency securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Seligman                   Y                  Y          Seeks long-term capital        RiverSource Investments, LLC
Variable                                                      growth.
Portfolio - Growth
Fund (Class 3)
-------------------------------------------------------------------------------------------------------------------------

RVST Threadneedle               Y                  Y          Seeks long-term capital        RiverSource Investments,
Variable                                                      growth.                        LLC, adviser; Threadneedle
Portfolio - Emerging                                                                         International Limited, an
Markets Fund (Class                                                                          indirect wholly-owned
3)                                                                                           subsidiary of Ameriprise
                                                                                             Financial, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

RVST Threadneedle               Y                  Y          Seeks capital appreciation.    RiverSource Investments,
Variable                                                                                     LLC, adviser; Threadneedle
Portfolio - In-                                                                              International Limited, an
ternational                                                                                  indirect wholly-owned
Opportunity Fund                                                                             subsidiary of Ameriprise
(Class 3)                                                                                    Financial, sub-adviser.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  Y          Seeks long-term capital        RiverSource Investments,
Portfolio - Davis                                             growth.                        LLC, adviser; Davis Selected
New York Venture                                                                             Advisers, L.P., subadviser.
Fund (Class 3)
(previously RVST
RiverSource Partners
Variable
Portfolio - Fundame-
ntal Value Fund)
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  Y          Seeks long-term growth of      RiverSource Investments,
Portfolio - Goldman                                           capital.                       LLC, adviser; Systematic
Sachs Mid Cap Value                                                                          Financial Management, L.P.
Fund (Class 3)                                                                               and WEDGE Capital Management
(previously RVST                                                                             L.L.P., sub-advisers.
RiverSource Partners
Variable
Portfolio - Select
Value Fund)

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  25

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
RVST Variable                   Y                  Y          Seeks long-term capital        RiverSource Investments,
Portfolio - Partners                                          appreciation.                  LLC, adviser; Barrow,
Small Cap Value Fund                                                                         Hanley, Mewhinney & Strauss,
(Class 3)                                                                                    Inc., Denver Investment
(previously RVST                                                                             Advisors LLC, Donald Smith &
RiverSource Partners                                                                         Co., Inc., River Road Asset
Variable                                                                                     Management, LLC and Turner
Portfolio - Small                                                                            Investment Partners, Inc.,
Cap Value Fund)                                                                              subadvisers.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Aggress-                                          return that is consistent
ive Portfolio (Class                                          with an aggressive level of
2)                                                            risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a small amount
                                                              in underlying funds that
                                                              invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Aggress-                                          return that is consistent
ive Portfolio (Class                                          with an aggressive level of
4)                                                            risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a small amount
                                                              in underlying funds that
                                                              invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Conserv-                                          return that is consistent
ative Portfolio                                               with a conservative level of
(Class 2)                                                     risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in fixed income securities.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 26  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Conserv-                                          return that is consistent
ative Portfolio                                               with a conservative level of
(Class 4)                                                     risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in
                                                              underlying funds that invest
                                                              in fixed income securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderate                                          return that is consistent
Portfolio (Class 2)                                           with a moderate level of
                                                              risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in a
                                                              balance of underlying funds
                                                              that invest in fixed income
                                                              securities and underlying
                                                              funds that invest in equity
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderate                                          return that is consistent
Portfolio (Class 4)                                           with a moderate level of
                                                              risk. This is a "fund of
                                                              funds" and seeks to achieve
                                                              its objective by investing
                                                              in a combination of
                                                              underlying funds. The fund
                                                              invests primarily in a
                                                              balance of underlying funds
                                                              that invest in fixed income
                                                              securities and underlying
                                                              funds that invest in equity
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                          return that is consistent
ely Aggressive                                                with a moderately aggressive
Portfolio (Class 2)                                           level of risk. This is a
                                                              "fund of funds" and seeks to
                                                              achieve its objective by
                                                              investing in a combination
                                                              of underlying funds. The
                                                              fund invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a moderate
                                                              amount in underlying funds
                                                              that invest in fixed income
                                                              securities.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  27

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                          return that is consistent
ely Aggressive                                                with a moderately aggressive
Portfolio (Class 4)                                           level of risk. This is a
                                                              "fund of funds" and seeks to
                                                              achieve its objective by
                                                              investing in a combination
                                                              of underlying funds. The
                                                              fund invests primarily in
                                                              underlying funds that invest
                                                              in equity securities and
                                                              also invests a moderate
                                                              amount in underlying funds
                                                              that invest in fixed income
                                                              securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                          return that is consistent
ely Conservative                                              with a moderately
Portfolio (Class 2)                                           conservative level of risk.
                                                              This is a "fund of funds"
                                                              and seeks to achieve its
                                                              objective by investing in a
                                                              combination of underlying
                                                              funds. The fund invests
                                                              primarily in underlying
                                                              funds that invest in fixed
                                                              income securities and also
                                                              invests a moderate amount in
                                                              underlying funds that invest
                                                              in equity securities.
-------------------------------------------------------------------------------------------------------------------------

RVST Variable                   Y                  N          Seeks high level of total      RiverSource Investments, LLC
Portfolio - Moderat-                                          return that is consistent
ely Conservative                                              with a moderately
Portfolio (Class 4)                                           conservative level of risk.
                                                              This is a "fund of funds"
                                                              and seeks to achieve its
                                                              objective by investing in a
                                                              combination of underlying
                                                              funds. The fund invests
                                                              primarily in underlying
                                                              funds that invest in fixed
                                                              income securities and also
                                                              invests a moderate amount in
                                                              underlying funds that invest
                                                              in equity securities.
-------------------------------------------------------------------------------------------------------------------------

Van Kampen Life                 Y                  Y          Seeks capital growth and       Van Kampen Asset Management
Investment Trust                                              income through investments
Comstock Portfolio,                                           in equity securities,
Class II Shares                                               including common stocks,
                                                              preferred stocks and
                                                              securities convertible into
                                                              common and preferred stocks.

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 28  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE UNDER      AVAILABLE UNDER
                       CONTRACTS WITH       CONTRACTS WITH
                       APPLICATIONS         APPLICATIONS
                       SIGNED ON OR AFTER   SIGNED PRIOR TO   INVESTMENT OBJECTIVE AND
INVESTING IN           MAY 1, 2007          MAY 1, 2007       POLICIES                       INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------
Van Kampen's UIF                Y                  Y          Seeks current income and       Morgan Stanley Investment
Global Real Estate                                            capital appreciation.          Management Inc., doing
Portfolio, Class II                                                                          business as Van Kampen,
Shares                                                                                       adviser; Morgan Stanley
                                                                                             Investment Management
                                                                                             Limited and Morgan Stanley
                                                                                             Investment Management
                                                                                             Company, sub-advisers.
-------------------------------------------------------------------------------------------------------------------------

Van Kampen's UIF Mid            Y                  Y          Seeks long-term capital        Morgan Stanley Investment
Cap Growth                                                    growth.                        Management Inc., doing
Portfolio, Class II                                                                          business as Van Kampen.
Shares
-------------------------------------------------------------------------------------------------------------------------

Van Kampen's UIF                N                  Y          Non-diversified Portfolio      Morgan Stanley Investment
U.S. Real Estate                                              that seeks above-average       Management Inc., doing
Portfolio, Class II                                           current income and long-term   business as Van Kampen.
Shares                                                        capital appreciation by
                                                              investing primarily in
                                                              equity securities of
                                                              companies in the U.S. real
                                                              estate industry, including
                                                              real estate investment
                                                              trusts.
-------------------------------------------------------------------------------------------------------------------------

Wanger International            Y                  Y          Seeks long-term growth of      Columbia Wanger Asset
                                                              capital.                       Management, L.P.
-------------------------------------------------------------------------------------------------------------------------

Wanger USA                      Y                  Y          Seeks long-term capital        Columbia Wanger Asset
                                                              appreciation.                  Management, L.P.
-------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  29

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account, or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end

--------------------------------------------------------------------------------
 30 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource rider, Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;



- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;




- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS 31 declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


DCA FIXED ACCOUNT (APPLIES TO CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;


- the PN program model portfolio or investment option in effect;



- if no PN program model portfolio or investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


- to the PN program model portfolio or investment option then in effect;



- if no PN program model portfolio or investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.


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 32  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.



If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program model portfolio or investment option in effect, or if no PN program model portfolio or investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse issue of your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you applied, you could have selected (if available in your state):



- GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;


- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;


- the optional PN program(1); and


- one of the following Death Benefits:

  - ROP Death Benefit;

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).


In addition, you could have also selected (if available in your state):



EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PN PROGRAM):


- Accumulation Protector Benefit rider

- SecureSource rider

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

- Benefit Protector Death Benefit rider(3)

- Benefit Protector Plus Death Benefit rider(3)

(1) There is no additional charge for this feature.
(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  33
cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


We applied your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.


BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


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 34  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth IRAs, and SEP plans

(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits were available if you:



- purchased a contract with the seven-year withdrawal charge schedule with an application signed date before May 1, 2006; or



- purchase(d) a contract with the seven-year withdrawal charge schedule with an application signed date on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchase(d) your contract.


See Appendix I for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  35

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.



SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR
CONTRACTS WITH APPLICATIONS SIGNED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR
STATE                                             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES
ROP Death Benefit                                         0.90%                             1.05%

MAV Death Benefit                                         1.10                              1.25

5% Accumulation Death Benefit                             1.25                              1.40

Enhanced Death Benefit                                    1.30                              1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL
  OTHER CONTRACTS

ROP Death Benefit                                         1.00%                             1.15%

MAV Death Benefit                                         1.20                              1.35

5% Accumulation Death Benefit                             1.35                              1.50

Enhanced Death Benefit                                    1.40                              1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                         1.20%                             1.35%

MAV Death Benefit                                         1.40                              1.55

5% Accumulation Death Benefit                             1.55                              1.70

Enhanced Death Benefit                                    1.60                              1.75



Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


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 36  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CONTRACTS WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACTS WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  37

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.


For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the SecureSource rider or Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;



- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)



- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and





- death benefits.


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity

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 38  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT RIDER FEE

We deduct an annual charge of 0.80%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each PN program model portfolio or investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee.



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee;



(d) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to charge a separate rider fee for each PN program model portfolio, or investment option.



If you choose the elective step up, the elective spousal continuation step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.



(1) For contracts with applications signed prior to Jan. 26, 2009, the current charge is 0.55%.


SECURESOURCE RIDER FEE

We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 1.10%(1);

- SecureSource - Joint Life rider, 1.40%(1).


We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider charge will not exceed a maximum fee of 2.50%(2).



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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  39

We will not change the SecureSource rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider fee will not change until the end of the waiting period. The fee will be based on the fee in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.



(1) For contract applications signed on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contract applications signed prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.


(2) For contract applications signed prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.




GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)

We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider fee will not change until the end of the waiting period. The fee will be based on the fee in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



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 40  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The charge does not apply after annuity payouts begin.


(1) See disclosure in Appendix K.

GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)

We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider fee will not change until the third contract anniversary, when it will change to the fee that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your PN program model portfolio or investment option;



(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the annual or spousal continuation elective step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


(1) See Appendix L.

INCOME ASSURER BENEFIT RIDER FEE

We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program model portfolio or investment option after we have


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  41
exercised our rights to increase the fee and/or charge a separate fee for each PN program model portfolio or investment option. If you choose to change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.


For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix M.


OPTIONAL DEATH BENEFIT CHARGES


BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - SecureSource rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

THE FIXED ACCOUNT
THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.


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 42  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - SecureSource rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  43
and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - SecureSource rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your

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 44  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.


ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below).



As long as you are not participating in a PN program, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO YOUR CONTRACT. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have signed the application for your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for Contract Applications Signed Before May 10, 2010").



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  45

2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contract Applications Signed before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:



- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new investment option);



- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")



If you initially allocate qualifying purchase payments to the DCA Fixed Account, when available (see "The DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA Fixed Account into the investment option or model portfolio you have chosen.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Market Timing").



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



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- discontinue the PN program. We will give you 30 days' written notice of any such change.



- RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts with Applications Signed before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchased one of the optional living benefit riders you were required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The SecureSource rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options or model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  47

OPTIONAL PN PROGRAM



If you do not select optional living benefit rider that requires your participation in the PN program, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio or investment option at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACT APPLICATIONS SIGNED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners with contract applications signed before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form.



The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



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 48  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  49

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available

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 50  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

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  under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  51

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


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 52  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.


- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your
  Contract -- Portfolio Navigator Program").


- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.


- If you have SecureSource rider, Guarantor Withdrawal for Life rider, or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit amount available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, the Guarantor Withdrawal

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  53

Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the surrender amount includes a purchase payment check that has not cleared;


  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


--------------------------------------------------------------------------------
 54  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV


  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  55

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV




PWT   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer of partial withdrawal.


The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT



The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:



1. contract value; or



2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.



The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.



MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:


--------------------------------------------------------------------------------
 56  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource rider, if selected, will terminate.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  57

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource - Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.




- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.


--------------------------------------------------------------------------------
 58  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the PN program if you purchase a contract with application signed on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the PN program. The PN program and the asset allocation program limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and


- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your PN program model portfolio or investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").


Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option (or change from a PN program model portfolio to an investment option) after we have exercised our rights to increase


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  59

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the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.

SECURESOURCE RIDERS
There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.


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The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


The SecureSource rider is an optional benefit that you may select for an additional annual charge if:



- your contract application was signed on or after May 1, 2007; and


- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


The SecureSource rider is not available under an inherited qualified annuity.


The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  61

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If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).


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      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate qualifying purchase payments and purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the model portfolio or investment option you have chosen. You may make two elective model portfolio or investment option changes per contract year; we reserve the right to limit elective model portfolio or investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current model portfolio or investment option is more aggressive than the target model portfolio or investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:


  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.


  You may request to change your investment option (or change from the model portfolio to an investment option) by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  63
  as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").


KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.


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- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above).

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The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


20% RIDER CREDIT (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1,
2008)

If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not

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




increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.



ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)

The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.


INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008)

As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments plus any purchase payment credits.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


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REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:


- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  69

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


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We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.


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If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner

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 72  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.





2. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.


3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.


5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.



OPTIONAL LIVING BENEFITS
(FOR CONTRACTS WITH APPLICATION SIGNED BEFORE MAY 1, 2007)

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.

--------------------------------------------------------------------------------------------------
                                AND YOU SELECTED ONE OF THE
IF YOU PURCHASED A              FOLLOWING OPTIONAL LIVING       DISCLOSURE FOR THIS BENEFIT MAY BE
CONTRACT(1)...                  BENEFITS...                     FOUND IN THE FOLLOWING APPENDIX:
--------------------------------------------------------------------------------------------------
Before April 30, 2006           Guarantor Withdrawal Benefit    Appendix L
--------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit    Appendix K
                                for Life
--------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit          Appendix M
--------------------------------------------------------------------------------------------------



(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.


OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  73

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix G.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                             PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




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 74  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  75

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix K: Guarantor Withdrawal Benefit for Life Rider" or "Appendix L: Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your

--------------------------------------------------------------------------------
 76 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  77

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


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 78  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  79

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


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 80  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  81

- We may pay selling firms an additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.



- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:


  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:


- fees and expenses we collect from contract owners, including surrender charges; and


- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.


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 82  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  83

                                   APPENDICES


                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #    CROSS-REFERENCE                             PAGE #

Appendix A: Example -- Market Value                   Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  85                                                p.  30

Appendix B: Example -- Withdrawal                     Charges -- Withdrawal Charges
Charges                                     p.  87                                                p.  37

Appendix C: Example -- Death Benefits       p.  92    Benefits in Case of Death                   p.  55

Appendix D: Example -- Accumulation                   Optional Benefits -- Accumulation
Protector Benefit Rider                     p.  95    Protector Benefit Rider                     p.  58

Appendix E: Example -- SecureSource                   Optional Benefits -- SecureSource Riders
Riders                                      p.  96                                                p.  60

Appendix F: SecureSource                              Optional Benefits -- Benefit Protector
Riders -- Additional RMD Disclosure         p.  100   Death Benefit Rider                         p.  73

Appendix G: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Death Benefit Rider                         p.  102   Plus Death Benefit Rider                    p.  74

Appendix H: Example -- Benefit Protector              Buying Your Contract -- Purchase Payment
Plus Death Benefit Rider                    p.  104   Credits                                     p.  35

Appendix I: Purchase Payment Credits for              N/A
Eligible Contracts                          p.  106

Appendix J: Asset Allocation Program for              N/A
Contracts with Applications Signed
Before May 1, 2006                          p.  107

Appendix K: Guarantor Withdrawal Benefit              N/A
for Life Rider Disclosure                   p.  108

Appendix L: Guarantor Withdrawal Benefit              N/A
Rider Disclosure                            p.  120

Appendix M: Income Assurer Benefit                    N/A
Riders                                      p.  127

Appendix N: Condensed Financial                       Condensed Financial Information
Information (Unaudited)                     p.  136   (Unaudited)                                 p.  16



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and K through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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 84  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 7%, if you elected the seven-

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  85
year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


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 86  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:

   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  87

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:        60,000.00             40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00


WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                                    withdrawn
                                                     (PPNPW):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                              XSF from Step 4             0.00              4,200.00
                  =
                                              ACV from Step 3        50,000.00             40,000.00
                  =
                                               CV from Step 1        60,000.00             40,000.00
                  =
                                              TFA from Step 2        10,000.00              4,200.00
                  =
                                            PPNPW from Step 1        50,000.00             50,000.00
                  =
                                                                    ----------            ----------
              PPW =                                                  50,000.00             50,000.00


--------------------------------------------------------------------------------
 88  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                         PPW:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                amount of PPW subject to a withdrawal charge:        50,000.00             45,800.00
                    multiplied by the withdrawal charge rate:           x 7.0%                x 7.0%
                                                                    ----------            ----------
                                           withdrawal charge:         3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                    Contract value withdrawn:        60,000.00             40,000.00
                                           WITHDRAWAL CHARGE:        (3,500.00)            (3,206.00)
             Contract charge (assessed upon full withdrawal):           (40.00)               (40.00)
                                                                    ----------            ----------
                                NET FULL WITHDRAWAL PROCEEDS:       $56,460.00            $36,754.00




--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  89

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:        60,000.00             40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:
--------------------------------------------------------------------------------

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of
          withdrawal as:
              Contract value just prior to withdrawal (CV):         60,000.00              40,000.00
                    Less purchase payments received and not
                                       previously withdrawn
                                                   (PPNPW):         50,000.00              50,000.00
                                                                   ----------             ----------
                Earnings in the contract (but not less than         10,000.00                   0.00
                                                     zero):

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                  Earnings in the contract:         10,000.00                   0.00
             10% of the prior anniversary's contract value:          5,800.00               4,200.00
                                                                   ----------             ----------
                              TFA (but not less than zero):         10,000.00               4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                  Contract value withdrawn:         15,376.34              16,062.31
                             Less earnings in the contract:         10,000.00                   0.00
                                                                   ----------             ----------
                              ACV (but not less than zero):          5,376.34              16,062.31

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
             10% of the prior anniversary's contract value:          5,800.00               4,200.00
                             Less earnings in the contract:         10,000.00                   0.00
                                                                   ----------             ----------
                              XSF (but not less than zero):              0.00               4,200.00


--------------------------------------------------------------------------------
 90  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS


STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                          XSF from Step 4 =              0.00               4,200.00
                                          ACV from Step 3 =          5,376.34              16,062.31
                                           CV from Step 1 =         60,000.00              40,000.00
                                          TFA from Step 2 =         10,000.00               4,200.00
                                        PPNPW from Step 1 =         50,000.00              50,000.00
                                                                   ----------             ----------
                                                      PPW =          5,376.34              19,375.80

STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with
          a loss, PPW may be greater than the amount you
          request to withdraw:
                                                       PPW:          5,376.34              19,375.80
                                                  less XSF:              0.00               4,200.00
                                                                   ----------             ----------
              amount of PPW subject to a withdrawal charge:          5,376.34              15,175.80
                  multiplied by the withdrawal charge rate:            x 7.0%                 x 7.0%
                                                                   ----------             ----------
                                         withdrawal charge:            376.34               1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial withdrawal is determined as:
                                  Contract value withdrawn:         15,376.34              16,062.31
                                         WITHDRAWAL CHARGE:           (376.34)             (1,062.31)
                                                                   ----------             ----------
                           NET PARTIAL WITHDRAWAL PROCEEDS:        $15,000.00             $15,000.00




--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  91

APPENDIX C: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

- You purchase the contract with a payment of $20,000; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------




  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45


EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract with a payment of $25,000; and

- on the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
        Total purchase payments:                                                       $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,704.55
             $22,000
                                                                                       ----------
        for a death benefit of:                                                        $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                  $26,000.00
        plus purchase payments made since the prior anniversary:                            +0.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $26,000
        ----------------  =                                                             -1,772.73
             $22,000
                                                                                       ----------
        for a death benefit of:                                                        $24,227.27
                                                                                       ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
 92  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
        Total purchase payments:                                                       $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300
                                                                                       ----------
        for a death benefit of:                                                        $23,456.79
                                                                                       ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary,
        calculated as: 1.05 x $20,000 =                                                $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                   +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $21,000
        ----------------  =                                                             -1,657.89
             $19,000
                                                                                       ----------
        variable account floor benefit:                                                $19,342.11
        plus the GPA account value:                                                     +5,300.00
                                                                                       ----------
        5% variable account floor (value of the GPA account and the variable
        account floor):                                                                $24,642.11
                                                                                       ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  93

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
        Total purchase payments:                                                       $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ----------------
             $24,300      =                                                             -1,543.21
        c
                                                                                       ----------
        for a death benefit of:                                                        $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                              $25,000.00
        plus purchase payments made since that anniversary:                                 +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300
                                                                                       ----------
        for a MAV Death Benefit of:                                                    $23,456.79
                                                                                       ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor the first contract anniversary calculated as:
        1.05 x $20,000 =                                                               $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                   +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $21,000
        ----------------  =                                                             -1,657.89
             $19,000
                                                                                       ----------
        variable account floor benefit:                                                $19,342.11
        plus the GPA value:                                                             +5,300.00
                                                                                       ----------
        5% variable account floor (value of the GPAs and the variable account
        floor):                                                                        $24,642.11
                                                                                       ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5%
  VARIABLE ACCOUNT FLOOR:                                             $24,642.11


--------------------------------------------------------------------------------
 94  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:


- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000. No purchase payment credit applies.


- You make no additional purchase payments.


- You do not exercise the elective step-up option.



- The Accumulation Protector Benefit rider fee is 0.80%.




                                                           PARTIAL                                  ACCUMULATION
END OF                                   ASSUMED NET     WITHDRAWAL      ADJUSTED                     PROTECTOR
CONTRACT                                   RATE OF       (BEGINNING       PARTIAL                      BENEFIT       CONTRACT
YEAR                                        RETURN        OF YEAR)      WITHDRAWAL       MCAV          AMOUNT          VALUE

1                                             12%          $    0         $    0       $100,000        $     0       $111,104

2                                             15%               0              0        101,398              0        126,747

3                                              3%               0              0        103,604              0        129,505

4                                             -8%               0              0        103,604              0        118,192

5                                            -15%               0              0        103,604              0         99,634

6                                             20%           2,000          2,080        101,525              0        116,224

7                                             15%               0              0        106,071              0        132,588

8                                            -10%               0              0        106,071              0        118,375

9                                            -20%           5,000          4,480        101,590              0         89,851

10                                           -12%               0              0        101,590         23,334         78,256





--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate PN program model portfolio or investment option.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program model portfolio or investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.


(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 96  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  97

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target model portfolio under the contract is the Moderate PN program model portfolio or investment option.


- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio changes or investment option), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 98  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  99

APPENDIX F: SECURESOURCE(R) RIDERS -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based on your initial purchase payment and not the actual contract value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;



(3) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;



(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);
      3. a Simplified Employee Pension plan (Section 408(k));
      4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by

--------------------------------------------------------------------------------
 100 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  101

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000.
  The death benefit under the MAV Death Benefit equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                                  $110,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                             $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
  $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):             $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                  $58,667
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                                  $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
  During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000


--------------------------------------------------------------------------------
 102  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the eleventh contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  103

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000.
  The death benefit equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the
  Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:
     MAV Death Benefit (contract value):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                             $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 x $100,000 =                       +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
  $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):             $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
  On the third contract anniversary the contract value falls $40,000.
  The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     MAV Death Benefit (contract value):                                  $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


--------------------------------------------------------------------------------
 104  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the ninth contract anniversary you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
  During the tenth contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the
  Benefit Protector(R) Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000




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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  105

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APPENDIX I: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:


- contracts with applications signed before May 1, 2006;



- contracts with applications signed on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.


We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see
"Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.


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APPENDIX J: ASSET ALLOCATION PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED
BEFORE MAY 1, 2006


ASSET ALLOCATION PROGRAM

For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  107

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APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):



- contract application was signed on or after May 1, 2006;


- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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 108  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

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- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  109
  able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios or investment options from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings, withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

       - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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 110  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

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       - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.

For an example, see "Examples of Guarantor Withdrawal Benefit for Life(R)" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) rider are described below:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  111

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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above).

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 112  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  113

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.


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 114  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  115

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or

  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive: (a) the remaining schedule of GBPs until the RBA equals zero; or (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


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 116  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  117

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE
PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  119

APPENDIX L: GUARANTOR WITHDRAWAL BENEFIT RIDER

GUARANTOR WITHDRAWAL BENEFIT RIDER

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):



- your contract application was signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix
  J: Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006"), however, you may elect to participate in the PN program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen.



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 120  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  121
  your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an

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 122  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
  additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  123

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing

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 124  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT
ASSUMPTION:

- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  125

  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700
  On the fourth contract anniversary you make an additional purchase payment of $50,000
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                                    $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $200,000 - $20,000 =                                             $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $180,000 - $25,000 =                                             $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                $ 10,500




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 126  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS

INCOME ASSURER BENEFIT(R) RIDERS
The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit(R) - MAV;

- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or

- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(R) rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Series Trust - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;

- the annuitant on the retirement date must be between 50 to 86 years old; and


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  127

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance



Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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 128  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(R) - MAV
The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

  1. contract value; or

  2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

  3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  129

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
      1. contract value less the market value adjusted excluded payments (described above); or

      2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

      3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

      1. the contract value;

      2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

      3. the MAV (described above); or

      4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
      1. contract value less the market value adjusted excluded payments (described above);

      2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

      3. the MAV, less market value adjusted excluded payments (described above); or

      4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


--------------------------------------------------------------------------------
 130  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program model portfolios or investment options.


ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- you invest all contract value in the subaccounts (protected investment options); and


- you make no additional purchase payments, partial withdrawals or changes in PN program model portfolio or investment option; and


- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                            MAXIMUM         GUARANTEED
  CONTRACT     CONTRACT        PURCHASE          ANNIVERSARY     INCOME BENEFIT
ANNIVERSARY      VALUE         PAYMENTS        VALUE (MAV)(1)     BASE - MAV(2)
-------------------------------------------------------------------------------
      1        $108,000        $100,000           $108,000          $108,000
      2         125,000            none            125,000           125,000
      3         132,000            none            132,000           132,000
      4         150,000            none            150,000           150,000
      5          85,000            none            150,000           150,000
      6         121,000            none            150,000           150,000
      7         139,000            none            150,000           150,000
      8         153,000            none            153,000           153,000
      9         140,000            none            153,000           153,000
     10         174,000            none            174,000           174,000
     11         141,000            none            174,000           174,000
     12         148,000            none            174,000           174,000
     13         208,000            none            208,000           208,000
     14         198,000            none            208,000           208,000
     15         203,000            none            208,000           208,000
-------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  131

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B -- Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                     IAB - MAV PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
  CONTRACT                       NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED      PLAN B - LIFE WITH   PLAN B - LIFE WITH    IAB - MAV    PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------
     10         $174,000          $  772.56            $  774.30         $174,000         $  772.56            $  774.30
     11          141,000             641.55               642.96          174,000            791.70               793.44
     12          148,000             691.16               692.64          174,000            812.58               814.32
     13          208,000             996.32               998.40          208,000            996.32               998.40
     14          198,000             974.16               976.14          208,000          1,023.36             1,025.44
     15          203,000           1,025.15             1,027.18          208,000          1,050.40             1,052.48
-----------------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                              IAB - MAV PROVISIONS
             -------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST          PLAN D - LAST        IAB - MAV       PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------
     10         $174,000            $629.88                $622.92           $174,000           $629.88
     11          141,000             521.70                 516.06            174,000            643.80
     12          148,000             559.44                 553.52            174,000            657.72
     13          208,000             807.04                 796.64            208,000            807.04
     14          198,000             786.06                 778.14            208,000            825.76
     15          203,000             826.21                 818.09            208,000            846.56
--------------------------------------------------------------------------------------------------------------
              IAB - MAV PROVISIONS
             ---------------------
  CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
----------------------------------
     10             $622.92
     11              636.84
     12              650.76
     13              796.64
     14              817.44
     15              838.24
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 132  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                ASSUMED                                            BENEFIT BASE -
  CONTRACT     CONTRACT        PURCHASE        5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         PAYMENTS        BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------
      1        $108,000        $100,000            $105,000            $108,000
      2         125,000            none             110,250             125,000
      3         132,000            none             115,763             132,000
      4         150,000            none             121,551             150,000
      5          85,000            none             127,628             127,628
      6         121,000            none             134,010             134,010
      7         139,000            none             140,710             140,710
      8         153,000            none             147,746             153,000
      9         140,000            none             155,133             155,133
     10         174,000            none             162,889             174,000
     11         141,000            none             171,034             171,034
     12         148,000            none             179,586             179,586
     13         208,000            none             188,565             208,000
     14         198,000            none             197,993             198,000
     15         203,000            none             207,893             207,893
----------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                    IAB - 5% RF PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
  CONTRACT                       NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED      PLAN B - LIFE WITH   PLAN B - LIFE WITH   IAB - 5% RF   PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------
     10         $174,000          $  772.56            $  774.30         $174,000         $  772.56            $  774.30
     11          141,000             641.55               642.96          171,034            778.20               779.91
     12          148,000             691.16               692.64          179,586            838.66               840.46
     13          208,000             996.32               998.40          208,000            996.32               998.40
     14          198,000             974.16               976.14          198,000            974.16               976.14
     15          203,000           1,025.15             1,027.18          207,893          1,049.86             1,051.94
-----------------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  133

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------
  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST         IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              171,034              632.83
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              198,000              786.06
     15            203,000               826.21                   818.09              207,893              846.12
------------------------------------------------------------------------------------------------------------------------
                    IAB - 5% RF
                     PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                625.98
     12                671.65
     13                796.64
     14                778.14
     15                837.81
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                       GUARANTEED
                                                                                         INCOME
                                                                                     BENEFIT BASE -
                                                                                       GREATER OF
                ASSUMED                        MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT       PURCHASE       ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        PAYMENTS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------
      1        $108,000       $100,000         $108,000            $105,000             $108,000
      2         125,000           none          125,000             110,250              125,000
      3         132,000           none          132,000             115,763              132,000
      4         150,000           none          150,000             121,551              150,000
      5          85,000           none          150,000             127,628              150,000
      6         121,000           none          150,000             134,010              150,000
      7         139,000           none          150,000             140,710              150,000
      8         153,000           none          153,000             147,746              153,000
      9         140,000           none          153,000             155,133              155,133
     10         174,000           none          174,000             162,889              174,000
     11         141,000           none          174,000             171,034              174,000
     12         148,000           none          174,000             179,586              179,586
     13         208,000           none          208,000             188,565              208,000
     14         198,000           none          208,000             197,993              208,000
     15         203,000           none          208,000             207,893              208,000
---------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 134  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                STANDARD PROVISIONS                                     IAB - MAX PROVISIONS
             ----------------------------------------------------------------------------------------------------------------
  CONTRACT                       NEW TABLE(1)         OLD TABLE(1)                       NEW TABLE(1)         OLD TABLE(1)
ANNIVERSARY      ASSUMED      PLAN B - LIFE WITH   PLAN B - LIFE WITH    IAB - MAX    PLAN B - LIFE WITH   PLAN B - LIFE WITH
AT EXERCISE  CONTRACT VALUE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)  BENEFIT BASE  10 YEARS CERTAIN(2)  10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------
     10         $174,000          $  772.56            $  774.30         $174,000         $  772.56            $  774.30
     11          141,000             641.55               642.96          174,000            791.70               793.44
     12          148,000             691.16               692.64          179,586            838.66               840.46
     13          208,000             996.32               998.40          208,000            996.32               998.40
     14          198,000             974.16               976.14          208,000          1,023.36             1,025.44
     15          203,000           1,025.15             1,027.18          208,000          1,050.40             1,052.48
-----------------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                  STANDARD PROVISIONS                              IAB - MAX PROVISIONS
             -------------------------------------------------------------------------------------------------
  CONTRACT                        NEW TABLE(1)           OLD TABLE(1)                         NEW TABLE(1)
ANNIVERSARY      ASSUMED         PLAN D - LAST          PLAN D - LAST        IAB - MAX       PLAN D - LAST
AT EXERCISE  CONTRACT VALUE  SURVIVOR NO REFUND(2)  SURVIVOR NO REFUND(2)  BENEFIT BASE  SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------
     10         $174,000            $629.88                $622.92           $174,000           $629.88
     11          141,000             521.70                 516.06            174,000            643.80
     12          148,000             559.44                 553.52            179,586            678.83
     13          208,000             807.04                 796.64            208,000            807.04
     14          198,000             786.06                 778.14            208,000            825.76
     15          203,000             826.21                 818.09            208,000            846.56
--------------------------------------------------------------------------------------------------------------
              IAB - MAX PROVISIONS
             ---------------------
  CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
----------------------------------
     10             $622.92
     11              636.84
     12              671.65
     13              796.64
     14              817.44
     15              838.24
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  135

APPENDIX N: CONDENSED FINANCIAL INFORMATION (UNAUDITED)





The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period                          $0.82    $1.00       --      --
Accumulation unit value at end of period                                $1.01    $0.82       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                          $0.60    $1.16    $1.00      --
Accumulation unit value at end of period                                $0.91    $0.60    $1.16      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10       --       --      --
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.15    $1.11   $1.00
Accumulation unit value at end of period                                $0.80    $0.67    $1.15   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       20        9       3
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.72    $0.54    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,182   15,838    6,819   2,227
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.08    $1.10    $1.02   $1.00
Accumulation unit value at end of period                                $1.17    $1.08    $1.10   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                          $0.67    $0.90    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.67    $0.90      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.15    $0.97   $1.00
Accumulation unit value at end of period                                $0.89    $0.67    $1.15   $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 11       11       22   4,219
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.76    $1.05    $1.12   $1.00
Accumulation unit value at end of period                                $0.90    $0.76    $1.05   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  7       --       --      --
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $0.80    $1.08    $1.07   $1.00
Accumulation unit value at end of period                                $1.14    $0.80    $1.08   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 35       18       27   1,524
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $0.67    $1.13    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.67    $1.13      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             34,403   19,916    9,765      --
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $0.58    $1.14    $1.00      --
Accumulation unit value at end of period                                $0.79    $0.58    $1.14      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 39       32       20      --
-------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.00    $1.04   $1.00
Accumulation unit value at end of period                                $0.88    $0.71    $1.00   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             24,798   13,624    7,836       5
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 136  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $0.72    $1.10    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.72    $1.10      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  4       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.58    $0.99    $0.98   $1.00
Accumulation unit value at end of period                                $0.78    $0.58    $0.99   $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.82    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.82    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.62    $1.10    $1.00      --
Accumulation unit value at end of period                                $0.77    $0.62    $1.10      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 14        3        2      --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.10    $1.07   $1.00
Accumulation unit value at end of period                                $0.88    $0.68    $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5       --       --      --
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $0.71    $0.99    $1.00      --
Accumulation unit value at end of period                                $1.02    $0.71    $0.99      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,404    8,170    4,857      --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.20    $1.03   $1.00
Accumulation unit value at end of period                                $0.91    $0.68    $1.20   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,928   17,964   12,765   9,751
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.27    $1.01   $1.00
Accumulation unit value at end of period                                $0.84    $0.66    $1.27   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5        2        5       5
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.02    $1.07    $1.04   $1.00
Accumulation unit value at end of period                                $1.17    $1.02    $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             16,651   11,995    8,725     859
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.13    $0.99   $1.00
Accumulation unit value at end of period                                $0.94    $0.68    $1.13   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,053   11,273    4,921   1,866
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.22    $1.05   $1.00
Accumulation unit value at end of period                                $0.85    $0.68    $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                906    1,281    1,053     434
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.14    $1.11   $1.00
Accumulation unit value at end of period                                $1.07    $0.79    $1.14   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                181      120      132       6
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.75    $1.03    $1.07   $1.00
Accumulation unit value at end of period                                $0.87    $0.75    $1.03   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27       27       27       1
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.09    $0.99   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.09   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3        3        3       2
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.12    $1.09   $1.00
Accumulation unit value at end of period                                $0.87    $0.70    $1.12   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 66       66       83   2,313
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  137

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.21    $1.15    $1.05   $1.00
Accumulation unit value at end of period                                $1.42    $1.21    $1.15   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,147   11,041    9,216   3,787
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.64    $1.12    $1.11   $1.00
Accumulation unit value at end of period                                $0.83    $0.64    $1.12   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                160      105      116       1
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.90    $0.69    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,647    7,744    5,921   3,150
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.59    $0.94    $1.00      --
Accumulation unit value at end of period                                $0.70    $0.59    $0.94      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 16        3        2      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.51    $1.06    $1.06   $1.00
Accumulation unit value at end of period                                $0.74    $0.51    $1.06   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.62    $1.09    $0.99   $1.00
Accumulation unit value at end of period                                $0.74    $0.62    $1.09   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,288    1,224    1,210     493
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.58    $1.11    $1.01   $1.00
Accumulation unit value at end of period                                $0.81    $0.58    $1.11   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.73    $1.03    $1.00      --
Accumulation unit value at end of period                                $0.92    $0.73    $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  8       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.61    $1.05    $1.00      --
Accumulation unit value at end of period                                $0.82    $0.61    $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,658    9,069    4,018      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.80    $1.13    $1.04   $1.00
Accumulation unit value at end of period                                $1.02    $0.80    $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.63    $1.06    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.63    $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             29,424   20,536   11,694      --
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                          $0.61    $1.03    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.61    $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20       --       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.61    $1.02    $1.00   $1.00
Accumulation unit value at end of period                                $0.98    $0.61    $1.02   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5        2        2       5
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 138  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.85    $1.10    $1.07   $1.00
Accumulation unit value at end of period                                $0.99    $0.85    $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 32       --       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.95    $1.54    $1.22   $1.00
Accumulation unit value at end of period                                $1.25    $0.95    $1.54   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 15       10        9       2
-------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.15    $1.02   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.15   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 49       30       32      12
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.91    $0.66    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       22       10       1
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.96    $1.13    $1.04   $1.00
Accumulation unit value at end of period                                $1.12    $0.96    $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,967   18,542   13,059   3,108
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.60    $0.98    $1.00   $1.00
Accumulation unit value at end of period                                $0.81    $0.60    $0.98   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 25       24       24      20
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $0.86    $1.04    $1.00      --
Accumulation unit value at end of period                                $1.04    $0.86    $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             15,157   17,312   11,741      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.83    $1.01    $1.03   $1.00
Accumulation unit value at end of period                                $1.04    $0.83    $1.01   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.65    $1.17    $1.09   $1.00
Accumulation unit value at end of period                                $0.80    $0.65    $1.17   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $0.90    $1.04   $1.00
Accumulation unit value at end of period                                $0.70    $0.54    $0.90   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --        6   1,670
-------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.53    $0.98    $0.95   $1.00
Accumulation unit value at end of period                                $0.72    $0.53    $0.98   $0.95
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (05/01/2006)
Accumulation unit value at beginning of period                          $1.07    $1.06    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $1.07    $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,729    1,399      321      67
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (1.04%) and (1.04%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.01    $1.09    $1.04   $1.00
Accumulation unit value at end of period                                $1.14    $1.01    $1.09   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             36,842   27,863   19,798   8,562
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.14    $1.06   $1.00
Accumulation unit value at end of period                                $0.84    $0.67    $1.14   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             38,327   27,148   12,478   5,812
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  139

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.63    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.77    $0.63    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 28       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.09    $1.10    $1.03   $1.00
Accumulation unit value at end of period                                $1.15    $1.09    $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,402   11,339    9,543   6,089
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.07    $1.06   $1.00
Accumulation unit value at end of period                                $1.20    $0.79    $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                477      490      517     761
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.86    $1.07    $1.05   $1.00
Accumulation unit value at end of period                                $1.21    $0.86    $1.07   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             20,105   10,342    7,039   2,214
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $0.96   $1.00
Accumulation unit value at end of period                                $0.95    $0.59    $1.08   $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                          $0.54    $1.00    $1.00      --
Accumulation unit value at end of period                                $0.76    $0.54    $1.00      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  7       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.13    $1.09   $1.00
Accumulation unit value at end of period                                $0.88    $0.70    $1.13   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                195        7        4       2
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.03    $1.07    $1.03   $1.00
Accumulation unit value at end of period                                $1.08    $1.03    $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,815    1,449      711     239
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $1.05   $1.00
Accumulation unit value at end of period                                $0.80    $0.59    $1.08   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24    1,417      997      --
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.55    $1.13   $1.00
Accumulation unit value at end of period                                $1.22    $0.71    $1.55   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,961    8,276    3,593   1,590
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.19    $1.07   $1.00
Accumulation unit value at end of period                                $0.88    $0.70    $1.19   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $0.60    $0.99    $1.00      --
Accumulation unit value at end of period                                $0.78    $0.60    $0.99      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             36,770   16,104    7,996      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.05   $1.00
Accumulation unit value at end of period                                $0.94    $0.69    $1.10   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2       --       --      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.67    $0.99    $1.05   $1.00
Accumulation unit value at end of period                                $0.91    $0.67    $0.99   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                733      845      639      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 140  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.06    $1.09   $1.00
Accumulation unit value at end of period                                $0.85    $0.67    $1.06   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,689   12,787    7,163   5,339
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.47    $0.85    $1.00      --
Accumulation unit value at end of period                                $0.66    $0.47    $0.85      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,317    7,158    2,329      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.59    $1.13    $1.00      --
Accumulation unit value at end of period                                $0.92    $0.59    $1.13      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 30       12       12      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.01    $1.23   $1.00
Accumulation unit value at end of period                                $0.79    $0.62    $1.01   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 75       75       71      46
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.26    $1.09   $1.00
Accumulation unit value at end of period                                $1.01    $0.68    $1.26   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,978   10,601    4,011   2,127
-------------------------------------------------------------------------------------------------------
WANGER USA (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.05    $1.00   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.05   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,396    5,499    3,212     306
-------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period                  $0.82    $1.00       --       --       --      --
Accumulation unit value at end of period                        $1.00    $0.82       --       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                  $0.59    $1.15    $1.00       --       --      --
Accumulation unit value at end of period                        $0.89    $0.59    $1.15       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    28       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.30    $1.27    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.90    $0.76    $1.30    $1.27    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    89      113      168      170      126      90
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.87    $1.81    $1.36    $1.19   $1.00
Accumulation unit value at end of period                        $1.13    $0.86    $1.87    $1.81    $1.36   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                19,909   27,146   17,556   13,071    8,418   3,162
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.08    $1.12    $1.04    $1.05    $1.05   $1.00
Accumulation unit value at end of period                        $1.17    $1.08    $1.12    $1.04    $1.05   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,423   13,696   23,067   24,580   21,086   7,249
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                  $0.66    $0.90    $1.00       --       --      --
Accumulation unit value at end of period                        $0.85    $0.66    $0.90       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --        9       --       --      --
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.19    $1.01    $1.06    $1.06   $1.00
Accumulation unit value at end of period                        $0.90    $0.68    $1.19    $1.01    $1.06   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,039    6,040    6,538   19,124    6,266   2,495
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.30    $1.12    $1.09   $1.00
Accumulation unit value at end of period                        $1.02    $0.87    $1.21    $1.30    $1.12   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    16       19       24       29       15      26
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  141

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                  $0.78    $1.06    $1.06    $1.00       --      --
Accumulation unit value at end of period                        $1.11    $0.78    $1.06    $1.06       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,437    3,077    4,084    8,585       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                  $0.66    $1.12    $1.00       --       --      --
Accumulation unit value at end of period                        $0.83    $0.66    $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                44,625   33,416   21,154       --       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                  $0.57    $1.13    $1.00       --       --      --
Accumulation unit value at end of period                        $0.78    $0.57    $1.13       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    70       21       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                  $0.95    $1.35    $1.41    $1.21    $1.17   $1.00
Accumulation unit value at end of period                        $1.17    $0.95    $1.35    $1.41    $1.21   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,264   17,911   14,170       --       --      --
-----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                  $0.71    $1.10    $1.00       --       --      --
Accumulation unit value at end of period                        $0.84    $0.71    $1.10       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    32       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.74    $1.27    $1.27    $1.21    $1.13   $1.00
Accumulation unit value at end of period                        $0.98    $0.74    $1.27    $1.27    $1.21   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.25    $1.19    $1.05    $1.02   $1.00
Accumulation unit value at end of period                        $1.03    $0.86    $1.25    $1.19    $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    48      100      112       67       71      72
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.62    $1.09    $1.00       --       --      --
Accumulation unit value at end of period                        $0.75    $0.62    $1.09       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.50    $1.25    $1.14   $1.00
Accumulation unit value at end of period                        $1.20    $0.94    $1.53    $1.50    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    19       38       24       24       26       7
-----------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                  $0.70    $0.98    $1.00       --       --      --
Accumulation unit value at end of period                        $0.99    $0.70    $0.98       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                17,706   14,635   11,432       --       --      --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.59    $1.38    $1.27    $1.11   $1.00
Accumulation unit value at end of period                        $1.19    $0.90    $1.59    $1.38    $1.27   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,124   44,134   42,111   45,962   19,309   6,485
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.72    $1.38    $1.11    $1.06    $1.03   $1.00
Accumulation unit value at end of period                        $0.90    $0.72    $1.38    $1.11    $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    15       36       15       15       --      --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.02    $1.08    $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.15    $1.02    $1.08    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                28,571   28,234   30,874   10,450    8,474   3,024
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.75    $1.55    $1.40    $1.21   $1.00
Accumulation unit value at end of period                        $1.42    $1.04    $1.75    $1.55    $1.40   $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,749   15,569    9,998    6,670    2,154     194
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.70    $1.48    $1.28    $1.10   $1.00
Accumulation unit value at end of period                        $1.16    $0.93    $1.70    $1.48    $1.28   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,655    4,812    4,606    5,282    5,025   3,210
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 142  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.32    $1.30    $1.12    $1.12   $1.00
Accumulation unit value at end of period                        $1.21    $0.91    $1.32    $1.30    $1.12   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,013    1,631    1,849    1,382    1,066     516
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.27    $1.11    $1.09   $1.00
Accumulation unit value at end of period                        $1.00    $0.87    $1.21    $1.27    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    51      137      151       68       53      34
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.29    $1.18    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $1.02    $0.73    $1.29    $1.18    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    39      141      125       98      115     111
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.39    $1.37    $1.18    $1.09   $1.00
Accumulation unit value at end of period                        $1.06    $0.86    $1.39    $1.37    $1.18   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   305      485      542    6,611      374     369
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.38    $1.33    $1.22    $1.10    $1.16   $1.00
Accumulation unit value at end of period                        $1.61    $1.38    $1.33    $1.22    $1.10   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                21,774   22,313   26,747   18,800    7,744   2,656
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.44    $1.43    $1.20    $1.12   $1.00
Accumulation unit value at end of period                        $1.04    $0.81    $1.44    $1.43    $1.20   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   114      115      148      112       57      25
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.51    $1.32    $1.19   $1.00
Accumulation unit value at end of period                        $1.23    $0.94    $1.53    $1.51    $1.32   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,524   16,698   17,019   14,517    6,833   2,746
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.58    $0.94    $1.00       --       --      --
Accumulation unit value at end of period                        $0.69    $0.58    $0.94       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    27       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.58    $1.22    $1.23    $1.11    $1.07   $1.00
Accumulation unit value at end of period                        $0.84    $0.58    $1.22    $1.23    $1.11   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,241    4,292    3,865    4,263    5,023   3,225
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.73    $1.29    $1.18    $1.13    $1.06   $1.00
Accumulation unit value at end of period                        $0.86    $0.73    $1.29    $1.18    $1.13   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,537    2,458    2,494    2,008        3       3
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.76    $1.46    $1.35    $1.18    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.76    $1.46    $1.35    $1.18   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    17       70       73       19       19      12
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.72    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $0.90    $0.72    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    45        3       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.61    $1.04    $1.00       --       --      --
Accumulation unit value at end of period                        $0.80    $0.61    $1.04       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                35,468   16,452    9,747       --       --      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  143

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.92    $1.32    $1.23    $1.13    $1.07   $1.00
Accumulation unit value at end of period                        $1.18    $0.92    $1.32    $1.23    $1.13   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   679      796    1,038    1,204    1,379     900
-----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.62    $1.05    $1.00       --       --      --
Accumulation unit value at end of period                        $0.83    $0.62    $1.05       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                38,185   34,319   25,309       --       --      --
-----------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                  $0.60    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $0.84    $0.60    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.19    $1.19    $1.07    $1.04   $1.00
Accumulation unit value at end of period                        $1.13    $0.71    $1.19    $1.19    $1.07   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --        4        9       10       11      12
-----------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.22    $1.20    $1.09    $1.09   $1.00
Accumulation unit value at end of period                        $1.08    $0.93    $1.22    $1.20    $1.09   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    69       94      102      106       69      53
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $1.39    $2.28    $1.82    $1.42    $1.24   $1.00
Accumulation unit value at end of period                        $1.81    $1.39    $2.28    $1.82    $1.42   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    58       91      120       32        1       1
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.29    $1.15    $1.09    $1.06   $1.00
Accumulation unit value at end of period                        $0.97    $0.69    $1.29    $1.15    $1.09   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 7,178    8,981    8,700   10,182    8,509   3,218
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.54    $1.48    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.24    $0.90    $1.54    $1.48    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   149      169      231      209      177      72
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                  $1.02    $1.21    $1.13    $1.07    $1.07   $1.00
Accumulation unit value at end of period                        $1.18    $1.02    $1.21    $1.13    $1.07   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                41,343   38,121   38,909   20,731   11,203   4,674
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.83    $1.36    $1.41    $1.25    $1.16   $1.00
Accumulation unit value at end of period                        $1.11    $0.83    $1.36    $1.41    $1.25   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    25       61       71       75       59      31
-----------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                  $0.85    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $1.01    $0.85    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                20,192   30,027   26,289       --       --      --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.12    $1.15    $1.14    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $0.91    $1.12    $1.15    $1.14   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    56       84      144      142      109      57
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.92    $1.67    $1.57    $1.26    $1.14   $1.00
Accumulation unit value at end of period                        $1.13    $0.92    $1.67    $1.57    $1.26   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    10       10       27       --       --      --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.22    $1.43    $1.24    $1.18   $1.00
Accumulation unit value at end of period                        $0.94    $0.73    $1.22    $1.43    $1.24   $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   147      179      192    4,666       76      17
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 144  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.70    $1.32    $1.29    $1.25    $1.14   $1.00
Accumulation unit value at end of period                        $0.96    $0.70    $1.32    $1.29    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8        8        8        8       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.05    $1.03    $1.00    $0.99   $1.00
Accumulation unit value at end of period                        $1.04    $1.06    $1.05    $1.03    $1.00   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                11,536    5,320    3,584    1,771      839     136
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.90%) and (1.88%), respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.09    $1.06    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $1.00    $1.09    $1.06    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                52,732   52,913   49,906   27,709      237     220
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.60    $1.51    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.17    $0.93    $1.60    $1.51    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,600   45,615   31,206   25,297    8,506      34
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.25    $1.24    $1.09    $1.05   $1.00
Accumulation unit value at end of period                        $0.86    $0.71    $1.25    $1.24    $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,323   10,215   10,759   11,734   14,054   9,019
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                  $1.06    $1.08    $1.02    $1.00       --      --
Accumulation unit value at end of period                        $1.12    $1.06    $1.08    $1.02       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                39,552   22,934   24,803   19,914       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.88    $1.20    $1.20    $1.10    $1.08   $1.00
Accumulation unit value at end of period                        $1.33    $0.88    $1.20    $1.20    $1.10   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,043    3,808    4,514    5,751    3,150     830
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of period                  $0.94    $1.18    $1.18    $1.11    $1.09   $1.00
Accumulation unit value at end of period                        $1.32    $0.94    $1.18    $1.18    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,958   16,287   14,534    6,780        8       8
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.26    $1.13    $1.15    $1.07   $1.00
Accumulation unit value at end of period                        $1.09    $0.68    $1.26    $1.13    $1.15   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   702      933      906    1,023    1,088     697
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                  $0.54    $0.99    $1.00       --       --      --
Accumulation unit value at end of period                        $0.74    $0.54    $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3       98       69       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.80    $1.29    $1.25    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.99    $0.80    $1.29    $1.25    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   155       94      147      142      132      48
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.05    $1.01    $0.99    $1.00   $1.00
Accumulation unit value at end of period                        $1.03    $1.00    $1.05    $1.01    $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,350    5,772    5,294    3,802    1,781     218
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.26    $1.24    $1.14    $1.07   $1.00
Accumulation unit value at end of period                        $0.92    $0.69    $1.26    $1.24    $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   910    3,801    2,883       38       38      --
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $2.73    $2.01    $1.53    $1.17   $1.00
Accumulation unit value at end of period                        $2.12    $1.24    $2.73    $2.01    $1.53   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,001   12,125    7,826    7,742    4,979   2,159
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  145

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.71    $1.55    $1.27    $1.14   $1.00
Accumulation unit value at end of period                        $1.25    $1.00    $1.71    $1.55    $1.27   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        1      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                  $0.59    $0.99    $1.00       --       --      --
Accumulation unit value at end of period                        $0.77    $0.59    $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,054   29,241   19,856       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $0.79    $1.28    $1.23    $1.08    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.79    $1.28    $1.23    $1.08   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       28       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $0.88    $1.31    $1.41    $1.19    $1.15   $1.00
Accumulation unit value at end of period                        $1.18    $0.88    $1.31    $1.41    $1.19   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,697   11,631   12,674   11,121   10,647   4,456
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.79    $1.26    $1.31    $1.15    $1.13   $1.00
Accumulation unit value at end of period                        $1.00    $0.79    $1.26    $1.31    $1.15   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                34,501   43,308   39,815   41,096   23,606   8,260
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.46    $0.85    $1.00       --       --      --
Accumulation unit value at end of period                        $0.64    $0.46    $0.85       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,046   11,790    4,909       --       --      --
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.58    $1.12    $1.00       --       --      --
Accumulation unit value at end of period                        $0.90    $0.58    $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.05    $1.72    $2.12    $1.57    $1.37   $1.00
Accumulation unit value at end of period                        $1.32    $1.05    $1.72    $2.12    $1.57   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   604      694      728      573      619     292
-----------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                  $1.17    $2.20    $1.93    $1.43    $1.20   $1.00
Accumulation unit value at end of period                        $1.72    $1.17    $2.20    $1.93    $1.43   $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,675   12,927    7,675    6,793    3,916   1,854
-----------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.38    $1.33    $1.26    $1.15   $1.00
Accumulation unit value at end of period                        $1.14    $0.81    $1.38    $1.33    $1.26   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                12,068   12,713   11,339    6,970    5,234   2,030
-----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 146  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS  147

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.



273417 L (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R)

INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)


Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)

Janus Aspen Series: Service Shares
Legg Mason Variable Investment Trust
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

NEW INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................   15
FINANCIAL STATEMENTS........................   15
THE VARIABLE ACCOUNT AND THE FUNDS..........   15
GUARANTEE PERIOD ACCOUNTS (GPAS)............   25
THE FIXED ACCOUNT...........................   27
BUYING YOUR CONTRACT........................   29
CHARGES.....................................   32
VALUING YOUR INVESTMENT.....................   38
MAKING THE MOST OF YOUR CONTRACT............   39
WITHDRAWALS.................................   50
TSA -- SPECIAL PROVISIONS...................   51
CHANGING OWNERSHIP..........................   51
BENEFITS IN CASE OF DEATH...................   52
OPTIONAL BENEFITS...........................   54
THE ANNUITY PAYOUT PERIOD...................   78
TAXES.......................................   80
VOTING RIGHTS...............................   83
SUBSTITUTION OF INVESTMENTS.................   84
ABOUT THE SERVICE PROVIDERS.................   84
ADDITIONAL INFORMATION......................   85
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   88
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT RIDER FEE..........   90
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES...   91
APPENDIX D: EXAMPLE -- DEATH BENEFITS.......   96
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER......   99
APPENDIX F: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT FOR LIFE
  RIDER.....................................  100
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER -- ADDITIONAL RMD DISCLOSURE...  102
APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT --
  RIDER B DISCLOSURE........................  104
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE........  109
APPENDIX J: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT RIDER........  110
APPENDIX K: EXAMPLE --
  INCOME ASSURER BENEFIT RIDERS.............  112
APPENDIX L: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  117
APPENDIX M: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  118
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  120
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION.......  132





--------------------------------------------------------------------------------
 2  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).



It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.




ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

- the DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account")

BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").

After carefully reviewing this prospectus and any other disclosure materials you are provided, make sure you understand how the variable annuity and any optional benefit riders you choose work. Make sure that the annuity and any optional rider you are considering will meet both your current and anticipated future financial situation and needs. Some of the factors among others you may wish to consider before you buy a variable annuity or choose an optional benefit rider include:

- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit.

- How long you plan to hold your annuity: The contract has withdrawal charges. Does the contract meet your current and anticipated future needs for liquidity? (See "Charges").

- How and when you plan to take money from your annuity: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payments. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals").

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  5

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts").

- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges").

Your investment professional will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our corporate office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract").

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").


SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See "Surrenders").



OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a Portfolio Navigator program (PN program) model portfolio or investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See "Optional Benefits").


BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


             SEVEN-YEAR SCHEDULE                             FIVE-YEAR SCHEDULE*
 YEARS FROM PURCHASE      WITHDRAWAL CHARGE      YEARS FROM PURCHASE      WITHDRAWAL CHARGE
   PAYMENT RECEIPT           PERCENTAGE            PAYMENT RECEIPT           PERCENTAGE

          1                       8%                      1                       8%

          2                       8                       2                       7

          3                       7                       3                       6

          4                       7                       4                       4

          5                       6                       5                       2

          6                       5                       Thereafter              0

          7                       3

          Thereafter              0


*   The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

Return of Purchase Payment (ROP) Death
Benefit                                             0.90%                         0.15%                        1.05%

Maximum Anniversary Value (MAV) Death
Benefit                                             1.10                          0.15                         1.25

5% Accumulation Death Benefit                       1.25                          0.15                         1.40

Enhanced Death Benefit                              1.30                          0.15                         1.45

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.05                          0.15                         1.20

MAV Death Benefit                                   1.25                          0.15                         1.40

5% Accumulation Death Benefit                       1.40                          0.15                         1.55

Enhanced Death Benefit                              1.45                          0.15                         1.60





--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  7

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                   1.00%                         0.15%                        1.15%

MAV Death Benefit                                   1.20                          0.15                         1.35

5% Accumulation Death Benefit                       1.35                          0.15                         1.50

Enhanced Death Benefit                              1.40                          0.15                         1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.15                          0.15                         1.30

MAV Death Benefit                                   1.35                          0.15                         1.50

5% Accumulation Death Benefit                       1.50                          0.15                         1.65

Enhanced Death Benefit                              1.55                          0.15                         1.70


FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE



QUALIFIED ANNUITIES

ROP Death Benefit                                      1.20%                           0.15%                          1.35%

MAV Death Benefit                                      1.40                            0.15                           1.55

5% Accumulation Death Benefit                          1.55                            0.15                           1.70

Enhanced Death Benefit                                 1.60                            0.15                           1.75

NONQUALIFIED ANNUITIES

ROP Death Benefit                                      1.35                            0.15                           1.50

MAV Death Benefit                                      1.55                            0.15                           1.70

5% Accumulation Death Benefit                          1.70                            0.15                           1.85

Enhanced Death Benefit                                 1.75                            0.15                           1.90


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires participation in the PN program. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE         MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                  MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


--------------------------------------------------------------------------------
 8  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS


INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                  MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT        MAXIMUM: 1.75%     CURRENT: 0.60%(1)
BASE RIDER FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%           MAXIMUM: 2.00%     CURRENT: 0.65%(1)
ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit -- Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                                        MINIMUM              MAXIMUM
Total expenses before fee waivers and/or expense reimbursements           0.50%                1.57%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.15%           --%          0.95%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.25            --           1.25
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP International, Class II                      1.26       0.25     0.01          0.01           1.53


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.14            --           1.17(1)


Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.12            --           1.17(2)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(3)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.09            --           1.09
Service Shares


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.11          0.01           1.12
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.05            --           1.05
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.37            --           1.37
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.32            --           1.57
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.12            --           0.69
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.63       0.25     0.03          0.02           0.93(4)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(4)
Fund - Class 2




--------------------------------------------------------------------------------
 10  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

FTVIPT Mutual Shares Securities Fund - Class 2                   0.60%      0.25%    0.18%           --%          1.03%


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.07            --           0.79


FTVIPT Templeton Growth Securities Fund - Class 2                0.75       0.25     0.04            --           1.04


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund, Series II Shares)


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.33          0.02           1.31
(previously AIM V.I. International Growth Fund, Series II
Shares


Invesco V.I. Mid Cap Core Equity Fund, Series II Shares          0.73       0.25     0.31          0.03           1.32
(previously AIM V.I. Mid Cap Core Equity Fund, Series II
Shares)


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.17            --           0.92
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(7)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(8)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(7)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(9)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(10)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.63       0.25     0.22          0.05           1.15(9)


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(9)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(11)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(11)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(11)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(11)
(Class 3)




--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  11

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Threadneedle Variable Portfolio - Emerging Markets          1.08%      0.13%    0.21%           --%          1.42%(11)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(11)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(12)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(12),(13)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(12)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(12),(13)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(12)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(12),(13)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(12),(13)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(12),(13)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42


Van Kampen's UIF U.S. Real Estate Portfolio, Class II            0.80       0.35     0.34          0.01           1.50(14)
Shares


Wanger International                                             0.85         --     0.20            --           1.05


Wanger USA                                                       0.86         --     0.12            --           0.98





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% for Columbia High Yield Fund, Variable Series, Class B, 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund. The Advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the distribution fee in excess of 0.15% when the total operating expenses, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.


 (3) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.92% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.



--------------------------------------------------------------------------------
 12  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

 (8) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (9) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(10) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


(11) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(12) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(14) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors, including certain investment related expenses was 1.38%.




--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  13

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,395      $2,507      $3,651      $6,307           $595       $1,807      $3,051      $6,307

Seven-year
withdrawal charge
schedule for all
other contracts       1,405       2,537       3,698       6,388            605        1,837       3,098       6,388

Five-year
withdrawal charge
schedule              1,426       2,495       3,391       6,549            626        1,895       3,191       6,549






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,380      $2,463      $3,581      $6,183           $580       $1,763      $2,981      $6,183

Seven-year
withdrawal charge
schedule for all
other contracts       1,390       2,493       3,627       6,266            590        1,793       3,027       6,266

Five-year
withdrawal charge
schedule              1,411       2,451       3,321       6,429            611        1,851       3,121       6,429



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,014      $1,358      $1,723      $2,387           $214        $658       $1,123      $2,387

Seven-year
withdrawal charge
schedule for all
other contracts       1,025       1,389       1,775       2,494            225         689        1,175       2,494

Five-year
withdrawal charge
schedule              1,045       1,351       1,479       2,705            245         751        1,279       2,705






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $  999      $1,311      $1,644      $2,225           $199        $611       $1,044      $2,225

Seven-year
withdrawal charge
schedule for all
other contracts       1,009       1,342       1,696       2,333            209         642        1,096       2,333

Five-year
withdrawal charge
schedule              1,030       1,304       1,401       2,547            230         704        1,201       2,547




(1) In these examples, the contract administrative charge is $40.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------
 14  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(Unaudited)

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.

FINANCIAL STATEMENTS


YOU CAN FIND OUR AUDITED FINANCIAL STATEMENTS AND THE AUDITED FINANCIAL STATEMENTS OF THE DIVISIONS, WHICH ARE COMPRISED OF SUBACCOUNTS, IN THE SAI. THE SAI DOES NOT INCLUDE AUDITED FINANCIAL STATEMENTS FOR DIVISIONS THAT ARE NEW AND HAVE NO ACTIVITY AS OF THE FINANCIAL STATEMENTS DATE.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the

--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS 15 terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Variable Portfolio funds of funds and Disciplined Asset Allocation Portfolio funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.


--------------------------------------------------------------------------------
 16  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  17

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks to maximize total return consistent    AllianceBernstein L.P.
VPS Balanced       with AllianceBernstein's determination of
Wealth Strategy    reasonable risk.
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   The Fund pursues long-term total return      American Century
VP Inflation       using a strategy that seeks to protect       Investment Management,
Protection, Class  against U.S. inflation.                      Inc.
II
----------------------------------------------------------------------------------------

American Century   Seeks capital growth.                        American Century Global
VP International,                                               Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

Columbia High      Seeks total return, consisting of a high     Columbia Management
Yield Fund,        level of income and capital appreciation.    Investment Advisers,
Variable Series,                                                LLC, advisor; MacKay
Class B                                                         Shields LLC, subadviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
Growth Fund,                                                    Investment Advisers,
Variable Series,                                                LLC, adviser; Marsico
Class A                                                         Capital Management, LLC,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
International                                                   Investment Advisers,
Opportunities                                                   LLC, adviser; Marsico
Fund, Variable                                                  Capital Management, LLC,
Series, Class B                                                 sub-adviser.
----------------------------------------------------------------------------------------

Columbia Small     Seeks long-term capital appreciation.        Columbia Management
Cap Value Fund,                                                 Investment Advisers, LLC
Variable Series,
Class B
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 18  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Dreyfus            Seeks investment results that are greater    The Dreyfus Corporation
Investment         than the total return performance of
Portfolios MidCap  publicly traded common stocks of medium-
Stock Portfolio,   size domestic companies in the aggregate,
Service Shares     as represented by the Standard & Poor's
                   MidCap 400 Index.
----------------------------------------------------------------------------------------

Dreyfus            Seeks capital appreciation.                  The Dreyfus Corporation
Investment
Portfolios
Technology Growth
Portfolio,
Service Shares
----------------------------------------------------------------------------------------

Dreyfus Variable   Seeks long-term capital growth consistent    The Dreyfus Corporation;
Investment Fund    with the preservation of capital. Its        Fayez Sarofim & Co.,
Appreciation       secondary goal is current income.            sub-adviser.
Portfolio,
Service Shares
----------------------------------------------------------------------------------------

Dreyfus Variable   Seeks capital growth.                        The Dreyfus Corporation;
Investment Fund                                                 Newton Capital
International                                                   Management Limited, sub-
Equity Portfolio,                                               adviser
Service Shares
----------------------------------------------------------------------------------------

Dreyfus Variable   Seeks long-term capital growth.              The Dreyfus Corporation,
Investment Fund                                                 adviser; the Boston
International                                                   Company Asset Management
Value Portfolio,                                                LLC, subadviser.
Service Shares
----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks to achieve capital appreciation.       FMR, investment manager;
Growth Portfolio   Normally invests primarily in common         FMR U.K., FMR Far East,
Service Class 2    stocks. Invests in companies that it         sub-advisers.
                   believes have above-average growth
                   potential (stocks of these companies are
                   often called "growth" stocks). The Fund
                   invests in domestic and foreign issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks as high level of current income as is  FMR, investment manager;
Investment Grade   consistent with the preservation of          FMR U.K., FMR Far East,
Bond Portfolio     capital. Normally invests at least 80% of    sub-advisers.
Service Class 2    assets in investment-grade debt securities
                   (those of medium and high quality) of all
                   types and repurchase agreements for those
                   securities.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  19

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class 2            countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks to maximize income while maintaining   Franklin Advisers, Inc.
Income Securities  prospects for capital appreciation.
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital appreciation, with   Franklin Advisory
Rising Dividends   preservation of capital as an important      Services, LLC
Securities         consideration.
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth.              Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund- Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks high current income consistent with    Franklin Advisers, Inc.
Global Bond        preservation of capital, with capital
Securities         appreciation as a secondary consideration.
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Global
Growth Securities                                               Advisors Limited,
Fund - Class 2                                                  adviser; Templeton Asset
                                                                Management Ltd.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Basic Value Fund,
Series II Shares
(previously AIM
V.I. Basic Value
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series II
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 20  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
(previously AIM
V.I. Global
Health Care Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
(previously AIM
V.I.
International
Growth Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I. Mid   Seeks long-term growth of capital.           Invesco Advisers, Inc.
Cap Core Equity
Fund, Series II
Shares
(previously AIM
V.I. Mid Cap Core
Equity Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital in a       Janus Capital Management
Series Janus       manner consistent with the preservation of   LLC
Portfolio:         capital.
Service Shares
----------------------------------------------------------------------------------------

Legg Mason         Seeks long-term growth of capital.           Legg Mason Partners Fund
ClearBridge                                                     Advisor, LLC, adviser;
Variable Small                                                  ClearBridge Advisors,
Cap Growth                                                      LLC, sub-adviser.
Portfolio, Class
I (previously
Legg Mason
Partners Variable
Small Cap Growth
Portfolio, Class
I)
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Total       Seeks total return.                          MFS Investment
Return                                                          Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks capital appreciation.                  OppenheimerFunds, Inc.
Capital
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  21

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.
Class
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Small    Seeks capital appreciation.                  Putnam Investment
Cap Value                                                       Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio - Dive-  investment for the longest period of time.
rsified Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks total        RiverSource Investments,
Variable           return that exceeds the rate of inflation    LLC
Portfolio - Glob-  over the long-term.
al Inflation
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high total return through current      RiverSource Investments,
Variable           income and capital appreciation.             LLC
Portfolio - Inco-
me Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks growth of capital.                     RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Growth Fund
(Class 3)

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 22  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio - Grow-
th Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio - Larg-
er-Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio - Emer-                                               Threadneedle
ging Markets Fund                                               International Limited,
(Class 3)                                                       an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio - In-                                                 Threadneedle
ternational                                                     International Limited,
Opportunity Fund                                                an indirect wholly-owned
(Class 3)                                                       subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital growth.              RiverSource Investments,
Portfolio - Davis                                               LLC, adviser; Davis
New York Venture                                                Selected Advisers, L.P.,
Fund (Class 3)                                                  subadviser.
(previously RVST
RiverSource
Partners Variable
Portfolio - Fund-
amental Value
Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term growth of capital.           RiverSource Investments,
Portfolio - Gold-                                               LLC, adviser; Systematic
man Sachs Mid Cap                                               Financial Management,
Value Fund (Class                                               L.P. and WEDGE Capital
3) (previously                                                  Management L.L.P., sub-
RVST RiverSource                                                advisers.
Partners Variable
Portfolio - Sele-
ct Value Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio - Part-                                               LLC, adviser; Barrow,
ners Small Cap                                                  Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  23

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Aggr-  consistent with an aggressive level of       LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Aggr-  consistent with an aggressive level of       LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 4)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Cons-  consistent with a conservative level of      LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Cons-  consistent with a conservative level of      LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderate level of risk.    LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderate level of risk.    LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 4)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderately aggressive      LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 24  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderately aggressive      LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
4)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderately conservative    LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio - Mode-  consistent with a moderately conservative    LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Van Kampen Life    Seeks capital growth and income through      Van Kampen Asset
Investment Trust   investments in equity securities, including  Management
Comstock           common stocks, preferred stocks and
Portfolio, Class   securities convertible into common and
II Shares          preferred stocks.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks current income and capital             Morgan Stanley
Global Real        appreciation.                                Investment Management
Estate Portfolio,                                               Inc., doing business as
Class II Shares                                                 Van Kampen, adviser;
                                                                Morgan Stanley
                                                                Investment Management
                                                                Limited and Morgan
                                                                Stanley Investment
                                                                Management Company, sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks long-term capital growth.              Morgan Stanley
Mid Cap Growth                                                  Investment Management
Portfolio, Class                                                Inc., doing business as
II Shares                                                       Van Kampen.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Non-diversified Portfolio that seeks above-  Morgan Stanley
U.S. Real Estate   average current income and long-term         Investment Management
Portfolio, Class   capital appreciation by investing primarily  Inc., doing business as
II Shares          in equity securities of companies in the     Van Kampen.
                   U.S. real estate industry, including real
                   estate investment trusts.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term growth of capital.           Columbia Wanger Asset
International                                                   Management, L.P.
----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, L.P.
----------------------------------------------------------------------------------------



GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.



--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  25

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefits for Life rider or the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


--------------------------------------------------------------------------------
 26  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;



- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;




- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").



DCA FIXED ACCOUNT (APPLIES TO CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  27

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;


- the PN program model portfolio or investment option in effect;



- if no PN program model portfolio or investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


- to the PN program model portfolio or investment option then in effect;



- if no PN program model portfolio or investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.


If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.


If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


--------------------------------------------------------------------------------
 28  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program model portfolio or investment option in effect, or if no PN program model portfolio or investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you applied, you could have selected (if available in your state):



- GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;


- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;


- the optional PN program(1); and


- one of the following Death Benefits:

  - ROP Death Benefit;

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).


In addition, you could have also selected (if available in your state):



ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PN PROGRAM):


- Accumulation Protector Benefit rider

- Guarantor Withdrawal Benefit for Life rider

- Income Assurer Benefit - MAV rider

- Income Assurer Benefit - 5% Accumulation Benefit Base rider

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

- Benefit Protector Death Benefit rider(3)

- Benefit Protector Plus Death Benefit rider(3)

(1) There is no additional charge for this feature.
(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS 29 crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


We applied your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.


BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.



MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types


--------------------------------------------------------------------------------
 30  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth IRAs, and SEP plans

(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
Purchase payment credits are not available for:

- contracts with a five-year withdrawal charge schedule.


- contracts with a seven-year withdrawal charge schedule with applications signed on or after May 1, 2006, in most states. Ask your investment professional whether purchase payment credits are available under your contract.


All other contracts will receive a purchase payment credit on any purchase payment made to the contract. We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see
"Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  31

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.



SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR
CONTRACTS WITH APPLICATIONS SIGNED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR
STATE                                             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES
ROP Death Benefit                                         0.90%                             1.05%

MAV Death Benefit                                         1.10                              1.25

5% Accumulation Death Benefit                             1.25                              1.40

Enhanced Death Benefit                                    1.30                              1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL
  OTHER CONTRACTS

ROP Death Benefit                                         1.00%                             1.15%

MAV Death Benefit                                         1.20                              1.35

5% Accumulation Death Benefit                             1.35                              1.50

Enhanced Death Benefit                                    1.40                              1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                         1.20%                             1.35%

MAV Death Benefit                                         1.40                              1.55

5% Accumulation Death Benefit                             1.55                              1.70

Enhanced Death Benefit                                    1.60                              1.75





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 32  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.

CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  33

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



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 34  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


ACCUMULATION PROTECTOR BENEFIT RIDER FEE

We deduct a charge of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each PN program model portfolio or investment option. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee.



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee;



(d) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to charge a separate rider fee for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE

We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.



Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  35

Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider fee will not change until the end of the waiting period. The fee will be based on the fee in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program model portfolio or investment option;



(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.


We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider fee will not change until the third contract anniversary, when it will change to the fee that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee;



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the annual or spousal continuation elective step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that


--------------------------------------------------------------------------------
 36 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT RIDER FEE

We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program model portfolio or investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program model portfolio or investment option. If you choose to change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.


For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.




OPTIONAL DEATH BENEFIT CHARGES


BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  37

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

THE FIXED ACCOUNT
THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


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 38  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  39

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.


ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below).



As long as you are not participating in a PN program, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.


ASSET ALLOCATION PROGRAM

For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.


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 40  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  41

- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO YOUR CONTRACT. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have signed the application for your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for Contract Applications Signed Before May 10, 2010").



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource


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 42  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contract Applications Signed before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:



- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new investment option);



- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")



If you initially allocate qualifying purchase payments to the DCA Fixed Account, when available (see "The DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA Fixed Account into the investment option or model portfolio you have chosen.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider.



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



- RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts with Applications Signed before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchased one of the optional living benefit riders you were required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS 43 investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options or model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select optional living benefit rider that requires your participation in the PN program, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio or investment option at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACT APPLICATIONS SIGNED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your


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 44  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners with contract applications signed before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form.



The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  45
also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.




TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.


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 46  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

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- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  47

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request.

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 48  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your
  Contract -- Portfolio Navigator Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.


- If you have a Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  49

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed form Benefit Impact Acknowledgement showing the effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the surrender amount includes a purchase payment check that has not cleared;



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 50  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (see "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit rider and/or Benefit Protector


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  51

Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV


  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV




PWT   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer of partial withdrawal.




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 52  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT



The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:



1. contract value; or



2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.



The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  53

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit rider, the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these

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 54  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the PN program if you purchased a contract with application signed on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006. The PN program and the asset allocation program limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;


- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;


- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  55

  Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and


- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your PN program model portfolio or investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").


Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option (or change from a PN program model portfolio to an investment option) after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


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 56  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):



- your contract application was signed on or after May 1, 2006;


- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout before the annuity payouts begin and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  57

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At

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      Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below) unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Asset Allocation Program.") You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the PN program model portfolio or investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios or investment options from which you can select based on the dollar amount of purchase payments you make.



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. For additional information, see Appendix G. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


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- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the
  amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

For an example see Appendix F.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:
PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal that payment's GBA to (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.


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- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.


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- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount


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may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone, and

- The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.


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The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.


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At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


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CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing
Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


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GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if (1):



- you purchase your contract on or after May 1, 2006(2) in those states where the Guarantor Withdrawal Benefit for Life rider is not available(3);


- you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.


(2) The disclosures in this section also apply to contract owners with contract applications signed on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

(3) Ask your investment professional if this rider is available in your state.


You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006. The program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments


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





  and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen;


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


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Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  71

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If the contract value falls to zero and the RBA is depleted, the Guarantor(R)
Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.

INCOME ASSURER BENEFIT(R) RIDERS
There are three optional Income Assurer Benefit(R) riders available under your contract:

- Income Assurer Benefit(R) - MAV;

- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or

- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(R) rider. This section is followed by a description of each specific Income Assurer Benefit(R) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(R) rider is appropriate for you because:

- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider;

- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(R) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(R) rider with a qualified annuity;

- you must hold the Income Assurer Benefit(R) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- the 10-year waiting period may be restarted if you elect to change the model portfolio to one that causes the rider charge to increase (see
  "Charges -- Income Assurer Benefit(R)");

- the Income Assurer Benefit(R) rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday; and

- you can only exercise the Income Assurer Benefit(R) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(R) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(R) you select (see "Charges -- Income Assurer Benefit(R) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life(R), the Guarantor(R) Withdrawal Benefit and the Accumulation Protector Benefit(R) riders are not available with any Income Assurer Benefit(R) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(R) rider is

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 72  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER
Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  73

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV

The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or


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 74  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

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2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and any purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


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

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


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 76  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

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  - 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix L.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                             PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  77

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


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 78  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Optional Benefits -- Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  79
contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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 80  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  81

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


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PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  83

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


ALTHOUGH WE NO LONGER OFFER THE CONTRACT FOR SALE, YOU MAY CONTINUE TO MAKE PURCHASE PAYMENTS IF PERMITTED UNDER THE TERMS OF YOUR CONTRACT. WE PAY COMMISSIONS TO AN AFFILIATED SELLING FIRM OF UP TO 7.0% EACH TIME A PURCHASE PAYMENT IS MADE AS WELL AS SERVICE/TRAIL COMMISSIONS OF UP TO 1.00% OF THE CONTRACT VALUE BASED ON ANNUAL TOTAL CONTRACT VALUE FOR AS LONG AS THE CONTRACT REMAINS IN EFFECT. WE ALSO MAY PAY AN ADDITIONAL SALES COMMISSION OF UP TO 1% OF PURCHASE PAYMENTS OF PURCHASE PAYMENTS FOR A PERIOD OF TIME WE SELECT. THESE COMMISSIONS DO NOT CHANGE DEPENDING ON WHICH SUBACCOUNTS YOU CHOOSE TO ALLOCATE YOUR PURCHASE PAYMENTS.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


--------------------------------------------------------------------------------
 84  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference

--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  85

Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 86  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE




APPENDIX NAME                               PAGE #   CROSS-REFERENCE                             PAGE #

Appendix A: Example -- Market Value                  Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p. 88                                                 p. 25

Appendix B: Example -- Income Assurer                Charges -- Income Assurer Benefit Rider
Benefit Rider Fee                           p. 90    Fee                                          p. 37

Appendix C: Example -- Withdrawal                    Charges -- Withdrawal Charges
Charges                                     p. 91                                                 p. 33

Appendix D: Example -- Death Benefits       p. 96    Benefits in Case of Death                    p. 52

Appendix E: Example -- Accumulation                  Optional Benefits -- Accumulation
Protector Benefit Rider                     p. 99    Protector Benefit Rider                      p. 55

Appendix F: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal
Withdrawal Benefit for Life Rider           p. 100   Benefit for Life Rider                       p. 57

Appendix G: Guarantor Withdrawal Benefit             Optional Benefits -- Guarantor Withdrawal
for Life Rider --                                    Benefit for Life Rider
Additional RMD Disclosure                   p. 102                                                p. 57

Appendix H: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal
Withdrawal Benefit --                                Benefit Rider
Rider B Disclosure                          p. 104                                                p. 67

Appendix I: Guarantor Withdrawal Benefit             Optional Benefits -- Guarantor Withdrawal
Rider --                                             Benefit Rider
Additional RMD Disclosure                   p. 109                                                p. 67

Appendix J: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal
Withdrawal Benefit Rider                    p. 110   Benefit Rider                                p. 67

Appendix K: Example -- Income Assurer                Optional Benefits -- Income Assurer
Benefit Riders                              p. 112   Benefit Riders                               p. 72

Appendix L: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Death Benefit Rider                         p. 117   Death Benefit Rider                          p. 76

Appendix M: Example -- Benefit Protector             Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p. 118   Plus Death Benefit Rider                     p. 77

Appendix N: Condensed Financial                      Condensed Financial Information
Information (Unaudited)                     p. 120   (Unaudited)                                  p. 15




The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  87

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


--------------------------------------------------------------------------------
 88  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  89

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE


EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

ASSUMPTIONS:
- You purchase the contract with a payment of $50,000 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

- On the first contract anniversary your total contract value is $55,545; and

- On the second contract anniversary your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(R) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE             $55,545



THE INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,000                          $55,125
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT
  BASE                                                                     $55,125



THE INCOME ASSURER BENEFIT(R) -- GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                          $55,125
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION
  GUARANTEED INCOME BENEFIT BASE                                           $55,545


THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(R) - MAV FEE =                            .30% X $55,545 = $166.64
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE FEE =   .60% X $55,125 = $330.75
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION
  BENEFIT BASE FEE =                                             .65% X $55,545 = $361.04




--------------------------------------------------------------------------------
 90  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:

  - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

  - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  91

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00
WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
 Less purchase payments received and not previously withdrawn        50,000.00             50,000.00
                                                     (PPNPW):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00
STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00
STEP 5.   Now we can determine how much of the PPNPW is being
          withdrawn (PPW) as follows:
             PPW = XSF + (ACV - XSF) / (CF - TFA) X (PPNPW -
          XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPW from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPW =        50,000.00             50,000.00




--------------------------------------------------------------------------------
 92  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                 CONTRACT WITH GAIN     CONTRACT WITH LOSS
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                        PPW:         50,000.00              50,000.00
                                                   less XSF:              0.00               4,200.00
                                                                     ---------              ---------
               amount of PPW subject to a withdrawal charge:         50,000.00              45,800.00
                   multiplied by the withdrawal charge rate:            x 7.0%                 x 7.0%
                                                                     ---------              ---------
                                          withdrawal charge:          3,500.00               3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                   Contract value withdrawn:         60,000.00              40,000.00
                                          WITHDRAWAL CHARGE:         (3,500.00)             (3,206.00)
            Contract charge (assessed upon full withdrawal):            (40.00)                (40.00)
                                                                     ---------              ---------
                               NET FULL WITHDRAWAL PROCEEDS:         56,460.00              36,754.00




--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  93

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:
ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings available
          in the contract at the time of withdrawal as:
                  Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
Less purchase payments received and not previously withdrawn           50,000.00             50,000.00
  (PPNPW):
                                                                       ---------             ---------
             Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                      Earnings in the contract:        10,000.00                  0.00
                 10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                       ---------             ---------
                                  TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                      Contract value withdrawn:        15,376.34             16,062.31
                                 Less earnings in the contract:        10,000.00                  0.00
                                                                       ---------             ---------
                                  ACV (but not less than zero):         5,376.34             16,062.31
STEP 4.   Next we determine XSF, the amount by which 10% of the
          prior anniversary's contract value exceeds earnings.
                 10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                 Less earnings in the contract:        10,000.00                  0.00
                                                                       ---------             ---------
                                  XSF (but not less than zero):             0.00              4,200.00
STEP 5.   Now we can determine how much of the PPNPW is being
          withdrawn (PPW) as follows:
          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                              XSF from Step 4 =             0.00              4,200.00
                                              ACV from Step 3 =         5,376.34             16,062.31
                                               CV from Step 1 =        60,000.00             40,000.00
                                              TFA from Step 2 =        10,000.00              4,200.00
                                            PPNPW from Step 1 =        50,000.00             50,000.00
                                                                       ---------             ---------
                                                          PPW =         5,376.34             19,375.80


--------------------------------------------------------------------------------
 94  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you request
          to withdraw:
                                                           PPW:         5,376.34             19,375.80
                                                      less XSF:             0.00              4,200.00
                                                                       ---------             ---------
                  amount of PPW subject to a withdrawal charge:         5,376.34             15,175.80
                      multiplied by the withdrawal charge rate:           x 7.0%                x 7.0%
                                                                       ---------             ---------
                                             withdrawal charge:           376.34              1,062.31
STEP 7.   The dollar amount you will receive as a result of
          your partial withdrawal is determined as:
                                      Contract value withdrawn:        15,376.34             16,062.31
                                             WITHDRAWAL CHARGE:          (376.34)            (1,062.31)
                                                                       ---------             ---------
                               NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00             15,000.00




--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX D: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

- You purchase the contract with a payment of $20,000; and

- On the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
CONTRACT VALUE AT DEATH:                                                                $23,000.00
                                                                                        ----------
Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                       $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 x $25,000
              $22,000       =                                                            -1,704.55
                                                                                        ----------
         for a death benefit of:                                                        $23,295.45
                                                                                        ----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract with a payment of $25,000; and

- On the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                             $20,500.00
                                                                                        ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                       $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000
              $22,000       =                                                            -1,704.55
                                                                                        ----------
         for a death benefit of:                                                        $23,295.45
                                                                                        ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                  $26,000.00
         plus purchase payments made since the prior anniversary:                            +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $26,000
              $22,000       =                                                            -1,772.73
                                                                                        ----------
         for a death benefit of:                                                        $24,227.27
                                                                                        ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
 96  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                             $22,800.00
                                                                                        ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                       $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000
              $24,300       =                                                            -1,543.21
                                                                                        ----------
         for a death benefit of:                                                        $23,456.79
                                                                                        ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as: 1.05 x $20,000 =                                                           $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                   +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,000
              $19,000       =                                                            -1,657.89
                                                                                        ----------
         variable account floor benefit:                                                $19,342.11
         plus the GPA account value:                                                     +5,300.00
                                                                                        ----------
         5% variable account floor (value of the GPA or the one-year fixed account and the variable
         account floor):                                                                $24,642.11
                                                                                        ----------




  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  97

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                             $22,800.00
                                                                                        ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                       $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000
              $24,300       =                                                            -1,543.21
                                                                                        ----------
         for a death benefit of:                                                        $23,456.79
                                                                                        ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                              $25,000.00
         plus purchase payments made since that anniversary:                                 +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 x $25,000
              $24,300       =                                                            -1,543.21
                                                                                        ----------
         for a MAV Death Benefit of:                                                    $23,456.79
                                                                                        ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary,
         calculated as: 1.05 x $20,000 =                                                $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                   +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,000
              $19,000       =                                                            -1,657.89
                                                                                        ----------
         variable account floor benefit:                                                $19,342.11
         plus the GPA value:                                                             +5,300.00
                                                                                        ----------
         5% variable account floor (value of the GPAs, the one-year fixed account and the variable
         account floor):                                                                $24,642.11
                                                                                        ----------




  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11


--------------------------------------------------------------------------------
 98  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER





The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.



The example assumes:



- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.



- You make no additional purchase payments.



- You do not exercise the Elective Step-up option



                                                                    INITIAL PAYMENT        100,000

                                                                                        HYPOTHETICAL
END OF       PARTIAL WITHDRAWAL     MCAV ADJUSTMENT                                        ASSUMED
CONTRACT        (BEGINNING OF         FOR PARTIAL                     ACCUMULATION        CONTRACT
YEAR                YEAR)              WITHDRAWAL         MCAV       BENEFIT AMOUNT         VALUE
1                       0                    0          100,000               0            112,000
2                       0                    0          102,400               0            128,000
3                       0                    0          108,000               0            135,000
4                       0                    0          108,000               0            125,000
5                       0                    0          108,000               0            110,000
6                   2,000                1,964          106,036               0            122,000
7                       0                    0          112,000               0            140,000
8                       0                    0          112,000               0            121,000
9                   5,000                4,628          107,372               0             98,000
10                      0                    0          107,372          22,372             85,000





--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  99

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 100  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000     $ 6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                                                                                                         7,200-
                    0        10,000          122,000        120,000(4)   110,000(4)   8,400          0          (4)          0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  101

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(R) rider to satisfy the RMD rules under
Section 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


--------------------------------------------------------------------------------
 102  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


--------------------------------------------------------------------------------
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APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if (1):



- your contract application was signed prior to April 29, 2005(2);


- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PN PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



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- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


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Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


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

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


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APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(R) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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APPENDIX J: EXAMPLE -- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700
  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                                    $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
     withdrawal;
          $230,000 - $20,000 =                                            $210,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
          $200,000 - $20,000 =                                            $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000


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

  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
     OR
     (2) your contract value immediately following the partial
     withdrawal;
          $230,000 - $20,000 =                                            $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
     withdrawal;
          $175,000 - $25,000 =                                            $150,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
          $180,000 - $25,000 =                                            $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
     OR
     (2) your contract value immediately following the partial
     withdrawal;
          $175,000 - $25,000 =                                            $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $150,000 =                                                    $ 10,500




--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  111

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program model portfolios or investment options include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program model portfolios or investment options.


ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- you invest all contract value in the subaccounts (protected investment options); and


- you make no additional purchase payments, partial withdrawals or changes in PN program model portfolios or investment options; and


- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                            MAXIMUM             GUARANTEED
  CONTRACT     CONTRACT        PURCHASE          ANNIVERSARY             INCOME
ANNIVERSARY      VALUE         PAYMENTS        VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------------------
      1        $108,000        $100,000           $108,000              $108,000
      2         125,000            none            125,000               125,000
      3         132,000            none            132,000               132,000
      4         150,000            none            150,000               150,000
      5          85,000            none            150,000               150,000
      6         121,000            none            150,000               150,000
      7         139,000            none            150,000               150,000
      8         153,000            none            153,000               153,000
      9         140,000            none            153,000               153,000
     10         174,000            none            174,000               174,000
     11         141,000            none            174,000               174,000
     12         148,000            none            174,000               174,000
     13         208,000            none            208,000               208,000
     14         198,000            none            208,000               208,000
     15         203,000            none            208,000               208,000
--------------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 112  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             174,000               812.58
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                814.32
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              174,000              657.72
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAV PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                650.76
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  113

EXAMPLE - INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                ASSUMED                                             BENEFIT BASE -
  CONTRACT     CONTRACT        PURCHASE        5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         PAYMENTS        BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------
      1        $108,000        $100,000            $105,000            $108,000
      2         125,000            none             110,250             125,000
      3         132,000            none             115,763             132,000
      4         150,000            none             121,551             150,000
      5          85,000            none             127,628             127,628
      6         121,000            none             134,010             134,010
      7         139,000            none             140,710             140,710
      8         153,000            none             147,746             153,000
      9         140,000            none             155,133             155,133
     10         174,000            none             162,889             174,000
     11         141,000            none             171,034             171,034
     12         148,000            none             179,586             179,586
     13         208,000            none             188,565             208,000
     14         198,000            none             197,993             198,000
     15         203,000            none             207,893             207,893
----------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             171,034               778.20
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             198,000               974.16
     15            203,000              1,025.15                1,027.18             207,893             1,049.86
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                779.91
     12                840.46
     13                998.40
     14                976.14
     15              1,051.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
 114  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST         IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              171,034              632.83
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              198,000              786.06
     15            203,000               826.21                   818.09              207,893              846.12
------------------------------------------------------------------------------------------------------------------------
                    IAB - 5% RF
                     PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                625.98
     12                671.65
     13                796.64
     14                778.14
     15                837.81
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                       GUARANTEED
                                                                                         INCOME
                                                                                     BENEFIT BASE -
                                                                                       GREATER OF
                ASSUMED                        MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT       PURCHASE       ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        PAYMENTS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------
      1        $108,000       $100,000         $108,000            $105,000             $108,000
      2         125,000           none          125,000             110,250              125,000
      3         132,000           none          132,000             115,763              132,000
      4         150,000           none          150,000             121,551              150,000
      5          85,000           none          150,000             127,628              150,000
      6         121,000           none          150,000             134,010              150,000
      7         139,000           none          150,000             140,710              150,000
      8         153,000           none          153,000             147,746              153,000
      9         140,000           none          153,000             155,133              155,133
     10         174,000           none          174,000             162,889              174,000
     11         141,000           none          174,000             171,034              174,000
     12         148,000           none          174,000             179,586              179,586
     13         208,000           none          208,000             188,565              208,000
     14         198,000           none          208,000             197,993              208,000
     15         203,000           none          208,000             207,893              208,000
---------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  115

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                840.46
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAX PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAX         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAX PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                671.65
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 116  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L : EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000.
  The death benefit under the MAV Death Benefit equals the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                                  $110,000
     plus the Benefit Protector(R) benefit which equals 40% of
     earnings at death (MAV Death Benefit minus payments not
     previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                             $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
  $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):            $ 57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                           +1,048
                                                                          --------
  Total death benefit of:                                                 $ 58,667
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     MAV Death Benefit (contract value):                                  $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
  During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
  During the eleventh contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  117

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)PLUS

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000.
  The death benefit equals the MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:
     MAV Death Benefit (contract value):                                  $110,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 -- $100,000) =                                        +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                             $110,000
     plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 -- $100,000) =                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 x $100,000 =                       +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
  $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):            $ 57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                          --------
  Total death benefit of:                                                 $ 64,167
  On the third contract anniversary the contract value falls to
  $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     MAV Death Benefit (contract value):                                  $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100%
     of purchase payments not previously withdrawn
     that are one or more years old                                        +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 x $55,000 =         +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


--------------------------------------------------------------------------------
 118  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the tenth contract anniversary you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of purchase
     payments not previously withdrawn that are one or more years old      +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 x $55,000 =         +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
  During the eleventh contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000




--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  119

APPENDIX N: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period                          $0.82    $1.00       --      --
Accumulation unit value at end of period                                $1.01    $0.82       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                          $0.60    $1.16    $1.00      --
Accumulation unit value at end of period                                $0.91    $0.60    $1.16      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10       --       --      --
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.15    $1.11   $1.00
Accumulation unit value at end of period                                $0.80    $0.67    $1.15   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       20        9       3
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.72    $0.54    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,182   15,838    6,819   2,227
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.08    $1.10    $1.02   $1.00
Accumulation unit value at end of period                                $1.17    $1.08    $1.10   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.69    $1.26    $1.08   $1.00
Accumulation unit value at end of period                                $0.91    $0.69    $1.26   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                          $0.67    $0.90    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.67    $0.90      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.15    $0.97   $1.00
Accumulation unit value at end of period                                $0.89    $0.67    $1.15   $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 11       11       22   4,219
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.76    $1.05    $1.12   $1.00
Accumulation unit value at end of period                                $0.90    $0.76    $1.05   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  7       --       --      --
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $0.80    $1.08    $1.07   $1.00
Accumulation unit value at end of period                                $1.14    $0.80    $1.08   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 35       18       27   1,524
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $0.67    $1.13    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.67    $1.13      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             34,403   19,916    9,765      --
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $0.58    $1.14    $1.00      --
Accumulation unit value at end of period                                $0.79    $0.58    $1.14      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 39       32       20      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 120  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.00    $1.04   $1.00
Accumulation unit value at end of period                                $0.88    $0.71    $1.00   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             24,798   13,624    7,836       5
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $0.72    $1.10    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.72    $1.10      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  4       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.58    $0.99    $0.98   $1.00
Accumulation unit value at end of period                                $0.78    $0.58    $0.99   $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.64    $1.11    $0.98   $1.00
Accumulation unit value at end of period                                $1.00    $0.64    $1.11   $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --        2     950
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.82    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.82    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.62    $1.10    $1.00      --
Accumulation unit value at end of period                                $0.77    $0.62    $1.10      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 14        3        2      --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.10    $1.07   $1.00
Accumulation unit value at end of period                                $0.88    $0.68    $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5       --       --      --
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $0.71    $0.99    $1.00      --
Accumulation unit value at end of period                                $1.02    $0.71    $0.99      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,404    8,170    4,857      --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.20    $1.03   $1.00
Accumulation unit value at end of period                                $0.91    $0.68    $1.20   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,928   17,964   12,765   9,751
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.27    $1.01   $1.00
Accumulation unit value at end of period                                $0.84    $0.66    $1.27   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5        2        5       5
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.02    $1.07    $1.04   $1.00
Accumulation unit value at end of period                                $1.17    $1.02    $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             16,651   11,995    8,725     859
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.13    $0.99   $1.00
Accumulation unit value at end of period                                $0.94    $0.68    $1.13   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,053   11,273    4,921   1,866
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.22    $1.05   $1.00
Accumulation unit value at end of period                                $0.85    $0.68    $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                906    1,281    1,053     434
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.14    $1.11   $1.00
Accumulation unit value at end of period                                $1.07    $0.79    $1.14   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                181      120      132       6
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.75    $1.03    $1.07   $1.00
Accumulation unit value at end of period                                $0.87    $0.75    $1.03   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27       27       27       1
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  121

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.09    $0.99   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.09   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3        3        3       2
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.12    $1.09   $1.00
Accumulation unit value at end of period                                $0.87    $0.70    $1.12   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 66       66       83   2,313
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.21    $1.15    $1.05   $1.00
Accumulation unit value at end of period                                $1.42    $1.21    $1.15   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,147   11,041    9,216   3,787
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.64    $1.12    $1.11   $1.00
Accumulation unit value at end of period                                $0.83    $0.64    $1.12   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                160      105      116       1
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.90    $0.69    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,647    7,744    5,921   3,150
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.59    $0.94    $1.00      --
Accumulation unit value at end of period                                $0.70    $0.59    $0.94      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 16        3        2      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.51    $1.06    $1.06   $1.00
Accumulation unit value at end of period                                $0.74    $0.51    $1.06   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.62    $1.09    $0.99   $1.00
Accumulation unit value at end of period                                $0.74    $0.62    $1.09   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,288    1,224    1,210     493
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.58    $1.11    $1.01   $1.00
Accumulation unit value at end of period                                $0.81    $0.58    $1.11   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.73    $1.03    $1.00      --
Accumulation unit value at end of period                                $0.92    $0.73    $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  8       --       --      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.61    $1.05    $1.00      --
Accumulation unit value at end of period                                $0.82    $0.61    $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,658    9,069    4,018      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.80    $1.13    $1.04   $1.00
Accumulation unit value at end of period                                $1.02    $0.80    $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.63    $1.06    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.63    $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             29,424   20,536   11,694      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 122  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                          $0.61    $1.03    $1.00      --
Accumulation unit value at end of period                                $0.86    $0.61    $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20       --       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.13    $1.03   $1.00
Accumulation unit value at end of period                                $0.97    $0.70    $1.13   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.61    $1.02    $1.00   $1.00
Accumulation unit value at end of period                                $0.98    $0.61    $1.02   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5        2        2       5
-------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.85    $1.10    $1.07   $1.00
Accumulation unit value at end of period                                $0.99    $0.85    $1.10   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 32       --       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $0.95    $1.54    $1.22   $1.00
Accumulation unit value at end of period                                $1.25    $0.95    $1.54   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 15       10        9       2
-------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.15    $1.02   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.15   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 49       30       32      12
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.91    $0.66    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       22       10       1
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.96    $1.13    $1.04   $1.00
Accumulation unit value at end of period                                $1.12    $0.96    $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,967   18,542   13,059   3,108
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.60    $0.98    $1.00   $1.00
Accumulation unit value at end of period                                $0.81    $0.60    $0.98   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 25       24       24      20
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $0.86    $1.04    $1.00      --
Accumulation unit value at end of period                                $1.04    $0.86    $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             15,157   17,312   11,741      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.83    $1.01    $1.03   $1.00
Accumulation unit value at end of period                                $1.04    $0.83    $1.01   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.65    $1.17    $1.09   $1.00
Accumulation unit value at end of period                                $0.80    $0.65    $1.17   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $0.90    $1.04   $1.00
Accumulation unit value at end of period                                $0.70    $0.54    $0.90   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --        6   1,670
-------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.53    $0.98    $0.95   $1.00
Accumulation unit value at end of period                                $0.72    $0.53    $0.98   $0.95
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  123

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (05/01/2006)
Accumulation unit value at beginning of period                          $1.07    $1.06    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $1.07    $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,729    1,399      321      67
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (1.05%) and (1.04%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.01    $1.09    $1.04   $1.00
Accumulation unit value at end of period                                $1.14    $1.01    $1.09   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             36,842   27,863   19,798   8,562
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.14    $1.06   $1.00
Accumulation unit value at end of period                                $0.84    $0.67    $1.14   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             38,327   27,148   12,478   5,812
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.63    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.77    $0.63    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 28       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.09    $1.10    $1.03   $1.00
Accumulation unit value at end of period                                $1.15    $1.09    $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,402   11,339    9,543   6,089
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.07    $1.06   $1.00
Accumulation unit value at end of period                                $1.20    $0.79    $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                477      490      517     761
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.86    $1.07    $1.05   $1.00
Accumulation unit value at end of period                                $1.21    $0.86    $1.07   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             20,105   10,342    7,039   2,214
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $0.96   $1.00
Accumulation unit value at end of period                                $0.95    $0.59    $1.08   $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                          $0.54    $1.00    $1.00      --
Accumulation unit value at end of period                                $0.76    $0.54    $1.00      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  7       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.13    $1.09   $1.00
Accumulation unit value at end of period                                $0.88    $0.70    $1.13   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                195        7        4       2
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.03    $1.07    $1.03   $1.00
Accumulation unit value at end of period                                $1.08    $1.03    $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,815    1,449      711     239
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $1.05   $1.00
Accumulation unit value at end of period                                $0.80    $0.59    $1.08   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24    1,417      997      --
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.65    $1.08    $1.10   $1.00
Accumulation unit value at end of period                                $0.81    $0.65    $1.08   $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.55    $1.13   $1.00
Accumulation unit value at end of period                                $1.22    $0.71    $1.55   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,961    8,276    3,593   1,590
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 124  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.19    $1.07   $1.00
Accumulation unit value at end of period                                $0.88    $0.70    $1.19   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $0.60    $0.99    $1.00      --
Accumulation unit value at end of period                                $0.78    $0.60    $0.99      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             36,770   16,104    7,996      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.05   $1.00
Accumulation unit value at end of period                                $0.94    $0.69    $1.10   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2       --       --      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.67    $0.99    $1.05   $1.00
Accumulation unit value at end of period                                $0.91    $0.67    $0.99   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                733      845      639      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.06    $1.09   $1.00
Accumulation unit value at end of period                                $0.85    $0.67    $1.06   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,689   12,787    7,163   5,339
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.47    $0.85    $1.00      --
Accumulation unit value at end of period                                $0.66    $0.47    $0.85      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,317    7,158    2,329      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.59    $1.13    $1.00      --
Accumulation unit value at end of period                                $0.92    $0.59    $1.13      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 30       12       12      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.01    $1.23   $1.00
Accumulation unit value at end of period                                $0.79    $0.62    $1.01   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 75       75       71      46
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.26    $1.09   $1.00
Accumulation unit value at end of period                                $1.01    $0.68    $1.26   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,978   10,601    4,011   2,127
-------------------------------------------------------------------------------------------------------
WANGER USA (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.05    $1.00   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.05   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,396    5,499    3,212     306
-------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period                  $0.82    $1.00       --       --       --      --
Accumulation unit value at end of period                        $1.00    $0.82       --       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                  $0.59    $1.15    $1.00       --       --      --
Accumulation unit value at end of period                        $0.89    $0.59    $1.15       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    28       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.30    $1.27    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.90    $0.76    $1.30    $1.27    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    89      113      168      170      126      90
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  125

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.87    $1.81    $1.36    $1.19   $1.00
Accumulation unit value at end of period                        $1.13    $0.86    $1.87    $1.81    $1.36   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                19,909   27,146   17,556   13,071    8,418   3,162
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.08    $1.12    $1.04    $1.05    $1.05   $1.00
Accumulation unit value at end of period                        $1.17    $1.08    $1.12    $1.04    $1.05   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,423   13,696   23,067   24,580   21,086   7,249
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.95    $1.76    $1.52    $1.24    $1.12   $1.00
Accumulation unit value at end of period                        $1.24    $0.95    $1.76    $1.52    $1.24   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       68       68       --       --      --
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                  $0.66    $0.90    $1.00       --       --      --
Accumulation unit value at end of period                        $0.85    $0.66    $0.90       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --        9       --       --      --
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.19    $1.01    $1.06    $1.06   $1.00
Accumulation unit value at end of period                        $0.90    $0.68    $1.19    $1.01    $1.06   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,039    6,040    6,538   19,124    6,266   2,495
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.30    $1.12    $1.09   $1.00
Accumulation unit value at end of period                        $1.02    $0.87    $1.21    $1.30    $1.12   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    16       19       24       29       15      26
-----------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                  $0.78    $1.06    $1.06    $1.00       --      --
Accumulation unit value at end of period                        $1.11    $0.78    $1.06    $1.06       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,437    3,077    4,084    8,585       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                  $0.66    $1.12    $1.00       --       --      --
Accumulation unit value at end of period                        $0.83    $0.66    $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                44,625   33,416   21,154       --       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                  $0.57    $1.13    $1.00       --       --      --
Accumulation unit value at end of period                        $0.78    $0.57    $1.13       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    70       21       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                  $0.95    $1.35    $1.41    $1.21    $1.17   $1.00
Accumulation unit value at end of period                        $1.17    $0.95    $1.35    $1.41    $1.21   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,264   17,911   14,170       --       --      --
-----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                  $0.71    $1.10    $1.00       --       --      --
Accumulation unit value at end of period                        $0.84    $0.71    $1.10       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    32       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.74    $1.27    $1.27    $1.21    $1.13   $1.00
Accumulation unit value at end of period                        $0.98    $0.74    $1.27    $1.27    $1.21   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.20    $1.07    $1.04    $1.03   $1.00
Accumulation unit value at end of period                        $1.06    $0.69    $1.20    $1.07    $1.04   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,265    2,987    3,110    6,310    2,901   1,117
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.25    $1.19    $1.05    $1.02   $1.00
Accumulation unit value at end of period                        $1.03    $0.86    $1.25    $1.19    $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    48      100      112       67       71      72
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.62    $1.09    $1.00       --       --      --
Accumulation unit value at end of period                        $0.75    $0.62    $1.09       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 126  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.50    $1.25    $1.14   $1.00
Accumulation unit value at end of period                        $1.20    $0.94    $1.53    $1.50    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    19       38       24       24       26       7
-----------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                  $0.70    $0.98    $1.00       --       --      --
Accumulation unit value at end of period                        $0.99    $0.70    $0.98       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                17,706   14,635   11,432       --       --      --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.59    $1.38    $1.27    $1.11   $1.00
Accumulation unit value at end of period                        $1.19    $0.90    $1.59    $1.38    $1.27   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,124   44,134   42,111   45,962   19,309   6,485
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.72    $1.38    $1.11    $1.06    $1.03   $1.00
Accumulation unit value at end of period                        $0.90    $0.72    $1.38    $1.11    $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    15       36       15       15       --      --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.02    $1.08    $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.15    $1.02    $1.08    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                28,571   28,234   30,874   10,450    8,474   3,024
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.75    $1.55    $1.40    $1.21   $1.00
Accumulation unit value at end of period                        $1.42    $1.04    $1.75    $1.55    $1.40   $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,749   15,569    9,998    6,670    2,154     194
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.70    $1.48    $1.28    $1.10   $1.00
Accumulation unit value at end of period                        $1.16    $0.93    $1.70    $1.48    $1.28   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,655    4,812    4,606    5,282    5,025   3,210
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.32    $1.30    $1.12    $1.12   $1.00
Accumulation unit value at end of period                        $1.21    $0.91    $1.32    $1.30    $1.12   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,013    1,631    1,849    1,382    1,066     516
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.27    $1.11    $1.09   $1.00
Accumulation unit value at end of period                        $1.00    $0.87    $1.21    $1.27    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    51      137      151       68       53      34
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.29    $1.18    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $1.02    $0.73    $1.29    $1.18    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    39      141      125       98      115     111
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.39    $1.37    $1.18    $1.09   $1.00
Accumulation unit value at end of period                        $1.06    $0.86    $1.39    $1.37    $1.18   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   305      485      542    6,611      374     369
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.38    $1.33    $1.22    $1.10    $1.16   $1.00
Accumulation unit value at end of period                        $1.61    $1.38    $1.33    $1.22    $1.10   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                21,774   22,313   26,747   18,800    7,744   2,656
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.44    $1.43    $1.20    $1.12   $1.00
Accumulation unit value at end of period                        $1.04    $0.81    $1.44    $1.43    $1.20   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   114      115      148      112       57      25
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.51    $1.32    $1.19   $1.00
Accumulation unit value at end of period                        $1.23    $0.94    $1.53    $1.51    $1.32   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,524   16,698   17,019   14,517    6,833   2,746
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.58    $0.94    $1.00       --       --      --
Accumulation unit value at end of period                        $0.69    $0.58    $0.94       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    27       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  127

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.58    $1.22    $1.23    $1.11    $1.07   $1.00
Accumulation unit value at end of period                        $0.84    $0.58    $1.22    $1.23    $1.11   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,241    4,292    3,865    4,263    5,023   3,225
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.73    $1.29    $1.18    $1.13    $1.06   $1.00
Accumulation unit value at end of period                        $0.86    $0.73    $1.29    $1.18    $1.13   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,537    2,458    2,494    2,008        3       3
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.76    $1.46    $1.35    $1.18    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.76    $1.46    $1.35    $1.18   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    17       70       73       19       19      12
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.72    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $0.90    $0.72    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    45        3       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.61    $1.04    $1.00       --       --      --
Accumulation unit value at end of period                        $0.80    $0.61    $1.04       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                35,468   16,452    9,747       --       --      --
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.92    $1.32    $1.23    $1.13    $1.07   $1.00
Accumulation unit value at end of period                        $1.18    $0.92    $1.32    $1.23    $1.13   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   679      796    1,038    1,204    1,379     900
-----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.62    $1.05    $1.00       --       --      --
Accumulation unit value at end of period                        $0.83    $0.62    $1.05       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                38,185   34,319   25,309       --       --      --
-----------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                  $0.60    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $0.84    $0.60    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $0.78    $1.26    $1.15    $1.10    $1.07   $1.00
Accumulation unit value at end of period                        $1.06    $0.78    $1.26    $1.15    $1.10   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    14       14       14       14       34      22
-----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.19    $1.19    $1.07    $1.04   $1.00
Accumulation unit value at end of period                        $1.13    $0.71    $1.19    $1.19    $1.07   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --        4        9       10       11      12
-----------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.22    $1.20    $1.09    $1.09   $1.00
Accumulation unit value at end of period                        $1.08    $0.93    $1.22    $1.20    $1.09   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    69       94      102      106       69      53
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $1.39    $2.28    $1.82    $1.42    $1.24   $1.00
Accumulation unit value at end of period                        $1.81    $1.39    $2.28    $1.82    $1.42   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    58       91      120       32        1       1
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.29    $1.15    $1.09    $1.06   $1.00
Accumulation unit value at end of period                        $0.97    $0.69    $1.29    $1.15    $1.09   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 7,178    8,981    8,700   10,182    8,509   3,218
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 128  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.54    $1.48    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.24    $0.90    $1.54    $1.48    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   149      169      231      209      177      72
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                  $1.02    $1.21    $1.13    $1.07    $1.07   $1.00
Accumulation unit value at end of period                        $1.18    $1.02    $1.21    $1.13    $1.07   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                41,343   38,121   38,909   20,731   11,203   4,674
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.83    $1.36    $1.41    $1.25    $1.16   $1.00
Accumulation unit value at end of period                        $1.11    $0.83    $1.36    $1.41    $1.25   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    25       61       71       75       59      31
-----------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                  $0.85    $1.03    $1.00       --       --      --
Accumulation unit value at end of period                        $1.01    $0.85    $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                20,192   30,027   26,289       --       --      --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.12    $1.15    $1.14    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $0.91    $1.12    $1.15    $1.14   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    56       84      144      142      109      57
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.92    $1.67    $1.57    $1.26    $1.14   $1.00
Accumulation unit value at end of period                        $1.13    $0.92    $1.67    $1.57    $1.26   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    10       10       27       --       --      --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.22    $1.43    $1.24    $1.18   $1.00
Accumulation unit value at end of period                        $0.94    $0.73    $1.22    $1.43    $1.24   $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   147      179      192    4,666       76      17
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.70    $1.32    $1.29    $1.25    $1.14   $1.00
Accumulation unit value at end of period                        $0.96    $0.70    $1.32    $1.29    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8        8        8        8       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.05    $1.03    $1.00    $0.99   $1.00
Accumulation unit value at end of period                        $1.04    $1.06    $1.05    $1.03    $1.00   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                11,536    5,320    3,584    1,771      839     136
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.91%) and (1.89%), respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.09    $1.06    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $1.00    $1.09    $1.06    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                52,732   52,913   49,906   27,709      237     220
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.60    $1.51    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.17    $0.93    $1.60    $1.51    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,600   45,615   31,206   25,297    8,506      34
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.25    $1.24    $1.09    $1.05   $1.00
Accumulation unit value at end of period                        $0.86    $0.71    $1.25    $1.24    $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,323   10,215   10,759   11,734   14,054   9,019
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                  $1.06    $1.08    $1.02    $1.00       --      --
Accumulation unit value at end of period                        $1.12    $1.06    $1.08    $1.02       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                39,552   22,934   24,803   19,914       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.88    $1.20    $1.20    $1.10    $1.08   $1.00
Accumulation unit value at end of period                        $1.33    $0.88    $1.20    $1.20    $1.10   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,043    3,808    4,514    5,751    3,150     830
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  129

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of period                  $0.94    $1.18    $1.18    $1.11    $1.09   $1.00
Accumulation unit value at end of period                        $1.32    $0.94    $1.18    $1.18    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,958   16,287   14,534    6,780        8       8
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.26    $1.13    $1.15    $1.07   $1.00
Accumulation unit value at end of period                        $1.09    $0.68    $1.26    $1.13    $1.15   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   702      933      906    1,023    1,088     697
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                  $0.54    $0.99    $1.00       --       --      --
Accumulation unit value at end of period                        $0.74    $0.54    $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3       98       69       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.80    $1.29    $1.25    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.99    $0.80    $1.29    $1.25    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   155       94      147      142      132      48
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.05    $1.01    $0.99    $1.00   $1.00
Accumulation unit value at end of period                        $1.03    $1.00    $1.05    $1.01    $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,350    5,772    5,294    3,802    1,781     218
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.26    $1.24    $1.14    $1.07   $1.00
Accumulation unit value at end of period                        $0.92    $0.69    $1.26    $1.24    $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   910    3,801    2,883       38       38      --
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.29    $1.32    $1.13    $1.10   $1.00
Accumulation unit value at end of period                        $0.94    $0.76    $1.29    $1.32    $1.13   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       14       23       23       24      --
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $2.73    $2.01    $1.53    $1.17   $1.00
Accumulation unit value at end of period                        $2.12    $1.24    $2.73    $2.01    $1.53   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,001   12,125    7,826    7,742    4,979   2,159
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.71    $1.55    $1.27    $1.14   $1.00
Accumulation unit value at end of period                        $1.25    $1.00    $1.71    $1.55    $1.27   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        1      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                  $0.59    $0.99    $1.00       --       --      --
Accumulation unit value at end of period                        $0.77    $0.59    $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,054   29,241   19,856       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $0.79    $1.28    $1.23    $1.08    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.79    $1.28    $1.23    $1.08   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       28       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $0.88    $1.31    $1.41    $1.19    $1.15   $1.00
Accumulation unit value at end of period                        $1.18    $0.88    $1.31    $1.41    $1.19   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,697   11,631   12,674   11,121   10,647   4,456
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.79    $1.26    $1.31    $1.15    $1.13   $1.00
Accumulation unit value at end of period                        $1.00    $0.79    $1.26    $1.31    $1.15   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                34,501   43,308   39,815   41,096   23,606   8,260
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.46    $0.85    $1.00       --       --      --
Accumulation unit value at end of period                        $0.64    $0.46    $0.85       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,046   11,790    4,909       --       --      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 130  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $0.58    $1.12    $1.00       --       --      --
Accumulation unit value at end of period                        $0.90    $0.58    $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.05    $1.72    $2.12    $1.57    $1.37   $1.00
Accumulation unit value at end of period                        $1.32    $1.05    $1.72    $2.12    $1.57   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   604      694      728      573      619     292
-----------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                  $1.17    $2.20    $1.93    $1.43    $1.20   $1.00
Accumulation unit value at end of period                        $1.72    $1.17    $2.20    $1.93    $1.43   $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,675   12,927    7,675    6,793    3,916   1,854
-----------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.38    $1.33    $1.26    $1.15   $1.00
Accumulation unit value at end of period                        $1.14    $0.81    $1.38    $1.33    $1.26   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                12,068   12,713   11,339    6,970    5,234   2,030
-----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS  131

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 132  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


45312 K (4/10)

PROSPECTUS


APRIL 30, 2010


EVERGREEN

NEW SOLUTIONS SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Variable Investment Fund, Service Share Class
Evergreen Variable Annuity Trust
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

NEW EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule. (See "Buying Your Contract -- Purchase Payment Credits").

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................   14
FINANCIAL STATEMENTS........................   14
THE VARIABLE ACCOUNT AND THE FUNDS..........   14
GUARANTEE PERIOD ACCOUNTS (GPAS)............   22
THE ONE-YEAR FIXED ACCOUNT..................   23
BUYING YOUR CONTRACT........................   23
CHARGES.....................................   27
VALUING YOUR INVESTMENT.....................   32
MAKING THE MOST OF YOUR CONTRACT............   33
WITHDRAWALS.................................   43
TSA -- SPECIAL PROVISIONS...................   44
CHANGING OWNERSHIP..........................   44
BENEFITS IN CASE OF DEATH...................   45
OPTIONAL BENEFITS...........................   48
THE ANNUITY PAYOUT PERIOD...................   61
TAXES.......................................   63
VOTING RIGHTS...............................   66
SUBSTITUTION OF INVESTMENTS.................   66
ABOUT THE SERVICE PROVIDERS.................   67
ADDITIONAL INFORMATION......................   68
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   70
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT RIDER FEE..........   72
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES...   73
APPENDIX D: EXAMPLE -- DEATH BENEFITS.......   78
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER......   81
APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL
  BENEFIT -- RIDER B DISCLOSURE.............   83
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE........   88
APPENDIX H: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT RIDER........   89
APPENDIX I: EXAMPLE --
  INCOME ASSURER BENEFIT RIDERS.............   91
APPENDIX J: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....   96
APPENDIX K: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................   98
APPENDIX L: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  100
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION.......  107





--------------------------------------------------------------------------------
 2  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)



TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")


- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account").


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. Optional benefits vary by state and may have eligibility requirements. (See "Optional Benefits").

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").


--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


             SEVEN-YEAR SCHEDULE                             FIVE-YEAR SCHEDULE*
 YEARS FROM PURCHASE      WITHDRAWAL CHARGE      YEARS FROM PURCHASE      WITHDRAWAL CHARGE
   PAYMENT RECEIPT           PERCENTAGE            PAYMENT RECEIPT           PERCENTAGE
          1                       8%                      1                       8%

          2                       8                       2                       7

          3                       7                       3                       6

          4                       7                       4                       4

          5                       6                       5                       2

          6                       5                       Thereafter              0

          7                       3

          Thereafter              0


*   The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")





--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

Return of Purchase Payment (ROP) Death              1.00%                         0.15%                        1.15%
Benefit

Maximum Anniversary Value (MAV) Death               1.20                          0.15                         1.35
Benefit

5% Accumulation Death Benefit                       1.35                          0.15                         1.50

Enhanced Death Benefit                              1.40                          0.15                         1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.15%                         0.15%                        1.30%

MAV Death Benefit                                   1.35                          0.15                         1.50

5% Accumulation Death Benefit                       1.50                          0.15                         1.65

Enhanced Death Benefit                              1.55                          0.15                         1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES

ROP Death Benefit                                   1.20%                         0.15%                        1.35%

MAV Death Benefit                                   1.40                          0.15                         1.55

5% Accumulation Death Benefit                       1.55                          0.15                         1.70

Enhanced Death Benefit                              1.60                          0.15                         1.75

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.35                          0.15                         1.50

MAV Death Benefit                                   1.55                          0.15                         1.70

5% Accumulation Death Benefit                       1.70                          0.15                         1.85

Enhanced Death Benefit                              1.75                          0.15                         1.90





--------------------------------------------------------------------------------
 8  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires participation in the PN program. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM:     CURRENT:
                                                                    1.75%        0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                           MAXIMUM:     CURRENT:
                                                                    1.50%        0.55%


(As a percentage of contract value charged annually on the contract anniversary.)



INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                           MAXIMUM:     CURRENT:
                                                                    1.50%        0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER      MAXIMUM:     CURRENT:
FEE                                                                 1.75%        0.60%(1)

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION       MAXIMUM:     CURRENT:
BENEFIT BASE RIDER FEE                                              2.00%        0.65%(1)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                1.57%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55%      0.25%    0.08%           --%          0.88%


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.11          0.01           1.12
Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.32            --           1.57
Portfolio, Service Shares


Evergreen VA Core Bond Fund - Class 2                            0.32       0.25     0.36          0.07           1.00


Evergreen VA Fundamental Large Cap Fund - Class 2                0.63       0.25     0.22            --           1.10


Evergreen VA Growth Fund - Class 2                               0.70       0.25     0.33            --           1.28


Evergreen VA International Equity Fund - Class 2                 0.43       0.25     0.22            --           0.90


Evergreen VA Omega Fund - Class 2                                0.52       0.25     0.25            --           1.02


Evergreen VA Special Values Fund - Class 2                       0.80       0.25     0.25            --           1.30


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.12            --           0.69
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.07            --           0.79


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(1)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(2)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(2)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(3)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.63       0.25     0.22          0.05           1.15(3)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33%      0.13%    0.18%           --%          0.64%
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)






--------------------------------------------------------------------------------
 10  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(4)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(4)
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(4)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(4)
(Class 3)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(4)
Fund (Class 3)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(4)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(4)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(5)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(5),(6)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(5)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(5),(6)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(5)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(5),(6)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(5)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(5),(6)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(5)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(5),(6)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF U.S. Real Estate Portfolio, Class II            0.80       0.35     0.34          0.01           1.50(7)
Shares


Wanger USA                                                       0.86         --     0.12            --           0.98







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (2) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.


 (3) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (4) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


 (5) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


 (6) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement,

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 11 net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


 (7) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors, including certain investment related expenses was 1.38%.




--------------------------------------------------------------------------------
 12  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                 IF YOU DO NOT WITHDRAW YOUR CONTRACT
                              IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED            AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY                1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule               $1,405      $2,537      $3,698      $6,388             $605       $1,837      $3,098      $6,388

Five-year
withdrawal charge
schedule                1,426       2,495       3,391       6,549              626        1,895       3,191       6,549






QUALIFIED ANNUITY      1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule               $1,390      $2,493      $3,627      $6,266             $590       $1,793      $3,027      $6,266

Five-year
withdrawal charge
schedule                1,411       2,451       3,321       6,429              611        1,851       3,121       6,429



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                 IF YOU DO NOT WITHDRAW YOUR CONTRACT
                              IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED            AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY                1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule               $1,025      $1,389      $1,775      $2,494             $225        $689       $1,175      $2,494

Five-year
withdrawal charge
schedule                1,045       1,351       1,479       2,705              245         751        1,279       2,705






QUALIFIED ANNUITY      1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule               $1,009      $1,342      $1,696      $2,333             $209        $642       $1,096      $2,333

Five-year
withdrawal charge
schedule                1,030       1,304       1,401       2,547              230         704        1,201       2,547




(1) In these examples, the contract administrative charge is $40.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  13

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix L.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT MEETS THE DEFINITION OF A SEPARATE ACCOUNT UNDER FEDERAL SECURITIES LAWS. WE CREDIT OR CHARGE INCOME, CAPITAL GAINS AND CAPITAL LOSSES OF EACH SUBACCOUNT ONLY TO THAT SUBACCOUNT. STATE INSURANCE LAW PROHIBITS US FROM CHARGING A SUBACCOUNT WITH LIABILITIES OF ANY OTHER SUBACCOUNT OR OF OUR GENERAL BUSINESS. THE VARIABLE ACCOUNT INCLUDES OTHER SUBACCOUNTS THAT ARE AVAILABLE UNDER CONTRACTS THAT ARE NOT DESCRIBED IN THIS PROSPECTUS.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


--------------------------------------------------------------------------------
 14  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  15

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 16  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
AllianceBernstein      Seeks long-term growth of capital.            AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
---------------------------------------------------------------------------------------------

AllianceBernstein      Seeks long-term growth of capital.            AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
---------------------------------------------------------------------------------------------

American Century VP    The Fund pursues long-term total return       American Century
Inflation              using a strategy that seeks to protect        Investment Management,
Protection, Class II   against U.S. inflation.                       Inc.
---------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth.               American Century
Ultra(R), Class II                                                   Investment Management,
                                                                     Inc.
---------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth. Income is a   American Century
Value, Class II        secondary objective.                          Investment Management,
                                                                     Inc.
---------------------------------------------------------------------------------------------

Dreyfus Investment     Seeks capital appreciation.                   The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
---------------------------------------------------------------------------------------------

Dreyfus Variable       Seeks long-term capital growth.               The Dreyfus Corporation,
Investment Fund                                                      adviser; the Boston
International Value                                                  Company Asset Management
Portfolio, Service                                                   LLC, subadviser.
Shares
---------------------------------------------------------------------------------------------

Evergreen VA Core      Seeks to maximize total return through a      Evergreen Investment
Bond Fund - Class 2    combination of current income and capital     Management Company, LLC,
                       growth.                                       adviser; Tattersall
                                                                     Advisory Group, Inc.,
                                                                     subadviser.
---------------------------------------------------------------------------------------------

Evergreen VA           Seeks capital growth with the potential for   Evergreen Investment
Fundamental Large      current income.                               Management Company, LLC
Cap Fund - Class 2
---------------------------------------------------------------------------------------------

Evergreen VA Growth    Seeks long-term capital growth.               Evergreen Investment
Fund - Class 2                                                       Management Company, LLC
---------------------------------------------------------------------------------------------

Evergreen VA           Seeks long-term capital growth and            Evergreen Investment
International Equity   secondarily, modest income.                   Management Company, LLC
Fund - Class 2
---------------------------------------------------------------------------------------------

Evergreen VA Omega     Seeks long-term capital growth.               Evergreen Investment
Fund - Class 2                                                       Management Company, LLC
---------------------------------------------------------------------------------------------

Evergreen VA Special   Seeks capital growth in the value of its      Evergreen Investment
Values Fund - Class    shares.                                       Management Company, LLC
2
---------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term capital appreciation.         Fidelity Management &
Contrafund(R)          Normally invests primarily in common          Research Company (FMR),
Portfolio Service      stocks. Invests in securities of companies    investment manager; FMR
Class 2                whose value it believes is not fully          U.K. and FMR Far East,
                       recognized by the public. Invests in either   sub-advisers.
                       "growth" stocks or "value" stocks or both.
                       The fund invests in domestic and foreign
                       issuers.

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  17

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
Fidelity(R) VIP        Seeks as high level of current income as is   FMR, investment manager;
Investment Grade       consistent with the preservation of           FMR U.K., FMR Far East,
Bond Portfolio         capital. Normally invests at least 80% of     sub-advisers.
Service Class 2        assets in investment-grade debt securities
                       (those of medium and high quality) of all
                       types and repurchase agreements for those
                       securities.
---------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid    Seeks long-term growth of capital. Normally   FMR, investment manager;
Cap Portfolio          invests primarily in common stocks.           FMR U.K., FMR Far East,
Service Class 2        Normally invests at least 80% of assets in    sub-advisers.
                       securities of companies with medium market
                       capitalizations. May invest in companies
                       with smaller or larger market
                       capitalizations. Invests in domestic and
                       foreign issuers. The Fund invests in either
                       "growth" or "value" common stocks or both.
---------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term growth of capital. Normally   FMR, investment manager;
Overseas Portfolio     invests primarily in common stocks            FMR U.K., FMR Far East,
Service Class 2        allocating investments across different       Fidelity International
                       countries and regions. Normally invests at    Investment Advisors
                       least 80% of assets in non-U.S. securities.   (FIIA) and FIIA U.K.,
                                                                     sub-advisers.
---------------------------------------------------------------------------------------------

FTVIPT Franklin        Seeks to maximize income while maintaining    Franklin Advisers, Inc.
Income Securities      prospects for capital appreciation.
Fund - Class 2
---------------------------------------------------------------------------------------------

FTVIPT Templeton       Seeks high current income consistent with     Franklin Advisers, Inc.
Global Bond            preservation of capital, with capital
Securities             appreciation as a secondary consideration.
Fund - Class 2
---------------------------------------------------------------------------------------------

Goldman Sachs VIT      Seeks long-term capital appreciation.         Goldman Sachs Asset
Mid Cap Value                                                        Management, L.P.
Fund - Institutional
Shares
---------------------------------------------------------------------------------------------

Invesco V.I. Capital   Seeks long-term growth of capital.            Invesco Advisers, Inc.
Development Fund,
Series II Shares
(previously AIM V.I.
Capital Development
Fund, Series II
Shares)
---------------------------------------------------------------------------------------------

Oppenheimer Capital    Seeks capital appreciation.                   OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
---------------------------------------------------------------------------------------------

Oppenheimer Global     Seeks long-term capital appreciation.         OppenheimerFunds, Inc.
Securities Fund/VA,
Service Shares
---------------------------------------------------------------------------------------------

Oppenheimer Main       Seeks capital appreciation.                   OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
---------------------------------------------------------------------------------------------

Putnam VT Global       Seeks capital appreciation.                   Putnam Investment
Health Care                                                          Management, LLC
Fund - Class IB
Shares
---------------------------------------------------------------------------------------------

Putnam VT Small Cap    Seeks capital appreciation.                   Putnam Investment
Value Fund - Class                                                   Management, LLC
IB Shares

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 18  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST RiverSource       Seeks maximum current income consistent       RiverSource Investments,
Variable               with liquidity and stability of principal.    LLC
Portfolio - Cash
Management Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income while      RiverSource Investments,
Variable               attempting to conserve the value of the       LLC
Portfolio -            investment for the longest period of time.
Diversified Bond Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income and, as    RiverSource Investments,
Variable               a secondary goal, steady growth of capital.   LLC
Portfolio -
Diversified Equity
Income Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks capital appreciation.                   RiverSource Investments,
Variable                                                             LLC
Portfolio - Dynamic
Equity Fund (Class
3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Non-diversified fund that seeks total         RiverSource Investments,
Variable               return that exceeds the rate of inflation     LLC
Portfolio - Global     over the long-term.
Inflation Protected
Securities Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high total return through current       RiverSource Investments,
Variable               income and capital appreciation.              LLC
Portfolio - Income
Opportunities Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks growth of capital.                      RiverSource Investments,
Variable                                                             LLC
Portfolio - Mid Cap
Growth Fund (Class
3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks long-term capital appreciation.         RiverSource Investments,
Variable                                                             LLC
Portfolio - S&P 500
Index Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income and        RiverSource Investments,
Variable               safety of principal consistent with           LLC
Portfolio - Short      investment in U.S. government and
Duration U.S.          government agency securities.
Government Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST Seligman          Seeks long-term capital growth.               RiverSource Investments,
Variable                                                             LLC
Portfolio - Growth
Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST Seligman          Seeks long-term growth of capital.            RiverSource Investments,
Variable                                                             LLC
Portfolio - Larger-
Cap Value Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST Threadneedle      Seeks long-term capital growth.               RiverSource Investments,
Variable                                                             LLC, adviser;
Portfolio - Emerging                                                 Threadneedle
Markets Fund (Class                                                  International Limited,
3)                                                                   an indirect wholly-owned
                                                                     subsidiary of Ameriprise
                                                                     Financial, sub-adviser.

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  19

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST Variable          Seeks long-term growth of capital.            RiverSource Investments,
Portfolio - Goldman                                                  LLC, adviser; Systematic
Sachs Mid Cap Value                                                  Financial Management,
Fund (Class 3)                                                       L.P. and WEDGE Capital
(previously RVST                                                     Management L.L.P., sub-
RiverSource Partners                                                 advisers.
Variable
Portfolio - Select
Value Fund)
---------------------------------------------------------------------------------------------

RVST Variable          Seeks long-term capital appreciation.         RiverSource Investments,
Portfolio - Partners                                                 LLC, adviser; Barrow,
Small Cap Value Fund                                                 Hanley, Mewhinney &
(Class 3)                                                            Strauss, Inc., Denver
(previously RVST                                                     Investment Advisors LLC,
RiverSource Partners                                                 Donald Smith & Co.,
Variable                                                             Inc., River Road Asset
Portfolio - Small                                                    Management, LLC and
Cap Value Fund)                                                      Turner Investment
                                                                     Partners, Inc.,
                                                                     subadvisers.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with an aggressive level of        LLC
Aggressive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)              to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in equity securities and also
                       invests a small amount in underlying funds
                       that invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with an aggressive level of        LLC
Aggressive Portfolio   risk. This is a "fund of funds" and seeks
(Class 4)              to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in equity securities and also
                       invests a small amount in underlying funds
                       that invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a conservative level of       LLC
Conservative           risk. This is a "fund of funds" and seeks
Portfolio (Class 2)    to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a conservative level of       LLC
Conservative           risk. This is a "fund of funds" and seeks
Portfolio (Class 4)    to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio - Moderate   consistent with a moderate level of risk.     LLC
Portfolio (Class 2)    This is a "fund of funds" and seeks to
                       achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in fixed
                       income securities and underlying funds that
                       invest in equity securities.

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 20  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio - Moderate   consistent with a moderate level of risk.     LLC
Portfolio (Class 4)    This is a "fund of funds" and seeks to
                       achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in fixed
                       income securities and underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately aggressive       LLC
Moderately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class 2)    and seeks to achieve its objective by
                       investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in equity
                       securities and also invests a moderate
                       amount in underlying funds that invest in
                       fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately aggressive       LLC
Moderately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class 4)    and seeks to achieve its objective by
                       investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in equity
                       securities and also invests a moderate
                       amount in underlying funds that invest in
                       fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately conservative     LLC
Moderately             level of risk. This is a "fund of funds"
Conservative Portfolio and seeks to achieve its objective by
(Class 2)              investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in fixed
                       income securities and also invests a
                       moderate amount in underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately conservative     LLC
Moderately             level of risk. This is a "fund of funds"
Conservative Portfolio and seeks to achieve its objective by
(Class 4)              investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in fixed
                       income securities and also invests a
                       moderate amount in underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

Van Kampen Life        Seeks capital growth and income through       Van Kampen Asset
Investment Trust       investments in equity securities, including   Management
Comstock Portfolio,    common stocks, preferred stocks and
Class II Shares        securities convertible into common and
                       preferred stocks.
---------------------------------------------------------------------------------------------

Van Kampen's UIF       Non-diversified Portfolio that seeks above-   Morgan Stanley
U.S. Real Estate       average current income and long-term          Investment Management
Portfolio, Class II    capital appreciation by investing primarily   Inc., doing business as
Shares                 in equity securities of companies in the      Van Kampen.
                       U.S. real estate industry, including real
                       estate investment trusts.
---------------------------------------------------------------------------------------------

Wanger USA             Seeks long-term capital appreciation.         Columbia Wanger Asset
                                                                     Management, L.P.
---------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  21

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
 22  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;



- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;




- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless the PN program is in effect, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your
Contract -- Transfer policies").


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 23 other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you applied, you could have selected (if available in your state):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years);

- a beneficiary;


- the optional PN program(1); and


- one of the following Death Benefits:

  - ROP Death Benefit;

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).


In addition, you also could have selected (if available in your state):



ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PN PROGRAM):


- Accumulation Protector Benefit rider

- Guarantor Withdrawal Benefit rider

- Income Assurer Benefit - MAV rider

- Income Assurer Benefit - 5% Accumulation Benefit Base rider

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

- Benefit Protector Death Benefit rider(3)

- Benefit Protector Plus Death Benefit rider(3)

(1) There is no additional charge for this feature.
(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

We apply your purchase payments and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


THE RETIREMENT DATE
Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future

--------------------------------------------------------------------------------
 24 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs
  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider and Enhanced Guarantor Withdrawal Benefit rider, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth IRAs, and SEP plans.

(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  25

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see
"Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
 26  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP Death Benefit                                         1.00%                             1.15%

MAV Death Benefit                                         1.20                              1.35

5% Accumulation Death Benefit                             1.35                              1.50

Enhanced Death Benefit                                    1.40                              1.55

FIVE-YEAR WITHDRAWAL SCHEDULE
ROP Death Benefit                                         1.20                              1.35
MAV Death Benefit                                         1.40                              1.55
5% Accumulation Death Benefit                             1.55                              1.70
Enhanced Death Benefit                                    1.60                              1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  27

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from the receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit rider:


CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;

- current contract earnings; or

- the Remaining Benefit Payment.
* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


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 28  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


ACCUMULATION PROTECTOR BENEFIT RIDER FEE

We deduct a charge of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each model portfolio or investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.



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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  29

We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider fee.



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee;



(d) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to charge a separate rider fee for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.


We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider fee will not change until the third contract anniversary, when it will change to the fee that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee;



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the annual or spousal continuation elective step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.



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 30  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT RIDER FEE

We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional
Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT

Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit rider fee after the rider effective date, unless you change your PN program model portfolio or investment option after we have exercised our rights to increase the rider charge and/or charge a separate fee for PN program each model portfolio or investment option. If you choose to change your model portfolio or investment option after we have exercised our rights to increase the rider fee for new contract owners, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.


For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  31

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;


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 32  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from either the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month...                               MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Automated dollar-cost averaging is not available when the PN program is in effect (see "Portfolio Navigator Program" below).



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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  33

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Asset Allocation Program" below).


ASSET ALLOCATION PROGRAM

For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.


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 34  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO YOUR CONTRACT. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have signed the application for your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for Contract Applications Signed Before May 10, 2010").



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  35
have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income


POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contract Applications Signed before May 10, 2010."

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.

Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new investment option);

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")




You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider.



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



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 36  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

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- discontinue the PN program. We will give you 30 days' written notice of any such change.



- RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts with Applications Signed before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchased one of the optional living benefit riders you were required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select optional living benefit rider that requires your participation in the PN program, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio or investment option at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACT APPLICATIONS SIGNED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  37
longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners with contract applications signed before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form.



The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



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 38  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.




TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  39

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,


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 40  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  41

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your
  Contract -- Portfolio Navigator Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.


- If you have a Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually


--------------------------------------------------------------------------------
 42  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT


By regular or express mail:



- payable to you;



- mailed to address of record.



NOTE: We will charge you a fee if you request express mail delivery.



--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  43

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:



  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


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 44  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:


                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV





--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  45

PWT       the amount by which the contract value in the subaccounts is reduced as a
      =   result of the partial withdrawal or transfer from the subaccounts.
VAF       variable account floor on the date of (but prior to) the transfer or partial
      =   withdrawal.
SV        value of the subaccounts on the date of (but prior to) the transfer of partial
      =   withdrawal.


The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT



The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:



1. contract value; or



2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.



The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;


--------------------------------------------------------------------------------
 46  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit rider and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  47

OPTIONAL BENEFITS

ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit rider or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the PN program and you must be invested in one of the available model portfolios or investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Program.");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;

- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and


- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your PN program model portfolio or investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



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 48  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option (or change from a PN program model portfolio to an investment option) after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase

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the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:



- your contract application was signed on or after April 29, 2005(1),(2);


- you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.


You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special


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spousal continuation step up election (see "Spousal Continuation and Special
Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Program.");



- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;


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  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" below). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


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REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we

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  must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;


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- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix H.


INCOME ASSURER BENEFIT RIDERS


There are three optional Income Assurer Benefit riders available under your contract:



- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.



You should consider whether an Income Assurer Benefit rider is appropriate for you because:



- you must participate in the PN program (see "Making the Most of Your
  Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006 (see "Making the Most of Your
  Contract -- Portfolio Navigator Program"). The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.



- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;



- you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit");



- the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday; and



- you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see
"Charges -- Income Assurer Benefit Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit and the Accumulation Protector Benefit(R) riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  55

Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER
Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the Waiting Period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.


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 56  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + i)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV

The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  57
purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


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 58  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor (described above), less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit(R) is calculated, see Appendix I.

OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  59

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix J.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                           PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                    0%                                                       0%

Three and Four                                10%                                                    3.75%

Five or more                                  20%                                                     7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") plus:


                IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One             Zero                                                  Zero

Two             40% x earnings at death (see above)                   15% x earnings at death

Three & Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                payment*)                                             payment*)

Five or more    40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.


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 60  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix K.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.


In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  61

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.71% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT RIDER): This annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.



ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


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IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  63

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- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible

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 64  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  65
beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


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If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


ALTHOUGH WE NO LONGER OFFER THE CONTRACT FOR SALE, YOU MAY CONTINUE TO MAKE PURCHASE PAYMENTS IF PERMITTED UNDER THE TERMS OF YOUR CONTRACT. WE PAY COMMISSIONS TO AN AFFILIATED SELLING FIRM OF UP TO 7.0% EACH TIME A PURCHASE PAYMENT IS MADE AS WELL AS SERVICE/TRAIL COMMISSIONS OF UP TO 1.00% OF THE CONTRACT VALUE BASED ON ANNUAL TOTAL CONTRACT VALUE FOR AS LONG AS THE CONTRACT REMAINS IN EFFECT. WE ALSO MAY PAY AN ADDITIONAL SALES COMMISSION OF UP TO 1% OF PURCHASE PAYMENTS OF PURCHASE PAYMENTS FOR A PERIOD OF TIME WE SELECT. THESE COMMISSIONS DO NOT CHANGE DEPENDING ON WHICH SUBACCOUNTS YOU CHOOSE TO ALLOCATE YOUR PURCHASE PAYMENTS.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  67

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 68  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                                PAGE #   CROSS-REFERENCE                                 PAGE #

Appendix A: Example -- Market Value         p.   70   Guarantee Period Accounts (GPAs)               p.   22
Adjustment (MVA)

Appendix B: Example -- Income Assurer       p.   72   Charges -- Income Assurer Benefit Rider        p.   31
Benefit Rider Fee                                     Fee

Appendix C: Example -- Withdrawal           p.   73   Charges -- Withdrawal Charges                  p.   28
Charges

Appendix D: Example -- Death Benefits       p.   78   Benefits in Case of Death                      p.   45

Appendix E: Example -- Accumulation         p.   81   Optional Benefits -- Accumulation              p.   48
Protector Benefit Rider                               Protector Benefit Rider

Appendix F: Example -- Guarantor                      Optional Benefits -- Guarantor Withdrawal      p.   50
Withdrawal Benefit --                       p.   83   Benefit Rider
Rider B Disclosure

Appendix G: Guarantor Withdrawal Benefit              Optional Benefits -- Guarantor Withdrawal
Rider --                                    p.   88   Benefit Rider and Appendix F                p. 50 & 83
Additional RMD Disclosure

Appendix H: Example -- Guarantor            p.   89   Optional Benefits -- Guarantor Withdrawal
Withdrawal Benefit Rider                              Benefit Rider and Appendix F                p. 50 & 83


Appendix I: Example -- Income Assurer       p.   91   Optional Benefits -- Income Assurer            p.   55
Benefit Riders                                        Benefit Riders

Appendix J: Example -- Benefit Protector    p.   96   Optional Benefits -- Benefit Protector         p.   59
Death Benefit Rider                                   Death Benefit Rider

Appendix K: Example -- Benefit Protector    p.   98   Optional Benefits -- Benefit Protector         p.   60
Plus Death Benefit Rider                              Plus Death Benefit Rider

Appendix L: Condensed Financial             p.  100   Condensed Financial Information                p.   14
Information (Unaudited)                               (Unaudited)



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and H through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  69

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 7%, if you elected the seven-

--------------------------------------------------------------------------------
 70 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  71

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

ASSUMPTIONS:
- You purchase the contract with a payment of $50,000 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

- On the first contract anniversary your total contract value is $55,545; and

- On the second contract anniversary your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(R) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial
  withdrawals:                                                             $50,500
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE            $55,545



THE INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial
  withdrawals:                                                             $50,500
Contract value on the second anniversary:                                  $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,500                          $55,676
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT
  BASE                                                                     $55,676



THE INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST
OF THE FOLLOWING VALUES:

Purchase Payments and purchase payment credits less adjusted partial
  withdrawals:                                                             $50,500
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                          $55,676
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
  INCOME BENEFIT BASE                                                      $55,676


THE INCOME ASSURER BENEFIT(R) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(R) - MAV FEE =                           0.30% X $55,545 = $166.64
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE FEE
  =                                                             0.60% X $55,676 = $334.06
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION
  BENEFIT BASE FEE =                                            0.65% X $55,676 = $361.89




--------------------------------------------------------------------------------
 72  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  73

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:
--------------------------------------------------------------------------------

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment and we add a purchase payment credit of $500;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00
WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                           withdrawn (PPNPW):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPW from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPW =        50,000.00             50,000.00




--------------------------------------------------------------------------------
 74  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you request
          to withdraw:
                                                          PPW:         50,000.00             50,000.00
                                                     less XSF:              0.00              4,200.00
                                                                       ---------             ---------
                 amount of PPW subject to a withdrawal charge:         50,000.00             45,800.00
                     multiplied by the withdrawal charge rate:            x 7.0%                x 7.0%
                                                                       ---------             ---------
                                            withdrawal charge:          3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                     Contract value withdrawn:         60,000.00             40,000.00
                                            WITHDRAWAL CHARGE:         (3,500.00)            (3,206.00)
              Contract charge (assessed upon full withdrawal):            (40.00)               (40.00)
                                                                       ---------             ---------
                                 NET FULL WITHDRAWAL PROCEEDS:         56,460.00             36,754.00




--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  75

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:


This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment and we add a purchase payment credit of $500;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings available
          in the contract at the time of withdrawal as:
                 Contract value just prior to withdrawal (CV):        60,000.00              40,000.00
            Less purchase payments received and not previously        50,000.00              50,000.00
                                            withdrawn (PPNPW):
                                                                      ---------              ---------
            Earnings in the contract (but not less than zero):        10,000.00                   0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                     Earnings in the contract:        10,000.00                   0.00
                10% of the prior anniversary's contract value:         5,800.00               4,200.00
                                                                      ---------              ---------
                                 TFA (but not less than zero):        10,000.00               4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                     Contract value withdrawn:        15,376.34              16,062.31
                                Less earnings in the contract:        10,000.00                   0.00
                                                                      ---------              ---------
                                 ACV (but not less than zero):         5,376.34              16,062.31
STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
                10% of the prior anniversary's contract value:         5,800.00               4,200.00
                                Less earnings in the contract:        10,000.00                   0.00
                                                                      ---------              ---------
                                 XSF (but not less than zero):             0.00               4,200.00




--------------------------------------------------------------------------------
 76  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                             XSF from Step 4 =              0.00              4,200.00
                                             ACV from Step 3 =          5,376.34             16,062.31
                                              CV from Step 1 =         60,000.00             40,000.00
                                             TFA from Step 2 =         10,000.00              4,200.00
                                           PPNPW from Step 1 =         50,000.00             50,000.00
                                                                       ---------             ---------
                                                         PPW =          5,376.34             19,375.80
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you request
          to withdraw:
                                                          PPW:          5,376.34             19,375.80
                                                     less XSF:              0.00              4,200.00
                                                                       ---------             ---------
                 amount of PPW subject to a withdrawal charge:          5,376.34             15,175.80
                     multiplied by the withdrawal charge rate:            x 7.0%                x 7.0%
                                                                       ---------             ---------
                                            withdrawal charge:            376.34              1,062.31
STEP 7.   The dollar amount you will receive as a result of
          your partial withdrawal is determined as:
                                     Contract value withdrawn:         15,376.34             16,062.31
                                            WITHDRAWAL CHARGE:           (376.34)            (1,062.31)
                                                                       ---------             ---------
                              NET PARTIAL WITHDRAWAL PROCEEDS:         15,000.00             15,000.00




--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  77

APPENDIX D: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

- On the first contract anniversary you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

- On the third contract anniversary the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $23,000.00
                                                                                       ----------
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
         Total purchase payments and purchase payment credits:                         $25,250.00
         minus adjusted partial withdrawals calculated as:

         $1,500 x $25,250
         ----------------  =                                                            -1,721.59
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,528.41
                                                                                       ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,528.41


EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

- On the first contract anniversary the contract value grows to $24,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
         Total purchase payments and purchase payment credits:                         $20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $20,200
         ----------------  =                                                            -1,377.27
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $18,822.73
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary contract values:                        $24,000.00
         plus purchase payments and credits made since that anniversary:                    +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $24,000
         ----------------  =                                                            -1,636.36
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $22,363.64
                                                                                       ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $22,363.64


--------------------------------------------------------------------------------
 78  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $ 22,800.00
                                                                                       -----------
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
        Total purchase payments and purchase payment credits:                          $ 25,250.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $25,250
        -------------------  =                                                           -1,558.64
              $24,300
                                                                                       -----------
        for a death benefit of:                                                        $ 23,691.36
                                                                                       -----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as:                                                                            $ 21,157.50
        1.05 x $20,150 =
        plus purchase payments and purchase payment credits allocated to the
        subaccounts since that anniversary:                                                  +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

        $1,500 x $21,157.50
        -------------------  =                                                          -$1,670.33
              $19,000
                                                                                       -----------
        variable account floor benefit:                                                $ 19,487.17
        plus the one-year fixed account value:                                          +$5,300.00
                                                                                       -----------
        5% variable account floor (value of the GPAs, the one-year fixed account
        and the variable account floor):                                               $ 24,787.17



  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,787.17


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  79

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                             $22,800.00
                                                                                        ----------
2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL
  WITHDRAWALS:
        Total purchase payments and purchase payment credits:                           $25,250.00
        minus adjusted partial withdrawals, calculated as:

        $1,500 x $25,250
        -------------------  =                                                           -1,558.64
              $24,300
                                                                                        ----------
        for a death benefit of:                                                         $23,691.36
                                                                                        ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                               $25,250.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                         +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:

        $1,500 x $25,250
        -------------------  =                                                           -1,558.64
              $24,300
                                                                                        ----------
        for a MAV Death Benefit of:                                                     $23,691.36
                                                                                        ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
        The variable account floor on the first contract anniversary, calculated as:
        1.05 x $20,250 =                                                                $21,262.50
        plus purchase payments and purchase payment credits allocated to the
        subaccounts since that anniversary:                                                  +0.00
        minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

        $1,500 x $21,262.50
        -------------------  =                                                           -1,678.62
              $19,000
                                                                                        ----------
        variable account floor benefit:                                                 $19,583.88
        plus the one-year fixed account value:                                           +5,300.00
                                                                                        ----------
        5% variable account floor (value of the GPAs, one-year fixed account and the    $24,883.88
        variable account floor):



  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,883.88


--------------------------------------------------------------------------------
 80  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP
This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:
- You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and


- you do not change PN program model portfolios or investment options.


Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                             MCAV        HYPOTHETICAL     HYPOTHETICAL
CONTRACT                                   ADJUSTED         ASSUMED          ASSUMED
DURATION     PURCHASE       PARTIAL         PARTIAL        NET RATE         CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS     WITHDRAWAL       OF RETURN          VALUE          MCAV

At Issue     $125,000        $  N/A         $  N/A             N/A          $125,000       $125,000

1                   0             0              0            12.0%          140,000        125,000

2                   0             0              0            15.0%          161,000        128,800(2)

3                   0             0              0             3.0%          165,830        132,664(2)

4                   0             0              0            -8.0%          152,564        132,664

5                   0         2,000          2,046           -15.0%          127,679        130,618

6                   0             0              0            20.0%          153,215        130,618

7                   0             0              0            15.0%          176,197        140,958(2)

8                   0         5,000          4,444           -10.0%          153,577        136,513

9                   0             0              0           -20.0%          122,862        136,513

10(1)               0             0              0           -12.0%          108,118        136,513


(1) The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:
- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP
This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  81

ASSUMPTIONS:
- You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


                 YEARS                                  MCAV      HYPOTHETICAL   HYPOTHETICAL
CONTRACT     REMAINING IN                             ADJUSTED       ASSUMED        ASSUMED
DURATION      THE WAITING   PURCHASE     PARTIAL       PARTIAL      NET RATE       CONTRACT
IN YEARS        PERIOD      PAYMENTS   WITHDRAWALS   WITHDRAWAL     OF RETURN        VALUE        MCAV

At Issue          10        $125,000      $  N/A       $   N/A          N/A        $125,000     $125,000

1                 10(2)            0           0             0         12.0%        140,000      140,000(3)

2                 10(2)            0           0             0         15.0%        161,000      161,000(3)

3                 10(2)            0           0             0          3.0%        165,830      165,830(3)

4                  9               0           0             0         -8.0%        152,564      165,830

5                  8               0       2,000         2,558        -15.0%        127,679      163,272

6                  7               0           0             0         20.0%        153,215      163,272

7                 10(2)            0           0             0         15.0%        176,197      176,197(3)

8                  9               0       5,000         5,556        -10.0%        153,577      170,642

9                  8               0           0             0        -20.0%        122,862      170,642

10                 7               0           0             0        -12.0%        108,118      170,642

11                 6               0           0             0          3.0%        111,362      170,642

12                 5               0           0             0          4.0%        115,817      170,642

13                 4               0       7,500        10,524          5.0%        114,107      160,117

14                 3               0           0             0          6.0%        120,954      160,117

15                 2               0           0             0         -5.0%        114,906      160,117

16                 1               0           0             0        -11.0%        102,266      160,117

17(1)              0               0           0             0         -3.0%         99,198      160,117


(1) The APB Benefit Date.
(2) The Waiting Period restarts when the Elective Step Up is exercised.
(3) These values indicate when the Elective Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:
- If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

- Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
 82  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: GUARANTOR WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:



- your contract application was signed prior to April 29, 2005(1),(2);


- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your PN program model portfolio or investment option, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Program"). The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  83

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and


--------------------------------------------------------------------------------
 84  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  c) under the original rider after a step up but before the third contract anniversary -- the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  85

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.


--------------------------------------------------------------------------------
 86  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  87

APPENDIX G: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(R) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

      1. an individual retirement annuity (Section 408(b));

      2. a Roth individual retirement account (Section 408A);

      3. a Simplified Employee Pension plan (Section 408(k));

      4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


--------------------------------------------------------------------------------
 88  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000, and you select a 7-year withdrawal charge schedule.

- We add a purchase payment credit of $1,000 to your contract.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment
  plus the purchase payment credit:                                       $101,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $101,000 =                                                    $  7,070
  The Remaining Benefit Amount (RBA) equals your purchase payment plus
  the purchase payment credit:                                            $101,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700
  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  We add a purchase payment credit of $500 to your contract.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:
     $102,300 + $50,500 =                                                 $152,800
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment and purchase payment credit:
     $110,000 + $50,500 =                                                 $160,500
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
     $7,700 + $3,535 =                                                    $ 11,235
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $200,000 - $20,000 =                                             $180,000


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  89

  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
         $230,000 - $20,000 =                                             $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $200,000 =                                                $ 14,000
  During the eighth contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
         $175,000 - $25,000 =                                             $150,000
         OR
     (2) your prior RBA less the amount of the partial withdrawal.
         $180,000 - $25,000 =                                             $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
         OR
     (2) your contract value immediately following the partial
          withdrawal;
          $175,000 - $25,000 =                                            $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 x $150,000 =                                                $ 10,500




--------------------------------------------------------------------------------
 90  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some PN program model portfolios or investment options include Protected Investment Options and Excluded Investment Options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in the PN program model portfolios or investment options.


ASSUMPTIONS:
- You purchase the contract during the 2005 calendar year with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

- we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and


- you make no additional purchase payments, partial withdrawals or changes in the PN program model portfolios or investment options; and


- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED          PURCHASE             MAXIMUM         GUARANTEED
  CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY     INCOME BENEFIT
ANNIVERSARY      VALUE         AND CREDITS        VALUE (MAV)(1)     BASE - MAV(2)
----------------------------------------------------------------------------------
      1        $109,000          $101,000            $109,000          $109,000
      2         127,000              none             127,000           127,000
      3         134,000              none             134,000           134,000
      4         153,000              none             153,000           153,000
      5          86,000              none             153,000           153,000
      6         122,000              none             153,000           153,000
      7         141,000              none             153,000           153,000
      8         155,000              none             155,000           155,000
      9         142,000              none             155,000           155,000
     10         176,000              none             176,000           176,000
     11         143,000              none             176,000           176,000
     12         150,000              none             176,000           176,000
     13         211,000              none             211,000           211,000
     14         201,000              none             211,000           211,000
     15         206,000              none             211,000           211,000
----------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  91

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                        STANDARD PROVISIONS                   INCOME ASSURER BENEFIT(R) - MAV
  CONTRACT     ----------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED        PLAN B - LIFE WITH     GUARANTEED INCOME     PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE      10 YEARS CERTAIN*        BENEFIT BASE        10 YEARS CERTAIN*
-------------------------------------------------------------------------------------------------
     10           $176,000             $  784.96              $176,000              $  784.96
     11            143,000                654.94               176,000                 806.08
     12            150,000                703.50               176,000                 825.44
     13            211,000              1,017.02               211,000               1,017.02
     14            201,000                992.94               211,000               1,042.34
     15            206,000              1,046.48               211,000               1,071.88
-------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                          STANDARD PROVISIONS                        INCOME ASSURER BENEFIT(R) - MAV
  CONTRACT     ---------------------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED        PLAN D - LAST SURVIVOR     GUARANTEED INCOME        PLAN D - LAST SURVIVOR
AT EXERCISE    CONTRACT VALUE           NO REFUND*              BENEFIT BASE                NO REFUND*
------------------------------------------------------------------------------------------------------------
     10           $176,000                $631.84                 $176,000                    $631.84
     11            143,000                 524.81                  176,000                     645.92
     12            150,000                 562.50                  176,000                     660.00
     13            211,000                 810.24                  211,000                     810.24
     14            201,000                 791.94                  211,000                     831.34
     15            206,000                 832.24                  211,000                     852.44
------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 92  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                            GUARANTEED
                                                                              INCOME
                ASSUMED          PURCHASE                                BENEFIT BASE -
  CONTRACT     CONTRACT          PAYMENTS         5% ACCUMULATION        5% ACCUMULATION
ANNIVERSARY      VALUE         AND CREDITS        BENEFIT BASE(1)        BENEFIT BASE(2)
----------------------------------------------------------------------------------------
      1        $109,000          $101,000             $106,050               $109,000
      2         127,000              none              111,353                127,000
      3         134,000              none              116,920                134,000
      4         153,000              none              122,766                153,000
      5          86,000              none              128,904                128,904
      6         122,000              none              135,350                135,350
      7         141,000              none              142,117                142,117
      8         155,000              none              149,223                155,000
      9         142,000              none              156,684                156,684
     10         176,000              none              164,518                176,000
     11         143,000              none              172,744                172,744
     12         150,000              none              181,381                181,381
     13         211,000              none              190,451                211,000
     14         201,000              none              199,973                201,000
     15         206,000              none              209,972                209,972
----------------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                                       INCOME ASSURER BENEFIT(R) -
                          STANDARD PROVISIONS                          5% ACCUMULATION BENEFIT BASE
  CONTRACT     -------------------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED           PLAN B - LIFE WITH        GUARANTEED INCOME        PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE         10 YEARS CERTAIN*           BENEFIT BASE           10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------
     10           $176,000                $  784.96                 $176,000                 $  784.96
     11            143,000                   654.94                  172,744                    791.17
     12            150,000                   703.50                  181,381                    850.68
     13            211,000                 1,017.02                  211,000                  1,017.02
     14            201,000                   992.94                  201,000                    992.94
     15            206,000                 1,046.48                  209,972                  1,066.66
----------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  93

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                                             INCOME ASSURER BENEFIT(R) -
                            STANDARD PROVISIONS                              5% ACCUMULATION BENEFIT BASE
  CONTRACT     ---------------------------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED           PLAN D - LAST SURVIVOR        GUARANTEED INCOME        PLAN D - LAST SURVIVOR
AT EXERCISE    CONTRACT VALUE              NO REFUND*                 BENEFIT BASE                NO REFUND*
------------------------------------------------------------------------------------------------------------------
     10           $176,000                   $631.84                    $176,000                    $631.84
     11            143,000                    524.81                     172,744                     633.97
     12            150,000                    562.50                     181,381                     680.18
     13            211,000                    810.24                     211,000                     810.24
     14            201,000                    791.94                     201,000                     791.94
     15            206,000                    832.24                     209,972                     848.29
------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                          GUARANTEED
                                                                                            INCOME
                                                                                        BENEFIT BASE -
                                                                                          GREATER OF
                ASSUMED         PURCHASE          MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT         PAYMENTS        ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        AND CREDITS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------
      1        $109,000         $101,000          $109,000            $106,050             $109,000
      2         127,000             none           127,000             111,353              127,000
      3         134,000             none           134,000             116,920              134,000
      4         153,000             none           153,000             122,766              153,000
      5          86,000             none           153,000             128,904              153,000
      6         122,000             none           153,000             135,350              153,000
      7         141,000             none           153,000             142,117              153,000
      8         155,000             none           155,000             149,223              155,000
      9         142,000             none           155,000             156,684              156,684
     10         176,000             none           176,000             164,518              176,000
     11         143,000             none           176,000             172,744              176,000
     12         150,000             none           176,000             181,381              181,381
     13         211,000             none           211,000             190,451              211,000
     14         201,000             none           211,000             199,973              211,000
     15         206,000             none           211,000             209,972              211,000
------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 94  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                        INCOME ASSURER BENEFIT(R) - GREATER OF
                                                                         MAV
                        STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
  CONTRACT     -------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED       PLAN B - LIFE WITH    GUARANTEED INCOME    PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN*       BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------
     10           $176,000            $  784.96             $176,000             $  784.96
     11            143,000               654.94              176,000                806.08
     12            150,000               703.50              181,381                850.68
     13            211,000             1,017.02              211,000              1,017.02
     14            201,000               992.94              211,000              1,042.34
     15            206,000             1,046.48              211,000              1,071.88
----------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                            INCOME ASSURER BENEFIT(R) - GREATER OF MAV
                          STANDARD PROVISIONS                    OR 5% ACCUMULATION BENEFIT BASE
  CONTRACT     ---------------------------------------------------------------------------------------
ANNIVERSARY        ASSUMED       PLAN D - LAST SURVIVOR    GUARANTEED INCOME    PLAN D - LAST SURVIVOR
AT EXERCISE    CONTRACT VALUE          NO REFUND*             BENEFIT BASE            NO REFUND*
------------------------------------------------------------------------------------------------------
     10           $176,000               $631.84                $176,000                $631.84
     11            143,000                524.81                 176,000                 645.92
     12            150,000                562.50                 181,381                 680.18
     13            211,000                810.24                 211,000                 810.24
     14            201,000                791.94                 211,000                 831.34
     15            206,000                832.24                 211,000                 852.44
------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- You have selected the seven-year withdrawal charge schedule; and

- We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $105,000. The death benefit under the MAV Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or
  $104,000. You have not reached the first contract anniversary so the Benefit
  Protector(R) does not provide any additional benefit at this time
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                                          $110,000
     plus the Benefit Protector(R) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                  --------
  Total death benefit of:                                                         $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                     $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                  --------
  Total death benefit of:                                                         $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7%
  withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
  $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
  Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):                     $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                   +1,048
                                                                                  --------
  Total death benefit of:                                                          $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     MAV Death Benefit (contract value):                                          $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are
     one or more years old)                                                        +55,000
                                                                                  --------
  Total death benefit of:                                                         $255,000


--------------------------------------------------------------------------------
 96  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of
  $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value less any purchase payment credits added
     in the last 12 months):                                                      $249,500
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are
     one or more years old)                                                        +55,000
                                                                                  --------
  Total death benefit of:                                                         $304,500
  During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit
  Protector(R) changes. The death benefit equals:
     MAV Death Benefit (contract value):                                          $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                                +58,000
                                                                                  --------
  Total death benefit of:                                                         $308,000




--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  97

APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and

- We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

  During the first contract year the contract value grows to $105,000.
  The death benefit equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to
  $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:
     MAV Death Benefit (contract value):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
  On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                             $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $100,000 =                 +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
  During the third contract year the contract value remains at
  $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
  $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
  (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):             $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                           +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 x $55,000 =                   +5,500
                                                                          --------
  Total death benefit of:                                                  $64,167
  On the third contract anniversary the contract value falls $40,000.
  The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the
  Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     MAV Death Benefit (contract value):                                  $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000


--------------------------------------------------------------------------------
 98  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit
  Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
  Total death benefit of:                                                 $315,500
  During the eleventh contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                  $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                          --------
     Total death benefit of:                                              $319,000




--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  99

APPENDIX L: CONDENSED FINANCIAL INFORMATION (UNAUDITED)





The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                 2009    2008    2007    2006    2005    2004     2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period     $0.79   $1.34   $1.29   $1.12   $1.08    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.94   $0.79   $1.34   $1.29   $1.12    $1.08      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             73       7       7       7       4        4      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period     $0.89   $1.93   $1.85   $1.38   $1.20    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.18   $0.89   $1.93   $1.85   $1.38    $1.20      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          3,062   3,533   2,657   2,757   2,505      620      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period     $1.12   $1.15   $1.06   $1.06   $1.06    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.22   $1.12   $1.15   $1.06   $1.06    $1.06      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,109   3,849   6,168   6,843   5,789    1,416      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period     $0.71   $1.23   $1.03   $1.07   $1.07    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.94   $0.71   $1.23   $1.03   $1.07    $1.07      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,142   2,162   2,228   3,255   1,738      450      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period     $0.90   $1.24   $1.33   $1.13   $1.09    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.06   $0.90   $1.24   $1.33   $1.13    $1.09      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             61       2       2       2       2        2      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.71   $1.23   $1.09   $1.06   $1.03    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.11   $0.71   $1.23   $1.09   $1.06    $1.03      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            715     862     874   1,176     864      204      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.97   $1.57   $1.53   $1.26   $1.14    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.25   $0.97   $1.57   $1.53   $1.26    $1.14      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --      --      --      --      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.88   $1.11   $1.07   $1.04   $1.03    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.94   $0.88   $1.11   $1.07   $1.04    $1.03      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,410   1,307   1,743   1,956   2,006      488      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (04/30/2004)
Accumulation unit value at beginning of period     $0.79   $1.14   $1.11   $1.07   $1.09    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.04   $0.79   $1.14   $1.11   $1.07    $1.09      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,369   1,849   2,055   2,116   1,898      508      --      --      --      --
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.

---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.92   $1.39   $1.31   $1.18   $1.09    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.24   $0.92   $1.39   $1.31   $1.18    $1.09      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            353     243     155     219      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.82   $1.42   $1.29   $1.18   $1.12    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.13   $0.82   $1.42   $1.29   $1.18    $1.12      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            361     399     415     489     502       10      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (04/30/2004)
Accumulation unit value at beginning of period     $0.84   $1.15   $1.13   $1.06   $1.06    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.26   $0.84   $1.15   $1.13   $1.06    $1.06      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            746     892   1,108   1,253   1,319      315      --      --      --      --
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 100  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                 2009    2008    2007    2006    2005    2004     2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $1.05   $1.81   $1.60   $1.32   $1.15    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.19   $1.05   $1.81   $1.60   $1.32    $1.15      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            813     667     657     741     652        5      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.89   $1.24   $1.12   $1.07   $1.05    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.26   $0.89   $1.24   $1.12   $1.07    $1.05      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,159   1,258   1,531   1,651   1,365      279      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.93   $1.37   $1.50   $1.25   $1.15    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.18   $0.93   $1.37   $1.50   $1.25    $1.15      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             17      15      33      33      33       18      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.93   $1.64   $1.41   $1.28   $1.11    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.24   $0.93   $1.64   $1.41   $1.28    $1.11      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          6,351   7,155   7,060   8,517   5,857    1,194      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $1.05   $1.11   $1.07   $1.04   $1.04    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.20   $1.05   $1.11   $1.07   $1.04    $1.04      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,984   2,975   4,000   3,220   2,391      560      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $1.07   $1.80   $1.58   $1.42   $1.22    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.48   $1.07   $1.80   $1.58   $1.42    $1.22      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,113   1,311   1,141   1,202     715        1      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.97   $1.75   $1.51   $1.30   $1.10    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.21   $0.97   $1.75   $1.51   $1.30    $1.10      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            824     936     822     962   1,107      628      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $0.94   $1.36   $1.32   $1.13   $1.13    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.26   $0.94   $1.36   $1.32   $1.13    $1.13      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            320     322     349     365     374      300      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period     $1.43   $1.36   $1.24   $1.12   $1.16    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.68   $1.43   $1.36   $1.24   $1.12    $1.16      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,888   1,892   2,787   2,962   2,190      575      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.98   $1.57   $1.54   $1.34   $1.20    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.28   $0.98   $1.57   $1.54   $1.34    $1.20      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,218   2,351   2,480   2,618   1,915      505      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period     $0.78   $1.50   $1.37   $1.20   $1.11    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.10   $0.78   $1.50   $1.37   $1.20    $1.11      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --      --      --      --      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.71   $1.32   $1.17   $1.10   $1.06    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.01   $0.71   $1.32   $1.17   $1.10    $1.06      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,047   2,333   2,161   2,648   2,022      561      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.94   $1.59   $1.51   $1.30   $1.16    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.29   $0.94   $1.59   $1.51   $1.30    $1.16      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             47      21      20      17      18       19      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.86   $1.40   $1.44   $1.27   $1.17    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.16   $0.86   $1.40   $1.44   $1.27    $1.17      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             25      16      18      19      18       16      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  101

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                 2009    2008    2007    2006    2005    2004     2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.95   $1.15   $1.17   $1.16   $1.03    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.18   $0.95   $1.15   $1.17   $1.16    $1.03      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             --      --      --      --      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.75   $1.26   $1.46   $1.26   $1.19    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.98   $0.75   $1.26   $1.46   $1.26    $1.19      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             12      14      12     194      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (11/11/1999)
Accumulation unit value at beginning of period     $1.17   $1.16   $1.12   $1.08   $1.07    $1.07   $1.08   $1.08   $1.05   $1.01
Accumulation unit value at end of period           $1.16   $1.17   $1.16   $1.12   $1.08    $1.07   $1.07   $1.08   $1.08   $1.05
Number of accumulation units outstanding at end
  of period (000 omitted)                            827     835     334     460     205       64      72     161     284      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.15%) and (1.14%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/11/1999)
Accumulation unit value at beginning of period     $1.25   $1.35   $1.30   $1.26   $1.24    $1.20   $1.17   $1.12   $1.05   $1.01
Accumulation unit value at end of period           $1.41   $1.25   $1.35   $1.30   $1.26    $1.24   $1.20   $1.17   $1.12   $1.05
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,984   2,091   2,204   1,771     120      127      31      32      24      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/11/1999)
Accumulation unit value at beginning of period     $1.10   $1.87   $1.75   $1.48   $1.32    $1.13   $0.81   $1.01   $1.00   $1.02
Accumulation unit value at end of period           $1.39   $1.10   $1.87   $1.75   $1.48    $1.32   $1.13   $0.81   $1.01   $1.00
Number of accumulation units outstanding at end
  of period (000 omitted)                          4,693   4,712   4,137   4,535   2,962       25      25      25      26      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period     $0.73   $1.29   $1.26   $1.11   $1.06    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.90   $0.73   $1.29   $1.26   $1.11    $1.06      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,486   2,481   2,441   2,749   3,138    1,827      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period     $1.09   $1.10   $1.03   $1.00      --       --      --      --      --      --
Accumulation unit value at end of period           $1.15   $1.09   $1.10   $1.03      --       --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,468   1,135   1,300   1,312      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of period     $0.97   $1.20   $1.19   $1.11   $1.09    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.36   $0.97   $1.20   $1.19   $1.11    $1.09      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            790     664     632     504      --   15,000      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period     $0.71   $1.30   $1.15   $1.17   $1.07    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.14   $0.71   $1.30   $1.15   $1.17    $1.07      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            162     215     199     234     240      145      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (10/23/2000)
Accumulation unit value at beginning of period     $0.66   $1.06   $1.02   $0.89   $0.86    $0.79   $0.63   $0.82   $0.94   $1.00
Accumulation unit value at end of period           $0.82   $0.66   $1.06   $1.02   $0.89    $0.86   $0.79   $0.63   $0.82   $0.94
Number of accumulation units outstanding at end
  of period (000 omitted)                            202     177     235     343     380      355     418     377     162      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period     $1.03   $1.07   $1.03   $1.01   $1.00    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.08   $1.03   $1.07   $1.03   $1.01    $1.00      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            839     589     537     573     342       24      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period     $0.71   $1.29   $1.27   $1.15   $1.07    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.96   $0.71   $1.29   $1.27   $1.15    $1.07      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            263     390     302      --      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period     $0.79   $1.32   $1.34   $1.14   $1.10    $1.00      --      --      --      --
Accumulation unit value at end of period           $0.99   $0.79   $1.32   $1.34   $1.14    $1.10      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              4       4       4       4       4       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (10/23/2000)
Accumulation unit value at beginning of period     $1.57   $3.43   $2.51   $1.90   $1.43    $1.17   $0.84   $0.90   $0.92   $1.00
Accumulation unit value at end of period           $2.70   $1.57   $3.43   $2.51   $1.90    $1.43   $1.17   $0.84   $0.90   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                            891   1,256     981   1,358   1,275      363      18      27      11      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 102  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                 2009    2008    2007    2006    2005    2004     2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period     $0.82   $1.31   $1.25   $1.09   $1.10    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.11   $0.82   $1.31   $1.25   $1.09    $1.10      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              1       1       1       1      --       --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period     $0.91   $1.35   $1.43   $1.21   $1.15    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.23   $0.91   $1.35   $1.43   $1.21    $1.15      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          2,350   2,596   2,791   2,698   2,395      610      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period     $0.82   $1.29   $1.34   $1.17   $1.13    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.04   $0.82   $1.29   $1.34   $1.17    $1.13      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          7,754   8,226   8,387   9,048   7,239    1,714      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period     $1.09   $1.77   $2.17   $1.59   $1.38    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.38   $1.09   $1.77   $2.17   $1.59    $1.38      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                            193     206     204     132     155       69      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period     $0.84   $1.42   $1.36   $1.27   $1.16    $1.00      --      --      --      --
Accumulation unit value at end of period           $1.19   $0.84   $1.42   $1.36   $1.27    $1.16      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                          1,726   1,875   1,858   1,824   1,445      363      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.30    $1.27    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.90    $0.76    $1.30    $1.27    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    89      113      168      170      126      90
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.87    $1.81    $1.36    $1.19   $1.00
Accumulation unit value at end of period                        $1.13    $0.86    $1.87    $1.81    $1.36   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                19,909   27,146   17,556   13,071    8,418   3,162
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.08    $1.12    $1.04    $1.05    $1.05   $1.00
Accumulation unit value at end of period                        $1.17    $1.08    $1.12    $1.04    $1.05   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,423   13,696   23,067   24,580   21,086   7,249
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.19    $1.01    $1.06    $1.06   $1.00
Accumulation unit value at end of period                        $0.90    $0.68    $1.19    $1.01    $1.06   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,039    6,040    6,538   19,124    6,266   2,495
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.30    $1.12    $1.09   $1.00
Accumulation unit value at end of period                        $1.02    $0.87    $1.21    $1.30    $1.12   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    16       19       24       29       15      26
-----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.20    $1.07    $1.04    $1.03   $1.00
Accumulation unit value at end of period                        $1.06    $0.69    $1.20    $1.07    $1.04   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,265    2,987    3,110    6,310    2,901   1,117
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.50    $1.25    $1.14   $1.00
Accumulation unit value at end of period                        $1.20    $0.94    $1.53    $1.50    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    19       38       24       24       26       7
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.85    $1.08    $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $0.90    $0.85    $1.08    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,412    5,428    7,018    7,281    6,140   1,507
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  103

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.11    $1.09    $1.05    $1.08   $1.00
Accumulation unit value at end of period                        $1.00    $0.76    $1.11    $1.09    $1.05   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,065    6,814    7,541    7,283    5,441   1,507
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.89    $1.36    $1.28    $1.16    $1.09   $1.00
Accumulation unit value at end of period                        $1.19    $0.89    $1.36    $1.28    $1.16   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,142      825      631      791       94      57
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.79    $1.38    $1.27    $1.17    $1.12   $1.00
Accumulation unit value at end of period                        $1.09    $0.79    $1.38    $1.27    $1.17   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,292    1,525    1,535    1,676    1,358      27
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.12    $1.11    $1.04    $1.05   $1.00
Accumulation unit value at end of period                        $1.21    $0.81    $1.12    $1.11    $1.04   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,611    3,417    4,131    4,322    3,658     885
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.01    $1.76    $1.57    $1.30    $1.14   $1.00
Accumulation unit value at end of period                        $1.14    $1.01    $1.76    $1.57    $1.30   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,695    2,459    2,309    2,433    1,444      79
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.21    $1.10    $1.06    $1.04   $1.00
Accumulation unit value at end of period                        $1.21    $0.86    $1.21    $1.10    $1.06   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,799    4,435    5,394    5,524    3,401   1,048
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.33    $1.47    $1.24    $1.14   $1.00
Accumulation unit value at end of period                        $1.13    $0.90    $1.33    $1.47    $1.24   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   276      351      400      401      390     173
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.59    $1.38    $1.27    $1.11   $1.00
Accumulation unit value at end of period                        $1.19    $0.90    $1.59    $1.38    $1.27   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,124   44,134   42,111   45,962   19,309   6,485
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.02    $1.08    $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.15    $1.02    $1.08    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                28,571   28,234   30,874   10,450    8,474   3,024
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.75    $1.55    $1.40    $1.21   $1.00
Accumulation unit value at end of period                        $1.42    $1.04    $1.75    $1.55    $1.40   $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,749   15,569    9,998    6,670    2,154     194
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.70    $1.48    $1.28    $1.10   $1.00
Accumulation unit value at end of period                        $1.16    $0.93    $1.70    $1.48    $1.28   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,655    4,812    4,606    5,282    5,025   3,210
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.32    $1.30    $1.12    $1.12   $1.00
Accumulation unit value at end of period                        $1.21    $0.91    $1.32    $1.30    $1.12   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,013    1,631    1,849    1,382    1,066     516
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.38    $1.33    $1.22    $1.10    $1.16   $1.00
Accumulation unit value at end of period                        $1.61    $1.38    $1.33    $1.22    $1.10   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                21,774   22,313   26,747   18,800    7,744   2,656
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.51    $1.32    $1.19   $1.00
Accumulation unit value at end of period                        $1.23    $0.94    $1.53    $1.51    $1.32   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,524   16,698   17,019   14,517    6,833   2,746
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 104  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.76    $1.46    $1.35    $1.18    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.76    $1.46    $1.35    $1.18   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    17       70       73       19       19      12
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.29    $1.15    $1.09    $1.06   $1.00
Accumulation unit value at end of period                        $0.97    $0.69    $1.29    $1.15    $1.09   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 7,178    8,981    8,700   10,182    8,509   3,218
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.54    $1.48    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.24    $0.90    $1.54    $1.48    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   149      169      231      209      177      72
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.83    $1.36    $1.41    $1.25    $1.16   $1.00
Accumulation unit value at end of period                        $1.11    $0.83    $1.36    $1.41    $1.25   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    25       61       71       75       59      31
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.12    $1.15    $1.14    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $0.91    $1.12    $1.15    $1.14   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    56       84      144      142      109      57
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.22    $1.43    $1.24    $1.18   $1.00
Accumulation unit value at end of period                        $0.94    $0.73    $1.22    $1.43    $1.24   $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   147      179      192    4,666       76      17
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.05    $1.03    $1.00    $0.99   $1.00
Accumulation unit value at end of period                        $1.04    $1.06    $1.05    $1.03    $1.00   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                11,536    5,320    3,584    1,771      839     136
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.91%) and (1.89%), respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.09    $1.06    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $1.00    $1.09    $1.06    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                52,732   52,913   49,906   27,709      237     220
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.60    $1.51    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.17    $0.93    $1.60    $1.51    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,600   45,615   31,206   25,297    8,506      34
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.25    $1.24    $1.09    $1.05   $1.00
Accumulation unit value at end of period                        $0.86    $0.71    $1.25    $1.24    $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,323   10,215   10,759   11,734   14,054   9,019
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                  $1.06    $1.08    $1.02    $1.00       --      --
Accumulation unit value at end of period                        $1.12    $1.06    $1.08    $1.02       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                39,552   22,934   24,803   19,914       --      --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (06/01/2004)
Accumulation unit value at beginning of period                  $0.94    $1.18    $1.18    $1.11    $1.09   $1.00
Accumulation unit value at end of period                        $1.32    $0.94    $1.18    $1.18    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,958   16,287   14,534    6,780        8       8
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.26    $1.13    $1.15    $1.07   $1.00
Accumulation unit value at end of period                        $1.09    $0.68    $1.26    $1.13    $1.15   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   702      933      906    1,023    1,088     697
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.80    $1.29    $1.25    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.99    $0.80    $1.29    $1.25    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   155       94      147      142      132      48
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  105

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.05    $1.01    $0.99    $1.00   $1.00
Accumulation unit value at end of period                        $1.03    $1.00    $1.05    $1.01    $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,350    5,772    5,294    3,802    1,781     218
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.26    $1.24    $1.14    $1.07   $1.00
Accumulation unit value at end of period                        $0.92    $0.69    $1.26    $1.24    $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   910    3,801    2,883       38       38      --
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.29    $1.32    $1.13    $1.10   $1.00
Accumulation unit value at end of period                        $0.94    $0.76    $1.29    $1.32    $1.13   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       14       23       23       24      --
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $2.73    $2.01    $1.53    $1.17   $1.00
Accumulation unit value at end of period                        $2.12    $1.24    $2.73    $2.01    $1.53   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,001   12,125    7,826    7,742    4,979   2,159
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $0.79    $1.28    $1.23    $1.08    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.79    $1.28    $1.23    $1.08   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       28       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $0.88    $1.31    $1.41    $1.19    $1.15   $1.00
Accumulation unit value at end of period                        $1.18    $0.88    $1.31    $1.41    $1.19   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,697   11,631   12,674   11,121   10,647   4,456
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.79    $1.26    $1.31    $1.15    $1.13   $1.00
Accumulation unit value at end of period                        $1.00    $0.79    $1.26    $1.31    $1.15   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                34,501   43,308   39,815   41,096   23,606   8,260
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.05    $1.72    $2.12    $1.57    $1.37   $1.00
Accumulation unit value at end of period                        $1.32    $1.05    $1.72    $2.12    $1.57   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   604      694      728      573      619     292
-----------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.38    $1.33    $1.26    $1.15   $1.00
Accumulation unit value at end of period                        $1.14    $0.81    $1.38    $1.33    $1.26   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                12,068   12,713   11,339    6,970    5,234   2,030
-----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 106  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS  107

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.



45308 K (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R)

INNOVATIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE INNOVATIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:



- AllianceBernstein Variable Products Series Fund, Inc.
    (Class B)
- Fidelity(R) Variable Insurance Products Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust
    (FTVIPT) - Class 2

- Invesco Variable Insurance Funds
    (previously AIM Variable Insurance Funds)

- MFS(R) Variable Insurance Trust(SM) - Service Class
- Oppenheimer Variable Account Funds - Service Shares
- Putnam Variable Trust - Class IB Shares
- RiverSource Variable Series Trust (RVST)

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits"). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.




--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................   12
FINANCIAL STATEMENTS........................   12
THE VARIABLE ACCOUNT AND THE FUNDS..........   12
GUARANTEE PERIOD ACCOUNTS (GPAS)............   18
THE ONE-YEAR FIXED ACCOUNT..................   20
BUYING YOUR CONTRACT........................   21
CHARGES.....................................   24
VALUING YOUR INVESTMENT.....................   29
MAKING THE MOST OF YOUR CONTRACT............   30
WITHDRAWALS.................................   36
TSA -- SPECIAL PROVISIONS...................   37
CHANGING OWNERSHIP..........................   37
BENEFITS IN CASE OF DEATH...................   39
OPTIONAL BENEFITS...........................   43
THE ANNUITY PAYOUT PERIOD...................   55
TAXES.......................................   57
VOTING RIGHTS...............................   60
SUBSTITUTION OF INVESTMENTS.................   61
ABOUT THE SERVICE PROVIDERS.................   61
ADDITIONAL INFORMATION......................   62
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL...............   64
APPENDIX B: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)...................   66
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION.......   72





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 2  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").


--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND WILL PAY WHEN YOU MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


           SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")





--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP death benefit                                   0.85%                         0.15%                        1.00%

MAV death benefit(1),(2)                            1.05                          0.15                         1.20

EDB(1)                                              1.15                          0.15                         1.30

NONQUALIFIED ANNUITIES

ROP death benefit                                   1.10                          0.15                         1.25

MAV death benefit(1),(2)                            1.30                          0.15                         1.45

EDB(1)                                              1.40                          0.15                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES

ROP death benefit                                   1.15                          0.15                         1.30

MAV death benefit(1),(2)                            1.35                          0.15                         1.50

EDB(1)                                              1.45                          0.15                         1.60

NONQUALIFIED ANNUITIES

ROP Payment death benefit                           1.40                          0.15                         1.55

MAV death benefit(1),(2)                            1.60                          0.15                         1.75

EDB(1)                                              1.70                          0.15                         1.85



(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(2) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



GMIB - MAV                                                                         0.55%(1),(2)

GMIB - 6% RISING FLOOR                                                             0.75%(1),(2)


(As a percentage of the adjusted contract value charged annually on the contract anniversary.)



PCR FEE                                                                            0.15%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR FEE                                                              0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                         0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


--------------------------------------------------------------------------------
 8  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)



                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                1.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.15%           --%          0.95%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.25            --           1.25
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75       0.25     0.13            --           1.13


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(1)
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(2)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(2)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


FTVIPT Templeton Foreign Securities Fund - Class 2               0.64       0.25     0.15          0.02           1.06(2)


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund. Series II Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(3)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Core Equity Fund, Series II Shares                  0.61       0.25     0.29          0.02           1.17
(previously AIM V.I. Core Equity Fund, Series II Shares)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(4)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(5)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer High Income Fund/VA, Service Shares                  0.75       0.25     0.21          0.02           1.23(6)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(4)


Putnam VT Growth and Income Fund - Class IB Shares               0.48       0.25     0.16          0.01           0.90(7)




--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Putnam VT International Equity Fund - Class IB Shares            0.70%      0.25%    0.20%           --%          1.15%((7))


Putnam VT Research Fund - Class IB Shares                        0.56       0.25     0.25            --           1.06(8)


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(8)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(9)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(9)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)






   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting an May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (2) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.05% for FTVIPT Templeton Foreign Securities Fund - Class 2.


 (3) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (4) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.


 (5) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (6) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.00%. In addition, the Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. This voluntary undertaking may be amended or withdrawn at any time.


 (7) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


 (8) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).



--------------------------------------------------------------------------------
 10  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,246      $2,046      $2,854      $4,565           $446       $1,346      $2,254      $4,565

Five-year
withdrawal charge
schedule              1,277       2,034       2,595       4,815            477        1,434       2,395       4,815






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,221      $1,972      $2,736      $4,351           $421       $1,272      $2,136      $4,351

Five-year
withdrawal charge
schedule              1,252       1,961       2,478       4,607            452        1,361       2,278       4,607



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,019      $1,373      $1,749      $2,441           $219        $673       $1,149      $2,441

Five-year
withdrawal charge
schedule              1,050       1,366       1,505       2,757            250         766        1,305       2,757






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $  994      $1,296      $1,617      $2,170           $194        $596       $1,017      $2,170

Five-year
withdrawal charge
schedule              1,025       1,289       1,375       2,494            225         689        1,175       2,494




(1) In these examples, the contract administrative charge is $40.



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
 12 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.






- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  13

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 14  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks to maximize total return consistent    AllianceBernstein L.P.
VPS Balanced       with AllianceBernstein's determination of
Wealth Strategy    reasonable risk.
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks to achieve capital appreciation.       FMR, investment manager;
Growth Portfolio   Normally invests primarily in common         FMR U.K., FMR Far East,
Service Class 2    stocks. Invests in companies that it         sub-advisers.
                   believes have above-average growth
                   potential (stocks of these companies are
                   often called "growth" stocks). The Fund
                   invests in domestic and foreign issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class 2            countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks long-term capital growth.              Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund- Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Investment
Foreign                                                         Counsel, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Basic Value Fund,
Series II Shares
(previously AIM
V.I. Basic Value
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks growth of capital.                     Invesco Advisers, Inc.
Equity Fund,
Series II Shares
(previously AIM
V.I. Core Equity
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Total       Seeks total return.                          MFS Investment
Return                                                          Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks capital appreciation.                  OppenheimerFunds, Inc.
Capital
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Oppenheimer High   Seeks high level of current income.          OppenheimerFunds, Inc.
Income Fund/VA,
Service Shares
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Putnam VT Growth   Seeks capital growth and current income.     Putnam Investment
and Income                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
Research                                                        Management, LLC,
Fund - Class IB                                                 adviser; Putnam Advisory
Shares                                                          Company, LLC, sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio - Dive-  investment for the longest period of time.
rsified Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio - Grow-
th Fund (Class 3)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  17

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio - Part-                                               LLC, adviser; Barrow,
ners Small Cap                                                  Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------





GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.



We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------
 18  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  19

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various

--------------------------------------------------------------------------------
 20 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT

New contracts are not currently being offered.


We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector Death Benefit(4);



- the optional Benefit Protector Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS    No restrictions on the amount of purchase
SIGNED PRIOR TO JUNE 16, 2003:     payments allocated to the GPAs or the one-
                                   year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS    The amount of any purchase payment allocated
SIGNED ON OR AFTER JUNE 16         to the GPAs and the one-year fixed account in
THROUGH DEC. 4, 2003:              total cannot exceed 30% of the purchase
                                   payment.

                                   This 30% limit will not apply if you
                                   establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  21

FOR CONTRACTS WITH APPLICATIONS    In certain states where we offer GPAs that do
SIGNED ON OR AFTER DEC. 5, 2003:   not require payment of a statutory minimum
                                   guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                   In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment.


You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we

--------------------------------------------------------------------------------
 22 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:



     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  23

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP death benefit                                         0.85%                             1.10%

MAV death benefit(1)                                      1.05                              1.30

EDB                                                       1.15                              1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                         1.15                              1.40

MAV death benefit(1)                                      1.35                              1.60

EDB                                                       1.45                              1.70



(1) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.


--------------------------------------------------------------------------------
 24  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal (depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")


Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  25

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.


           SEVEN-YEAR SCHEDULE                        FIVE-YEAR SCHEDULE(1)
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.





WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the seventh contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            7% withdrawal charge; and
    420     $6,000 purchase payment is in its third year from receipt withdrawn with a 7%
            withdrawal charge.
   ----
   $980




--------------------------------------------------------------------------------
 26  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
    320     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            4% withdrawal charge; and
    360     $6,000 purchase payment is in its third year from receipt withdrawn with a 6%
            withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS 27 you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


(1) For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

GMIB - MAV                                  0.55% x (CV + ST - FAV)
GMIB - 6% RISING FLOOR                      0.75% x (CV + ST - FAV)


  CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

  FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

       GMIB - MAV IS 0.55%; AND
       GMIB - 6% RISING FLOOR IS 0.75%.

We calculate the charge as follows:

Contract value on the contract anniversary:                               $73,250
plus transfers from the subaccounts to the one-year fixed account in the
six months before the contract anniversary:                               +15,000
minus the value of the one-year fixed account on the contract
anniversary:                                                              -15,250
                                                                          -------
                                                                          $73,000


The GMIB fee charged to you:

GMIB - MAV                  (0.55% x $73,000) =                                  $401.50
GMIB - 6% RISING FLOOR      (0.75% x $73,000) =                                  $547.50




PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.





OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot

--------------------------------------------------------------------------------
 28 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  29

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:


- the contract administrative charge; and


- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.



Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT



AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.



--------------------------------------------------------------------------------
 30  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  31

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through the periods of low levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.



--------------------------------------------------------------------------------
 32  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:


FOR CONTRACTS WITH APPLICATIONS      It is our general policy to allow you to
SIGNED PRIOR TO JUNE 16, 2003:       transfer contract values from the one-year
                                     fixed account to the subaccounts or the
                                     GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                     Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER JUNE 16 THROUGH   one-year fixed account to the subaccounts
DEC. 4, 2003:                        or GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                     Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER DEC. 5, 2003:     one-year fixed account to the subaccounts
                                     or GPAs once a year on or within 30 days before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.



- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  33

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
 34  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.



 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  35

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually



 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


--------------------------------------------------------------------------------
 36  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

RECEIVING PAYMENT
By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP




You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  37

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").


--------------------------------------------------------------------------------
 38  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.


                                                                     PW X DB
ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =    ------
                                                                       CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary you make an additional purchase payment of $5,000.

- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

- During the third contract year the contract value grows to $23,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,704.55
             $22,000                                                                   ----------
        for a death benefit of:                                                        $23,295.45
                                                                                       ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  39

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values amounts less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


We calculate the MAV death benefit as follows:
Contract value at death:                                                              $20,500.00
                                                                                      ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                         $20,000.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $20,000  =                                                            -1,363.64
             $22,000                                                                  ----------
        for a death benefit of:                                                       $18,636.36
                                                                                      ----------
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
        Greatest of your contract anniversary contract values:                        $24,000.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                       +0.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $24,000
        ----------------  =                                                            -1,636.36
             $22,000                                                                  ----------
        for a death benefit of:                                                       $22,363.64
                                                                                      ----------





  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES:
  $22,363.64



ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.


--------------------------------------------------------------------------------
 40  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                                 PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =    --------
                                                                    SV





PWT   =   the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:                                                               $22,800.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300                                                                   ----------
        for a return of purchase payments death benefit of:                            $23,456.79
                                                                                       ----------


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  41

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
        The MAV on the immediately preceding anniversary:                              $25,000.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                        +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300                                                                   ----------
        for a MAV death benefit of:                                                    $23,456.79
                                                                                       ----------
THE 5% RISING FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as: 1.05 x $20,000 =                                                           $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                   +0.00
        minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $21,000
        ----------------  =                                                             -1,657.89
             $19,000                                                                   ----------
        variable account floor benefit:                                                $19,342.11
        plus the one-year fixed account value:                                          +5,300.00
        5% rising floor (value of the GPAs, one-year fixed account and the variable
        account floor):                                                                $24,642.11
                                                                                       ----------



  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE 5% RISING
  FLOOR:                                                              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")



--------------------------------------------------------------------------------
 42  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years;

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary;
  and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  43

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:
If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
------------
     ECV



  PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

  CVG = current contract value at the time you exercise the GMIB - MAV.

  ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:
- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund;

  - Plan B -- Life Annuity with ten years certain;

  - Plan D -- Joint and last survivor life annuity - no refund;

- You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


--------------------------------------------------------------------------------
 44  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  45

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                    GMIB
ANNIVERSARY                                     CONTRACT VALUE    PURCHASE PAYMENTS        MAV          BENEFIT BASE

1                                                  $107,000            $101,000         $107,000

2                                                   125,000             101,000          125,000

3                                                   132,000             101,000          132,000

4                                                   150,000             101,000          150,000

5                                                    85,000             101,000          150,000

6                                                   120,000             101,000          150,000

7                                                   138,000             101,000          150,000          $150,000

8                                                   152,000             101,000          152,000           152,000

9                                                   139,000             101,000          152,000           152,000

10                                                  126,000             101,000          152,000           152,000

11                                                  138,000             101,000          152,000           152,000

12                                                  147,000             101,000          152,000           152,000

13                                                  163,000             101,000          163,000           163,000

14                                                  159,000             101,000          163,000           163,000

15                                                  215,000             101,000          215,000           215,000


NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                              MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                        GMIB               LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                    BENEFIT BASE              NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                   $152,000 (MAV)                      $  784.32            $  763.04               $627.76

15                                    215,000 (Contract Value = MAV)      1,268.50             1,210.45                982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                        PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                             CONTRACT VALUE         NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                         $126,000            $  650.16            $  632.52               $520.38

15                                          215,000             1,268.50             1,210.45                982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


--------------------------------------------------------------------------------
 46  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:
If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

- plus any subsequent amounts allocated to the subaccounts; and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

  PMT X CVG
------------
     ECV



      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT X (1.06)(CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  47

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:
- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


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 48  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                            6% RISING            GMIB
ANNIVERSARY                              CONTRACT VALUE     PURCHASE PAYMENTS         FLOOR          BENEFIT BASE
1                                           $107,000             $100,000            $106,000

2                                            125,000              100,000             112,360

3                                            132,000              100,000             119,102

4                                            150,000              100,000             126,248

5                                             85,000              100,000             133,823

6                                            120,000              100,000             141,852

7                                            138,000              100,000             150,363          $150,363

8                                            152,000              100,000             159,388           159,388

9                                            139,000              100,000             168,948           168,948

10                                           126,000              100,000             179,085           179,085

11                                           138,000              100,000             189,830           189,830

12                                           147,000              100,000             201,220           201,220

13                                           215,000              100,000             213,293           215,000

14                                           234,000              100,000             226,090           234,000

15                                           240,000              100,000             239,655           240,000


NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                 PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                      GMIB                LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                    $179,085 (6% Rising Floor)        $  872.14            $  850.65              $  691.27

15                                     240,000 (Contract Value)          1,346.40             1,286.40               1,034.40


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                          PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                   LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                               CONTRACT VALUE         NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                           $126,000            $  650.16            $  632.52               $520.38

15                                            240,000             1,416.00             1,351.20              1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS 49 not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.


                                                 PW X TV
TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =    ------
                                                   CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)


   PP   =   total purchase payments and purchase payment credits.
PCRPW   =   PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary).
            For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.
  PP5   =   purchase payments and purchase payment credits made in the prior five years.


We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's

--------------------------------------------------------------------------------
 50 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract;

  - that a death benefit is payable; or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract

- There are no additional purchase payments and no partial withdrawals

- On the tenth contract anniversary, the contract value is $200,000

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
  5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

  After application of the PCR credit, your total contract value would be $205,050.

- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.

- If during the eleventh contract year, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


- the applicable death benefit,

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  51

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000




- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                            +1,048
                                                                            -------
  Total death benefit of:                                                   $58,667



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000





--------------------------------------------------------------------------------
 52  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $304,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  53

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:


                          IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:



     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                            +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $55,000 =                                                        +5,500
                                                                            -------
  Total death benefit of:                                                   $64,167





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 54  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.


- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:



     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000




- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $315,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.



AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:



- the annuity payout plan you select;



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  55

- the annuitant's age and, in most cases, sex;



- the annuity table in the contract; and



- the amounts you allocated to the accounts at settlement.



In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.



For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain

--------------------------------------------------------------------------------
 56  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  57

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.




QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


--------------------------------------------------------------------------------
 58  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  59

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


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 60  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.00% as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  61

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and

--------------------------------------------------------------------------------
 62 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  63

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

  RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.


                                      PW X RPA
RPA ADJUSTED PARTIAL WITHDRAWALS  =  ----------
                                         CV





 PW  =    the partial withdrawal including any applicable withdrawal charge or MVA.
 CV  =    the contract value on the date of (but prior to) the partial withdrawal.
RPA  =    the remaining premium amount on the date of (but prior to) the partial withdrawal.


STEP TWO:
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                      PW X EPA          EPA
EPA ADJUSTED PARTIAL WITHDRAWALS  =  ----------   x   -------
                                         CV             RPA





 PW   =   the partial withdrawal including any applicable withdrawal charge or MVA.
 CV   =   the contract value on the date of (but prior to) the partial withdrawal.
EPA   =   the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA   =   the remaining premium amount on the date of (but prior to) the partial withdrawal.


STEP THREE:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
 64  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS    TOTAL PURCHASE PAYMENTS    CONTRACT VALUE
At Issue            $100,000              $100,000

1                    100,000               110,000

2                    100,000               115,000

3                    100,000               120,000

4                    100,000               115,000

5                    100,000               120,000

6                    200,000               225,000

7                    200,000               230,000

8                    200,000               235,000

9                    200,000               230,000

10                   200,000               235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal the
  third contract anniversary:
     RPA before the partial withdrawal    RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the             $10,000 x         $8,333
     partial withdrawal minus the RPA     $100,000
     adjusted partial withdrawals for        $120,000      =
     all previous partial withdrawals
     = $100,000 - 0 = $100,000

For the second partial withdrawal the eighth contract
  anniversary:
     RPA before the partial withdrawal    RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the             $10,000 x         $8,156
     partial withdrawal minus the RPA     $191,667
     adjusted partial withdrawals for        $235,000      =
     all previous partial withdrawals
     = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal the
  third contract anniversary:
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the             $10,000 x         $100,000
     partial withdrawal AND the five-     $100,000            $100,000
     year exclusion period minus the         $120,000
     EPA adjusted partial withdrawals                      x               =  $8,333
     for all previous partial
     withdrawals = $100,000 - 0 =
     $100,000

For the second partial withdrawal the eighth contract
  anniversary:
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the             $10,000 x         _$91,667_
     partial withdrawal AND the five-     $91,667             $191,667
     year exclusion period minus the         $235,000
     EPA adjusted partial withdrawals                      x               =  $1,866
     for all previous partial
     withdrawals = $100,000 - $8,333 =
     $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 =
     $10,199




--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  65

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period      $0.82   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01   $0.82      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              17      32      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period      $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period            $0.45   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end
  of period (000 omitted)                             126     156     276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period            $0.93   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                             688   1,006   1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period            $0.60   $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                             363     517     863     934     882     881     893   1,003     741      47
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period            $1.41   $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,505   1,719   1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75   $1.00      --      --
Accumulation unit value at end of period            $0.91   $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              79     113     149     130     135     139     127      18      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period            $1.76   $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             628     721     821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.32   $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             122     147     189     159     108      64      53      23      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $0.98   $1.72   $2.20   $1.84   $1.64   $1.26   $0.93   $1.00      --      --
Accumulation unit value at end of period            $1.16   $0.98   $1.72   $2.20   $1.84   $1.64   $1.26   $0.93      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              95      90     106     130     125      99      68      14      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.31   $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             219     285     324     313     315     231     169      24      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90   $1.00
Accumulation unit value at end of period            $0.79   $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90
Number of accumulation units outstanding at end
  of period (000 omitted)                             441     623     769     877     916     978     712     656     312      52
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period            $1.43   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,983   2,405   3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 66  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period            $1.26   $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                             583     835   1,046   1,146   1,113   1,058     734     513     324      22
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period            $0.90   $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             748     743     806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.15   $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              72      64      58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.80   $1.16   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01   $0.80   $1.16   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               9      30      19      24      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95   $1.00
Accumulation unit value at end of period            $0.68   $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                             327     449     370     419     500     482     515     421     326       3
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period            $1.01   $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                             197     204     314     454     474     495     388     165     115      27
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period            $1.35   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,849   2,581   3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period      $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period            $2.31   $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              33      60     136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.03   $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             274     315     318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period            $1.44   $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             210     287     384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/21/2002)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period      $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.50   $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,221   1,572   1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.29   $1.36   $1.38   $1.28   $1.27   $1.18   $0.96   $1.00      --      --
Accumulation unit value at end of period            $0.36   $0.29   $1.36   $1.38   $1.28   $1.27   $1.18   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             539     351     422     402     397     349     301      18      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.34   $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             205     221     249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period      $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period            $0.96   $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end
  of period (000 omitted)                             212     278     376     343     383     455     530     379     287      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  67

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.20   $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             300     325     392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.74   $1.22   $1.22   $1.11   $1.07   $1.00   $0.81   $1.00      --      --
Accumulation unit value at end of period            $0.98   $0.74   $1.22   $1.22   $1.11   $1.07   $1.00   $0.81      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               3       3       3       3       3       6       4       1      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period      $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92   $1.00
Accumulation unit value at end of period            $0.57   $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                              45      93     191     285     280     279     233     163     265      35
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period            $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                             492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.01%) and (1.01%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.27   $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             713     743   1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.36   $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             356     367     455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period      $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             307     325     354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period            $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                             521     683     746     811     799     771     748     360     112       7
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period            $1.27   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end
  of period (000 omitted)                             373     561     759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81   $1.00      --      --
Accumulation unit value at end of period            $0.95   $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               7      24      30      33      24      28      24      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/21/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.38   $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              62      68      80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                         2009     2008     2007     2006     2005     2004     2003
----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period             $0.82    $1.00       --       --       --       --       --
Accumulation unit value at end of period                   $1.00    $0.82       --       --       --       --       --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (01/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period             $0.95    $1.85    $1.57    $1.47    $1.45    $1.40    $1.00
Accumulation unit value at end of period                   $1.43    $0.95    $1.85    $1.57    $1.47    $1.45    $1.40
Number of accumulation units outstanding at end of
  period (000 omitted)                                        12       37       64       80       86       87        9
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 68  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                         2009     2008     2007     2006     2005     2004     2003
----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period             $1.02    $1.75    $1.70    $1.48    $1.44    $1.32    $1.00
Accumulation unit value at end of period                   $1.20    $1.02    $1.75    $1.70    $1.48    $1.44    $1.32
Number of accumulation units outstanding at end of
  period (000 omitted)                                        33       28       31       31       31       30       47
----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period             $0.96    $1.62    $1.45    $1.49    $1.32    $1.24    $1.00
Accumulation unit value at end of period                   $1.29    $0.96    $1.62    $1.45    $1.49    $1.32    $1.24
Number of accumulation units outstanding at end of
  period (000 omitted)                                        12       12       41       19       19       20        3
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.19    $2.11    $1.84    $1.68    $1.47    $1.30    $1.00
Accumulation unit value at end of period                   $1.58    $1.19    $2.11    $1.84    $1.68    $1.47    $1.30
Number of accumulation units outstanding at end of
  period (000 omitted)                                     1,641    2,452    2,368    2,760    1,602      814      205
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $0.94    $1.82    $1.47    $1.40    $1.35    $1.34    $1.00
Accumulation unit value at end of period                   $1.18    $0.94    $1.82    $1.47    $1.40    $1.35    $1.34
Number of accumulation units outstanding at end of
  period (000 omitted)                                        26       27       27       13       21        7        5
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.45    $2.45    $2.16    $1.96    $1.69    $1.38    $1.00
Accumulation unit value at end of period                   $1.99    $1.45    $2.45    $2.16    $1.96    $1.69    $1.38
Number of accumulation units outstanding at end of
  period (000 omitted)                                       607      861      608      488      330      213      143
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.38    $2.51    $2.18    $1.89    $1.62    $1.46    $1.00
Accumulation unit value at end of period                   $1.71    $1.38    $2.51    $2.18    $1.89    $1.62    $1.46
Number of accumulation units outstanding at end of
  period (000 omitted)                                       305      341      344      445      418      246        5
----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.02    $1.80    $2.31    $1.96    $1.76    $1.36    $1.00
Accumulation unit value at end of period                   $1.19    $1.02    $1.80    $2.31    $1.96    $1.76    $1.36
Number of accumulation units outstanding at end of
  period (000 omitted)                                       116      121      110      104      114       78       --
----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.28    $1.95    $2.04    $1.77    $1.66    $1.37    $1.00
Accumulation unit value at end of period                   $1.63    $1.28    $1.95    $2.04    $1.77    $1.66    $1.37
Number of accumulation units outstanding at end of
  period (000 omitted)                                        75       87       91       94       88       85       50
----------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.02    $1.80    $1.65    $1.55    $1.50    $1.37    $1.00
Accumulation unit value at end of period                   $1.43    $1.02    $1.80    $1.65    $1.55    $1.50    $1.37
Number of accumulation units outstanding at end of
  period (000 omitted)                                        --       --       --       --        7       --        5
----------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.10    $1.77    $1.75    $1.50    $1.38    $1.25    $1.00
Accumulation unit value at end of period                   $1.36    $1.10    $1.77    $1.75    $1.50    $1.38    $1.25
Number of accumulation units outstanding at end of
  period (000 omitted)                                       279      398      502      611      526      516      349
----------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period             $1.33    $2.27    $2.00    $1.68    $1.55    $1.34    $1.00
Accumulation unit value at end of period                   $1.79    $1.33    $2.27    $2.00    $1.68    $1.55    $1.34
Number of accumulation units outstanding at end of
  period (000 omitted)                                       111      158      194      186      154      105       44
----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period             $0.79    $1.67    $1.68    $1.52    $1.46    $1.35    $1.00
Accumulation unit value at end of period                   $1.14    $0.79    $1.67    $1.68    $1.52    $1.46    $1.35
Number of accumulation units outstanding at end of
  period (000 omitted)                                       132      148      151      164      179      110       27
----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period             $1.06    $2.03    $1.88    $1.64    $1.53    $1.35    $1.00
Accumulation unit value at end of period                   $1.47    $1.06    $2.03    $1.88    $1.64    $1.53    $1.35
Number of accumulation units outstanding at end of
  period (000 omitted)                                        22       22       32       32       32       33        1
----------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period             $0.78    $1.14    $1.08    $1.00       --       --       --
Accumulation unit value at end of period                   $0.98    $0.78    $1.14    $1.08       --       --       --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  69

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                         2009     2008     2007     2006     2005     2004     2003
----------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period             $0.95    $1.54    $1.41    $1.34    $1.31    $1.22    $1.00
Accumulation unit value at end of period                   $1.30    $0.95    $1.54    $1.41    $1.34    $1.31    $1.22
Number of accumulation units outstanding at end of
  period (000 omitted)                                         2        2        2        2        2        2        2
----------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period             $0.95    $1.60    $1.59    $1.43    $1.39    $1.33    $1.00
Accumulation unit value at end of period                   $1.51    $0.95    $1.60    $1.59    $1.43    $1.39    $1.33
Number of accumulation units outstanding at end of
  period (000 omitted)                                        18       22       24       24       22       21       --
----------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period             $1.09    $1.43    $1.40    $1.28    $1.27    $1.17    $1.00
Accumulation unit value at end of period                   $1.26    $1.09    $1.43    $1.40    $1.28    $1.27    $1.17
Number of accumulation units outstanding at end of
  period (000 omitted)                                       370      439      545      531      435      401      240
----------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period             $1.87    $3.06    $2.44    $1.90    $1.66    $1.30    $1.00
Accumulation unit value at end of period                   $2.43    $1.87    $3.06    $2.44    $1.90    $1.66    $1.30
Number of accumulation units outstanding at end of
  period (000 omitted)                                        13       30       73       89       94       97       12
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period             $0.89    $1.66    $1.49    $1.41    $1.37    $1.31    $1.00
Accumulation unit value at end of period                   $1.25    $0.89    $1.66    $1.49    $1.41    $1.37    $1.31
Number of accumulation units outstanding at end of
  period (000 omitted)                                       266      283      299      314      284      126       59
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period             $1.34    $2.28    $2.19    $1.90    $1.70    $1.46    $1.00
Accumulation unit value at end of period                   $1.83    $1.34    $2.28    $2.19    $1.90    $1.70    $1.46
Number of accumulation units outstanding at end of
  period (000 omitted)                                        38       38       41       42       15       12        4
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (01/29/2003)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period             $1.09    $1.30    $1.20    $1.14    $1.14    $1.07    $1.00
Accumulation unit value at end of period                   $1.26    $1.09    $1.30    $1.20    $1.14    $1.14    $1.07
Number of accumulation units outstanding at end of
  period (000 omitted)                                     3,444    3,043    3,205    2,256    1,716      851      141
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period             $0.26    $1.24    $1.27    $1.19    $1.19    $1.11    $1.00
Accumulation unit value at end of period                   $0.32    $0.26    $1.24    $1.27    $1.19    $1.19    $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                                        26       47       51       51       52       51       21
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period             $1.20    $1.97    $2.04    $1.81    $1.68    $1.44    $1.00
Accumulation unit value at end of period                   $1.61    $1.20    $1.97    $2.04    $1.81    $1.68    $1.44
Number of accumulation units outstanding at end of
  period (000 omitted)                                        32       35       40       30       40       33       29
----------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period             $0.92    $1.52    $1.65    $1.45    $1.40    $1.29    $1.00
Accumulation unit value at end of period                   $1.17    $0.92    $1.52    $1.65    $1.45    $1.40    $1.29
Number of accumulation units outstanding at end of
  period (000 omitted)                                         2        2        7        7        2        2       --
----------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period             $1.24    $2.25    $2.12    $1.69    $1.53    $1.34    $1.00
Accumulation unit value at end of period                   $1.52    $1.24    $2.25    $2.12    $1.69    $1.53    $1.34
Number of accumulation units outstanding at end of
  period (000 omitted)                                        33       44       47       53       51       54       41
----------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period             $0.90    $1.48    $1.50    $1.38    $1.33    $1.26    $1.00
Accumulation unit value at end of period                   $1.17    $0.90    $1.48    $1.50    $1.38    $1.33    $1.26
Number of accumulation units outstanding at end of
  period (000 omitted)                                        --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period             $0.96    $1.79    $1.76    $1.70    $1.54    $1.32    $1.00
Accumulation unit value at end of period                   $1.30    $0.96    $1.79    $1.76    $1.70    $1.54    $1.32
Number of accumulation units outstanding at end of
  period (000 omitted)                                         2        2        2        2        2        2       --
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(01/29/2003)
Accumulation unit value at beginning of period             $1.04    $1.04    $1.01    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                   $1.02    $1.04    $1.04    $1.01    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                     1,258      372      137       91       70      179       55
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009
  were (1.86%) and (1.84%), respectively
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 70  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                         2009     2008     2007     2006     2005     2004     2003
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period             $1.02    $1.11    $1.07    $1.05    $1.05    $1.02    $1.00
Accumulation unit value at end of period                   $1.15    $1.02    $1.11    $1.07    $1.05    $1.05    $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                     3,966    3,519    3,241      547      165      169       63
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period             $1.35    $2.32    $2.18    $1.86    $1.67    $1.44    $1.00
Accumulation unit value at end of period                   $1.69    $1.35    $2.32    $2.18    $1.86    $1.67    $1.44
Number of accumulation units outstanding at end of
  period (000 omitted)                                     2,165    1,880    1,267    1,033      512       31        9
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period             $0.71    $1.25    $1.24    $1.10    $1.05    $1.00       --
Accumulation unit value at end of period                   $0.87    $0.71    $1.25    $1.24    $1.10    $1.05       --
Number of accumulation units outstanding at end of
  period (000 omitted)                                     1,020    1,054    1,103    1,183    1,307      818       --
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period             $1.02    $1.66    $1.61    $1.42    $1.39    $1.28    $1.00
Accumulation unit value at end of period                   $1.27    $1.02    $1.66    $1.61    $1.42    $1.39    $1.28
Number of accumulation units outstanding at end of
  period (000 omitted)                                        17       26       26       38       48       30       22
----------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period             $0.99    $1.03    $1.00    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                   $1.02    $0.99    $1.03    $1.00    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                     1,118      628      589      641      492      399      234
----------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period             $0.83    $1.52    $1.50    $1.38    $1.29    $1.22    $1.00
Accumulation unit value at end of period                   $1.12    $0.83    $1.52    $1.50    $1.38    $1.29    $1.22
Number of accumulation units outstanding at end of
  period (000 omitted)                                         4       60       42       --       --       --       --
----------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (01/29/2003)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period             $1.26    $1.88    $2.02    $1.71    $1.64    $1.40    $1.00
Accumulation unit value at end of period                   $1.69    $1.26    $1.88    $2.02    $1.71    $1.64    $1.40
Number of accumulation units outstanding at end of
  period (000 omitted)                                       510      605      687      648      720      337        3
----------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS  71

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 72  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


45273 P (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R)

INNOVATIONS CLASSIC VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


- AllianceBernstein Variable Products Series Fund, Inc.
    (Class B)
- Fidelity(R) Variable Insurance Products Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust
    (FTVIPT) - Class 2

- Invesco Variable Insurance Funds
    (previously AIM Variable Insurance Funds)

- MFS(R) Variable Insurance Trust(SM) - Service Class
- Oppenheimer Variable Account Funds - Service Shares
- Putnam Variable Trust - Class IB Shares
- RiverSource Variable Series Trust (RVST)


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits"). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
GUARANTEE PERIOD ACCOUNTS (GPAS).............   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   20
CHARGES......................................   23
VALUING YOUR INVESTMENT......................   28
MAKING THE MOST OF YOUR CONTRACT.............   30
WITHDRAWALS..................................   36
TSA -- SPECIAL PROVISIONS....................   36
CHANGING OWNERSHIP...........................   37
BENEFITS IN CASE OF DEATH....................   37
OPTIONAL BENEFITS............................   42
THE ANNUITY PAYOUT PERIOD....................   54
TAXES........................................   56
VOTING RIGHTS................................   59
SUBSTITUTION OF INVESTMENTS..................   60
ABOUT THE SERVICE PROVIDERS..................   60
ADDITIONAL INFORMATION.......................   61
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL................   63
APPENDIX B: CONDENSED FINANCIAL  INFORMATION
  (UNAUDITED)................................   65
TABLE OF CONTENTS OF THE  STATEMENT OF
  ADDITIONAL INFORMATION.....................   71





--------------------------------------------------------------------------------
 2  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.




ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (See "Buying Your Contract")

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefits")


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  5

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.


CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


           SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)


You can choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract's withdrawal charge schedule. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP death benefit                                   0.85%                         0.15%                        1.00%

MAV death benefit(1),(2)                            1.05                          0.15                         1.20

EDB(1)                                              1.15                          0.15                         1.30

NONQUALIFIED ANNUITIES

ROP death benefit                                   1.10                          0.15                         1.25

MAV death benefit(1),(2)                            1.30                          0.15                         1.45

EDB(1)                                              1.40                          0.15                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES

ROP death benefit                                   1.15                          0.15                         1.30

MAV death benefit(1),(2)                            1.35                          0.15                         1.50

EDB(1)                                              1.45                          0.15                         1.60

NONQUALIFIED ANNUITIES

ROP Payment death benefit                           1.40                          0.15                         1.55

MAV death benefit(1),(2)                            1.60                          0.15                         1.75

EDB(1)                                              1.70                          0.15                         1.85




(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(2) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



GMIB - MAV                                                                         0.55%(1),(2)

GMIB - 6% RISING FLOOR                                                             0.75%(1),(2)


(As a percentage of the adjusted contract value charged annually on the contract anniversary.)



PCR FEE                                                                            0.15%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR FEE                                                              0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                         0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


--------------------------------------------------------------------------------
 8  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                0.50%                1.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55%      0.25%    0.15%           --%          0.95%
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.25            --           1.25
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75       0.25     0.13            --           1.13


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(1)
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(2)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(2)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


FTVIPT Templeton Foreign Securities Fund - Class 2               0.64       0.25     0.15          0.02           1.06(2)


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund. Series II Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(3)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Core Equity Fund, Series II Shares                  0.61       0.25     0.29          0.02           1.17
(previously AIM V.I. Core Equity Fund, Series II Shares)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(4)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(5)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer High Income Fund/VA, Service Shares                  0.75       0.25     0.21          0.02           1.23(6)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(4)


Putnam VT Growth and Income Fund - Class IB Shares               0.48       0.25     0.16          0.01           0.90(7)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(7)




--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Putnam VT Research Fund - Class IB Shares                        0.56%      0.25%    0.25%           --%          1.06%((8))


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(8)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(9)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(9)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting an May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (2) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.05% for FTVIPT Templeton Foreign Securities Fund - Class 2.


 (3) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (4) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.


 (5) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (6) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.00%. In addition, the Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. This voluntary undertaking may be amended or withdrawn at any time.


 (7) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


 (8) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).



--------------------------------------------------------------------------------
 10  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,246      $2,046      $2,854      $4,565           $446       $1,346      $2,254      $4,565

Five-year
withdrawal charge
schedule              1,277       2,034       2,595       4,815            477        1,434       2,395       4,815






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,221      $1,972      $2,736      $4,351           $421       $1,272      $2,136      $4,351

Five-year
withdrawal charge
schedule              1,252       1,961       2,478       4,607            452        1,361       2,278       4,607



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,019      $1,373      $1,749      $2,441           $219        $673       $1,149      $2,441

Five-year
withdrawal charge
schedule              1,050       1,366       1,505       2,757            250         766        1,305       2,757






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $  994      $1,296      $1,617      $2,170           $194        $596       $1,017      $2,170

Five-year
withdrawal charge
schedule              1,025       1,289       1,375       2,494            225         689        1,175       2,494




(1) In these examples, the contract administrative charge is $40.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the STI Classic Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to

--------------------------------------------------------------------------------
 12 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS 13 we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.




- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 14  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks to maximize total return consistent    AllianceBernstein L.P.
VPS Balanced       with AllianceBernstein's determination of
Wealth Strategy    reasonable risk.
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks to achieve capital appreciation.       FMR, investment manager;
Growth Portfolio   Normally invests primarily in common         FMR U.K., FMR Far East,
Service Class 2    stocks. Invests in companies that it         sub-advisers.
                   believes have above-average growth
                   potential (stocks of these companies are
                   often called "growth" stocks). The Fund
                   invests in domestic and foreign issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class 2            countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term capital growth.              Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund- Class 2
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Investment
Foreign                                                         Counsel, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Basic Value Fund,
Series II Shares
(previously AIM
V.I. Basic Value
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks growth of capital.                     Invesco Advisers, Inc.
Equity Fund,
Series II Shares
(previously AIM
V.I. Core Equity
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Total       Seeks total return.                          MFS Investment
Return                                                          Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks capital appreciation.                  OppenheimerFunds, Inc.
Capital
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------

Oppenheimer High   Seeks high level of current income.          OppenheimerFunds, Inc.
Income Fund/VA,
Service Shares
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Putnam VT Growth   Seeks capital growth and current income.     Putnam Investment
and Income                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
Research                                                        Management, LLC,
Fund - Class IB                                                 adviser; Putnam Advisory
Shares                                                          Company, LLC, sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio - Dive-  investment for the longest period of time.
rsified Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio - Grow-
th Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio - Part-                                               LLC, adviser; Barrow,
ners Small Cap                                                  Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  17

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.



We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
 18  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  19

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT

New contracts are not currently being offered.


--------------------------------------------------------------------------------
 20  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector Death Benefit(4);



- the optional Benefit Protector Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS    No restrictions on the amount of purchase
SIGNED PRIOR TO JUNE 16, 2003:     payments allocated to the GPAs or the one-
                                   year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS    The amount of any purchase payment allocated
SIGNED ON OR AFTER JUNE 16         to the GPAs and the one-year fixed account in
THROUGH DEC. 4, 2003:              total cannot exceed 30% of the purchase
                                   payment.

                                   This 30% limit will not apply if you
                                   establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS    In certain states where we offer GPAs that do
SIGNED ON OR AFTER DEC. 5, 2003:   not require payment of a statutory minimum
                                   guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                   In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  21
                                   according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment.


You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:



     $50 for additional payments.

  If paying by any other method:



     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


--------------------------------------------------------------------------------
 22  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


ALL CONTRACTS



CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  23

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.



If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.



VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP death benefit                                         0.85%                             1.10%

MAV death benefit(1)                                      1.05                              1.30

EDB                                                       1.15                              1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                         1.15                              1.40

MAV death benefit(1)                                      1.35                              1.60

EDB                                                       1.45                              1.70



(1) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.



Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


--------------------------------------------------------------------------------
 24  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.


The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:


  SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE      FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  25

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the seventh contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            7% withdrawal charge; and
    420     $6,000 purchase payment is in its third year from receipt withdrawn with a 7%
            withdrawal charge.
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
    320     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            4% withdrawal charge; and
    360     $6,000 purchase payment is in its third year from receipt withdrawn with a 6%
            withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;


--------------------------------------------------------------------------------
 26  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


(1) For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

GMIB - MAV                                  0.55% x (CV + ST - FAV)
GMIB - 6% RISING FLOOR                      0.75% x (CV + ST - FAV)


  CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

  FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  27

- The GMIB fee for:

       GMIB - MAV IS 0.55%; AND
       GMIB - 6% RISING FLOOR IS 0.75%.

We calculate the charge as follows:

Contract value on the contract anniversary:                               $73,250
plus transfers from the subaccounts to the one-year fixed account in the
six months before the contract anniversary:                               +15,000
minus the value of the one-year fixed account on the contract
anniversary:                                                              -15,250
                                                                          -------
                                                                          $73,000


The GMIB fee charged to you:

GMIB - MAV                  (0.55% x $73,000) =                                  $401.50
GMIB - 6% RISING FLOOR      (0.75% x $73,000) =                                  $547.50




PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.



OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;



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 28  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:


- the contract administrative charge; and


- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.



Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  29

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


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 30  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  31

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS      It is our general policy to allow you to
SIGNED PRIOR TO JUNE 16, 2003:       transfer contract values from the one-year
                                     fixed account to the subaccounts or the
                                     GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                     Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER JUNE 16 THROUGH   one-year fixed account to the subaccounts
DEC. 4, 2003:                        or GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                     Total transfers out of the GPAs and one-year fixed

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 32  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                     account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER DEC. 5, 2003:     one-year fixed account to the subaccounts
                                     or GPAs once a year on or within 30 days before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  33

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


--------------------------------------------------------------------------------
 34  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  35

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT


By regular or express mail:



- payable to you;



- mailed to address of record.



NOTE: We will charge you a fee if you request express mail delivery.



Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:



  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations

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 36  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS 37 schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See
"Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.


                                                                     PW X DB
ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =    ------
                                                                       CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary you make an additional purchase payment of $5,000.

- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

- During the third contract year the contract value grows to $23,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,704.55
             $22,000                                                                   ----------
        for a death benefit of:                                                        $23,295.45
                                                                                       ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values amounts less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the MAV on the date of death.


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 38  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:                                                               $20,500.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $20,000.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $20,000
        ----------------  =                                                             -1,363.64
             $22,000
        for a death benefit of:                                                        $18,636.36
                                                                                       ----------
The MAV immediately preceding the date of death:
        Greatest of your contract anniversary contract values:                         $24,000.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                        +0.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $24,000
        ----------------  =                                                             -1,636.36
             $22,000
        for a death benefit of:                                                        $22,363.64
                                                                                       ----------





  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES:
  $22,363.64


ENHANCED DEATH BENEFIT
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% rising floor.


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  39

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =        SV



PWT   =   the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
 SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:                                                              $22,800.00
                                                                                      ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                       $25,000.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,000
          ----------------  =                                                          -1,543.21
               $24,300
          for a return of purchase payments death benefit of:                         $23,456.79
                                                                                      ----------
The MAV immediately preceding the date of death:
          Greatest of your contract anniversary contract values:                      $25,000.00
          plus purchase payments and purchase payment credits made since the prior
          anniversary:                                                                     +0.00
          minus adjusted partial withdrawals made since that anniversary, calculated as:
          $1,500 x $25,000
          ----------------  =                                                          -1,543.21
               $24,300
          for a MAV death benefit of:                                                 $23,456.79
                                                                                      ----------


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 40  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The 5% rising floor:
          The variable account floor on the first contract anniversary, calculated
          as: 1.05 x $20,000 =                                                        $21,000.00
          plus amounts allocated to the subaccounts since that anniversary:                +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
          $1,500 x $21,000
          ----------------  =                                                         -$1,657.89
               $19,000
          variable account floor benefit:                                             $19,342.11
          plus the one-year fixed account value:                                       +5,300.00
          5% rising floor (value of the GPAs, one-year fixed account and the
          variable account floor):                                                    $24,642.11
                                                                                      ----------




  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE 5% RISING
  FLOOR:                                                              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  41

  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years,

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:
- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.


--------------------------------------------------------------------------------
 42  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GMIB - MAV
GMIB BENEFIT BASE:
If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

PMT X CVG
---------
   ECV


      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:
- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity -- no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity -- no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance




--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  43

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:
- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
 44  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                       GMIB
ANNIVERSARY                                          CONTRACT VALUE     PURCHASE PAYMENTS        MAV       BENEFIT BASE

1                                                       $107,000             $101,000         $107,000

2                                                        125,000              101,000          125,000

3                                                        132,000              101,000          132,000

4                                                        150,000              101,000          150,000

5                                                         85,000              101,000          150,000

6                                                        120,000              101,000          150,000

7                                                        138,000              101,000          150,000       $150,000

8                                                        152,000              101,000          152,000        152,000

9                                                        139,000              101,000          152,000        152,000

10                                                       126,000              101,000          152,000        152,000

11                                                       138,000              101,000          152,000        152,000

12                                                       147,000              101,000          152,000        152,000

13                                                       163,000              101,000          163,000        163,000

14                                                       159,000              101,000          163,000        163,000

15                                                       215,000              101,000          215,000        215,000


NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                           MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                 PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                     GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                 BENEFIT BASE                NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND

10                $152,000 (MAV)                        $  784.32          $  763.04              $627.76

15                  215,000 (Contract Value = MAV)       1,268.50           1,210.45               982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                               PLAN A -           PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                        LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE       CONTRACT VALUE      NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND

10                   $126,000         $  650.16          $  632.52              $520.38

15                    215,000          1,268.50           1,210.45               982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  45

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:
If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

- plus any subsequent amounts allocated to the subaccounts; and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

PMT X CVG
---------
   ECV


      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.
For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT X (1.06)(CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:
- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity -- no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity -- no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with

--------------------------------------------------------------------------------
 46  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:
- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  47

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                          GMIB
ANNIVERSARY                                      CONTRACT VALUE     PURCHASE PAYMENTS     6% RISING FLOOR     BENEFIT BASE

1                                                   $107,000             $100,000             $106,000

2                                                    125,000              100,000              112,360

3                                                    132,000              100,000              119,102

4                                                    150,000              100,000              126,248

5                                                     85,000              100,000              133,823

6                                                    120,000              100,000              141,852

7                                                    138,000              100,000              150,363          $150,363

8                                                    152,000              100,000              159,388           159,388

9                                                    139,000              100,000              168,948           168,948

10                                                   126,000              100,000              179,085           179,085

11                                                   138,000              100,000              189,830           189,830

12                                                   147,000              100,000              201,220           201,220

13                                                   215,000              100,000              213,293           215,000

14                                                   234,000              100,000              226,090           234,000

15                                                   240,000              100,000              239,655           240,000


NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                   PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY AT                     GMIB                LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
EXERCISE                       BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                     $179,085  (6% Rising Floor)        $  872.14            $  850.65               $  691.27

15                      240,000  (Contract Value)          1,346.40             1,286.40                1,034.40


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                           PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                       CONTRACT     LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                         VALUE         NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                                                $126,000        $  650.16            $  632.52               $  520.38

15                                                 240,000         1,416.00             1,351.20                1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older

--------------------------------------------------------------------------------
 48 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                 PW X TV
TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   --------
                                                   CV


  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV  = the target value on the date of (but prior to) the partial withdrawal.

  CV  = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

    PP5 = purchase payments and purchase payment credits made in the prior five years.
          We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS 49 ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract

- There are no additional purchase payments and no partial withdrawals

- On the tenth contract anniversary, the contract value is $200,000

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

    Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

    5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

    After application of the PCR credit, your total contract value would be $205,050.

- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.

- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


- the applicable death benefit,

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


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 50  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000




- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                            +1,048
                                                                            -------
  Total death benefit of:                                                   $58,667



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000





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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  51

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $304,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




--------------------------------------------------------------------------------
 52  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:


                          IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:



     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                            +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $55,000 =                                                        +5,500
                                                                            -------
  Total death benefit of:                                                   $64,167





--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  53

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.


- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:



     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000




- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $315,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.



AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:



- the annuity payout plan you select;



--------------------------------------------------------------------------------
 54  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- the annuitant's age and, in most cases, sex;



- the annuity table in the contract; and



- the amounts you allocated to the accounts at settlement.



In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.



For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  55

IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


--------------------------------------------------------------------------------
 56  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  57

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


--------------------------------------------------------------------------------
 58  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  59

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.00% as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.


--------------------------------------------------------------------------------
 60  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS 61 information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 62  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RPA
RPA ADJUSTED PARTIAL WITHDRAWALS   =      CV



 PW   =   the partial withdrawal including any applicable withdrawal charge or MVA.
 CV   =   the contract value on the date of (but prior to) the partial withdrawal.
RPA   =   the remaining premium amount on the date of (but prior to) the partial withdrawal.


STEP TWO:
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                                       EPA
EPA ADJUSTED PARTIAL WITHDRAWALS   =   PW X EPA   X   ----
                                          CV           RPA



 PW   =   the partial withdrawal including any applicable withdrawal charge or MVA.
 CV   =   the contract value on the date of (but prior to) the partial withdrawal.
EPA   =   the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA   =   the remaining premium amount on the date of (but prior to) the partial withdrawal.


STEP THREE:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  63

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT DURATION IN
YEARS                                       TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
-----------------------------------------------------------------------------------------------------------

At Issue                                            $100,000                         $100,000

1                                                    100,000                          110,000

2                                                    100,000                          115,000

3                                                    100,000                          120,000

4                                                    100,000                          115,000

5                                                    100,000                          120,000

6                                                    200,000                          225,000

7                                                    200,000                          230,000

8                                                    200,000                          235,000

9                                                    200,000                          230,000

10                                                   200,000                          235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on
  the third contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $100,000 -
     partial withdrawal minus the RPA           $120,000        =  $8,333
     adjusted partial withdrawals for
     all previous partial withdrawals
     = $100,000 - 0 = $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the            $10,000 x $191,667
     partial withdrawal minus the RPA     --------------------  =  $8,156
     adjusted partial withdrawals for           $235,000
     all previous partial withdrawals
     = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on
  the third contract anniversary
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $100,000     $100,000
     partial withdrawal AND the five-     ------------------  x  --------  =  $8,333
     year exclusion period minus the           $120,000          $100,000
     EPA adjusted partial withdrawals
     for all previous partial
     withdrawals = $100,000 - 0 =
     $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     =
     total purchase payments made          $10,000 x $91,667      $91,667
     prior to the partial withdrawal      ------------------  x  --------  =  $1,866
     AND the five-year exclusion               $235,000          $191,667
     period minus the EPA adjusted
     partial withdrawals for all
     previous partial withdrawals =
     $100,000 - $8,333 = $91,667



STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199




--------------------------------------------------------------------------------
 64  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY
  PORTFOLIO (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period      $0.82   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01   $0.82      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              17      32      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH
PORTFOLIO (CLASS B) (05/30/2000) (PREVIOUSLY
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO
(CLASS B))
Accumulation unit value at beginning of period      $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period            $0.45   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end
  of period (000 omitted)                             126     156     276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
  (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period            $0.93   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                             688   1,006   1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
  (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period            $0.60   $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                             363     517     863     934     882     881     893   1,003     741      47
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE
  CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period            $1.41   $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,505   1,719   1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75   $1.00      --      --
Accumulation unit value at end of period            $0.91   $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              79     113     149     130     135     139     127      18      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period      $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period            $1.76   $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             628     721     821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS
  2 (05/21/2002)
Accumulation unit value at beginning of period      $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.32   $1.06   $1.90   $1.64   $1.41   $1.20   $1.07   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             122     147     189     159     108      64      53      23      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES
  FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $0.98   $1.72   $2.20   $1.84   $1.64   $1.26   $0.93   $1.00      --      --
Accumulation unit value at end of period            $1.16   $0.98   $1.72   $2.20   $1.84   $1.64   $1.26   $0.93      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              95      90     106     130     125      99      68      14      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES
  FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.31   $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             219     285     324     313     315     231     169      24      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
  FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90   $1.00
Accumulation unit value at end of period            $0.79   $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90
Number of accumulation units outstanding at end
  of period (000 omitted)                             441     623     769     877     916     978     712     656     312      52
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2
  (05/30/2000)
Accumulation unit value at beginning of period      $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period            $1.43   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,983   2,405   3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  65

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS
  2 (05/30/2000)
Accumulation unit value at beginning of period      $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period            $1.26   $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                             583     835   1,046   1,146   1,113   1,058     734     513     324      22
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES
(05/21/2002)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II
SHARES)
Accumulation unit value at beginning of period      $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period            $0.90   $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             748     743     806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II
SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND,
SERIES II SHARES)
Accumulation unit value at beginning of period      $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.15   $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              72      64      58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES II SHARES
(04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES II
SHARES)
Accumulation unit value at beginning of period      $0.80   $1.16   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $1.01   $0.80   $1.16   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               9      30      19      24      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE
  CLASS (05/30/2000)
Accumulation unit value at beginning of period      $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95   $1.00
Accumulation unit value at end of period            $0.68   $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95
Number of accumulation units outstanding at end
  of period (000 omitted)                             327     449     370     419     500     482     515     421     326       3
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS
  (05/30/2000)
Accumulation unit value at beginning of period      $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period            $1.01   $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                             197     204     314     454     474     495     388     165     115      27
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS
  (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period            $1.35   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,849   2,581   3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS
  (05/21/2002)
Accumulation unit value at beginning of period      $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period            $2.31   $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              33      60     136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE
  SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.03   $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             274     315     318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE
  SHARES (05/21/2002)
Accumulation unit value at beginning of period      $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period            $1.44   $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             210     287     384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA,
SERVICE SHARES (05/21/2002)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA,
SERVICE SHARES)
Accumulation unit value at beginning of period      $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.50   $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,221   1,572   1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period      $0.29   $1.36   $1.38   $1.28   $1.27   $1.18   $0.96   $1.00      --      --
Accumulation unit value at end of period            $0.36   $0.29   $1.36   $1.38   $1.28   $1.27   $1.18   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             539     351     422     402     397     349     301      18      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA,
  SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.34   $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             205     221     249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB
  SHARES (05/30/2000)
Accumulation unit value at beginning of period      $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period            $0.96   $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end
  of period (000 omitted)                             212     278     376     343     383     455     530     379     287      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 66  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB
  SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.20   $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             300     325     392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES
  (05/21/2002)
Accumulation unit value at beginning of period      $0.74   $1.22   $1.22   $1.11   $1.07   $1.00   $0.81   $1.00      --      --
Accumulation unit value at end of period            $0.98   $0.74   $1.22   $1.22   $1.11   $1.07   $1.00   $0.81      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               3       3       3       3       3       6       4       1      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES
  (05/30/2000)
Accumulation unit value at beginning of period      $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92   $1.00
Accumulation unit value at end of period            $0.57   $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                              45      93     191     285     280     279     233     163     265      35
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period            $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                             492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.00%) and (1.00%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED
  BOND FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.27   $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             713     743   1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.36   $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             356     367     455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC
  EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period      $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             307     325     354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500
  INDEX FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period            $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end
  of period (000 omitted)                             521     683     746     811     799     771     748     360     112       7
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period            $1.27   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end
  of period (000 omitted)                             373     561     759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND
  (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81   $1.00      --      --
Accumulation unit value at end of period            $0.95   $0.70   $1.27   $1.24   $1.13   $1.05   $0.98   $0.81      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               7      24      30      33      24      28      24      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/21/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.38   $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              62      68      80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------------







VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
  (CLASS B) (09/26/2008)
Accumulation unit value at beginning of period                $0.82   $1.00      --      --      --      --      --
Accumulation unit value at end of period                      $1.00   $0.82      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
(CLASS B) (01/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY
PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                $0.95   $1.85   $1.57   $1.47   $1.45   $1.40   $1.00
Accumulation unit value at end of period                      $1.43   $0.95   $1.85   $1.57   $1.47   $1.45   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  12      37      64      80      86      87       9
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  67

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.75   $1.70   $1.48   $1.44   $1.32   $1.00
Accumulation unit value at end of period                      $1.20   $1.02   $1.75   $1.70   $1.48   $1.44   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33      28      31      31      31      30      47
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $0.96   $1.62   $1.45   $1.49   $1.32   $1.24   $1.00
Accumulation unit value at end of period                      $1.29   $0.96   $1.62   $1.45   $1.49   $1.32   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  12      12      41      19      19      20       3
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.19   $2.11   $1.84   $1.68   $1.47   $1.30   $1.00
Accumulation unit value at end of period                      $1.58   $1.19   $2.11   $1.84   $1.68   $1.47   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,641   2,452   2,368   2,760   1,602     814     205
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $0.94   $1.82   $1.47   $1.40   $1.35   $1.34   $1.00
Accumulation unit value at end of period                      $1.18   $0.94   $1.82   $1.47   $1.40   $1.35   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  26      27      27      13      21       7       5
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.45   $2.45   $2.16   $1.96   $1.69   $1.38   $1.00
Accumulation unit value at end of period                      $1.99   $1.45   $2.45   $2.16   $1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 607     861     608     488     330     213     143
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.38   $2.51   $2.18   $1.89   $1.62   $1.46   $1.00
Accumulation unit value at end of period                      $1.71   $1.38   $2.51   $2.18   $1.89   $1.62   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 305     341     344     445     418     246       5
-------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS
  2 (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.80   $2.31   $1.96   $1.76   $1.36   $1.00
Accumulation unit value at end of period                      $1.19   $1.02   $1.80   $2.31   $1.96   $1.76   $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 116     121     110     104     114      78      --
-------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.28   $1.95   $2.04   $1.77   $1.66   $1.37   $1.00
Accumulation unit value at end of period                      $1.63   $1.28   $1.95   $2.04   $1.77   $1.66   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  75      87      91      94      88      85      50
-------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
  FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.80   $1.65   $1.55   $1.50   $1.37   $1.00
Accumulation unit value at end of period                      $1.43   $1.02   $1.80   $1.65   $1.55   $1.50   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --       7      --       5
-------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.10   $1.77   $1.75   $1.50   $1.38   $1.25   $1.00
Accumulation unit value at end of period                      $1.36   $1.10   $1.77   $1.75   $1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 279     398     502     611     526     516     349
-------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.33   $2.27   $2.00   $1.68   $1.55   $1.34   $1.00
Accumulation unit value at end of period                      $1.79   $1.33   $2.27   $2.00   $1.68   $1.55   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 111     158     194     186     154     105      44
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $0.79   $1.67   $1.68   $1.52   $1.46   $1.35   $1.00
Accumulation unit value at end of period                      $1.14   $0.79   $1.67   $1.68   $1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 132     148     151     164     179     110      27
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES
(01/29/2003)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II
SHARES)
Accumulation unit value at beginning of period                $1.06   $2.03   $1.88   $1.64   $1.53   $1.35   $1.00
Accumulation unit value at end of period                      $1.47   $1.06   $2.03   $1.88   $1.64   $1.53   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  22      22      32      32      32      33       1
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $0.78   $1.14   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                      $0.98   $0.78   $1.14   $1.08      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 68  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
  (01/29/2003)
Accumulation unit value at beginning of period                $0.95   $1.54   $1.41   $1.34   $1.31   $1.22   $1.00
Accumulation unit value at end of period                      $1.30   $0.95   $1.54   $1.41   $1.34   $1.31   $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       2       2       2       2       2
-------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $0.95   $1.60   $1.59   $1.43   $1.39   $1.33   $1.00
Accumulation unit value at end of period                      $1.51   $0.95   $1.60   $1.59   $1.43   $1.39   $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  18      22      24      24      22      21      --
-------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.09   $1.43   $1.40   $1.28   $1.27   $1.17   $1.00
Accumulation unit value at end of period                      $1.26   $1.09   $1.43   $1.40   $1.28   $1.27   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 370     439     545     531     435     401     240
-------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.87   $3.06   $2.44   $1.90   $1.66   $1.30   $1.00
Accumulation unit value at end of period                      $2.43   $1.87   $3.06   $2.44   $1.90   $1.66   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  13      30      73      89      94      97      12
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $0.89   $1.66   $1.49   $1.41   $1.37   $1.31   $1.00
Accumulation unit value at end of period                      $1.25   $0.89   $1.66   $1.49   $1.41   $1.37   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 266     283     299     314     284     126      59
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.34   $2.28   $2.19   $1.90   $1.70   $1.46   $1.00
Accumulation unit value at end of period                      $1.83   $1.34   $2.28   $2.19   $1.90   $1.70   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  38      38      41      42      15      12       4
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES
(01/29/2003)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE
SHARES)
Accumulation unit value at beginning of period                $1.09   $1.30   $1.20   $1.14   $1.14   $1.07   $1.00
Accumulation unit value at end of period                      $1.26   $1.09   $1.30   $1.20   $1.14   $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,444   3,043   3,205   2,256   1,716     851     141
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $0.26   $1.24   $1.27   $1.19   $1.19   $1.11   $1.00
Accumulation unit value at end of period                      $0.32   $0.26   $1.24   $1.27   $1.19   $1.19   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  26      47      51      51      52      51      21
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.20   $1.97   $2.04   $1.81   $1.68   $1.44   $1.00
Accumulation unit value at end of period                      $1.61   $1.20   $1.97   $2.04   $1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      35      40      30      40      33      29
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $0.92   $1.52   $1.65   $1.45   $1.40   $1.29   $1.00
Accumulation unit value at end of period                      $1.17   $0.92   $1.52   $1.65   $1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       7       7       2       2      --
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.24   $2.25   $2.12   $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                      $1.52   $1.24   $2.25   $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33      44      47      53      51      54      41
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $0.90   $1.48   $1.50   $1.38   $1.33   $1.26   $1.00
Accumulation unit value at end of period                      $1.17   $0.90   $1.48   $1.50   $1.38   $1.33   $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $0.96   $1.79   $1.76   $1.70   $1.54   $1.32   $1.00
Accumulation unit value at end of period                      $1.30   $0.96   $1.79   $1.76   $1.70   $1.54   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       2       2       2       2      --
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND
  (CLASS 3)* (01/29/2003)
Accumulation unit value at beginning of period                $1.04   $1.04   $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.02   $1.04   $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,258     372     137      91      70     179      55
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.86%) and (1.84%), respectively.
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  69

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND
  (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.11   $1.07   $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.15   $1.02   $1.11   $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,966   3,519   3,241     547     165     169      63
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
  INCOME FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.35   $2.32   $2.18   $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                      $1.69   $1.35   $2.32   $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,165   1,880   1,267   1,033     512      31       9
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND
  (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                $0.71   $1.25   $1.24   $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                      $0.87   $0.71   $1.25   $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,020   1,054   1,103   1,183   1,307     818      --
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND
  (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.66   $1.61   $1.42   $1.39   $1.28   $1.00
Accumulation unit value at end of period                      $1.27   $1.02   $1.66   $1.61   $1.42   $1.39   $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  17      26      26      38      48      30      22
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S.
  GOVERNMENT FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $0.99   $1.03   $1.00   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.02   $0.99   $1.03   $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,118     628     589     641     492     399     234
-------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3)
  (01/29/2003)
Accumulation unit value at beginning of period                $0.83   $1.52   $1.50   $1.38   $1.29   $1.22   $1.00
Accumulation unit value at end of period                      $1.12   $0.83   $1.52   $1.50   $1.38   $1.29   $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   4      60      42      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND
(CLASS 3) (01/29/2003)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE
PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $1.26   $1.88   $2.02   $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                      $1.69   $1.26   $1.88   $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 510     605     687     648     720     337       3
-------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 70  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS  71

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.



45281 N (4/10)

PROSPECTUS


APRIL 30, 2010


EVERGREEN

ESSENTIAL VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN ESSENTIAL VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


Evergreen Variable Annuity Trust - Class 2

Fidelity(R) Variable Insurance Products - Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2

Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)


Oppenheimer Variable Account Funds - Service Shares

Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.




--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS..................................    3
THE CONTRACT IN BRIEF......................    5
EXPENSE SUMMARY............................    7
CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)..............................   11
FINANCIAL STATEMENTS.......................   11
THE VARIABLE ACCOUNT AND THE FUNDS.........   11
GUARANTEE PERIOD ACCOUNTS (GPAS)...........   16
THE ONE-YEAR FIXED ACCOUNT.................   18
BUYING YOUR CONTRACT.......................   18
CHARGES....................................   21
VALUING YOUR INVESTMENT....................   27
MAKING THE MOST OF YOUR CONTRACT...........   28
WITHDRAWALS................................   34
TSA -- SPECIAL PROVISIONS..................   34
CHANGING OWNERSHIP.........................   35
BENEFITS IN CASE OF DEATH..................   35
OPTIONAL BENEFITS..........................   39
THE ANNUITY PAYOUT PERIOD..................   51
TAXES......................................   53
VOTING RIGHTS..............................   56
SUBSTITUTION OF INVESTMENTS................   57
ABOUT THE SERVICE PROVIDERS................   57
ADDITIONAL INFORMATION.....................   59
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL..............   60
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)..............................   62
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION......   65





--------------------------------------------------------------------------------
 2  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain restrictions. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND WILL PAY WHEN YOU MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


             SEVEN-YEAR SCHEDULE                             FIVE-YEAR SCHEDULE
 YEARS FROM PURCHASE      WITHDRAWAL CHARGE      YEARS FROM PURCHASE      WITHDRAWAL CHARGE
   PAYMENT RECEIPT           PERCENTAGE            PAYMENT RECEIPT           PERCENTAGE
          1                       8%                      1                       8%

          2                       8                       2                       7

          3                       7                       3                       6

          4                       7                       4                       4

          5                       6                       5                       2

          6                       5                       Thereafter              0

          7                       3

          Thereafter              0



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")




                                                                        ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                 3.50%                     5.00%

Qualified discount rate                                             4.86%                     6.36%

Nonqualified discount rate                                          5.11%                     6.61%






                                                                        ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                  3.50%                     5.00%

Qualified discount rate                                             5.16%                     6.66%

Nonqualified discount rate                                          5.41%                     6.91%





--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP death benefit                                   0.85%                         0.15%                        1.00%

MAV death benefit(1),(2)                            1.05                          0.15                         1.20

EDB(1)                                              1.15                          0.15                         1.30

NONQUALIFIED ANNUITIES

ROP death benefit                                   1.10                          0.15                         1.25

MAV death benefit(1),(2)                            1.30                          0.15                         1.45

EDB(1)                                              1.40                          0.15                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES

ROP death benefit                                   1.15                          0.15                         1.30

MAV death benefit(1),(2)                            1.35                          0.15                         1.50

EDB(1)                                              1.45                          0.15                         1.60

NONQUALIFIED ANNUITIES

ROP Payment death benefit                           1.40                          0.15                         1.55

MAV death benefit(1),(2)                            1.60                          0.15                         1.75

EDB(1)                                              1.70                          0.15                         1.85




(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(2) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


GMIB - MAV                                                                         0.55%(1),(2)

GMIB - 6% RISING FLOOR                                                             0.75%(1),(2)


(As a percentage of the adjusted contract value charged annually on the contract anniversary.)



PCR FEE                                                                            0.15%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR FEE                                                              0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                         0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.

--------------------------------------------------------------------------------
 8  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS


(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)




                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense               0.64%                1.30%
reimbursements



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                   ACQUIRED FUND   GROSS TOTAL
                                                   MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                      FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Evergreen VA Core Bond Fund - Class 2                 0.32%      0.25%    0.36%         0.07%          1.00%


Evergreen VA Fundamental Large Cap Fund - Class       0.63       0.25     0.22            --           1.10
2


Evergreen VA Growth Fund - Class 2                    0.70       0.25     0.33            --           1.28


Evergreen VA International Equity Fund - Class 2      0.43       0.25     0.22            --           0.90


Evergreen VA Omega Fund - Class 2                     0.52       0.25     0.25            --           1.02


Evergreen VA Special Values Fund - Class 2            0.80       0.25     0.25            --           1.30


Fidelity(R) VIP Mid Cap Portfolio Service Class       0.56       0.25     0.12            --           0.93
2


FTVIPT Mutual Shares Securities Fund - Class 2        0.60       0.25     0.18            --           1.03


Invesco V.I. Basic Value Fund, Series II Shares       0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund, Series II
Shares)


Oppenheimer Main Street Small Cap Fund/VA,            0.71       0.25     0.19            --           1.15(1)
Service Shares


Putnam VT International Equity Fund - Class IB        0.70       0.25     0.20            --           1.15(2)
Shares


RVST RiverSource Variable Portfolio - Cash            0.33       0.13     0.18            --           0.64
Management Fund (Class 3)


RVST RiverSource Variable                             0.44       0.13     0.14            --           0.71
Portfolio - Diversified Bond Fund (Class 3)


RVST RiverSource Variable                             0.50       0.13     0.13            --           0.76
Portfolio - Diversified Equity Income Fund
(Class 3)


RVST RiverSource Variable Portfolio - Dynamic         0.44       0.13     0.14          0.01           0.72
Equity Fund (Class 3)


RVST Variable Portfolio - Partners Small Cap          0.99       0.13     0.15          0.02           1.29(3)
Value Fund (Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.


 (2) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


 (3) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 1.20%.




--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  9

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,239      $2,025      $2,821      $4,506           $439       $1,325      $2,221      $4,506

Five-year
withdrawal charge
schedule              1,270       2,013       2,562       4,757            470        1,413       2,362       4,757






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS


Seven-year
withdrawal charge
schedule             $1,214      $1,952      $2,703      $4,290           $414       $1,252      $2,103      $4,290

Five-year
withdrawal charge
schedule              1,244       1,940       2,445       4,548            444        1,340       2,245       4,548



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,034      $1,417      $1,822      $2,589           $234        $717       $1,222      $2,589

Five-year
withdrawal charge
schedule              1,064       1,409       1,577       2,901            264         809        1,377       2,901






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS


Seven-year
withdrawal charge
schedule             $1,008      $1,339      $1,691      $2,323           $208        $639       $1,091      $2,323

Five-year
withdrawal charge
schedule              1,039       1,332       1,448       2,642            239         732        1,248       2,642




(1) In these examples, the contract administrative charge is $40.



--------------------------------------------------------------------------------
 10  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS 11 subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates (see "Revenue we receive from the funds may create conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


--------------------------------------------------------------------------------
 12  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:


  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



------------------------------------------------------------------------------------------
INVESTING IN        INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------
Evergreen VA Core   Seeks to maximize total return through a          Evergreen Investment
Bond Fund - Class   combination of current income and capital         Management Company,
2                   growth.                                           LLC, adviser;
                                                                      Tattersall Advisory
                                                                      Group, Inc.,
                                                                      subadviser.
------------------------------------------------------------------------------------------

Evergreen VA        Seeks capital growth with the potential for       Evergreen Investment
Fundamental Large   current income.                                   Management Company,
Cap Fund - Class                                                      LLC
2
------------------------------------------------------------------------------------------

Evergreen VA        Seeks long-term capital growth.                   Evergreen Investment
Growth                                                                Management Company,
Fund - Class 2                                                        LLC
------------------------------------------------------------------------------------------

Evergreen VA        Seeks long-term capital growth and secondarily,   Evergreen Investment
International       modest income.                                    Management Company,
Equity                                                                LLC
Fund - Class 2
------------------------------------------------------------------------------------------

Evergreen VA        Seeks long-term capital growth.                   Evergreen Investment
Omega                                                                 Management Company,
Fund - Class 2                                                        LLC
------------------------------------------------------------------------------------------

Evergreen VA        Seeks capital growth in the value of its          Evergreen Investment
Special Values      shares.                                           Management Company,
Fund - Class 2                                                        LLC
------------------------------------------------------------------------------------------

Fidelity(R) VIP     Seeks long-term growth of capital. Normally       Fidelity Management
Mid Cap Portfolio   invests primarily in common stocks. Normally      & Research Company
Service Class 2     invests at least 80% of assets in securities of   (FMR), investment
                    companies with medium market capitalizations.     manager; FMR U.K.,
                    May invest in companies with smaller or larger    FMR Far East, sub-
                    market capitalizations. Invests in domestic and   advisers.
                    foreign issuers. The Fund invests in either
                    "growth" or "value" common stocks or both.
------------------------------------------------------------------------------------------

FTVIPT Mutual       Seeks capital appreciation, with income as a      Franklin Mutual
Shares Securities   secondary goal.                                   Advisers, LLC
Fund - Class 2
------------------------------------------------------------------------------------------

Invesco V.I.        Seeks long-term growth of capital.                Invesco Advisers,
Basic Value Fund,                                                     Inc.
Series II Shares
(previously AIM
V.I. Basic Value
Fund, Series II
Shares)
------------------------------------------------------------------------------------------

Oppenheimer Main    Seeks capital appreciation.                       OppenheimerFunds,
Street Small Cap                                                      Inc.
Fund/VA, Service
Shares
------------------------------------------------------------------------------------------

Putnam VT           Seeks capital appreciation.                       Putnam Investment
International                                                         Management, LLC
Equity
Fund - Class IB
Shares
------------------------------------------------------------------------------------------

RVST RiverSource    Seeks maximum current income consistent with      RiverSource
Variable            liquidity and stability of principal.             Investments, LLC
Portfolio - Cash
Management Fund
(Class 3)
------------------------------------------------------------------------------------------

RVST RiverSource    Seeks high level of current income while          RiverSource
Variable            attempting to conserve the value of the           Investments, LLC
Portfolio -         investment for the longest period of time.
Diversified Bond
Fund (Class 3)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 14  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

------------------------------------------------------------------------------------------
INVESTING IN        INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------
RVST RiverSource    Seeks high level of current income and, as a      RiverSource
Variable            secondary goal, steady growth of capital.         Investments, LLC
Portfolio -
Diversified Equity
Income Fund
(Class 3)
------------------------------------------------------------------------------------------

RVST RiverSource    Seeks capital appreciation.                       RiverSource
Variable                                                              Investments, LLC
Portfolio -
Dynamic Equity
Fund (Class 3)
------------------------------------------------------------------------------------------

RVST Variable       Seeks long-term capital appreciation.             RiverSource
Portfolio -                                                           Investments, LLC,
Partners Small                                                        adviser; Barrow,
Cap Value Fund                                                        Hanley, Mewhinney &
(Class 3)                                                             Strauss, Inc.,
(previously RVST                                                      Denver Investment
RiverSource                                                           Advisors LLC, Donald
Partners Variable                                                     Smith & Co., Inc.,
Portfolio - Small                                                     River Road Asset
Cap Value Fund)                                                       Management, LLC and
                                                                      Turner Investment
                                                                      Partners, Inc.,
                                                                      subadvisers.
------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  15

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine these future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses.

WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


--------------------------------------------------------------------------------
 16  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.



When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.



The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:




               IF YOUR GPA RATE IS:                                      THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive




GENERAL EXAMPLES


As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."



Assume:



- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.



- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.



- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.



Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.



EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.



EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.



SAMPLE MVA CALCULATIONS


The precise MVA formula we apply is as follows:



                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001




       Where   i = rate earned in the GPA from which amounts are being
                   transferred or withdrawn.



               j = current rate for a new Guaranteed Period equal to the
                   remaining term in the current Guarantee Period.



              n = number of months remaining in the current Guarantee Period
                  (rounded up).



EXAMPLES


Using assumptions similar to those we used in the examples above:



- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.



- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.



- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  17

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:



                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001




In this example, the MVA is a negative $39.84.



EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:



                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001




In this example, the MVA is a positive $27.61.



Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.



The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.



We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.


THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the

--------------------------------------------------------------------------------
 18 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector Death Benefit(4);



- the optional Benefit Protector Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS    No restrictions on the amount of purchase
SIGNED PRIOR TO JUNE 16, 2003:     payments allocated to the GPAs or the one-
                                   year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS    The amount of any purchase payment allocated
SIGNED ON OR AFTER JUNE 16         to the GPAs and the one-year fixed account in
THROUGH DEC. 4, 2003:              total cannot exceed 30% of the purchase
                                   payment.

                                   This 30% limit will not apply if you
                                   establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS    In certain states where we offer GPAs that do
SIGNED ON OR AFTER DEC. 5, 2003:   not require payment of a statutory minimum
                                   guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                   In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  19

There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment.


You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.



THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:



     $50 for additional payments.

  If paying by any other method:



     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


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 20  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


ALL CONTRACTS



CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  21

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.



If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.



VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP death benefit                                         0.85%                             1.10%

MAV death benefit(1)                                      1.05                              1.30

EDB                                                       1.15                              1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                         1.15                              1.40

MAV death benefit(1)                                      1.35                              1.60

EDB                                                       1.45                              1.70



(1) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


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 22  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.


The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:


  SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE      FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  23

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the seventh contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            7% withdrawal charge; and
    420     $6,000 purchase payment is in its third year from receipt withdrawn with a 7%
            withdrawal charge.
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
    320     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            4% withdrawal charge; and
    360     $6,000 purchase payment is in its third year from receipt withdrawn with a 6%
            withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;


--------------------------------------------------------------------------------
 24  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


(1) For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

GMIB - MAV                                  0.55% x (CV + ST - FAV)
GMIB - 6% RISING FLOOR                      0.75% x (CV + ST - FAV)


  CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

  FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  25

- The GMIB fee for:

       GMIB - MAV IS 0.55%; AND
       GMIB - 6% RISING FLOOR IS 0.75%.

We calculate the charge as follows:

Contract value on the contract anniversary:                               $73,250
plus transfers from the subaccounts to the one-year fixed account in the
six months before the contract anniversary:                               +15,000
minus the value of the one-year fixed account on the contract
anniversary:                                                              -15,250
                                                                          -------
                                                                          $73,000


The GMIB fee charged to you:

GMIB - MAV                  (0.55% x $73,000) =                                  $401.50
GMIB - 6% RISING FLOOR      (0.75% x $73,000) =                                  $547.50




PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.



OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
 26  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  27
and the deduction of a prorated portion of:


- the contract administrative charge; and


- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.



Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT


AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.



This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.



HOW DOLLAR-COST AVERAGING WORKS




                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month...                               MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00




You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.



Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.



--------------------------------------------------------------------------------
 28  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  29

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS      It is our general policy to allow you to
SIGNED PRIOR TO JUNE 16, 2003:       transfer contract values from the one-year
                                     fixed account to the subaccounts or the
                                     GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                     Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER JUNE 16 THROUGH   one-year fixed account to the subaccounts
DEC. 4, 2003:                        or GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                     Total transfers out of the GPAs and one-year fixed

--------------------------------------------------------------------------------
 30  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS
                                     account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER DEC. 5, 2003:     one-year fixed account to the subaccounts
                                     or GPAs once a year on or within 30 days before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  31

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


--------------------------------------------------------------------------------
 32  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  33

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT


By regular or express mail:



- payable to you;



- mailed to address of record.



NOTE: We will charge you a fee if you request express mail delivery.



Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:



  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations

--------------------------------------------------------------------------------
 34 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  35
schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See
"Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.


                                                                     PW X DB
ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =    ------
                                                                       CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary you make an additional purchase payment of $5,000.

- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

- During the third contract year the contract value grows to $23,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,704.55
             $22,000                                                                   ----------
        for a death benefit of:                                                        $23,295.45
                                                                                       ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.


--------------------------------------------------------------------------------
 36  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


We calculate the MAV death benefit as follows:
Contract value at death:                                                 $20,500.00
                                                                         ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:             $20,000.00
       minus the death benefit adjusted partial withdrawals, calculated as:
       $1,500 x $20,000                                                   -1,363.64
       ---------------- =                                                ----------
        $22,000

       for a death benefit of:                                           $18,636.36
                                                                         ----------
The MAV immediately preceding the date of death:
       Greatest of your contract anniversary contract values:            $24,000.00
       plus purchase payments and purchase payment credits made since
          the prior anniversary:                                            +0.00
       minus the death benefit adjusted partial withdrawals, calculated as:
       $1,500 x $24,000                                                   -1,636.36
       ---------------- =                                                ----------
        $22,000

       for a MAV death benefit of:                                       $22,363.64
                                                                         ----------

  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES:           $22,363.64




ENHANCED DEATH BENEFIT
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values; less purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  37

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =    PWT X VAF
                                                                -----------
                                                                     SV








PWT   =   the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
 SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.


The death benefit is calculated as follows:
Contract value at death:                                                 $22,800.00
                                                                         ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:             $25,000.00
       minus adjusted partial withdrawals, calculated as:
       $1,500 x $25,000                                                   -1,543.21
       ----------------  =                                               ----------
           $24,300
       for a return of purchase payment death benefit of:                $23,456.79
                                                                         ----------
The MAV immediately preceding the date of death:
       Greatest of your contract anniversary contract values:            $25,000.00
       plus purchase payments and purchase payment credits made since         +0.00
          the prior anniversary:
       minus adjusted partial withdrawals made since that anniversary, calculated as:
       $1,500 x $25,000                                                   -1,543.21
       ----------------  =                                               ----------
           $24,300
       for a MAV death benefit of:                                       $23,456.79
                                                                         ----------
The 5% rising floor:
       The variable account floor on the first contract anniversary,     $21,000.00
          calculated as: 1.05 x $20,000 =
       plus amounts allocated to the subaccounts since that                   +0.00
          anniversary:
       minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
       $1,500 x $21,000                                                  -$1,657.89
       ----------------                                                  ----------
           $19,000
       variable account floor benefit:                                   $19,342.11
       plus the one-year fixed account value:                             +5,300.00
       5% rising floor (value of the GPAs, one-year fixed account and    $24,642.11
          the variable account floor):
                                                                         ----------




  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES:              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


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 38  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  39

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years,

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:
- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:
If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.


--------------------------------------------------------------------------------
 40  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

PMT X CVG
---------
   ECV


      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:
- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:
- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  41

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                GMIB
ANNIVERSARY                              CONTRACT VALUE     PURCHASE PAYMENTS          MAV          BENEFIT BASE

1                                           $107,000             $101,000           $107,000

2                                            125,000              101,000            125,000

3                                            132,000              101,000            132,000

4                                            150,000              101,000            150,000

5                                             85,000              101,000            150,000

6                                            120,000              101,000            150,000

7                                            138,000              101,000            150,000          $150,000

8                                            152,000              101,000            152,000           152,000

9                                            139,000              101,000            152,000           152,000

10                                           126,000              101,000            152,000           152,000

11                                           138,000              101,000            152,000           152,000

12                                           147,000              101,000            152,000           152,000

13                                           163,000              101,000            163,000           163,000

14                                           159,000              101,000            163,000           163,000

15                                           215,000              101,000            215,000           215,000


NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                               MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                  PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                        GMIB               LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                    BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                   $152,000 (MAV)                       $  784.32            $  763.04               $627.76

15                    215,000 (Contract Value = MAV)       1,268.50             1,210.45                982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                     PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                              LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE          CONTRACT VALUE          NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                      $126,000             $  650.16            $  632.52               $520.38

15                       215,000              1,268.50             1,210.45                982.55




--------------------------------------------------------------------------------
 42  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:
If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

PMT X CVG
---------
   ECV



      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

PMT X (1.06)(CY)



      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:
- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  43

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:
- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
 44  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                    GMIB
ANNIVERSARY                           CONTRACT VALUE     PURCHASE PAYMENTS       6% RISING FLOOR        BENEFIT BASE

1                                        $107,000             $100,000               $106,000

2                                         125,000              100,000                112,360

3                                         132,000              100,000                119,102

4                                         150,000              100,000                126,248

5                                          85,000              100,000                133,823

6                                         120,000              100,000                141,852

7                                         138,000              100,000                150,363             $150,363

8                                         152,000              100,000                159,388              159,388

9                                         139,000              100,000                168,948              168,948

10                                        126,000              100,000                179,085              179,085

11                                        138,000              100,000                189,830              189,830

12                                        147,000              100,000                201,220              201,220

13                                        215,000              100,000                213,293              215,000

14                                        234,000              100,000                226,090              234,000

15                                        240,000              100,000                239,655              240,000


NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                     GMIB                LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                 BENEFIT BASE                NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                   $179,085 (6% Rising Floor)         $  872.14            $  850.65              $  691.27

15                                    240,000 (Contract Value)           1,346.40             1,286.40               1,034.40


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                       PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                CONTRACT        LIFE ANNUITY --      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  VALUE             NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND

10                                         $126,000            $  650.16            $  632.52              $  520.38

15                                          240,000             1,416.00             1,351.20               1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  45

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS        PW X TV
                                                --------
                                            =      CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

    PP5 = purchase payments and purchase payment credits made in the prior five years.

          We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.


--------------------------------------------------------------------------------
 46  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract

- There are no additional purchase payments and no partial withdrawals

- On the tenth contract anniversary the contract value is $200,000

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

  After application of the PCR credit, your total contract value would be $205,050.

- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.

- If on Feb. 1, 2014 you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


- the applicable death benefit,

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  47

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000




- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                            +1,048
                                                                            -------
  Total death benefit of:                                                   $58,667



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000





--------------------------------------------------------------------------------
 48  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $304,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  49

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:


                          IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:



     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                            +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $55,000 =                                                        +5,500
                                                                            -------
  Total death benefit of:                                                   $64,167





--------------------------------------------------------------------------------
 50  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.


- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:



     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000




- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $315,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.



AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:



- the annuity payout plan you select;



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  51

- the annuitant's age and, in most cases, sex;



- the annuity table in the contract; and



- the amounts you allocated to the accounts at settlement.



In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.



For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.



- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain

--------------------------------------------------------------------------------
 52  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  53

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


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 54  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  55

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.


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 56  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.00% as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");


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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  57

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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 58  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  59

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RPA
RPA ADJUSTED PARTIAL WITHDRAWALS   =   --------
                                          CV



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.

        CV = the contract value on the date of (but prior to) the partial withdrawal.

       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                       PW X EPA       EPA
EPA ADJUSTED PARTIAL WITHDRAWALS   =   --------   X   ---
                                          CV          RPA



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.

        CV = the contract value on the date of (but prior to) the partial withdrawal.

       EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- You purchase the contract with an initial purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


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 60  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION                                       TOTAL PURCHASE
IN YEARS                                          PAYMENTS                  CONTRACT VALUE

At Issue                                          $100,000                     $100,000

1                                                  100,000                      110,000

2                                                  100,000                      115,000

3                                                  100,000                      120,000

4                                                  100,000                      115,000

5                                                  100,000                      120,000

6                                                  200,000                      225,000

7                                                  200,000                      230,000

8                                                  200,000                      235,000

9                                                  200,000                      230,000

10                                                 200,000                      235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on
  the third contract anniversary:
     RPA before the partial withdrawal         RPA adjusted partial withdrawal  =
     = total purchase                          $10,000 x $100,000
     payments made prior to the                ------------------  = $8,333
     partial withdrawal minus the RPA               $120,000
     adjusted partial withdrawals for
     all previous partial withdrawals
     = $100,000 - 0 = $100,000

For the second partial withdrawal on
  the eighth contract anniversary:

     RPA before the partial withdrawal         RPA adjusted partial withdrawal  =
     = total purchase                          $10,000 x $191,667
     payments made prior to the                ------------------  = $8,156
     partial withdrawal minus the RPA               $235,000
     adjusted partial withdrawals for
     all previous partial withdrawals
     = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on
  the third contract anniversary:
     EPA before the partial withdrawal         EPA adjusted partial withdrawal =
     = total purchase                          $10,000 x $100,000  x    $100,000
     payments made prior to the                ------------------       --------   = $8,333
     partial withdrawal AND the five-               $120,000            $100,000
     year exclusion period minus the
     EPA adjusted partial withdrawals
     for all previous partial
     withdrawals = $100,000 - 0 =
     $100,000

For the second partial withdrawal on
  the eighth contract anniversary:

     EPA before the partial withdrawal         EPA adjusted partial withdrawal =
     = total purchase                          $10,000 x $91,667   x    $91,667
     payments made prior to the                -----------------        -------- = $1,866
     partial withdrawal AND the five-               $235,000            $191,667
     year exclusion period minus the
     EPA adjusted partial withdrawals
     for all previous partial
     withdrawals = $100,000 - $8,333 =
     $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199




--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  61

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $0.94   $1.18   $1.14   $1.11   $1.10   $1.07   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.01   $0.94   $1.18   $1.14   $1.11   $1.10   $1.07   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             654     740     898     971     927     861     792     241      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $0.77   $1.43   $1.36   $1.25   $1.20   $1.14   $1.00   $1.00      --      --
Accumulation unit value at end of period            $1.07   $0.77   $1.43   $1.36   $1.25   $1.20   $1.14   $1.00      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              55      70      69      59      48      40      30      10      --      --
*Evergreen VA Diversified Capital Builder Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $0.98   $1.41   $1.37   $1.31   $1.34   $1.25   $1.08   $1.00      --      --
Accumulation unit value at end of period            $1.29   $0.98   $1.41   $1.37   $1.31   $1.34   $1.25   $1.08      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             151     221     353     465     487     470     285      --      --      --
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period      $1.13   $1.70   $1.59   $1.43   $1.33   $1.23   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.52   $1.13   $1.70   $1.59   $1.43   $1.33   $1.23   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             470     528     565     584     567     267     152       3      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.12   $1.93   $1.76   $1.60   $1.52   $1.35   $0.99   $1.00      --      --
Accumulation unit value at end of period            $1.55   $1.12   $1.93   $1.76   $1.60   $1.52   $1.35   $0.99      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              64      97     102     107     109      74      36       8      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $1.05   $1.42   $1.40   $1.30   $1.30   $1.21   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.57   $1.05   $1.42   $1.40   $1.30   $1.30   $1.21   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             204     232     269     294     297     327     252      95      --      --
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.30   $2.25   $1.98   $1.63   $1.42   $1.21   $0.93   $1.00      --      --
Accumulation unit value at end of period            $1.49   $1.30   $2.25   $1.98   $1.63   $1.42   $1.21   $0.93      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             237     227     294     327     333     336     225      31      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.20   $1.68   $1.52   $1.45   $1.41   $1.33   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.71   $1.20   $1.68   $1.52   $1.45   $1.41   $1.33   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             314     348     449     462     480     368     237      86      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.18   $1.74   $1.91   $1.59   $1.45   $1.22   $0.95   $1.00      --      --
Accumulation unit value at end of period            $1.51   $1.18   $1.74   $1.91   $1.59   $1.45   $1.22   $0.95      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             441     494     627     667     696     581     380      75      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period            $1.76   $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             628     721     821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period            $1.43   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,983   2,405   3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 62  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period            $0.90   $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             748     743     806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.34   $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             205     221     249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.20   $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             300     325     392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period            $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                             492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.02%) and (1.02%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.27   $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             713     743   1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.36   $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             356     367     455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period      $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             307     325     354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/21/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.38   $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              62      68      80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
EVERGREEN VA CORE BOND FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $0.86   $1.09   $1.06   $1.04   $1.04   $1.02   $1.00
Accumulation unit value at end of period                      $0.92   $0.86   $1.09   $1.06   $1.04   $1.04   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 205     268     370     370     418     306     185
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.74   $1.39   $1.33   $1.23   $1.20   $1.15   $1.00
Accumulation unit value at end of period                      $1.02   $0.74   $1.39   $1.33   $1.23   $1.20   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  14      25      25      26      40      40      20
*Evergreen VA Diversified Capital Builder Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.85   $1.23   $1.21   $1.17   $1.20   $1.13   $1.00
Accumulation unit value at end of period                      $1.11   $0.85   $1.23   $1.21   $1.17   $1.20   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 129     162     237     244     252     167      60
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.15   $1.75   $1.65   $1.49   $1.40   $1.31   $1.00
Accumulation unit value at end of period                      $1.53   $1.15   $1.75   $1.65   $1.49   $1.40   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  60      87     121     128     142      76      35
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.10   $1.91   $1.76   $1.62   $1.55   $1.39   $1.00
Accumulation unit value at end of period                      $1.51   $1.10   $1.91   $1.76   $1.62   $1.55   $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  46      50      73      77      90      45      18
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  63

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.95   $1.30   $1.29   $1.21   $1.22   $1.15   $1.00
Accumulation unit value at end of period                      $1.41   $0.95   $1.30   $1.29   $1.21   $1.22   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  94     113     170     177     175     111      95
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.38   $2.42   $2.15   $1.78   $1.57   $1.34   $1.00
Accumulation unit value at end of period                      $1.57   $1.38   $2.42   $2.15   $1.78   $1.57   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  64      67      87      78      64      45      28
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.21   $1.70   $1.55   $1.49   $1.47   $1.40   $1.00
Accumulation unit value at end of period                      $1.71   $1.21   $1.70   $1.55   $1.49   $1.47   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  77      95     133     142     154     113      29
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.21   $1.80   $1.99   $1.67   $1.54   $1.31   $1.00
Accumulation unit value at end of period                      $1.54   $1.21   $1.80   $1.99   $1.67   $1.54   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  60      76     102     124     102     111      54
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.45   $2.45   $2.16   $1.96   $1.69   $1.38   $1.00
Accumulation unit value at end of period                      $1.99   $1.45   $2.45   $2.16   $1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 607     861     608     488     330     213     143
-------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.10   $1.77   $1.75   $1.50   $1.38   $1.25   $1.00
Accumulation unit value at end of period                      $1.36   $1.10   $1.77   $1.75   $1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 279     398     502     611     526     516     349
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $0.79   $1.67   $1.68   $1.52   $1.46   $1.35   $1.00
Accumulation unit value at end of period                      $1.14   $0.79   $1.67   $1.68   $1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 132     148     151     164     179     110      27
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.20   $1.97   $2.04   $1.81   $1.68   $1.44   $1.00
Accumulation unit value at end of period                      $1.61   $1.20   $1.97   $2.04   $1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      35      40      30      40      33      29
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.24   $2.25   $2.12   $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                      $1.52   $1.24   $2.25   $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33      44      47      53      51      54      41
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (01/29/2003)
Accumulation unit value at beginning of period                $1.04   $1.04   $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.02   $1.04   $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,258     372     137      91      70     179      55
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.87%) and (1.86%), respectively.
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.11   $1.07   $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.15   $1.02   $1.11   $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,966   3,519   3,241     547     165     169      63
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.35   $2.32   $2.18   $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                      $1.69   $1.35   $2.32   $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,165   1,880   1,267   1,033     512      31       9
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                $0.71   $1.25   $1.24   $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                      $0.87   $0.71   $1.25   $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,020   1,054   1,103   1,183   1,307     818      --
-------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (01/29/2003)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $1.26   $1.88   $2.02   $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                      $1.69   $1.26   $1.88   $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 510     605     687     648     720     337       3
-------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 64  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS  65

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.



45276 P (4/10)

PROSPECTUS


APRIL 30, 2010


EVERGREEN

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.
This prospectus contains information that you should know before investing. Prospectuses are also available for:


AllianceBernstein Variable Products Series Fund, Inc. (Class B)


Evergreen Variable Annuity Trust - Class 2


Fidelity(R) Variable Insurance Products - Service Class 2


Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2


Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)



MFS(R) Variable Insurance Trust(SM) - Service Class


Oppenheimer Variable Account Funds, Service Shares


Putnam Variable Trust - Class IB Shares


RiverSource Variable Series Trust (RVST)


The Universal Institutional Funds, Inc. - Class I Shares


Van Kampen Life Investment Trust - Class II Shares


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits"). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
GUARANTEE PERIOD ACCOUNTS (GPAS).............   18
THE ONE-YEAR FIXED ACCOUNT...................   20
BUYING YOUR CONTRACT.........................   21
CHARGES......................................   24
VALUING YOUR INVESTMENT......................   29
MAKING THE MOST OF YOUR CONTRACT.............   30
WITHDRAWALS..................................   36
TSA -- SPECIAL PROVISIONS....................   37
CHANGING OWNERSHIP...........................   37
BENEFITS IN CASE OF DEATH....................   38
OPTIONAL BENEFITS............................   42
THE ANNUITY PAYOUT PERIOD....................   54
TAXES........................................   56
VOTING RIGHTS................................   59
SUBSTITUTION OF INVESTMENTS..................   60
ABOUT THE SERVICE PROVIDERS..................   60
ADDITIONAL INFORMATION.......................   61
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL................   63
APPENDIX B: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)....................   65
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   72





--------------------------------------------------------------------------------
 2  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  3

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain restrictions. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to further limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  5

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and will pay when you make a withdrawal from the contract. State premium taxes also may be deducted.


CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal schedule at the time of application.


           SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")




                                                                        ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                 3.50%                     5.00%

Qualified discount rate                                             4.86%                     6.36%

Nonqualified discount rate                                          5.11%                     6.61%






                                                                        ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                  3.50%                     5.00%

Qualified discount rate                                             5.16%                     6.66%

Nonqualified discount rate                                          5.41%                     6.91%





--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.


                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP death benefit                                   0.85%                         0.15%                        1.00%

MAV death benefit(1),(2)                            1.05                          0.15                         1.20

EDB(1)                                              1.15                          0.15                         1.30

NONQUALIFIED ANNUITIES

ROP death benefit                                   1.10                          0.15                         1.25

MAV death benefit(1),(2)                            1.30                          0.15                         1.45

EDB(1)                                              1.40                          0.15                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES

ROP death benefit                                   1.15                          0.15                         1.30

MAV death benefit(1),(2)                            1.35                          0.15                         1.50

EDB(1)                                              1.45                          0.15                         1.60

NONQUALIFIED ANNUITIES

ROP Payment death benefit                           1.40                          0.15                         1.55

MAV death benefit(1),(2)                            1.60                          0.15                         1.75

EDB(1)                                              1.70                          0.15                         1.85



(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(2) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



GMIB - MAV                                                                         0.55%(1),(2)

GMIB - 6% RISING FLOOR                                                             0.75%(1),(2)


(As a percentage of the adjusted contract value charged annually on the contract anniversary.)



PCR FEE                                                                            0.15%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR FEE                                                              0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                         0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1) This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


--------------------------------------------------------------------------------
 8  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS


(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)




                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.64%                1.37%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75       0.25     0.13            --           1.13


Evergreen VA Core Bond Fund - Class 2                            0.32       0.25     0.36          0.07           1.00


Evergreen VA Fundamental Large Cap Fund - Class 2                0.63       0.25     0.22            --           1.10


Evergreen VA Growth Fund - Class 2                               0.70       0.25     0.33            --           1.28


Evergreen VA International Equity Fund - Class 2                 0.43       0.25     0.22            --           0.90


Evergreen VA Omega Fund - Class 2                                0.52       0.25     0.25            --           1.02


Evergreen VA Special Values Fund - Class 2                       0.80       0.25     0.25            --           1.30


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.13            --           0.94


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(1)


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


FTVIPT Templeton Foreign Securities Fund - Class 2               0.64       0.25     0.15          0.02           1.06(1)


Invesco V.I. Basic Value Fund, Series II Shares                  0.69       0.25     0.30          0.01           1.25
(previously AIM V.I. Basic Value Fund, Series II Shares)


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(2)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.66       0.25     0.13            --           1.04(3)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00




--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  9

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55%      0.25%    0.10%         0.03%          0.93%((4))
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(3)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(5)


Putnam VT Growth and Income Fund - Class IB Shares               0.48       0.25     0.16          0.01           0.90(6)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(6)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(7)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(7)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen Life Investment Trust Growth and Income               0.57       0.25     0.05            --           0.87
Portfolio, Class II Shares


Van Kampen's UIF U.S. Real Estate Portfolio, Class I Shares      0.80         --     0.34          0.01           1.15(8)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.05% for FTVIPT Templeton Foreign Securities Fund - Class 2.


 (2) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (3) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05% for Oppenheimer Capital Appreciation Fund/VA, Service Shares and 1.05% for Oppenheimer Main Street Small Cap Fund/VA, Service Shares. This voluntary undertaking may be amended or withdrawn at any time.


 (4) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (5) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (6) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


 (7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


 (8) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors, including certain investment related expenses was 1.13%.



--------------------------------------------------------------------------------
 10  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NON-QUALIFIED         AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,246      $2,046      $2,854      $4,565           $446       $1,346      $2,254      $4,565

Five-year
withdrawal charge
schedule              1,277       2,034       2,595       4,815            477        1,434       2,395       4,815






                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,221      $1,972      $2,736      $4,351           $421       $1,272      $2,136      $4,351

Five-year
withdrawal charge
schedule              1,252       1,961       2,478       4,607            452        1,361       2,278       4,607



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NON-QUALIFIED         AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,034      $1,417      $1,822      $2,589           $234        $717       $1,222      $2,589

Five-year
withdrawal charge
schedule              1,064       1,409       1,577       2,901            264         809        1,377       2,901






                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule             $1,008      $1,339      $1,691      $2,323           $208        $639       $1,091      $2,323

Five-year
withdrawal charge
schedule              1,039       1,332       1,448       2,642            239         732        1,248       2,642




(1) In these examples, the contract administrative charge is $40.



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to

--------------------------------------------------------------------------------
 12 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates (see "Revenue we receive from the funds may create conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.





--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  13

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 14  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

Evergreen VA Core  Seeks to maximize total return through a     Evergreen Investment
Bond Fund - Class  combination of current income and capital    Management Company, LLC,
2                  growth.                                      adviser; Tattersall
                                                                Advisory Group, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Evergreen VA       Seeks capital growth with the potential for  Evergreen Investment
Fundamental Large  current income.                              Management Company, LLC
Cap Fund - Class
2
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth.              Evergreen Investment
Growth                                                          Management Company, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth and           Evergreen Investment
International      secondarily, modest income.                  Management Company, LLC
Equity
Fund - Class 2
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth.              Evergreen Investment
Omega                                                           Management Company, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Evergreen VA       Seeks capital growth in the value of its     Evergreen Investment
Special Values     shares.                                      Management Company, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks to achieve capital appreciation.       FMR, investment manager;
Growth Portfolio   Normally invests primarily in common         FMR U.K., FMR Far East,
Service Class 2    stocks. Invests in companies that it         sub-advisers.
                   believes have above-average growth
                   potential (stocks of these companies are
                   often called "growth" stocks). The Fund
                   invests in domestic and foreign issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Investment
Foreign                                                         Counsel, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Basic Value Fund,
Series II Shares
(previously AIM
V.I. Basic Value
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series II
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series II
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Total       Seeks total return.                          MFS Investment
Return                                                          Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Oppenheimer        Seeks capital appreciation.                  OppenheimerFunds, Inc.
Capital
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 16  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Growth   Seeks capital growth and current income.     Putnam Investment
and Income                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio - Dive-  investment for the longest period of time.
rsified Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio - Dive-
rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks growth of capital.                     RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio - Part-                                               LLC, adviser; Barrow,
ners Small Cap                                                  Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Van Kampen Life    Seeks capital growth and income through      Van Kampen Asset
Investment Trust   investments in equity securities, including  Management
Comstock           common stocks, preferred stocks and
Portfolio, Class   securities convertible into common and
II Shares          preferred stocks.
----------------------------------------------------------------------------------------

Van Kampen Life    Seeks long-term growth of capital and        Van Kampen Asset
Investment Trust   income.                                      Management
Growth and Income
Portfolio, Class
II Shares
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  17

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Van Kampen's UIF   Non-diversified Portfolio that seeks above-  Morgan Stanley
U.S. Real Estate   average current income and long-term         Investment Management
Portfolio, Class   capital appreciation by investing primarily  Inc., doing business as
I Shares           in equity securities of companies in the     Van Kampen.
                   U.S. real estate industry, including real
                   estate investment trusts.
----------------------------------------------------------------------------------------





GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.



We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


--------------------------------------------------------------------------------
 18  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  19

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to


--------------------------------------------------------------------------------
 20 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT


New contracts are currently not being offered.



We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you applied, you selected (if available in your state):



- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);



- how you want to make purchase payments;



- the optional MAV death benefit(2);



- the optional EDB(2);



- the optional GMIB - MAV rider(3);



- the optional GMIB - 6% Rising Floor rider(3);



- the optional PCR(3);



- the optional Benefit Protector(R) Death Benefit(4);



- the optional Benefit Protector(R) Plus Death Benefit(4);



- the length of the withdrawal charge schedule (5 or 7 years)(5); and



- a beneficiary.



(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania,or Washington and may not be available in other states.


(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.


(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.


(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.


(5) The five-year withdrawal charge schedule may not be available in all states.



The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.



The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:



FOR CONTRACTS WITH            No restrictions on the amount of purchase payments
APPLICATIONS SIGNED PRIOR TO  allocated to the GPAs or the one-year fixed
JUNE 16, 2003:                account (if available).


FOR CONTRACTS WITH            The amount of any purchase payment allocated to
APPLICATIONS SIGNED ON OR     the GPAs and the one-year fixed account in total
AFTER JUNE 16 THROUGH DEC.    cannot exceed 30% of the purchase payment.
4, 2003:
                              This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  21

FOR CONTRACTS WITH            In certain states where we offer GPAs that do not
APPLICATIONS SIGNED ON OR     require payment of a statutory minimum guaranteed
AFTER DEC. 5, 2003:           interest rate, the amount of any purchase payment
                              allocated to one-year fixed account cannot exceed
                              30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                              In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.



There are no restrictions on allocations of purchase payments to the subaccounts.



We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.



You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.



In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.






THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we

--------------------------------------------------------------------------------
 22 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:



     $50 for additional payments.

  If paying by any other method:



     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  23

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.


MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.



These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.




SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

ROP death benefit                                         0.85%                             1.10%

MAV death benefit(1)(2)                                   1.05                              1.30

EDB                                                       1.15                              1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                         1.15                              1.40

MAV death benefit(1)(2)                                   1.35                              1.60

EDB                                                       1.45                              1.70




(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.



(2) For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


--------------------------------------------------------------------------------
 24  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                     (CV - TFA)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  25

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:


  SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE      FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE    WITHDRAWAL CHARGE    YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE         PAYMENT RECEIPT          PERCENTAGE
         1                     8%                    1                     8%

         2                     8                     2                     7

         3                     7                     3                     6

         4                     7                     4                     4

         5                     6                     5                     2

         6                     5                     Thereafter            0

         7                     3

         Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.





WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the seventh contract anniversary; and

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            7% withdrawal charge; and
    420     $6,000 purchase payment is in its third year from receipt withdrawn with a 7%
            withdrawal charge.
   ----
   $980




--------------------------------------------------------------------------------
 26  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
    320     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            4% withdrawal charge; and
    360     $6,000 purchase payment is in its third year from receipt withdrawn with a 6%
            withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 27 you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


(1) For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
    Floor -- 0.45%.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

GMIB - MAV                                  0.55% x (CV + ST - FAV)
GMIB - 6% RISING FLOOR                      0.75% x (CV + ST - FAV)


  CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

  FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

       GMIB - MAV IS 0.55%; AND
       GMIB - 6% RISING FLOOR IS 0.75%.

We calculate the charge as follows:

Contract value on the contract anniversary:                               $73,250
plus transfers from the subaccounts to the one-year fixed account in the
six months before the contract anniversary:                               +15,000
minus the value of the one-year fixed account on the contract
anniversary:                                                              -15,250
                                                                          -------
                                                                          $73,000


The GMIB fee charged to you:

GMIB - MAV                  (0.55% x $73,000) =                                  $401.50
GMIB - 6% RISING FLOOR      (0.75% x $73,000) =                                  $547.50




PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot

--------------------------------------------------------------------------------
 28 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider -- MAV;

  - Guaranteed Minimum Income Benefit rider -- 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  29

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector rider; and/or



  - Benefit Protector Plus rider.



Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.



--------------------------------------------------------------------------------
 30  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.


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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  31

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for

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 32  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
  six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS      It is our general policy to allow you to
SIGNED PRIOR TO JUNE 16, 2003:       transfer contract values from the one-year
                                     fixed account to the subaccounts or the
                                     GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                     Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER JUNE 16 THROUGH   one-year fixed account to the subaccounts
DEC. 4, 2003:                        or GPAs once a year on or within 30 days
                                     before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                     Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS      You may transfer contract values from the
SIGNED ON OR AFTER DEC. 5, 2003:     one-year fixed account to the subaccounts
                                     or GPAs once a year on or within 30 days before or after the contract anniversary
                                     (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be

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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  33
greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR

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 34  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.


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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  35

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT


By regular or express mail:



- payable to you;



- mailed to address of record.



NOTE: We will charge you a fee if you request express mail delivery.



Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:



  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



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 36  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider,

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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  37
the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see "Optional Benefits").

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.


                                                                     PW X DB
ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT   =    ------
                                                                       CV



  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary you make an additional purchase payment of $5,000.

- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

- During the third contract year the contract value grows to $23,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                               $23,000.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,704.55
             $22,000                                                                   ----------
        for a death benefit of:                                                        $23,295.45
                                                                                       ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79

--------------------------------------------------------------------------------
 38 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values amounts less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


We calculate the MAV death benefit as follows:
Contract value at death:                                                              $20,500.00
                                                                                      ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                         $20,000.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $20,000  =                                                            -1,363.64
             $22,000                                                                  ----------
        for a death benefit of:                                                       $18,636.36
                                                                                      ----------
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
        Greatest of your contract anniversary contract values:                        $24,000.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                       +0.00
        minus the death benefit adjusted partial withdrawals, calculated as:
        $1,500 x $24,000
        ----------------  =                                                            -1,636.36
             $22,000                                                                  ----------
        for a death benefit of:                                                       $22,363.64
                                                                                      ----------





  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES:
  $22,363.64


ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  39

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                                 PWT X VAF
5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =    --------
                                                                    SV





PWT   =   the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.

- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:                                                               $22,800.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300                                                                   ----------
        for a return of purchase payments death benefit of:                            $23,456.79
                                                                                       ----------


--------------------------------------------------------------------------------
 40  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
        The MAV on the immediately preceding anniversary:                              $25,000.00
        plus purchase payments and purchase payment credits made since that
        anniversary:                                                                        +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:
        $1,500 x $25,000
        ----------------  =                                                             -1,543.21
             $24,300                                                                   ----------
        for a MAV death benefit of:                                                    $23,456.79
                                                                                       ----------
THE 5% RISING FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as: 1.05 x $20,000 =                                                           $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                   +0.00
        minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
        $1,500 x $21,000
        ----------------  =                                                             -1,657.89
             $19,000                                                                   ----------
        variable account floor benefit:                                                $19,342.11
        plus the one-year fixed account value:                                          +5,300.00
        5% rising floor (value of the GPAs, one-year fixed account and the variable
        account floor):                                                                $24,642.11
                                                                                       ----------



  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE 5% RISING
  FLOOR:                                                              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  41

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:
- you must hold the GMIB for 7 years,
- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,
- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in

--------------------------------------------------------------------------------
 42 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:
- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:
If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

PMT X CVG
---------
   ECV




      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the
            GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:
- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  43

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.35




Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:
- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.



EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
 44  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                       GMIB
ANNIVERSARY                                          CONTRACT VALUE     PURCHASE PAYMENTS        MAV       BENEFIT BASE

 1                                                      $107,000             $101,000         $107,000

 2                                                       125,000              101,000          125,000

 3                                                       132,000              101,000          132,000

 4                                                       150,000              101,000          150,000

 5                                                        85,000              101,000          150,000

 6                                                       120,000              101,000          150,000

 7                                                       138,000              101,000          150,000       $150,000

 8                                                       152,000              101,000          152,000        152,000

 9                                                       139,000              101,000          152,000        152,000

10                                                       126,000              101,000          152,000        152,000

11                                                       138,000              101,000          152,000        152,000

12                                                       147,000              101,000          152,000        152,000

13                                                       163,000              101,000          163,000        163,000

14                                                       159,000              101,000          163,000        163,000

15                                                       215,000              101,000          215,000        215,000


NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                                     MINIMUM
                                                                                                    GUARANTEED
                                                                                                  MONTHLY INCOME
CONTRACT                                                                        PLAN A -             PLAN B -
ANNIVERSARY                                          GMIB                   LIFE ANNUITY --     LIFE ANNUITY WITH
AT EXERCISE                                      BENEFIT BASE                  NO REFUND        TEN YEARS CERTAIN

10                                     $152,000  (MAV)                         $  784.32            $  763.04

15                                      215,000  (Contract Value = MAV)         1,268.50             1,210.45

                                        MINIMUM GUARANTEED
                                          MONTHLY INCOME
CONTRACT                                PLAN D - JOINT AND
ANNIVERSARY                             LAST SURVIVOR LIFE
AT EXERCISE                            ANNUITY -- NO REFUND

10                                            $627.76

15                                             982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                              PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                                       LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                    CONTRACT VALUE        NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                                                $126,000           $  650.16            $  632.52                $520.38

15                                                 215,000            1,268.50             1,210.45                 982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  45

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:
If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

PMT X CVG
---------
   ECV



      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

PMT X (1.06)(CY)



      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:
- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with

--------------------------------------------------------------------------------
 46  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.35



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  47

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


CONTRACT                                                                                                          GMIB
ANNIVERSARY                                      CONTRACT VALUE     PURCHASE PAYMENTS     6% RISING FLOOR     BENEFIT BASE

1                                                   $107,000             $100,000             $106,000

2                                                    125,000              100,000              112,360

3                                                    132,000              100,000              119,102

4                                                    150,000              100,000              126,248

5                                                     85,000              100,000              133,823

6                                                    120,000              100,000              141,852

7                                                    138,000              100,000              150,363          $150,363

8                                                    152,000              100,000              159,388           159,388

9                                                    139,000              100,000              168,948           168,948

10                                                   126,000              100,000              179,085           179,085

11                                                   138,000              100,000              189,830           189,830

12                                                   147,000              100,000              201,220           201,220

13                                                   215,000              100,000              213,293           215,000

14                                                   234,000              100,000              226,090           234,000

15                                                   240,000              100,000              239,655           240,000


NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                                           MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                              PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                        GMIB           LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                    BENEFIT BASE          NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                                $179,085  (6% Rising Floor)        $  872.14            $  850.65               $  691.27

15                                 240,000  (Contract Value)          1,346.40             1,286.40                1,034.40


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                           PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                       CONTRACT     LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                         VALUE         NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

10                                                $126,000        $  650.16            $  632.52               $  520.38

15                                                 240,000         1,416.00             1,351.20                1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older

--------------------------------------------------------------------------------
 48 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.


                                                 PW x TV
TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =    ------
                                                   CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV  = the target value on the date of (but prior to) the partial withdrawal.

  CV  = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

  PP5 = purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 49 payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract

- There are no additional purchase payments and no partial withdrawals

- On the tenth contract anniversary the contract value is $200,000

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

    Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

    5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

    After application of the PCR credit, your total contract value would be $205,050.

- During the eleventh contract year the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.

- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


- the applicable death benefit,

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


--------------------------------------------------------------------------------
 50  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.




- On the first contract anniversary the contract value grows to
  $110,000. The death benefit equals:
     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously
     withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000




- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                            +1,048
                                                                            -------
  Total death benefit of:                                                   $58,667



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000





--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  51

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)                             +55,000
                                                                          --------
  Total death benefit of:                                                 $304,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously
     withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                        +58,000
                                                                          --------
  Total death benefit of:                                                 $308,000




IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%

Three and Four                                  10%                                                  3.75%

Five or more                                    20%                                                   7.5%




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 52  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:


                          IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:



     MAV death benefit (contract value):                                  $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial withdrawals):              $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                            +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.10 x $55,000 =                                                        +5,500
                                                                            -------
  Total death benefit of:                                                   $64,167





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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  53

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.


- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:



     MAV death benefit (contract value):                                  $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000




- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:



     MAV death benefit (contract value less any purchase payment
     credits added in the last 12 months):                                $249,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years old               +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $315,500




- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:



     MAV death benefit (contract value):                                  $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                        +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.



AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:



- the annuity payout plan you select;



--------------------------------------------------------------------------------
 54  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- the annuitant's age and, in most cases, sex;



- the annuity table in the contract; and



- the amounts you allocated to the accounts at settlement.



In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.



For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  55

IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


--------------------------------------------------------------------------------
 56  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  57

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


--------------------------------------------------------------------------------
 58  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  59

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.00% as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.


--------------------------------------------------------------------------------
 60  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 61 information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 62  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.


                                       PW X RPA
RPA ADJUSTED PARTIAL WITHDRAWALS   =   --------
                                          CV



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.
        CV = the contract value on the date of (but prior to) the partial withdrawal.
       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.


                                        PW X EPA       EPA
EPA ADJUSTED PARTIAL WITHDRAWALS   =    -------    X   ---
                                           CV          RPA



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.

        CV = the contract value on the date of (but prior to) the partial withdrawal.

       EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS                                        TOTAL PURCHASE PAYMENTS           CONTRACT VALUE
At Issue                                                $100,000                     $100,000
1                                                        100,000                      110,000
2                                                        100,000                      115,000
3                                                        100,000                      120,000
4                                                        100,000                      115,000
5                                                        100,000                      120,000
6                                                        200,000                      225,000
7                                                        200,000                      230,000
8                                                        200,000                      235,000
9                                                        200,000                      230,000
10                                                       200,000                      235,000




--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  63

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on
  the third contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $100,000
     partial withdrawal minus the RPA     --------------------  =  $8,333
     adjusted partial withdrawals for           $120,000
     all previous partial withdrawals
     = $100,000 - 0 = $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $191,667
     partial withdrawal minus the RPA     --------------------  =  $8,156
     adjusted partial withdrawals for           $235,000
     all previous partial withdrawals
     = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on
  the third contract anniversary:
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $100,000     $100,000
     partial withdrawal AND the five-     ------------------  x  --------  =  $8,333
     year exclusion period minus the           $120,000          $100,000
     EPA adjusted partial withdrawals
     for all previous partial
     withdrawals = $100,000 - 0 =
     $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     EPA before the partial withdrawal    EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the           $10,000 x $91,667       $91,667
     partial withdrawal AND the five-     ------------------  x  --------  =  $1,866
     year exclusion period minus the           $235,000          $191,667
     EPA adjusted partial withdrawals
     for all previous partial
     withdrawals = $100,000 - $8,333 =
     $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199


--------------------------------------------------------------------------------
 64  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period      $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period            $0.45   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end
  of period (000 omitted)                             126     156     276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period            $0.93   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end
  of period (000 omitted)                             688   1,006   1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period      $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period            $0.60   $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at end
  of period (000 omitted)                             363     517     863     934     882     881     893   1,003     741      47
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $0.94   $1.18   $1.14   $1.11   $1.10   $1.07   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.01   $0.94   $1.18   $1.14   $1.11   $1.10   $1.07   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             654     740     898     971     927     861     792     241      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $0.77   $1.43   $1.36   $1.25   $1.20   $1.14   $1.00   $1.00      --      --
Accumulation unit value at end of period            $1.07   $0.77   $1.43   $1.36   $1.25   $1.20   $1.14   $1.00      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              55      70      69      59      48      40      30      10      --      --
*Evergreen VA Diversified Capital Builder Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $0.98   $1.41   $1.37   $1.31   $1.34   $1.25   $1.08   $1.00      --      --
Accumulation unit value at end of period            $1.29   $0.98   $1.41   $1.37   $1.31   $1.34   $1.25   $1.08      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             151     221     353     465     487     470     285      --      --      --
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period      $1.13   $1.70   $1.59   $1.43   $1.33   $1.23   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.52   $1.13   $1.70   $1.59   $1.43   $1.33   $1.23   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             470     528     565     584     567     267     152       3      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.12   $1.93   $1.76   $1.60   $1.52   $1.35   $0.99   $1.00      --      --
Accumulation unit value at end of period            $1.55   $1.12   $1.93   $1.76   $1.60   $1.52   $1.35   $0.99      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              64      97     102     107     109      74      36       8      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period      $1.05   $1.42   $1.40   $1.30   $1.30   $1.21   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.57   $1.05   $1.42   $1.40   $1.30   $1.30   $1.21   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             204     232     269     294     297     327     252      95      --      --
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.30   $2.25   $1.98   $1.63   $1.42   $1.21   $0.93   $1.00      --      --
Accumulation unit value at end of period            $1.49   $1.30   $2.25   $1.98   $1.63   $1.42   $1.21   $0.93      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             237     227     294     327     333     336     225      31      --      --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.20   $1.68   $1.52   $1.45   $1.41   $1.33   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.71   $1.20   $1.68   $1.52   $1.45   $1.41   $1.33   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             314     348     449     462     480     368     237      86      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  65

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period      $1.18   $1.74   $1.91   $1.59   $1.45   $1.22   $0.95   $1.00      --      --
Accumulation unit value at end of period            $1.51   $1.18   $1.74   $1.91   $1.59   $1.45   $1.22   $0.95      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             441     494     627     667     696     581     380      75      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period            $1.41   $1.05   $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,505   1,719   1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75   $1.00      --      --
Accumulation unit value at end of period            $0.91   $0.72   $1.38   $1.10   $1.05   $1.00   $0.98   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              79     113     149     130     135     139     127      18      --      --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period            $1.76   $1.27   $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             628     721     821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period      $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.31   $1.02   $1.54   $1.60   $1.38   $1.28   $1.05   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             219     285     324     313     315     231     169      24      --      --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period            $1.43   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,983   2,405   3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period      $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period            $1.26   $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                             583     835   1,046   1,146   1,113   1,058     734     513     324      22
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period            $0.90   $0.61   $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             748     743     806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/30/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.92   $1.62   $1.47   $1.40   $1.30   $1.24   $0.97   $1.00      --      --
Accumulation unit value at end of period            $1.10   $0.92   $1.62   $1.47   $1.40   $1.30   $1.24   $0.97      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               6       6      15      11      11      11      12      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/21/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period      $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period            $1.15   $0.82   $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              72      64      58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period            $1.01   $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                             197     204     314     454     474     495     388     165     115      27
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period            $1.35   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,849   2,581   3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period      $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period            $2.31   $1.76   $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              33      60     136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.03   $0.72   $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             274     315     318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 66  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period            $1.44   $1.04   $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             210     287     384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/21/2002)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period      $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.50   $1.28   $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,221   1,572   1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.34   $0.99   $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             205     221     249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (08/30/2002)
Accumulation unit value at beginning of period      $1.12   $1.36   $1.38   $1.36   $1.21   $1.14   $0.98   $1.00      --      --
Accumulation unit value at end of period            $1.39   $1.12   $1.36   $1.38   $1.36   $1.21   $1.14   $0.98      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               8       8      18      27      28      22      20      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period      $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period            $0.96   $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end
  of period (000 omitted)                             212     278     376     343     383     455     530     379     287      --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period      $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period            $1.20   $0.97   $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             300     325     392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (05/30/2000)
Accumulation unit value at beginning of period      $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period            $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end
  of period (000 omitted)                             492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.00%) and (0.99%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period            $1.27   $1.12   $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             713     743   1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/21/2002)
Accumulation unit value at beginning of period      $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period            $1.36   $1.08   $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             356     367     455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period      $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period            $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             307     325     354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (08/30/2002)
Accumulation unit value at beginning of period      $0.89   $1.62   $1.44   $1.46   $1.33   $1.24   $1.02   $1.00      --      --
Accumulation unit value at end of period            $1.43   $0.89   $1.62   $1.44   $1.46   $1.33   $1.24   $1.02      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               1       1       1       1       1       1       1      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period      $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period            $1.27   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end
  of period (000 omitted)                             373     561     759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/21/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period            $1.38   $1.02   $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                              62      68      80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period      $1.08   $1.69   $1.75   $1.52   $1.48   $1.27   $0.98   $1.00      --      --
Accumulation unit value at end of period            $1.37   $1.08   $1.69   $1.75   $1.52   $1.48   $1.27   $0.98      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             120     113     111     125     144     139      57       1      --      --
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  67

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period      $1.17   $1.74   $1.72   $1.49   $1.38   $1.22   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.44   $1.17   $1.74   $1.72   $1.49   $1.38   $1.22   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                             263     304     334     329     325     275      74       2      --      --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (08/30/2002)
Accumulation unit value at beginning of period      $1.41   $2.30   $2.80   $2.05   $1.77   $1.31   $0.96   $1.00      --      --
Accumulation unit value at end of period            $1.80   $1.41   $2.30   $2.80   $2.05   $1.77   $1.31   $0.96      --      --
Number of accumulation units outstanding at end
  of period (000 omitted)                               4       4      27      39      45      22      18      --      --      --
---------------------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (01/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                $0.95   $1.85   $1.57   $1.47   $1.45   $1.40   $1.00
Accumulation unit value at end of period                      $1.43   $0.95   $1.85   $1.57   $1.47   $1.45   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  12      37      64      80      86      87       9
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.75   $1.70   $1.48   $1.44   $1.32   $1.00
Accumulation unit value at end of period                      $1.20   $1.02   $1.75   $1.70   $1.48   $1.44   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33      28      31      31      31      30      47
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                $0.96   $1.62   $1.45   $1.49   $1.32   $1.24   $1.00
Accumulation unit value at end of period                      $1.29   $0.96   $1.62   $1.45   $1.49   $1.32   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  12      12      41      19      19      20       3
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $0.86   $1.09   $1.06   $1.04   $1.04   $1.02   $1.00
Accumulation unit value at end of period                      $0.92   $0.86   $1.09   $1.06   $1.04   $1.04   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 205     268     370     370     418     306     185
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.74   $1.39   $1.33   $1.23   $1.20   $1.15   $1.00
Accumulation unit value at end of period                      $1.02   $0.74   $1.39   $1.33   $1.23   $1.20   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  14      25      25      26      40      40      20
*Evergreen VA Diversified Capital Builder Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.85   $1.23   $1.21   $1.17   $1.20   $1.13   $1.00
Accumulation unit value at end of period                      $1.11   $0.85   $1.23   $1.21   $1.17   $1.20   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 129     162     237     244     252     167      60
*Evergreen VA Diversified Income Builder Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.15   $1.75   $1.65   $1.49   $1.40   $1.31   $1.00
Accumulation unit value at end of period                      $1.53   $1.15   $1.75   $1.65   $1.49   $1.40   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  60      87     121     128     142      76      35
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.10   $1.91   $1.76   $1.62   $1.55   $1.39   $1.00
Accumulation unit value at end of period                      $1.51   $1.10   $1.91   $1.76   $1.62   $1.55   $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  46      50      73      77      90      45      18
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $0.95   $1.30   $1.29   $1.21   $1.22   $1.15   $1.00
Accumulation unit value at end of period                      $1.41   $0.95   $1.30   $1.29   $1.21   $1.22   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  94     113     170     177     175     111      95
*Evergreen VA High Income Fund - Class 2 liquidated on April 30, 2010.
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.38   $2.42   $2.15   $1.78   $1.57   $1.34   $1.00
Accumulation unit value at end of period                      $1.57   $1.38   $2.42   $2.15   $1.78   $1.57   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  64      67      87      78      64      45      28
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.21   $1.70   $1.55   $1.49   $1.47   $1.40   $1.00
Accumulation unit value at end of period                      $1.71   $1.21   $1.70   $1.55   $1.49   $1.47   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  77      95     133     142     154     113      29
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 68  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.21   $1.80   $1.99   $1.67   $1.54   $1.31   $1.00
Accumulation unit value at end of period                      $1.54   $1.21   $1.80   $1.99   $1.67   $1.54   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  60      76     102     124     102     111      54
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.19   $2.11   $1.84   $1.68   $1.47   $1.30   $1.00
Accumulation unit value at end of period                      $1.58   $1.19   $2.11   $1.84   $1.68   $1.47   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,641   2,452   2,368   2,760   1,602     814     205
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $0.94   $1.82   $1.47   $1.40   $1.35   $1.34   $1.00
Accumulation unit value at end of period                      $1.18   $0.94   $1.82   $1.47   $1.40   $1.35   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  26      27      27      13      21       7       5
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.45   $2.45   $2.16   $1.96   $1.69   $1.38   $1.00
Accumulation unit value at end of period                      $1.99   $1.45   $2.45   $2.16   $1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 607     861     608     488     330     213     143
-------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.28   $1.95   $2.04   $1.77   $1.66   $1.37   $1.00
Accumulation unit value at end of period                      $1.63   $1.28   $1.95   $2.04   $1.77   $1.66   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  75      87      91      94      88      85      50
-------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.10   $1.77   $1.75   $1.50   $1.38   $1.25   $1.00
Accumulation unit value at end of period                      $1.36   $1.10   $1.77   $1.75   $1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 279     398     502     611     526     516     349
-------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.33   $2.27   $2.00   $1.68   $1.55   $1.34   $1.00
Accumulation unit value at end of period                      $1.79   $1.33   $2.27   $2.00   $1.68   $1.55   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 111     158     194     186     154     105      44
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. BASIC VALUE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $0.79   $1.67   $1.68   $1.52   $1.46   $1.35   $1.00
Accumulation unit value at end of period                      $1.14   $0.79   $1.67   $1.68   $1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 132     148     151     164     179     110      27
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $0.93   $1.65   $1.50   $1.44   $1.35   $1.30   $1.00
Accumulation unit value at end of period                      $1.10   $0.93   $1.65   $1.50   $1.44   $1.35   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  59      68     100     425      51      40      --
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (01/29/2003)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                $1.06   $2.03   $1.88   $1.64   $1.53   $1.35   $1.00
Accumulation unit value at end of period                      $1.47   $1.06   $2.03   $1.88   $1.64   $1.53   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  22      22      32      32      32      33       1
-------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $0.95   $1.60   $1.59   $1.43   $1.39   $1.33   $1.00
Accumulation unit value at end of period                      $1.51   $0.95   $1.60   $1.59   $1.43   $1.39   $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  18      22      24      24      22      21      --
-------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.09   $1.43   $1.40   $1.28   $1.27   $1.17   $1.00
Accumulation unit value at end of period                      $1.26   $1.09   $1.43   $1.40   $1.28   $1.27   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 370     439     545     531     435     401     240
-------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.87   $3.06   $2.44   $1.90   $1.66   $1.30   $1.00
Accumulation unit value at end of period                      $2.43   $1.87   $3.06   $2.44   $1.90   $1.66   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  13      30      73      89      94      97      12
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $0.89   $1.66   $1.49   $1.41   $1.37   $1.31   $1.00
Accumulation unit value at end of period                      $1.25   $0.89   $1.66   $1.49   $1.41   $1.37   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 266     283     299     314     284     126      59
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  69

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.34   $2.28   $2.19   $1.90   $1.70   $1.46   $1.00
Accumulation unit value at end of period                      $1.83   $1.34   $2.28   $2.19   $1.90   $1.70   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  38      38      41      42      15      12       4
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (01/29/2003)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                $1.09   $1.30   $1.20   $1.14   $1.14   $1.07   $1.00
Accumulation unit value at end of period                      $1.26   $1.09   $1.30   $1.20   $1.14   $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,444   3,043   3,205   2,256   1,716     851     141
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.20   $1.97   $2.04   $1.81   $1.68   $1.44   $1.00
Accumulation unit value at end of period                      $1.61   $1.20   $1.97   $2.04   $1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      35      40      30      40      33      29
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.11   $1.36   $1.40   $1.38   $1.25   $1.19   $1.00
Accumulation unit value at end of period                      $1.37   $1.11   $1.36   $1.40   $1.38   $1.25   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  78     100     157     167     158     148      10
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $0.92   $1.52   $1.65   $1.45   $1.40   $1.29   $1.00
Accumulation unit value at end of period                      $1.17   $0.92   $1.52   $1.65   $1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       7       7       2       2      --
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.24   $2.25   $2.12   $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                      $1.52   $1.24   $2.25   $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33      44      47      53      51      54      41
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (01/29/2003)
Accumulation unit value at beginning of period                $1.04   $1.04   $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.02   $1.04   $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,258     372     137      91      70     179      55
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.85%) and (1.83%), respectively.
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.02   $1.11   $1.07   $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.15   $1.02   $1.11   $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,966   3,519   3,241     547     165     169      63
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $1.35   $2.32   $2.18   $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                      $1.69   $1.35   $2.32   $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,165   1,880   1,267   1,033     512      31       9
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                $0.71   $1.25   $1.24   $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                      $0.87   $0.71   $1.25   $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,020   1,054   1,103   1,183   1,307     818      --
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $0.86   $1.59   $1.43   $1.45   $1.35   $1.26   $1.00
Accumulation unit value at end of period                      $1.38   $0.86   $1.59   $1.43   $1.45   $1.35   $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  98     139     136     158     161     118      --
-------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (01/29/2003)
Accumulation unit value at beginning of period                $0.99   $1.03   $1.00   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.02   $0.99   $1.03   $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,118     628     589     641     492     399     234
-------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (01/29/2003)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $1.26   $1.88   $2.02   $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                      $1.69   $1.26   $1.88   $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 510     605     687     648     720     337       3
-------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.06   $1.68   $1.75   $1.53   $1.50   $1.30   $1.00
Accumulation unit value at end of period                      $1.33   $1.06   $1.68   $1.75   $1.53   $1.50   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,790   2,105   1,977   1,995   1,445     538      25
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 70  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2009    2008    2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.18   $1.78   $1.77   $1.55   $1.44   $1.29   $1.00
Accumulation unit value at end of period                      $1.44   $1.18   $1.78   $1.77   $1.55   $1.44   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  45      46      50      51      30      17       3
-------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.47   $2.41   $2.96   $2.18   $1.90   $1.42   $1.00
Accumulation unit value at end of period                      $1.85   $1.47   $2.41   $2.96   $2.18   $1.90   $1.42
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   6       6       6       6      --      12      12
-------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  71

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 72  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


45272 P (4/10)

PROSPECTUS


APRIL 30, 2010


WELLS FARGO

ADVANTAGE(R) SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)

Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)


Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust
Wells Fargo Variable Trust


NEW WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.


Contracts with applications signed prior to May 1, 2006 with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Purchase payment credits are not available on contracts with applications signed on or after May 1, 2006 in most states. Ask your investment professional whether purchase payment credits are available under your contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule. (See "Buying Your Contract -- Purchase Payment Credits").


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.


--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


--------------------------------------------------------------------------------
 2  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus..

TABLE OF CONTENTS


KEY TERMS...................................    4
THE CONTRACT IN BRIEF.......................    6
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................   15
FINANCIAL STATEMENTS........................   15
THE VARIABLE ACCOUNT AND THE FUNDS..........   15
GUARANTEE PERIOD ACCOUNTS (GPAS)............   23
THE FIXED ACCOUNT...........................   24
BUYING YOUR CONTRACT........................   26
CHARGES.....................................   29
VALUING YOUR INVESTMENT.....................   35
MAKING THE MOST OF YOUR CONTRACT............   37
WITHDRAWALS.................................   47
TSA -- SPECIAL PROVISIONS...................   48
CHANGING OWNERSHIP..........................   49
BENEFITS IN CASE OF DEATH...................   49
OPTIONAL BENEFITS...........................   52
THE ANNUITY PAYOUT PERIOD...................   75
TAXES.......................................   77
VOTING RIGHTS...............................   81
SUBSTITUTION OF INVESTMENTS.................   81
ABOUT THE SERVICE PROVIDERS.................   81
ADDITIONAL INFORMATION......................   83
APPENDICES TABLE OF CONTENT AND
  CROSS-REFERENCE TABLE.....................   84
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............   85
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT RIDER FEE..........   87
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES...   88
APPENDIX D: EXAMPLE -- DEATH BENEFITS.......   93
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER......   96
APPENDIX F: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT FOR LIFE
  RIDER.....................................   97
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER -- ADDITIONAL RMD DISCLOSURE...   99
APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT --
  RIDER B DISCLOSURE........................  101
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE........  106
APPENDIX J: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT RIDER........  107
APPENDIX K: EXAMPLE --
  INCOME ASSURER BENEFIT RIDERS.............  109
APPENDIX L: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  114
APPENDIX M: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  116
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  118
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  125





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                 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  3

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KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: For contracts with applications signed prior to May 1, 2006 with a seven-year withdrawal charge schedule only, an addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment. Purchase payment credits are not be available on contracts with applications signed on or after May 1, 2006 in most states.



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 4  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


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                 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  5

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THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).



It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.




ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")


- DCA fixed account, if part of your contract, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account").


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts").

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")


OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a Portfolio Navigator program (PN program) model portfolio or investment option which may


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 6  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See "Optional Benefits").

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death").


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period").


TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


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                 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  7

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EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.


             SEVEN-YEAR SCHEDULE                             FIVE-YEAR SCHEDULE*
 YEARS FROM PURCHASE      WITHDRAWAL CHARGE      YEARS FROM PURCHASE      WITHDRAWAL CHARGE
   PAYMENT RECEIPT           PERCENTAGE            PAYMENT RECEIPT           PERCENTAGE
          1                       8%                      1                       8%

          2                       8                       2                       7

          3                       7                       3                       6

          4                       7                       4                       4

          5                       6                       5                       2

          6                       5                       Thereafter              0

          7                       3

          Thereafter              0


*   The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

Return of Purchase Payment (ROP) Death
Benefit                                             0.90%                         0.15%                        1.05%

Maximum Anniversary Value (MAV) Death
Benefit                                             1.10                          0.15                         1.25

5% Accumulation Death Benefit                       1.25                          0.15                         1.40

Enhanced Death Benefit                              1.30                          0.15                         1.45

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.05                          0.15                         1.20

MAV Death Benefit                                   1.25                          0.15                         1.40

5% Accumulation Death Benefit                       1.40                          0.15                         1.55

Enhanced Death Benefit                              1.45                          0.15                         1.60





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 8  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS



                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
                                              EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES

ROP Death Benefit                                   1.00%                         0.15%                        1.15%

MAV Death Benefit                                   1.20                          0.15                         1.35

5% Accumulation Death Benefit                       1.35                          0.15                         1.50

Enhanced Death Benefit                              1.40                          0.15                         1.55

NONQUALIFIED ANNUITIES

ROP Death Benefit                                   1.15                          0.15                         1.30

MAV Death Benefit                                   1.35                          0.15                         1.50

5% Accumulation Death Benefit                       1.50                          0.15                         1.65

Enhanced Death Benefit                              1.55                          0.15                         1.70


FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE



QUALIFIED ANNUITIES

ROP Death Benefit                                      1.20%                           0.15%                          1.35%

MAV Death Benefit                                      1.40                            0.15                           1.55

5% Accumulation Death Benefit                          1.55                            0.15                           1.70

Enhanced Death Benefit                                 1.60                            0.15                           1.75

NONQUALIFIED ANNUITIES

ROP Death Benefit                                      1.35                            0.15                           1.50

MAV Death Benefit                                      1.55                            0.15                           1.70

5% Accumulation Death Benefit                          1.70                            0.15                           1.85

Enhanced Death Benefit                                 1.75                            0.15                           1.90


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS
If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires participation in the PN program. The fees apply only if you elect one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


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                 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  9

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

INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(1)
BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


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 10  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                2.05%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55%      0.25%    0.08%           --%          0.88%


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP Inflation Protection, Class II               0.48       0.25     0.01            --           0.74


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.11          0.01           1.12
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.05            --           1.05
Service Shares


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(1)
2


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.07            --           0.79


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(2)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(3)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(4)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(5)


Putnam VT Small Cap Value Fund - Class IB Shares                 0.63       0.25     0.22          0.05           1.15(5)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)

RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(6)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(6)
(Class 3)




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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  11

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22%      0.13%    0.15%           --%          0.50%(6)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(6)
Fund (Class 3)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(6)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(6)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(7)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(7),(8)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(7)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(7),(8)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(7)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(7),(8)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(7)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(7),(8)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(7)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(7),(8)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Wanger USA                                                       0.86         --     0.12            --           0.98


Wells Fargo Advantage VT C&B Large Cap Value Fund                0.55       0.25     0.83            --           1.63(9)


Wells Fargo Advantage VT Equity Income Fund                      0.55       0.25     0.38            --           1.18(9)


Wells Fargo Advantage VT Index Asset Allocation Fund             0.55       0.25     0.27            --           1.07(9)
(previously Wells Fargo Advantage VT Asset Allocation Fund)


Wells Fargo Advantage VT International Core Fund                 0.75       0.25     1.04          0.01           2.05(9)

Wells Fargo Advantage VT Large Company Core Fund                 0.55       0.25     1.09            --           1.89(9)

Wells Fargo Advantage VT Large Company Growth Fund               0.55       0.25     0.40            --           1.20(9)

Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26          0.01           1.27(9)

Wells Fargo Advantage VT Total Return Bond Fund                  0.42       0.25     0.53          0.01           1.21(9)







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (2) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (3) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (4) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.


 (5) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (6) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).



--------------------------------------------------------------------------------
 12  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

 (7) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


 (8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


 (9) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually agreed through April 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed: 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund, 1.01% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 1.21% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.91% for Wells Fargo Advantage VT Total Return Bond Fund. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.



--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  13

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,444      $2,648      $3,874      $6,690           $644       $1,948      $3,274      $6,690

Seven-year
withdrawal charge
schedule for
all other
contracts             1,454       2,677       3,920       6,768            654        1,977       3,320       6,768

Five-year
withdrawal charge
schedule              1,475       2,635       3,611       6,920            675        2,035       3,411       6,920






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,429      $2,604      $3,805      $6,573           $629       $1,904      $3,205      $6,573

Seven-year
withdrawal charge
schedule for
all other
contracts             1,439       2,633       3,851       6,651            639        1,933       3,251       6,651

Five-year
withdrawal charge
schedule              1,460       2,591       3,542       6,806            660        1,991       3,342       6,806



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $1,014      $1,358      $1,723      $2,387           $214        $658       $1,123      $2,387

Seven-year
withdrawal charge
schedule for
all other
contracts             1,025       1,389       1,775       2,494            225         689        1,175       2,494

Five-year
withdrawal charge
schedule              1,045       1,351       1,479       2,705            245         751        1,279       2,705






QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Seven-year
withdrawal charge
schedule for
contracts with
applications
signed on or
after May 1, 2006
and if available
in your state        $  999      $1,311      $1,644      $2,225           $199        $611       $1,044      $2,225

Seven-year
withdrawal charge
schedule for
all other
contracts             1,009       1,342       1,696       2,333            209         642        1,096       2,333

Five-year
withdrawal charge
schedule              1,030       1,304       1,401       2,547            230         704        1,201       2,547




(1) In these examples, the contract administrative charge is $40.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------
 14  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find our unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS 15 subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. (See "Revenue we received from the funds may create potential conflicts of interest.") These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


--------------------------------------------------------------------------------
 16  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  17

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
AllianceBernstein      Seeks long-term growth of capital.            AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
---------------------------------------------------------------------------------------------

AllianceBernstein      Seeks long-term growth of capital.            AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
---------------------------------------------------------------------------------------------

American Century VP    The Fund pursues long-term total return       American Century
Inflation              using a strategy that seeks to protect        Investment Management,
Protection, Class II   against U.S. inflation.                       Inc.
---------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth. Income is a   American Century
Value, Class II        secondary objective.                          Investment Management,
                                                                     Inc.
---------------------------------------------------------------------------------------------

Dreyfus Investment     Seeks capital appreciation.                   The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
---------------------------------------------------------------------------------------------

Dreyfus Variable       Seeks long-term capital growth consistent     The Dreyfus Corporation;
Investment Fund        with the preservation of capital. Its         Fayez Sarofim & Co.,
Appreciation           secondary goal is current income.             sub-adviser.
Portfolio, Service
Shares
---------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term capital appreciation.         Fidelity Management &
Contrafund(R)          Normally invests primarily in common          Research Company (FMR),
Portfolio Service      stocks. Invests in securities of companies    investment manager; FMR
Class 2                whose value it believes is not fully          U.K. and FMR Far East,
                       recognized by the public. Invests in either   sub-advisers.
                       "growth" stocks or "value" stocks or both.
                       The fund invests in domestic and foreign
                       issuers.
---------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid    Seeks long-term growth of capital. Normally   FMR, investment manager;
Cap Portfolio          invests primarily in common stocks.           FMR U.K., FMR Far East,
Service Class 2        Normally invests at least 80% of assets in    sub-advisers.
                       securities of companies with medium market
                       capitalizations. May invest in companies
                       with smaller or larger market
                       capitalizations. Invests in domestic and
                       foreign issuers. The Fund invests in either
                       "growth" or "value" common stocks or both.
---------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term growth of capital. Normally   FMR, investment manager;
Overseas Portfolio     invests primarily in common stocks            FMR U.K., FMR Far East,
Service Class 2        allocating investments across different       Fidelity International
                       countries and regions. Normally invests at    Investment Advisors
                       least 80% of assets in non-U.S. securities.   (FIIA) and FIIA U.K.,
                                                                     sub-advisers.
---------------------------------------------------------------------------------------------

FTVIPT Franklin        Seeks high total return.                      Franklin Templeton
Global Real Estate                                                   Institutional, LLC
Securities
Fund - Class 2
---------------------------------------------------------------------------------------------

FTVIPT Franklin        Seeks to maximize income while maintaining    Franklin Advisers, Inc.
Income Securities      prospects for capital appreciation.
Fund - Class 2
---------------------------------------------------------------------------------------------

FTVIPT Templeton       Seeks high current income consistent with     Franklin Advisers, Inc.
Global Bond            preservation of capital, with capital
Securities             appreciation as a secondary consideration.
Fund - Class 2
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 18  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
Goldman Sachs VIT      Seeks long-term capital appreciation.         Goldman Sachs Asset
Mid Cap Value                                                        Management, L.P.
Fund - Institutional
Shares
---------------------------------------------------------------------------------------------

Invesco V.I. Capital   Seeks growth of capital.                      Invesco Advisers, Inc.
Appreciation Fund,
Series II Shares
(previously AIM V.I.
Capital Appreciation
Fund, Series II
Shares)
---------------------------------------------------------------------------------------------

Invesco V.I. Capital   Seeks long-term growth of capital.            Invesco Advisers, Inc.
Development Fund,
Series II Shares
(previously AIM V.I.
Capital Development
Fund, Series II
Shares)
---------------------------------------------------------------------------------------------

Oppenheimer Global     Seeks long-term capital appreciation.         OppenheimerFunds, Inc.
Securities Fund/VA,
Service Shares
---------------------------------------------------------------------------------------------

Oppenheimer Global     Seeks high level of current income            OppenheimerFunds, Inc.
Strategic Income       principally derived from interest on debt
Fund/VA, Service       securities.
Shares (previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
---------------------------------------------------------------------------------------------

Oppenheimer Main       Seeks capital appreciation.                   OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
---------------------------------------------------------------------------------------------

Putnam VT Global       Seeks capital appreciation.                   Putnam Investment
Health Care                                                          Management, LLC
Fund - Class IB
Shares
---------------------------------------------------------------------------------------------

Putnam VT Small Cap    Seeks capital appreciation.                   Putnam Investment
Value Fund - Class                                                   Management, LLC
IB Shares
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks maximum current income consistent       RiverSource Investments,
Variable               with liquidity and stability of principal.    LLC
Portfolio - Cash
Management Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income while      RiverSource Investments,
Variable               attempting to conserve the value of the       LLC
Portfolio -            investment for the longest period of time.
Diversified Bond
Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income and, as    RiverSource Investments,
Variable               a secondary goal, steady growth of capital.   LLC
Portfolio -
Diversified Equity
Income Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks capital appreciation.                   RiverSource Investments,
Variable                                                             LLC
Portfolio - Dynamic
Equity Fund (Class
3)
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  19

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST RiverSource       Non-diversified fund that seeks total         RiverSource Investments,
Variable               return that exceeds the rate of inflation     LLC
Portfolio - Global     over the long-term.
Inflation Protected
Securities Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high current income, with capital       RiverSource Investments,
Variable               growth as a secondary objective.              LLC
Portfolio - High
Yield Bond Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks growth of capital.                      RiverSource Investments,
Variable                                                             LLC
Portfolio - Mid Cap
Growth Fund (Class
3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks long-term capital appreciation.         RiverSource Investments,
Variable                                                             LLC
Portfolio - S&P 500
Index Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST RiverSource       Seeks high level of current income and        RiverSource Investments,
Variable               safety of principal consistent with           LLC
Portfolio - Short      investment in U.S. government and
Duration U.S.          government agency securities.
Government Fund
(Class 3)
---------------------------------------------------------------------------------------------

RVST Seligman          Seeks long-term capital growth.               RiverSource Investments,
Variable                                                             LLC
Portfolio - Growth
Fund (Class 3)
---------------------------------------------------------------------------------------------

RVST Threadneedle      Seeks long-term capital growth.               RiverSource Investments,
Variable                                                             LLC, adviser;
Portfolio - Emerging                                                 Threadneedle
Markets Fund (Class                                                  International Limited,
3)                                                                   an indirect wholly-owned
                                                                     subsidiary of Ameriprise
                                                                     Financial, sub-adviser.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks long-term growth of capital.            RiverSource Investments,
Portfolio - Goldman                                                  LLC, adviser; Systematic
Sachs Mid Cap Value                                                  Financial Management,
Fund (Class 3)                                                       L.P. and WEDGE Capital
(previously RVST                                                     Management L.L.P., sub-
RiverSource Partners                                                 advisers.
Variable
Portfolio - Select
Value Fund)
---------------------------------------------------------------------------------------------

RVST Variable          Seeks long-term capital appreciation.         RiverSource Investments,
Portfolio - Partners                                                 LLC, adviser; Barrow,
Small Cap Value Fund                                                 Hanley, Mewhinney &
(Class 3)                                                            Strauss, Inc., Denver
(previously RVST                                                     Investment Advisors LLC,
RiverSource Partners                                                 Donald Smith & Co.,
Variable                                                             Inc., River Road Asset
Portfolio - Small                                                    Management, LLC and
Cap Value Fund)                                                      Turner Investment
                                                                     Partners, Inc.,
                                                                     subadvisers.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with an aggressive level of        LLC
Aggressive             risk. This is a "fund of funds" and seeks
Portfolio              to achieve its objective by investing in a
(Class 2)              combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in equity securities and also
                       invests a small amount in underlying funds
                       that invest in fixed income securities.
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 20  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with an aggressive level of        LLC
Aggressive             risk. This is a "fund of funds" and seeks
Portfolio (Class 4)    to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in equity securities and also
                       invests a small amount in underlying funds
                       that invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a conservative level of       LLC
Conservative           risk. This is a "fund of funds" and seeks
Portfolio (Class 2)    to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a conservative level of       LLC
Conservative           risk. This is a "fund of funds" and seeks
Portfolio (Class 4)    to achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in underlying funds that
                       invest in fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio - Moderate   consistent with a moderate level of risk.     LLC
Portfolio (Class 2)    This is a "fund of funds" and seeks to
                       achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in fixed
                       income securities and underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio - Moderate   consistent with a moderate level of risk.     LLC
Portfolio (Class 4)    This is a "fund of funds" and seeks to
                       achieve its objective by investing in a
                       combination of underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in fixed
                       income securities and underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately aggressive       LLC
Moderately             level of risk. This is a "fund of funds"
Aggressive             and seeks to achieve its objective by
Portfolio (Class 2)    investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in equity
                       securities and also invests a moderate
                       amount in underlying funds that invest in
                       fixed income securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately aggressive       LLC
Moderately             level of risk. This is a "fund of funds"
Aggressive             and seeks to achieve its objective by
Portfolio (Class 4)    investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in equity
                       securities and also invests a moderate
                       amount in underlying funds that invest in
                       fixed income securities.
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  21

---------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES             INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately conservative     LLC
Moderately             level of risk. This is a "fund of funds"
Conservative           and seeks to achieve its objective by
Portfolio (Class 2)    investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in fixed
                       income securities and also invests a
                       moderate amount in underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

RVST Variable          Seeks high level of total return that is      RiverSource Investments,
Portfolio -            consistent with a moderately conservative     LLC
Moderately             level of risk. This is a "fund of funds"
Conservative           and seeks to achieve its objective by
Portfolio (Class 4)    investing in a combination of underlying
                       funds. The fund invests primarily in
                       underlying funds that invest in fixed
                       income securities and also invests a
                       moderate amount in underlying funds that
                       invest in equity securities.
---------------------------------------------------------------------------------------------

Van Kampen Life        Seeks capital growth and income through       Van Kampen Asset
Investment Trust       investments in equity securities, including   Management
Comstock Portfolio,    common stocks, preferred stocks and
Class II Shares        securities convertible into common and
                       preferred stocks.
---------------------------------------------------------------------------------------------

Wanger USA             Seeks long-term capital appreciation.         Columbia Wanger Asset
                                                                     Management, L.P.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks maximum long-term total return          Wells Fargo Funds
Advantage VT C&B       (current income and capital appreciation)     Management, LLC,
Large Cap Value Fund   consistent with minimizing risk to            adviser; Cooke & Bieler,
                       principal.                                    L.P., sub-adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Equity    capital appreciation and current income.      Management, LLC,
Income Fund                                                          adviser; Wells Capital
                                                                     Management Incorporated,
                                                                     sub-adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Index     capital appreciation and current income.      Management, LLC,
Asset Allocation                                                     adviser; Wells Capital
Fund (previously                                                     Management Incorporated,
Wells Fargo                                                          sub-adviser.
Advantage VT Asset
Allocation Fund)
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT           capital appreciation and current income.      Management, LLC,
International Core                                                   adviser; Wells Capital
Fund                                                                 Management Incorporated,
                                                                     sub-adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Large     capital appreciation and current income.      Management, LLC,
Company Core Fund                                                    adviser; Matrix Asset
                                                                     Advisors, Inc., sub-
                                                                     adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Large     capital appreciation and current income.      Management, LLC,
Company Growth Fund                                                  adviser; Peregrine
                                                                     Capital Management,
                                                                     Inc., sub-adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Small     capital appreciation and current income.      Management, LLC,
Cap Growth Fund                                                      adviser; Wells Capital
                                                                     Management Incorporated,
                                                                     sub-adviser.
---------------------------------------------------------------------------------------------

Wells Fargo            Seeks long-term total return, consisting of   Wells Fargo Funds
Advantage VT Total     capital appreciation and current income.      Management, LLC,
Return Bond Fund                                                     adviser; Wells Capital
                                                                     Management Incorporated,
                                                                     sub-adviser.
---------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 22  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS 23 of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefits for Life rider or the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


- automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;



- amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect;




- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive


--------------------------------------------------------------------------------
 24 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


DCA FIXED ACCOUNT (APPLIES TO CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;


- the PN program model portfolio or investment option in effect;



- if no PN program model portfolio or investment option is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


- to the PN program model portfolio or investment option then in effect;



- if no PN program model portfolio or investment option is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  25

If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in a PN program while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program model portfolio or investment option in effect, or if no PN program model portfolio or investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you applied, you could have selected (if available in your state):



- GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;


- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years);

- a beneficiary;


- the optional PN program(1); and


- one of the following Death Benefits:

  - ROP Death Benefit;

  - MAV Death Benefit;

  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).


In addition, you could have also selected (if available in your state):



EITHER ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PN PROGRAM):


- Accumulation Protector Benefit rider

- Guarantor Withdrawal Benefit for Life rider

- Income Assurer Benefit - MAV rider

- Income Assurer Benefit - 5% Accumulation Benefit Base rider

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

- Benefit Protector Death Benefit rider(3)

- Benefit Protector Plus Death Benefit rider(3)

(1) There is no additional charge for this feature.
(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


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 26  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.



We applied your purchase payment to the GPAs, the one-year fixed account, DCA fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.


BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  27

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.



MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider, subject to state restrictions.

For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts. This maximum applies to IRAs, Roth IRAs, and SEP plans

(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
Purchase payment credits are not available for:

- contracts with a five-year withdrawal charge schedule.


- contracts with a seven-year withdrawal charge schedule with applications signed on or after May 1, 2006, in most states. Ask your investment professional whether purchase payment credits are available under your contract.


All other contracts will receive a purchase payment credit on any purchase payment made to the contract. We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see
"Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.


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 28  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  29

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.



SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR
CONTRACTS WITH APPLICATIONS SIGNED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR
STATE                                             QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES
ROP Death Benefit                                         0.90%                             1.05%

MAV Death Benefit                                         1.10                              1.25

5% Accumulation Death Benefit                             1.25                              1.40

Enhanced Death Benefit                                    1.30                              1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL
  OTHER CONTRACTS

ROP Death Benefit                                         1.00%                             1.15%

MAV Death Benefit                                         1.20                              1.35

5% Accumulation Death Benefit                             1.35                              1.50

Enhanced Death Benefit                                    1.40                              1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                         1.20%                             1.35%

MAV Death Benefit                                         1.40                              1.55

5% Accumulation Death Benefit                             1.55                              1.70

Enhanced Death Benefit                                    1.60                              1.75



Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


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 30  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:


CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.


For an example, see Appendix C.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  31

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")


CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFIT CHARGES

ACCUMULATION PROTECTOR BENEFIT RIDER FEE

We deduct a charge of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



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 32  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each PN program model portfolio or investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee;



(b) you choose the spousal continuation step up after we have exercised our right to increase the rider fee;



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee;



(d) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to charge a separate rider charge for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your PN program model portfolio or investment option to one that causes the rider fee to increase.



The charge does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE

We deduct an annual charge of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.



Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider fee will not change until the end of the waiting period. The fee will be based on the fee in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program model portfolio or investment option;



(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(c) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up, or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  33
only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE
THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.


We deduct an annual charge of 0.55% of contract value for this optional feature only if you select it. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum fee of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider fee. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider fee will not change until the third contract anniversary, when it will change to the fee that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your PN program model portfolio or investment option;



(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider fee;



(c) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program model portfolio or investment option.





If you choose the annual or spousal continuation elective step up or change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT RIDER FEE

We deduct a charge for this optional feature only if you select it. We determine the charge by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional
Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                              MAXIMUM              CURRENT

Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



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 34  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Income Assurer Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program model portfolio or investment option but not to exceed the maximum fees shown above. We cannot change the Income Assurer Benefit rider fee after the rider effective date, unless you change your PN program model portfolio or investment option after we have exercised our rights to increase the rider charge and/or charge a separate fee for PN program each model portfolio or investment option. If you choose to change your model portfolio or investment option after we have exercised our rights to increase the rider fee for new contract owners, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.


For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFIT CHARGES


BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  35

THE FIXED ACCOUNT
THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and


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 36  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

- the fee for any of the following optional benefits you have selected:

  - Accumulation Protector Benefit rider;

  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.



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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  37

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below).



As long as you are not participating in a PN program, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.


ASSET ALLOCATION PROGRAM

For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.


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 38  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:

- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.

- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO YOUR CONTRACT. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS WITH APPLICATIONS SIGNED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have signed the application for your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for Contract Applications Signed Before May 10, 2010").



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  39

Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contract Applications Signed before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:



- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new investment option);



- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")



If you initially allocate qualifying purchase payments to the DCA Fixed Account, when available (see "The DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA Fixed Account into the investment option or model portfolio you have chosen.



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 40  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider.



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



- RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts with Applications Signed before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchased one of the optional living benefit riders you were required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options or model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: The Income Assurer Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  41

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  NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE
  PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select optional living benefit rider that requires your participation in the PN program, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio or investment option at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACT APPLICATIONS SIGNED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners with contract applications signed before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investments' role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form.



The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any


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individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  43
for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.




TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


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 44  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  45

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


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 46  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your
  Contract -- Portfolio Navigator Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.


- If you have a Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit

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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  47
for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed form Benefit Impact Acknowledgement showing the effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the surrender amount includes a purchase payment check that has not cleared;


  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


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 48  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (see "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit rider and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  49

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV


  PW = the amount by which the contract value is reduced as a result of the partial withdrawal.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                        PWT X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                            SV




PWT   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV    =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer of partial withdrawal.


The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT



The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:



1. contract value; or



2. total purchase payments applied to the contract minus adjusted partial withdrawals.



The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE


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 50  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.



MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:

1. contract value;

2. total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS 51 which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and the Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit rider, the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


ACCUMULATION PROTECTOR BENEFIT RIDER
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.


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 52  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the PN program if you purchased a contract with application signed on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006. The PN program and the asset allocation program limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;


- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;


- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and


- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your PN program model portfolio or investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").


Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option (or change from a PN program model portfolio to an investment option) after we have exercised our rights to increase


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the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:



- you purchase your contract on or after May 1, 2006;


- the rider is available in your state; and


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- you and the annuitant are 80 or younger on the date the contract is issued.


The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout before the annuity payouts begin and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.


Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).


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If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the model available portfolios or investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program."). You may allocate qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the model portfolio or investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios or investment options from which you can select based on the dollar amount of purchase payments you make.



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals are taxable


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  income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

For an example, see Appendix F.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:
PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.


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  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE
      APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal that payment's GBA to (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.


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- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.


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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone, and

- The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.


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See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.


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- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or

  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

  We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

  We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.


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Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


AT DEATH: If the contract value is greater than zero, then the Guarantor Withdrawal Benefit for Life rider will terminate when the death benefit becomes payable (see "Benefits in Case of Death"). The beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will

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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  63
  be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if(1):



- you purchase your contract on or after May 1, 2006(2) in those states where the Guarantor Withdrawal Benefit for Life rider is not available(3);


- you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.


(2) The disclosures in this section also apply to contract owners with applications signed on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

(3) Ask your investment professional if this rider is available in your state.


You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract


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 64  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Asset Allocation Program and Portfolio Navigator Program."). You may make qualifying purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen;



- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


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




THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


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  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  67

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- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

- The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the

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spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.


INCOME ASSURER BENEFIT RIDERS

There are three optional Income Assurer Benefit(R) riders available under your contract:


- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.



You should consider whether an Income Assurer Benefit rider is appropriate for you because:



- you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.



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




- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;



- you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- the 10-year waiting period may be restarted if you elect to change the model portfolio to one that causes the rider charge to increase (see
  "Charges -- Income Assurer Benefit");



- the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday; and



- you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see
"Charges -- Income Assurer Benefit Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life, the Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal, and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER
Rider exercise conditions are:


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- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;

- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + i)
------------  = Pt
    1.05



Pt-1    =  prior annuity payout
Pt      =  current annuity payout
i       =  annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.


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*   The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV


The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and any purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective

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date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor, less 5% adjusted excluded payments (described above).


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  73

For an example of how benefits under each Income Assurer Benefit rider are calculated, see Appendix K.


OPTIONAL DEATH BENEFITS

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix L.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is

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

determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                           PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
RIDER YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                    0%                                                       0%

Three and Four                                10%                                                    3.75%

Five or more                                  20%                                                     7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") plus:


                IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
RIDER YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One             Zero                                                  Zero

Two             40% x earnings at death (see above)                   15% x earnings at death

Three & Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                payment*)                                             payment*)

Five or more    40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)


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

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion


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  of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Optional Benefits -- Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.



ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")



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WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



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




For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year.

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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  79

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You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.



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TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  81

ALTHOUGH WE NO LONGER OFFER THE CONTRACT FOR SALE, YOU MAY CONTINUE TO MAKE PURCHASE PAYMENTS IF PERMITTED UNDER THE TERMS OF YOUR CONTRACT. WE PAY COMMISSIONS TO AN AFFILIATED SELLING FIRM OF UP TO 5.5% EACH TIME A PURCHASE PAYMENT IS MADE AS WELL AS SERVICE/TRAIL COMMISSIONS OF UP TO 0.25% OF THE CONTRACT VALUE BASED ON ANNUAL TOTAL CONTRACT VALUE FOR AS LONG AS THE CONTRACT REMAINS IN EFFECT. WE ALSO MAY PAY AN ADDITIONAL SALES COMMISSION OF UP TO 1% OF PURCHASE PAYMENTS OF PURCHASE PAYMENTS FOR A PERIOD OF TIME WE SELECT. THESE COMMISSIONS DO NOT CHANGE DEPENDING ON WHICH SUBACCOUNTS YOU CHOOSE TO ALLOCATE YOUR PURCHASE PAYMENTS.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  83

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #    CROSS-REFERENCE                             PAGE #

Appendix  A: Example -- Market Value                  Guarantee Period Accounts (GPAs)            p.  23
Adjustment (MVA)                            p.  85

Appendix  B: Example -- Income Assurer                Charges -- Income Assurer Benefit Rider     p.  34
Benefit Rider Fee                           p.  87    Fee

Appendix  C: Example -- Withdrawal                    Charges -- Withdrawal Charge                p.  30
Charges                                     p.  88

Appendix  D: Example -- Death Benefits      p.  93    Benefits in Case of Death                   p.  49

Appendix  E: Example -- Accumulation                  Optional Benefits -- Accumulation           p.  52
Protector Benefit Rider                     p.  96    Protector Benefit Rider

Appendix  F: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal   p.  54
Withdrawal Benefit for Life Rider           p.  97    Benefit for Life Rider

Appendix  G: Guarantor Withdrawal                     Optional Benefits -- Guarantor Withdrawal   p.  54
Benefit for Life Rider --                             Benefit for Life Rider
  Additional RMD Disclosure                 p.  99

Appendix  H: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal   p.  64
Withdrawal Benefit --                                 Benefit Rider
  Rider B Disclosure                        p.  101

Appendix  I: Guarantor Withdrawal                     Optional Benefits -- Guarantor Withdrawal   p.  64
Benefit Rider --                                      Benefit Rider
  Additional RMD Disclosure                 p.  106

Appendix  J: Example -- Guarantor                     Optional Benefits -- Guarantor Withdrawal   p.  64
Withdrawal Benefit Rider                    p.  107   Benefit Rider

Appendix  K: Example -- Income Assurer                Optional Benefits -- Income Assurer         p.  69
Benefit Riders                              p.  109   Benefit Riders

Appendix  L: Example -- Benefit                       Optional Benefits -- Benefit Protector      p.  74
Protector Death Benefit Rider               p.  114   Death Benefit Rider

Appendix  M: Example -- Benefit                       Optional Benefits -- Benefit Protector      p.  74
Protector Plus Death Benefit Rider          p.  116   Plus Death Benefit Rider

Appendix  N: Condensed Financial                      Condensed Financial Information             p.  15
Information (Unaudited)                     p.  118   (Unaudited)



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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 84  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

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APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + i
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + j + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  85

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


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APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE


EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

ASSUMPTIONS:
- You purchase the contract with a payment of $50,000. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

- On the first contract anniversary your total contract value is $55,545; and

- On the second contract anniversary your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(R) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE             $55,545


THE INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
5% Variable Account Floor = 1.05 x 1.05 x $50,000                          $55,125
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT
  BASE                                                                     $55,125


THE INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

Purchase Payments less adjusted partial withdrawals:                       $50,000
Contract value on the second anniversary:                                  $53,270
Maximum Anniversary Value:                                                 $55,545
5% Variable Account Floor = 1.05 x 1.05 x $50,000                          $55,125
----------------------------------------------------------------------------------
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
  INCOME BENEFIT BASE                                                      $55,545


THE INCOME ASSURER BENEFIT(R) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(R) - MAV FEE =                            .30% X $55,545 = $166.64
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE FEE =   .60% X $55,125 = $330.75
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION
  BENEFIT BASE FEE =                                             .65% X $55,545 = $361.04




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  87

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:

  - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

  - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------
 88  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:
--------------------------------------------------------------------------------

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:        60,000.00             40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of withdrawal
          as:
                Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                           withdrawn (PPNPW):
                                                                     ---------             ---------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                     ---------             ---------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                    Contract value withdrawn:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                     ---------             ---------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                     ---------             ---------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5.   Now we can determine how much of the PPNPW is being
          withdrawn (PPW) as follows:
          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPW from Step 1 =        50,000.00             50,000.00
                                                                     ---------             ---------
                                                        PPW =        50,000.00             50,000.00




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  89

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                         PPW:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                     ---------             ---------
                amount of PPW subject to a withdrawal charge:        50,000.00             45,800.00
                    multiplied by the withdrawal charge rate:           x 7.0%                x 7.0%
                                                                     ---------             ---------
                                           withdrawal charge:         3,500.00              3,206.00

STEP 7.   The dollar amount you will receive as a result of
          your full withdrawal is determined as:
                                    Contract value withdrawn:        60,000.00             40,000.00
                                           WITHDRAWAL CHARGE:        (3,500.00)            (3,206.00)
             Contract charge (assessed upon full withdrawal):           (40.00)               (40.00)
                                                                     ---------             ---------
                                NET FULL WITHDRAWAL PROCEEDS:        56,460.00             36,754.00




--------------------------------------------------------------------------------
 90  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior withdrawals.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                     Contract value just prior to withdrawal:        60,000.00             40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00


We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS
  FOLLOWS:
STEP 1.   First, we determine the amount of earnings available
          in the contract at the time of withdrawal as:
                  Contract value just prior to withdrawal (CV):        60,000.00             40,000.00
             Less purchase payments received and not previously        50,000.00             50,000.00
                                                      withdrawn
                                                       (PPNPW):
                                                                       ---------             ---------
             Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                      Earnings in the contract:        10,000.00                  0.00
                 10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                       ---------             ---------
                                  TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value withdrawn exceeds earnings.
                                      Contract value withdrawn:        15,376.34             16,062.31
                                 Less earnings in the contract:        10,000.00                  0.00
                                                                       ---------             ---------
                                  ACV (but not less than zero):         5,376.34             16,062.31

STEP 4.   Next we determine XSF, the amount by which 10% of the
          prior anniversary's contract value exceeds earnings.
                 10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                 Less earnings in the contract:        10,000.00                  0.00
                                                                       ---------             ---------
                                  XSF (but not less than zero):             0.00              4,200.00

STEP 5.   Now we can determine how much of the PPNPW is being
          withdrawn (PPW) as follows:
          PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                              XSF from Step 4 =             0.00              4,200.00
                                              ACV from Step 3 =         5,376.34             16,062.31
                                               CV from Step 1 =        60,000.00             40,000.00
                                              TFA from Step 2 =        10,000.00              4,200.00
                                            PPNPW from Step 1 =        50,000.00             50,000.00
                                                                       ---------             ---------
                                                          PPW =         5,376.34             19,375.80




--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  91

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the withdrawal charge as a
          percentage of PPW. Note that for a contract with a
          loss, PPW may be greater than the amount you
          request to withdraw:
                                                         PPW:         5,376.34             19,375.80
                                                    less XSF:             0.00              4,200.00
                                                                     ---------             ---------
                amount of PPW subject to a withdrawal charge:         5,376.34             15,175.80
                    multiplied by the withdrawal charge rate:           x 7.0%                x 7.0%
                                                                     ---------             ---------
                                           withdrawal charge:           376.34              1,062.31

STEP 7.   The dollar amount you will receive as a result of
          your partial withdrawal is determined as:
                                    Contract value withdrawn:        15,376.34             16,062.31
                                           WITHDRAWAL CHARGE:          (376.34)            (1,062.31)
                                                                     ---------             ---------
                             NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00             15,000.00




--------------------------------------------------------------------------------
 92  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000; and

- On the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
CONTRACT VALUE AT DEATH:                                                            $23,000.00
                                                                                    ----------
Purchase payments minus adjusted partial withdrawals:
      Total purchase payments:                                                      $25,000.00
      minus adjusted partial withdrawals calculated as:
      $1,500 x $25,000
      ----------------  =                                                            -1,704.55
           $22,000                                                                  ----------
      for a death benefit of:                                                       $23,295.45
                                                                                    ----------



  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
  TWO VALUES:                                                         $23,295.45


EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract with a payment of $25,000 and

- On the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
          Total purchase payments:                                                     $25,000.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,000
          ----------------  =                                                           -1,704.55
               $22,000
          for a death benefit of:                                                      $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
          Greatest of your contract anniversary values:                                $26,000.00
          plus purchase payments made since the prior anniversary:                          +0.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 x $26,000
          ----------------  =                                                           -1,772.73
               $22,000                                                                 ----------
          for a death benefit of:                                                      $24,227.27
                                                                                       ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE MAV:                                           $24,227.27


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  93

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- On the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300                                                                  ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as:                                                                           $21,000.00
         1.05 x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                           -$1,657.89
              $19,000                                                                  ----------
         variable account floor benefit:                                               $19,342.11
         plus the GPA account value:                                                    +5,300.00
                                                                                       ----------
         5% variable account floor (value of the GPA account, the one-year fixed account and the variable
         account floor):                                                               $24,642.11
                                                                                       ----------



  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11


--------------------------------------------------------------------------------
 94  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and

- On the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300                                                                  ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $25,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300                                                                  ----------
         for a MAV Death Benefit of:                                                   $23,456.79
                                                                                       ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary,
         calculated as: 1.05 x $20,000 =                                               $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000                                                                  ----------
         variable account floor benefit:                                               $19,342.11
         plus the GPA value:                                                            +5,300.00
                                                                                       ----------
         5% variable account floor (value of the GPAs, the one-year fixed account and the variable
         account floor):                                                               $24,642.11
                                                                                       ----------



  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  95

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER





The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.



THE EXAMPLE ASSUMES:


- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.



- You make no additional purchase payments.



- You do not exercise the Elective Step-up option



                                                         INITIAL PAYMENT        100,000
                                                         ---------------     ------------
               PARTIAL           MCAV                                        HYPOTHETICAL
END OF       WITHDRAWALS      ADJUSTMENT                   ACCUMULATION         ASSUMED
CONTRACT      (BEGINNING     FOR PARTIAL                     BENEFIT           CONTRACT
YEAR           OF YEAR)       WITHDRAWAL       MCAV           AMOUNT             VALUE
1                   0               0        100,000               0            112,000
2                   0               0        102,400               0            128,000
3                   0               0        108,000               0            135,000
4                   0               0        108,000               0            125,000
5                   0               0        108,000               0            110,000
6               2,000           1,964        106,036               0            122,000
7                   0               0        112,000               0            140,000
8                   0               0        112,000               0            121,000
9               5,000           4,628        107,372               0             98,000
10                  0               0        107,372          22,372             85,000





--------------------------------------------------------------------------------
 96  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  97

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 98  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(R) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));

      2. a Roth individual retirement account (Section 408A);

      3. a Simplified Employee Pension plan (Section 408(k));

      4. a tax-sheltered annuity rollover (Section 403(b)).


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                WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  99

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


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 100  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT RIDER


The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:


- you purchased your contract prior to April 29, 2005(1),(2);

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your PN program model portfolio or investment option, the rider charge may change (see "Charges").


You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:


- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the PN program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Program"). The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Program.");



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               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  101

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


--------------------------------------------------------------------------------
 102  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  103

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.


--------------------------------------------------------------------------------
 104  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix J.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  105

APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(R) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

    1. an individual retirement annuity (Section 408(b));

    2. a Roth individual retirement account (Section 408A);

    3. a Simplified Employee Pension plan (Section 408(k));

    4. a tax-sheltered annuity rollover (Section 403(b)).

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


--------------------------------------------------------------------------------
 106  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A
(SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:                      $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                                     $7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:                       $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                                            $110,000
  The GBA equals 100% of your contract value:                                            $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                                     $7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                                 $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:                    $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                                     $7,700
  On the fourth contract anniversary you make an additional purchase payment of
  $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                                $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                                $160,000
  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                                                    $11,200
  On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                                            $200,000
  The GBA equals 100% of your contract value:                                            $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                                    $14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial withdrawal;
       $230,000 - $20,000 =                                                              $210,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
       $200,000 - $20,000 =                                                              $180,000


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  107

  Reset RBA = lesser of (1) or (2) =                                                     $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                                  $200,000
     OR
     (2) your contract value immediately following the partial withdrawal;
       $230,000 - $20,000 =                                                              $210,000
  Reset GBA = lesser of (1) or (2) =                                                     $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $200,000 =                                                                    $14,000
  During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial withdrawal;
       $175,000 - $25,000 =                                                              $150,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
       $180,000 - $25,000 =                                                              $155,000
  Reset RBA = lesser of (1) or (2) =                                                     $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                                 $200,000
     OR
     (2) your contract value immediately following the partial withdrawal;
       $175,000 - $25,000 =                                                              $150,000
  Reset GBA = lesser of (1) or (2) =                                                     $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $150,000 =                                                                    $10,500




--------------------------------------------------------------------------------
 108  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity -- No Refund.


Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN model portfolios or investment options include protected investment options and excluded investment options (RiverSource Variable Portfolio -- Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program model portfolios or investment options.


ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- you invest all contract value in the subaccounts (protected investment options); and


- you make no additional purchase payments, partial withdrawals or changes in PN program model portfolios or investment options; and


- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.



EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                            MAXIMUM             GUARANTEED
  CONTRACT     CONTRACT        PURCHASE          ANNIVERSARY             INCOME
ANNIVERSARY      VALUE         PAYMENTS        VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------------------
      1        $108,000        $100,000           $108,000              $108,000
      2         125,000            none            125,000               125,000
      3         132,000            none            132,000               132,000
      4         150,000            none            150,000               150,000
      5          85,000            none            150,000               150,000
      6         121,000            none            150,000               150,000
      7         139,000            none            150,000               150,000
      8         153,000            none            153,000               153,000
      9         140,000            none            153,000               153,000
     10         174,000            none            174,000               174,000
     11         141,000            none            174,000               174,000
     12         148,000            none            174,000               174,000
     13         208,000            none            208,000               208,000
     14         198,000            none            208,000               208,000
     15         203,000            none            208,000               208,000
--------------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  109

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             174,000               812.58
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
---------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                814.32
     13                998.40
     14              1,025.44
     15              1,052.48
---------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              174,000              657.72
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAV PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                650.76
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 110  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                ASSUMED                                             BENEFIT BASE -
  CONTRACT     CONTRACT        PURCHASE        5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         PAYMENTS        BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------
      1        $108,000        $100,000            $105,000            $108,000
      2         125,000            none             110,250             125,000
      3         132,000            none             115,763             132,000
      4         150,000            none             121,551             150,000
      5          85,000            none             127,628             127,628
      6         121,000            none             134,010             134,010
      7         139,000            none             140,710             140,710
      8         153,000            none             147,746             153,000
      9         140,000            none             155,133             155,133
     10         174,000            none             162,889             174,000
     11         141,000            none             171,034             171,034
     12         148,000            none             179,586             179,586
     13         208,000            none             188,565             208,000
     14         198,000            none             197,993             198,000
     15         203,000            none             207,893             207,893
----------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             171,034               778.20
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             198,000               974.16
     15            203,000              1,025.15                1,027.18             207,893             1,049.86
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                779.91
     12                840.46
     13                998.40
     14                976.14
     15              1,051.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  111

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST         IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              171,034              632.83
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              198,000              786.06
     15            203,000               826.21                   818.09              207,893              846.12
------------------------------------------------------------------------------------------------------------------------
                    IAB - 5% RF
                     PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                625.98
     12                671.65
     13                796.64
     14                778.14
     15                837.81
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                       GUARANTEED
                                                                                         INCOME
                                                                                    BENEFIT BASE -
                                                                                       GREATER OF
                ASSUMED                        MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT       PURCHASE       ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        PAYMENTS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------
      1        $108,000       $100,000         $108,000            $105,000             $108,000
      2         125,000           none          125,000             110,250              125,000
      3         132,000           none          132,000             115,763              132,000
      4         150,000           none          150,000             121,551              150,000
      5          85,000           none          150,000             127,628              150,000
      6         121,000           none          150,000             134,010              150,000
      7         139,000           none          150,000             140,710              150,000
      8         153,000           none          153,000             147,746              153,000
      9         140,000           none          153,000             155,133              155,133
     10         174,000           none          174,000             162,889              174,000
     11         141,000           none          174,000             171,034              174,000
     12         148,000           none          174,000             179,586              179,586
     13         208,000           none          208,000             188,565              208,000
     14         198,000           none          208,000             197,993              208,000
     15         203,000           none          208,000             207,893              208,000
---------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 112  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                840.46
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAX PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAX         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAX PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                671.65
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  113

APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and

- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000. The death benefit under the MAV Death Benefit equals the contract value $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $110,000
     plus the Benefit Protector(R) benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                            $110,000
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):                            $57,619
     plus the Benefit Protector(R) benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                         --------
  Total death benefit of:                                                                 $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000
  During the tenth contract year you make an additional purchase payment of $50,000.
  The new purchase payment is less than one year old and so it has no effect on the
  Benefit Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $249,500
     plus the Benefit Protector(R) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $304,500


--------------------------------------------------------------------------------
 114  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old and the value of the Benefit Protector(R) changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector(R) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
     0.40 x ($250,000 - $105,000) =                                                       +58,000
                                                                                         --------
  Total death benefit of:                                                                $308,000




--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  115

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

  During the first contract year the contract value grows to $105,000. The death benefit equals MAV Death Benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit
  Protector(R) at this time. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                            $110,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $100,000 =                                              +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial withdrawals):                            $57,619
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                                          +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $55,000 =                                                +5,500
                                                                                         --------
  Total death benefit of:                                                                 $64,167
  On the third contract anniversary the contract value falls $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
     that are one or more years old                                                       +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000


--------------------------------------------------------------------------------
 116  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old                                  +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $316,000
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector(R) Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 x $55,000 =                                       +11,000
                                                                                         --------
  Total death benefit of:                                                                $319,000




--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  117

APPENDIX N: CONDENSED FINANCIAL INFORMATION (UNAUDITED)





The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.15    $1.11   $1.00
Accumulation unit value at end of period                                $0.80    $0.67    $1.15   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       20        9       3
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.72    $0.54    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,182   15,838    6,819   2,227
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.08    $1.10    $1.02   $1.00
Accumulation unit value at end of period                                $1.17    $1.08    $1.10   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.76    $1.05    $1.12   $1.00
Accumulation unit value at end of period                                $0.90    $0.76    $1.05   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  7       --       --      --
-------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.64    $1.11    $0.98   $1.00
Accumulation unit value at end of period                                $1.00    $0.64    $1.11   $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --        2     950
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.82    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.82    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.20    $1.03   $1.00
Accumulation unit value at end of period                                $0.91    $0.68    $1.20   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,928   17,964   12,765   9,751
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.13    $0.99   $1.00
Accumulation unit value at end of period                                $0.94    $0.68    $1.13   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,053   11,273    4,921   1,866
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.22    $1.05   $1.00
Accumulation unit value at end of period                                $0.85    $0.68    $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                906    1,281    1,053     434
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.51    $0.90    $1.15   $1.00
Accumulation unit value at end of period                                $0.60    $0.51    $0.90   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                233      364      498       1
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.14    $1.11   $1.00
Accumulation unit value at end of period                                $1.07    $0.79    $1.14   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                181      120      132       6
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.21    $1.15    $1.05   $1.00
Accumulation unit value at end of period                                $1.42    $1.21    $1.15   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,147   11,041    9,216   3,787
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 118  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.90    $0.69    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,647    7,744    5,921   3,150
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.62    $1.09    $0.99   $1.00
Accumulation unit value at end of period                                $0.74    $0.62    $1.09   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,288    1,224    1,210     493
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.58    $1.11    $1.01   $1.00
Accumulation unit value at end of period                                $0.81    $0.58    $1.11   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3       --       --      --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.91    $0.66    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 36       22       10       1
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (05/01/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.96    $1.13    $1.04   $1.00
Accumulation unit value at end of period                                $1.12    $0.96    $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,967   18,542   13,059   3,108
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.60    $0.98    $1.00   $1.00
Accumulation unit value at end of period                                $0.81    $0.60    $0.98   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 25       24       24      20
-------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.83    $1.01    $1.03   $1.00
Accumulation unit value at end of period                                $1.04    $0.83    $1.01   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.54    $0.90    $1.04   $1.00
Accumulation unit value at end of period                                $0.70    $0.54    $0.90   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --        6   1,670
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.01    $1.09    $1.04   $1.00
Accumulation unit value at end of period                                $1.14    $1.01    $1.09   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             36,842   27,863   19,798   8,562
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.14    $1.06   $1.00
Accumulation unit value at end of period                                $0.84    $0.67    $1.14   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             38,327   27,148   12,478   5,812
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.63    $1.10    $1.08   $1.00
Accumulation unit value at end of period                                $0.77    $0.63    $1.10   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 28       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.09    $1.10    $1.03   $1.00
Accumulation unit value at end of period                                $1.15    $1.09    $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             27,402   11,339    9,543   6,089
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.79    $1.07    $1.06   $1.00
Accumulation unit value at end of period                                $1.20    $0.79    $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                477      490      517     761
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $0.96   $1.00
Accumulation unit value at end of period                                $0.95    $0.59    $1.08   $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  119

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.70    $1.13    $1.09   $1.00
Accumulation unit value at end of period                                $0.88    $0.70    $1.13   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                195        7        4       2
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $1.03    $1.07    $1.03   $1.00
Accumulation unit value at end of period                                $1.08    $1.03    $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,815    1,449      711     239
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.59    $1.08    $1.05   $1.00
Accumulation unit value at end of period                                $0.80    $0.59    $1.08   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24    1,417      997      --
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.55    $1.13   $1.00
Accumulation unit value at end of period                                $1.22    $0.71    $1.55   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,961    8,276    3,593   1,590
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.05   $1.00
Accumulation unit value at end of period                                $0.94    $0.69    $1.10   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2       --       --      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.67    $0.99    $1.05   $1.00
Accumulation unit value at end of period                                $0.91    $0.67    $0.99   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                733      845      639      --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.67    $1.06    $1.09   $1.00
Accumulation unit value at end of period                                $0.85    $0.67    $1.06   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,689   12,787    7,163   5,339
-------------------------------------------------------------------------------------------------------
WANGER USA (05/01/2006)
Accumulation unit value at beginning of period                          $0.62    $1.05    $1.00   $1.00
Accumulation unit value at end of period                                $0.88    $0.62    $1.05   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,396    5,499    3,212     306
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.10    $1.12   $1.00
Accumulation unit value at end of period                                $0.90    $0.71    $1.10   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --      625      418      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.71    $1.13    $1.12   $1.00
Accumulation unit value at end of period                                $0.83    $0.71    $1.13   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,003       --       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (05/01/2006)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period                          $0.81    $1.15    $1.08   $1.00
Accumulation unit value at end of period                                $0.92    $0.81    $1.15   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.18    $1.06   $1.00
Accumulation unit value at end of period                                $0.74    $0.66    $1.18   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.68    $1.13    $1.11   $1.00
Accumulation unit value at end of period                                $0.92    $0.68    $1.13   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.09    $1.02   $1.00
Accumulation unit value at end of period                                $0.93    $0.66    $1.09   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,108       --       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 120  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND*(05/01/2006)
Accumulation unit value at beginning of period                          $1.08    $1.06    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $1.08    $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 68       70        7       1
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2009
were (1.05%) and (1.05%), respectively. Wells Fargo Advantage VT Money Market Fund liquidated on April
30, 2010.
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.66    $1.14    $1.02   $1.00
Accumulation unit value at end of period                                $1.00    $0.66    $1.14   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.11    $1.09    $1.04   $1.00
Accumulation unit value at end of period                                $1.23    $1.11    $1.09   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,595    2,554    3,584   1,094
-------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.76    $1.30    $1.27    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.90    $0.76    $1.30    $1.27    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    89      113      168      170      126      90
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.87    $1.81    $1.36    $1.19   $1.00
Accumulation unit value at end of period                        $1.13    $0.86    $1.87    $1.81    $1.36   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                19,909   27,146   17,556   13,071    8,418   3,162
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.08    $1.12    $1.04    $1.05    $1.05   $1.00
Accumulation unit value at end of period                        $1.17    $1.08    $1.12    $1.04    $1.05   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,423   13,696   23,067   24,580   21,086   7,249
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $0.87    $1.21    $1.30    $1.12    $1.09   $1.00
Accumulation unit value at end of period                        $1.02    $0.87    $1.21    $1.30    $1.12   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    16       19       24       29       15      26
-----------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.20    $1.07    $1.04    $1.03   $1.00
Accumulation unit value at end of period                        $1.06    $0.69    $1.20    $1.07    $1.04   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,265    2,987    3,110    6,310    2,901   1,117
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.25    $1.19    $1.05    $1.02   $1.00
Accumulation unit value at end of period                        $1.03    $0.86    $1.25    $1.19    $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    48      100      112       67       71      72
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.59    $1.38    $1.27    $1.11   $1.00
Accumulation unit value at end of period                        $1.19    $0.90    $1.59    $1.38    $1.27   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,124   44,134   42,111   45,962   19,309   6,485
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.75    $1.55    $1.40    $1.21   $1.00
Accumulation unit value at end of period                        $1.42    $1.04    $1.75    $1.55    $1.40   $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,749   15,569    9,998    6,670    2,154     194
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.70    $1.48    $1.28    $1.10   $1.00
Accumulation unit value at end of period                        $1.16    $0.93    $1.70    $1.48    $1.28   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,655    4,812    4,606    5,282    5,025   3,210
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.78    $1.37    $1.77    $1.50    $1.34   $1.00
Accumulation unit value at end of period                        $0.91    $0.78    $1.37    $1.77    $1.50   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   590      821    1,056      270      252     119
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  121

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.32    $1.30    $1.12    $1.12   $1.00
Accumulation unit value at end of period                        $1.21    $0.91    $1.32    $1.30    $1.12   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,013    1,631    1,849    1,382    1,066     516
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.38    $1.33    $1.22    $1.10    $1.16   $1.00
Accumulation unit value at end of period                        $1.61    $1.38    $1.33    $1.22    $1.10   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                21,774   22,313   26,747   18,800    7,744   2,656
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.94    $1.53    $1.51    $1.32    $1.19   $1.00
Accumulation unit value at end of period                        $1.23    $0.94    $1.53    $1.51    $1.32   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                13,524   16,698   17,019   14,517    6,833   2,746
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.73    $1.29    $1.18    $1.13    $1.06   $1.00
Accumulation unit value at end of period                        $0.86    $0.73    $1.29    $1.18    $1.13   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,537    2,458    2,494    2,008        3       3
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                  $0.76    $1.46    $1.35    $1.18    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.76    $1.46    $1.35    $1.18   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    17       70       73       19       19      12
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.90    $1.54    $1.48    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.24    $0.90    $1.54    $1.48    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   149      169      231      209      177      72
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (04/30/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                  $1.02    $1.21    $1.13    $1.07    $1.07   $1.00
Accumulation unit value at end of period                        $1.18    $1.02    $1.21    $1.13    $1.07   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                41,343   38,121   38,909   20,731   11,203   4,674
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.83    $1.36    $1.41    $1.25    $1.16   $1.00
Accumulation unit value at end of period                        $1.11    $0.83    $1.36    $1.41    $1.25   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    25       61       71       75       59      31
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.91    $1.12    $1.15    $1.14    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $0.91    $1.12    $1.15    $1.14   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    56       84      144      142      109      57
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.73    $1.22    $1.43    $1.24    $1.18   $1.00
Accumulation unit value at end of period                        $0.94    $0.73    $1.22    $1.43    $1.24   $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   147      179      192    4,666       76      17
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.09    $1.06    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.13    $1.00    $1.09    $1.06    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                52,732   52,913   49,906   27,709      237     220
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.93    $1.60    $1.51    $1.29    $1.15   $1.00
Accumulation unit value at end of period                        $1.17    $0.93    $1.60    $1.51    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                47,600   45,615   31,206   25,297    8,506      34
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.71    $1.25    $1.24    $1.09    $1.05   $1.00
Accumulation unit value at end of period                        $0.86    $0.71    $1.25    $1.24    $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,323   10,215   10,759   11,734   14,054   9,019
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                  $1.06    $1.08    $1.02    $1.00       --      --
Accumulation unit value at end of period                        $1.12    $1.06    $1.08    $1.02       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                39,552   22,934   24,803   19,914       --      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 122  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.88    $1.20    $1.20    $1.10    $1.08   $1.00
Accumulation unit value at end of period                        $1.33    $0.88    $1.20    $1.20    $1.10   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,043    3,808    4,514    5,751    3,150     830
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.26    $1.13    $1.15    $1.07   $1.00
Accumulation unit value at end of period                        $1.09    $0.68    $1.26    $1.13    $1.15   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   702      933      906    1,023    1,088     697
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.80    $1.29    $1.25    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.99    $0.80    $1.29    $1.25    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   155       94      147      142      132      48
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $1.05    $1.01    $0.99    $1.00   $1.00
Accumulation unit value at end of period                        $1.03    $1.00    $1.05    $1.01    $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,350    5,772    5,294    3,802    1,781     218
-----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.26    $1.24    $1.14    $1.07   $1.00
Accumulation unit value at end of period                        $0.92    $0.69    $1.26    $1.24    $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   910    3,801    2,883       38       38      --
-----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $2.73    $2.01    $1.53    $1.17   $1.00
Accumulation unit value at end of period                        $2.12    $1.24    $2.73    $2.01    $1.53   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,001   12,125    7,826    7,742    4,979   2,159
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $0.79    $1.28    $1.23    $1.08    $1.10   $1.00
Accumulation unit value at end of period                        $1.06    $0.79    $1.28    $1.23    $1.08   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       28       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $0.88    $1.31    $1.41    $1.19    $1.15   $1.00
Accumulation unit value at end of period                        $1.18    $0.88    $1.31    $1.41    $1.19   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,697   11,631   12,674   11,121   10,647   4,456
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $0.79    $1.26    $1.31    $1.15    $1.13   $1.00
Accumulation unit value at end of period                        $1.00    $0.79    $1.26    $1.31    $1.15   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                34,501   43,308   39,815   41,096   23,606   8,260
-----------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.38    $1.33    $1.26    $1.15   $1.00
Accumulation unit value at end of period                        $1.14    $0.81    $1.38    $1.33    $1.26   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                12,068   12,713   11,339    6,970    5,234   2,030
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.81    $1.27    $1.31    $1.09    $1.08   $1.00
Accumulation unit value at end of period                        $1.02    $0.81    $1.27    $1.31    $1.09   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    63    1,327      907       22        5      --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.82    $1.31    $1.30    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $0.93    $0.82    $1.31    $1.30    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,042    1,054    1,198    1,229    1,587     971
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (04/30/2004)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period                  $0.90    $1.29    $1.22    $1.11    $1.08   $1.00
Accumulation unit value at end of period                        $1.02    $0.90    $1.29    $1.22    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.86    $1.56    $1.41    $1.19    $1.10   $1.00
Accumulation unit value at end of period                        $0.96    $0.86    $1.56    $1.41    $1.19   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        1        1        1      --
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  123

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2009     2008     2007     2006     2005     2004
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.69    $1.16    $1.15    $1.02    $1.06   $1.00
Accumulation unit value at end of period                        $0.92    $0.69    $1.16    $1.15    $1.02   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     6        6       --       --       --      --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.68    $1.13    $1.07    $1.06    $1.03   $1.00
Accumulation unit value at end of period                        $0.95    $0.68    $1.13    $1.07    $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 6,033    4,276    4,470    4,839    3,400     848
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND*(04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.05    $1.02    $1.00    $0.99   $1.00
Accumulation unit value at end of period                        $1.04    $1.06    $1.05    $1.02    $1.00   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   611      757      153      154       55      --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2009 were
(1.91%) and (1.89%), respectively. Wells Fargo Advantage VT Money Market Fund liquidated on April 30, 2010.
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $0.85    $1.48    $1.33    $1.10    $1.06   $1.00
Accumulation unit value at end of period                        $1.28    $0.85    $1.48    $1.33    $1.10   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        1        1        1       1
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.10    $1.09    $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                        $1.21    $1.10    $1.09    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,408    8,640   12,231    8,454    2,629     789
-----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 124  WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
               WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS  125

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


45302 K (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE(R)

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:



AllianceBernstein Variable Products Series Fund, Inc.
Evergreen Variable Annuity Trust
Fidelity(R) Variable Insurance Products - Service Class
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2

Invesco Variable Insurance Funds
  (previously AIM Variable Insurance Funds)

MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)


Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
GUARANTEE PERIOD ACCOUNTS (GPAS).............   16
THE ONE-YEAR FIXED ACCOUNT...................   18
BUYING YOUR CONTRACT.........................   19
CHARGES......................................   21
VALUING YOUR INVESTMENT......................   26
MAKING THE MOST OF YOUR CONTRACT.............   27
WITHDRAWALS..................................   32
TSA -- SPECIAL PROVISIONS....................   33
CHANGING OWNERSHIP...........................   33
BENEFITS IN CASE OF DEATH....................   34
OPTIONAL BENEFITS............................   37
THE ANNUITY PAYOUT PERIOD....................   46
TAXES........................................   48
VOTING RIGHTS................................   51
SUBSTITUTION OF INVESTMENTS..................   51
ABOUT THE SERVICE PROVIDERS..................   52
ADDITIONAL INFORMATION.......................   53
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL................   54
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   56
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   61





--------------------------------------------------------------------------------
 2  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.




QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code



--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  3

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


--------------------------------------------------------------------------------
 4  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.




ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")

- one-year fixed account, which earns interest at rates that we adjust periodically. There may be restrictions on the timing of transfers from this account. (See "The One-Year Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (See "Making the Most of Your Contract -- Transferring Among Accounts")

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you


--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 5 purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").


--------------------------------------------------------------------------------
 6  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND WILL PAY WHEN YOU MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)


                     YEARS FROM PURCHASE                                              WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                                                   PERCENTAGE
                              1                                                               8%

                              2                                                               8

                              3                                                               7

                              4                                                               7

                              5                                                               6

                              6                                                               5

                              7                                                               3

                              Thereafter                                                      0



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.



                                               VARIABLE ACCOUNT                TOTAL MORTALITY              TOTAL VARIABLE
                                            ADMINISTRATIVE CHARGE           AND EXPENSE RISK FEE           ACCOUNT EXPENSE
QUALIFIED ANNUITIES:

Return of Purchase Payment (ROP) death                                              0.85%                        1.00%
benefit                                              0.15%

Maximum Anniversary Value (MAV) death                                               0.95                         1.10
benefit                                              0.15

NONQUALIFIED ANNUITIES:

Return of Purchase Payment death benefit             0.15                           1.10                         1.25

Maximum Anniversary Value death benefit              0.15                           1.20                         1.35





--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  7

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                               $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                0.30%*

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PERFORMANCE CREDIT RIDER (PCR) FEE                                                0.15%*

(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                     0.25%*

(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE           0.40%*

(As a percentage of the contract value charged annually on the contract anniversary.)


*   This fee applies only if you elect this optional feature.

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS


(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)




                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                1.73%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.




TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)




                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))

AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75       0.25     0.13            --           1.13

Evergreen VA Fundamental Large Cap Fund - Class 1                0.63         --     0.22            --           0.85

Evergreen VA International Equity Fund - Class 1                 0.43         --     0.22            --           0.65

Evergreen VA Omega Fund - Class 1                                0.52         --     0.25            --           0.77

Evergreen VA Special Values Fund - Class 1                       0.80         --     0.25            --           1.05

Fidelity(R) VIP Contrafund(R) Portfolio Service Class            0.56       0.10     0.11            --           0.77

Fidelity(R) VIP High Income Portfolio Service Class              0.57       0.10     0.13            --           0.80

Fidelity(R) VIP Mid Cap Portfolio Service Class                  0.56       0.10     0.12            --           0.78

FTVIPT Franklin Small-Mid Cap Growth Securities                  0.51       0.25     0.30          0.01           1.07(1)
Fund - Class 2

FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03

FTVIPT Templeton Developing Markets Securities Fund - Class      1.25       0.25     0.21          0.02           1.73(1)
2

FTVIPT Templeton Foreign Securities Fund - Class 2               0.64       0.25     0.15          0.02           1.06(1)

Invesco V.I. Capital Appreciation Fund, Series I Shares          0.62         --     0.29          0.01           0.92
(previously AIM V.I. Capital Appreciation Fund, Series I
Shares)





--------------------------------------------------------------------------------
 8  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES
Invesco V.I. Core Equity Fund, Series I Shares                   0.61%        --%    0.29%         0.02%          0.92%
  (previously AIM V.I. Core Equity Fund, Series I Shares)

MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11

MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28

MFS(R) Total Return Series - Service Class                       0.75       0.25     0.07            --           1.07

Putnam VT Growth and Income Fund - Class IB Shares               0.48       0.25     0.16          0.01           0.90(2)

Putnam VT International Growth Fund - Class IB Shares            0.93       0.25     0.31            --           1.49(3)
(previously Putnam VT International New Opportunities
Fund - Class IB Shares)

Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(4)

RVST RiverSource Variable Portfolio - Balanced Fund (Class       0.46       0.13     0.14            --           0.73
3)

RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)

RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)

RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(5)
(Class 3)

RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)

RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.80       0.13     0.16            --           1.09(5)
(Class 3)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 1.06% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2, 1.72% for FTVIPT Templeton Developing Markets Securities Fund - Class 2 and 1.05% for FTVIPT Templeton Foreign Securities Fund - Class 2.


 (2) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


 (3) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds and Putnam Management's contractual obligation to limit certain fund expenses through April 30, 2011. After expense reimbursements, net expenses would be 1.48%. This obligation may be modified or discontinued only with approval of the Board of Trustees.


 (4) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


 (5) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3) and 1.15% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3).



--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  9

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit and optional GMIB and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Nonqualified
Annuity              $1,227      $1,989      $2,764      $4,401           $427       $1,289      $2,164      $4,401

Qualified Annuity     1,202       1,915       2,644       4,182            402        1,215       2,044       4,182



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Nonqualified
Annuity              $1,019      $1,373      $1,749      $2,441           $219        $673       $1,149      $2,441

Qualified Annuity       994       1,296       1,617       2,170            194         596        1,017       2,170




(1) In these examples, the contract administrative charge is $40.



--------------------------------------------------------------------------------
 10  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 11 redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and making a withdrawal from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.




- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:


  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.


--------------------------------------------------------------------------------
 12  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

Evergreen VA       Seeks capital growth with the potential for  Evergreen Investment
Fundamental Large  current income.                              Management Company, LLC
Cap Fund - Class
1
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth and           Evergreen Investment
International      secondarily, modest income.                  Management Company, LLC
Equity
Fund - Class 1
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth.              Evergreen Investment
Omega                                                           Management Company, LLC
Fund - Class 1
----------------------------------------------------------------------------------------

Evergreen VA       Seeks capital growth in the value of its     Evergreen Investment
Special Values     shares.                                      Management Company, LLC
Fund - Class 1
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class              whose value FMR believes is not fully        U.K., FMR Far East, sub-
                   recognized by the public. Invests in either  advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks a high level of current income, while  FMR, investment manager;
High Income        also considering growth of capital.          FMR U.K., FMR Far East,
Portfolio Service  Normally invests primarily in income-        sub-advisers.
Class              producing debt securities, preferred stocks
                   and convertible securities, with an
                   emphasis on lower-quality debt securities.
                   May invest in non-income producing
                   securities, including defaulted securities
                   and common stocks. Invests in companies in
                   troubled or uncertain financial condition.
                   The Fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class      Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 14  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks long-term capital growth.              Franklin Advisers, Inc.
Small-Mid Cap
Growth Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital appreciation.        Templeton Asset
Developing                                                      Management Ltd.
Markets
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Templeton   Seeks long-term capital growth.              Templeton Investment
Foreign                                                         Counsel, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series I
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

Invesco V.I. Core  Seeks growth of capital.                     Invesco Advisers, Inc.
Equity Fund,
Series I Shares
(previously AIM
V.I. Core Equity
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Total       Seeks total return.                          MFS Investment
Return                                                          Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

Putnam VT Growth   Seeks capital growth and current income.     Putnam Investment
and Income                                                      Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks long-term capital appreciation.        Putnam Investment
International                                                   Management, LLC
Growth
Fund - Class IB
Shares
(previously
Putnam VT
International New
Opportunities
Fund - Class IB
Shares)
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum total investment return        RiverSource Investments,
Variable           through a combination of capital growth and  LLC
Portfolio - Bala-  current income.
nced Fund (Class
3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio - Dyna-
mic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio - Smal-                                               Capital Management LLC,
ler-Cap Value                                                   sub-adviser.
Fund (Class 3)
----------------------------------------------------------------------------------------





THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine these future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


--------------------------------------------------------------------------------
 16  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


GENERAL EXAMPLES
As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 17 is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We

--------------------------------------------------------------------------------
 18 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.


The one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable


As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);

- how you wanted to make purchase payments;

- the optional Maximum Anniversary Value Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the optional Performance Credit Rider(3);


- the optional Benefit Protector Death Benefit Rider(4);



- the optional Benefit Protector Plus Death Benefit Rider(4); and


- a beneficiary.

(1) GPAs may not be available in some states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.
(3) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.
(4) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.

We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.



--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  19

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS
  If paying by SIP:



     $50 for additional payments.

  If paying by any other method:



     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment.


--------------------------------------------------------------------------------
 20  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.


VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are base on whether the contract is a qualified annuity or a nonqualified annuity and the death benefit that applies to your contract.


                                                  QUALIFIED ANNUITIES              NONQUALIFIED ANNUITIES

Return of Purchase Payment death benefit                  0.85%                             1.10%

Maximum Anniversary Value death benefit                   0.95                              1.20




--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  21

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received

--------------------------------------------------------------------------------
 22 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:


                     (ACV - XSF)
PPW   =   XSF   +   -------------   X   (PPNPW - XSF)
                      (CV - TFA)



If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:


    YEARS FROM PURCHASE          WITHDRAWAL CHARGE
      PAYMENT RECEIPT             PAYMENT RECEIPT

             1                          8%

             2                           8

             3                           7

             4                           7

             5                           6

             6                           5

             7                           3

             Thereafter                  0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.





WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- Payouts for a specified period:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

- We receive these payments

  - $10,000 initial;

  - $8,000 on the seventh contract anniversary;

  - $6,000 on the eighth contract anniversary; and

- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and

- The prior anniversary contract value is $38,488.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  23

WITHDRAWAL
  CHARGE    EXPLANATION
   $  0     $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0     $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
      0     $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560     $8,000 purchase payment is in its fourth year from receipt, withdrawn with a
            7% withdrawal charge; and
    420     $6,000 purchase payment is in its third year from receipt withdrawn with a 7%
            withdrawal charge.
   ----
   $980


WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;




- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan;


- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions); and




- death benefits.*


* However, we will reverse certain purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.")




CONTINGENT EVENTS
- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
We charge a fee (currently 0.30%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.


--------------------------------------------------------------------------------
 24  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

We calculate the fee as follows:

          0.30% X (CV + ST - FAV)
CV    =   contract value on the contract anniversary
ST    =   transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
FAV   =   the value of your GPAs and the one-year fixed account on the contract anniversary.


The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

EXAMPLE
- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.

- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

- The GMIB fee percentage is 0.30%.

We calculate the charge for the GMIB as follows:

Contract value on the contract anniversary:                                       $ 73,250
plus transfers from the subaccounts to the one-year fixed account in the six
months before the contract anniversary:                                            +15,000
minus the value of the one-year fixed account on the contract anniversary:         -15,250
                                                                                  --------
                                                                                  $ 73,000
The GMIB fee charged to you: 0.30% x $73,000 =                                    $    219


PERFORMANCE CREDIT RIDER (PCR) FEE
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  25

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT
We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:


- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);


- plus any purchase payment credits allocated to the one-year fixed account and GPAs;

- plus interest credited;


- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider


  - Benefit Protector rider



  - Benefit Protector Plus rider


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);


- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;


--------------------------------------------------------------------------------
 26  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider


  - Benefit Protector rider



  - Benefit Protector Plus rider



Accumulation unit values will fluctuate due to:


- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT



AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number of                               AMOUNT     ACCUMULATION     OF UNITS
dollars each month ...                              MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  27

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.



ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


--------------------------------------------------------------------------------
 28  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.



--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  29

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


--------------------------------------------------------------------------------
 30  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.

You can start or stop this service by written request or other method acceptable to us.


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                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  31

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE


Call:
(800) 333-3437


MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request in good order at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


--------------------------------------------------------------------------------
 32  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

RECEIVING PAYMENT


By regular or express mail:



- payable to you;



- mailed to address of record.



NOTE: We will charge you a fee if you request express mail delivery.



Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:



  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  33

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus Death Benefit rider will terminate upon transfer of ownership. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.



RETURN OF PURCHASE PAYMENT DEATH BENEFIT (ROP)


The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value; or

2. total purchase payments applied to the contract plus purchase payments credits minus adjusted partial withdrawals.


                                                  PW X DB
DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =    ------
                                                    CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $25,000.

- On the first contract anniversary you make an additional purchase payment of $5,000.

- During the second contract year the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.

- During the third contract year the contract value falls to $25,000.


--------------------------------------------------------------------------------
 34  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We calculate the ROP death benefit as follows:
Contract value at death:                                                               $25,000.00
                                                                                       ----------
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
        Total purchase payments and purchase payment credits:                          $30,000.00
        minus ROP adjusted partial withdrawals calculated as:

        $1,500 x $30,000
        ----------------  =                                                             -1,607.14
             $28,000
                                                                                       ----------
        for a death benefit of:                                                        $28,392.86
                                                                                       ----------



  THE ROP DEATH BENEFIT CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $28,392.86






















































--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  35

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT RIDER

The MAV rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV rider is appropriate for your situation.

If the MAV rider is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV rider to your contract at the time of purchase. Once you select the MAV rider you may not cancel it. You must select the MAV rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The MAV rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits subject to reversal, minus any applicable rider charges:

1. contract value;

2. total purchase payments applied to the contract plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE
- You purchase the contract with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as
  follows:
Contract value at death:                   $20,500.00
                                           ----------
Purchase payments and purchase payment
  credits minus adjusted partial
  withdrawals:
        Total purchase payments and
        purchase payment credits:          $20,000.00
        minus the death benefit
        adjusted partial withdrawals,
        calculated as:

        $1,500 x $20,000
        ----------------  =                 -1,363.64
             $22,000
                                           ----------
        for a death benefit of:            $18,636.36
                                           ----------
The MAV immediately preceding the date
  of death:
        Greatest of your contract
        anniversary contract values:       $24,000.00
        plus purchase payments and
        purchase payment credits made           +0.00
        since the prior anniversary:
        minus the death benefit
        adjusted partial withdrawals,
        calculated as:

        $1,500 x $24,000
        ----------------  =                 -1,636.36
             $22,000
                                           ----------
        for a death benefit of:            $22,363.64
                                           ----------



  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $22,363.64

IF YOU DIE BEFORE YOUR RETIREMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary. If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate.



--------------------------------------------------------------------------------
 36  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

  - 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

  - 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  37

--------------------------------------------------------------------------------
 38  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR
- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

  During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit rider equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000.
  You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV rider (contract value):                                                         $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV rider (MAV):                                                                    $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of
  $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
  Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that
  $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV rider (MAV adjusted for partial withdrawals):                                    $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                         --------
  Total death benefit of:                                                                 $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:
     MAV rider (contract value):                                                         $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000
  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now
  $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
     MAV rider (contract value less any purchase payment credits added in the last 12
     months):                                                                            $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously withdrawn that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $304,500
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV rider (contract value):                                                         $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously withdrawn that are one or more years old):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
                                                                                         --------
  Total death benefit of:                                                                $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) Plus is appropriate for your situation.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for a purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                  PERCENTAGE IF YOU AND THE ANNUITANT ARE               PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two       0%                                                    0%

Three and Four    10%                                                   3.75%

Five or more      20%                                                   7.5%




--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  39

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit PLUS


                  IF YOU AND THE ANNUITANT ARE UNDER                    IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR     AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                  payment*)                                             payment*)

Five or more      40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                  payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.


  During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit rider, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000.
  You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:
     MAV rider (contract value):                                                         $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV rider (MAV):                                                                    $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $100,000 =                                              +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charge, of
  $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
  Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that
  $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV rider (MAV adjusted for partial withdrawals):                                    $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                                          +1,048
     plus 10% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.10 x $55,000 =                                                +5,500
                                                                                         --------
  Total death benefit of:                                                                 $64,167



--------------------------------------------------------------------------------
 40  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of
  20%. The death benefit equals:
     MAV rider (contract value):                                                         $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000
  During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now
  $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:
     MAV rider (contract value less any purchase payment credits added in the last 12
     months):                                                                            $249,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $315,500
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     MAV rider (contract value):                                                         $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously withdrawn: 0.20 x $55,000 =                                               +11,000
                                                                                         --------
  Total death benefit of:                                                                $319,000




IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 7 years;

- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary;

- the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and

- there are additional costs associated with the rider.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 41 distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.


EXERCISING THE GMIB
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  Plan A -- Life Annuity - no refund

  Plan B -- Life Annuity with ten years certain

  Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + I)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the

--------------------------------------------------------------------------------
 42 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

Keep in mind that the MAV is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
------------
     ECV


      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

TERMINATING THE GMIB
- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider any time after the seventh rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE
- You purchase the contract during the 2003 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  43

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:


  CONTRACT                                                                     GMIB
ANNIVERSARY    CONTRACT VALUE        PURCHASE PAYMENTS           MAV       BENEFIT BASE

      1           $107,000                $101,000            $107,000

      2            125,000                 101,000             125,000

      3            132,000                 101,000             132,000

      4            150,000                 101,000             150,000

      5             85,000                 101,000             150,000

      6            120,000                 101,000             150,000

      7            138,000                 101,000             150,000       $150,000

      8            152,000                 101,000             152,000        152,000

      9            139,000                 101,000             152,000        152,000

     10            126,000                 101,000             152,000        152,000

     11            138,000                 101,000             152,000        152,000

     12            147,000                 101,000             152,000        152,000

     13            163,000                 101,000             163,000        163,000

     14            159,000                 101,000             163,000        163,000

     15            215,000                 101,000             215,000        215,000


NOTE: The MAV is limited after age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:


                                                                            MINIMUM GUARANTEED MONTHLY INCOME
  CONTRACT                                            PLAN A -              PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                  GMIB                  LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE              BENEFIT BASE                 NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND

     10         $152,000 (MAV)                        $  785.84            $  766.08                $627.76

     15         215,000 (Contract Value = MAV)         1,272.80             1,212.60                 984.70


The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


  CONTRACT                       PLAN A -              PLAN B -           PLAN D - JOINT AND
ANNIVERSARY    CONTRACT      LIFE ANNUITY --      LIFE ANNUITY WITH       LAST SURVIVOR LIFE
AT EXERCISE      VALUE          NO REFUND         TEN YEARS CERTAIN      ANNUITY -- NO REFUND

     10        $126,000         $  651.42             $  635.04                 $520.38

     15         215,000          1,272.80              1,212.60                  984.70


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.


--------------------------------------------------------------------------------
 44  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                 PW X TV
                                                ---------
TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =       CV



  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV  = the target value on the date of (but prior to) the partial withdrawal.

  CV  = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

Option A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

     PP5 = purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  45

TERMINATING THE PCR
- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE
- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract

- There are no additional purchase payments and no partial withdrawals

- On the tenth contract anniversary the contract value is $200,000

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(10) = $101,000 x 2.00423 = $202,427.

  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% x (PP - PCRPW - PP5) = 0.05 x ($101,000 - 0 - 0) = $5,050.

  After application of the PCR credit, your total contract value would be $205,050.

- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.

- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.



AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:



- the annuity payout plan you select;



- the annuitant's age and, in most cases, sex;



- the annuity table in the contract; and



- the amounts you allocated to the accounts at settlement.



In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.



For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").



--------------------------------------------------------------------------------
 46  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.



ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")



ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  47

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike withdrawals described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Retirement Start Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


--------------------------------------------------------------------------------
 48  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable withdrawal on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any withdrawals from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  49

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



--------------------------------------------------------------------------------
 50  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Retirement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  51

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.705% as well as service/trail commissions of up to 1% based on annual total contract value for as long as the contract remains in effect. We also may pay an additional sales commission of up to 1% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and


--------------------------------------------------------------------------------
 52  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  53

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE
For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.


                                       PW X RPA
RPA ADJUSTED PARTIAL WITHDRAWALS   =   --------
                                          CV



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.

        CV = the contract value on the date of (but prior to) the partial withdrawal.

       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO
For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.


                                       PW X EPA       EPA
EPA ADJUSTED PARTIAL WITHDRAWALS   =   --------   X   ---
                                          CV          RPA



        PW = the partial withdrawal including any applicable withdrawal charge or MVA.

        CV = the contract value on the date of (but prior to) the partial withdrawal.

       EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

       RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- You purchase the contract with a purchase payment of $100,000.

- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.

- Contract values before any partial withdrawals are shown below.

- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.

- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
 54  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS                       TOTAL PURCHASE PAYMENTS    CONTRACT VALUE

At Issue                               $100,000              $100,000

1                                       100,000               110,000

2                                       100,000               115,000

3                                       100,000               120,000

4                                       100,000               115,000

5                                       100,000               120,000

6                                       200,000               225,000

7                                       200,000               230,000

8                                       200,000               235,000

9                                       200,000               230,000

10                                      200,000               235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on the
  third contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the partial    $10,000 x $100,000       $8,333
     withdrawal minus the RPA adjusted          $120,000
     partial withdrawals for all                                 =
     previous partial withdrawals =
     $100,000 - 0 = $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     RPA before the partial withdrawal     RPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the partial    $10,000 x $191,667       $8,156
     withdrawal minus the RPA adjusted          $235,000
     partial withdrawals for all                                 =
     previous partial withdrawals =
     $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on the
  third contract anniversary:
     EPA before the partial withdrawal     EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the partial    $10,000 x $100,000       $100,000
     withdrawal AND the five-year               $120,000            $100,000
     exclusion period minus the EPA
     adjusted partial withdrawals for                            x               =  $8,333
     all previous partial withdrawals =
     $100,000 - 0 = $100,000

For the second partial withdrawal on
  the eighth contract anniversary:
     EPA before the partial withdrawal     EPA adjusted partial withdrawal =
     = total purchase
     payments made prior to the partial    $10,000 x $91,667        _$91,667_
     withdrawal AND the five-year               $235,000            $191,667
     exclusion period minus the EPA
     adjusted partial withdrawals for                            x               =  $1,866
     all previous partial withdrawals =
     $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 =
     $10,199




--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  55

APPENDIX B: CONDENSED FINANCIAL INFORMATION (UNAUDITED)





The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period         $0.45   $0.30   $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at
  end of period (000 omitted)                      126     156     276     482     552     588     655     372     364      44
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period         $0.93   $0.78   $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                      688   1,006   1,348   1,482   1,471   1,573   1,510   1,341     640      31
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period   $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period         $0.60   $0.44   $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at
  end of period (000 omitted)                      363     517     863     934     882     881     893   1,003     741      47
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 1*(05/30/2000)
Accumulation unit value at beginning of period   $1.15   $1.64   $1.60   $1.53   $1.55   $1.45   $1.25   $1.09   $1.04   $1.00
Accumulation unit value at end of period         $1.52   $1.15   $1.64   $1.60   $1.53   $1.55   $1.45   $1.25   $1.09   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                      145     212     310     259     292     281     274     103      79      --
*Evergreen VA Diversified Income Builder Fund - Class 1 liquidated on April 30, 2010.
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $0.91   $1.37   $1.28   $1.14   $1.06   $0.98   $0.76   $0.91   $1.04   $1.00
Accumulation unit value at end of period         $1.22   $0.91   $1.37   $1.28   $1.14   $1.06   $0.98   $0.76   $0.91   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                       27      40      66      76      85     109      78      92      83      25
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/08/2003)
Accumulation unit value at beginning of period   $1.14   $1.97   $1.73   $1.42   $1.23   $1.05   $1.00      --      --      --
Accumulation unit value at end of period         $1.31   $1.14   $1.97   $1.73   $1.42   $1.23   $1.05      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       31     105     196     180     142     109      57      --      --      --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $0.65   $0.90   $0.81   $0.77   $0.75   $0.71   $0.51   $0.69   $0.82   $1.00
Accumulation unit value at end of period         $0.92   $0.65   $0.90   $0.81   $0.77   $0.75   $0.71   $0.51   $0.69   $0.82
Number of accumulation units outstanding at
  end of period (000 omitted)                       95     149     195     256     264     332     414     338     422      97
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $1.49   $2.19   $2.39   $1.99   $1.81   $1.52   $1.19   $1.37   $1.17   $1.00
Accumulation unit value at end of period         $1.91   $1.49   $2.19   $2.39   $1.99   $1.81   $1.52   $1.19   $1.37   $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                       38     147     302     362     362     382     371     346      69      10
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.93   $1.64   $1.41   $1.27   $1.10   $0.96   $0.76   $0.85   $0.97   $1.00
Accumulation unit value at end of period         $1.25   $0.93   $1.64   $1.41   $1.27   $1.10   $0.96   $0.76   $0.85   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                      184     341     843     953   1,030     993     957     633     232       4
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.85   $1.14   $1.12   $1.02   $1.01   $0.93   $0.74   $0.72   $0.83   $1.00
Accumulation unit value at end of period         $1.21   $0.85   $1.14   $1.12   $1.02   $1.01   $0.93   $0.74   $0.72   $0.83
Number of accumulation units outstanding at
  end of period (000 omitted)                      148     259     264     215     219     215     204     114     104       4
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $1.56   $2.61   $2.28   $2.04   $1.75   $1.41   $1.03   $1.16   $1.21   $1.00
Accumulation unit value at end of period         $2.16   $1.56   $2.61   $2.28   $2.04   $1.75   $1.41   $1.03   $1.16   $1.21
Number of accumulation units outstanding at
  end of period (000 omitted)                      129     238     505     657     667     728     693     699     468      23
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90   $1.00
Accumulation unit value at end of period         $0.79   $0.56   $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                      441     623     769     877     916     978     712     656     312      52
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 56  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period         $1.43   $1.14   $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,983   2,405   3,218   3,435   3,555   3,640   2,566     753      61      21
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $1.40   $2.99   $2.35   $1.85   $1.47   $1.19   $0.79   $0.80   $0.87   $1.00
Accumulation unit value at end of period         $2.40   $1.40   $2.99   $2.35   $1.85   $1.47   $1.19   $0.79   $0.80   $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                       --      22      41      22      10       6      --       9       9      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period         $1.26   $0.93   $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at        583
  end of period (000 omitted)                      835   1,046   1,146   1,113   1,058     734     513     324      22
------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (05/30/2000)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES)
Accumulation unit value at beginning of period   $0.50   $0.88   $0.79   $0.75   $0.70   $0.66   $0.52   $0.69   $0.91   $1.00
Accumulation unit value at end of period         $0.60   $0.50   $0.88   $0.79   $0.75   $0.70   $0.66   $0.52   $0.69   $0.91
Number of accumulation units outstanding at
  end of period (000 omitted)                       74     168     258     299     337     331     410     506     646      12
------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period   $0.80   $1.16   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period         $1.02   $0.80   $1.16   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                       39      86     148     254      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95   $1.00
Accumulation unit value at end of period         $0.68   $0.50   $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                      327     449     370     419     500     482     515     421     326       3
------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period         $1.01   $0.63   $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                      197     204     314     454     474     495     388     165     115      27
------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period         $1.35   $1.16   $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,849   2,581   3,209   3,243   3,188   2,934   2,457   1,585     792      45
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period   $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period         $0.96   $0.74   $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                      212     278     376     343     383     455     530     379     287      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL GROWTH FUND - CLASS IB SHARES (05/30/2000)
(PREVIOUSLY PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $0.63   $1.11   $0.99   $0.79   $0.68   $0.60   $0.46   $0.53   $0.76   $1.00
Accumulation unit value at end of period         $0.87   $0.63   $1.11   $0.99   $0.79   $0.68   $0.60   $0.46   $0.53   $0.76
Number of accumulation units outstanding at
  end of period (000 omitted)                       16      41     137     238     250     217     209     232     199      63
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period   $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92   $1.00
Accumulation unit value at end of period         $0.57   $0.41   $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                       45      93     191     285     280     279     233     163     265      35
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.79   $1.13   $1.13   $0.99   $0.97   $0.89   $0.75   $0.87   $0.98   $1.00
Accumulation unit value at end of period         $0.97   $0.79   $1.13   $1.13   $0.99   $0.97   $0.89   $0.75   $0.87   $0.98
Number of accumulation units outstanding at
  end of period (000 omitted)                      235     277     225      58      73      48      49      39     116      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(05/30/2000)
Accumulation unit value at beginning of period   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period         $1.15   $1.16   $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                      492     720   1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.00%) and (0.99%), respectively
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (03/17/2006)
Accumulation unit value at beginning of period   $0.63   $1.10   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period         $0.78   $0.63   $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      307     325     354     377      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period         $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                      521     683     746     811     799     771     748     360     112       7
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period         $1.27   $1.22   $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                      373     561     759     861     873     916     849     645      30      --
------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.90   $1.48   $1.56   $1.41   $1.36   $1.16   $0.79   $0.96   $1.04   $1.00
Accumulation unit value at end of period         $1.24   $0.90   $1.48   $1.56   $1.41   $1.36   $1.16   $0.79   $0.96   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                        9      12      16      22      23      26      15      14       2       2
------------------------------------------------------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period   $0.29   $0.56   $0.47   $0.44   $0.43   $0.41   $0.29   $0.51   $0.69   $1.00
Accumulation unit value at end of period         $0.44   $0.29   $0.56   $0.47   $0.44   $0.43   $0.41   $0.29   $0.51   $0.69
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,666   2,150   2,661   2,693   2,798   2,773   2,911   2,423   2,237     456
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period   $0.76   $1.30   $1.25   $1.09   $1.05   $0.96   $0.74   $0.96   $0.97   $1.00
Accumulation unit value at end of period         $0.90   $0.76   $1.30   $1.25   $1.09   $1.05   $0.96   $0.74   $0.96   $0.97
Number of accumulation units outstanding at                              10,4-   11,1-   11,7-   11,4-   10,9-
  end of period (000 omitted)                    5,507   7,720   9,292      37      67      42      03      06   4,722     292
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period   $0.43   $0.72   $0.64   $0.65   $0.58   $0.54   $0.44   $0.65   $0.80   $1.00
Accumulation unit value at end of period         $0.58   $0.43   $0.72   $0.64   $0.65   $0.58   $0.54   $0.44   $0.65   $0.80
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,653   4,232   5,262   6,164   6,450   6,937   7,475   7,706   5,808     700
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 1*(05/30/2000)
Accumulation unit value at beginning of period   $1.11   $1.60   $1.56   $1.50   $1.53   $1.43   $1.24   $1.09   $1.04   $1.00
Accumulation unit value at end of period         $1.47   $1.11   $1.60   $1.56   $1.50   $1.53   $1.43   $1.24   $1.09   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,073   1,379   2,002   2,138   1,921   1,633   1,799   1,607     732      --
*Evergreen VA Diversified Income Builder Fund - Class 1 liquidated on April 30, 2010.
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $0.88   $1.33   $1.25   $1.12   $1.04   $0.97   $0.75   $0.90   $1.04   $1.00
Accumulation unit value at end of period         $1.18   $0.88   $1.33   $1.25   $1.12   $1.04   $0.97   $0.75   $0.90   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                      495     512     652     617     634     311     321     395     178       6
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/08/2003)
Accumulation unit value at beginning of period   $1.12   $1.94   $1.71   $1.41   $1.23   $1.05   $1.00      --      --      --
Accumulation unit value at end of period         $1.28   $1.12   $1.94   $1.71   $1.41   $1.23   $1.05      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                      488     573     923   1,024     895     742     542      --      --      --
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $0.63   $0.87   $0.79   $0.76   $0.74   $0.70   $0.51   $0.69   $0.82   $1.00
Accumulation unit value at end of period         $0.89   $0.63   $0.87   $0.79   $0.76   $0.74   $0.70   $0.51   $0.69   $0.82
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,109   1,307   1,971   2,418   2,770   3,115   3,258   3,609   3,028     703
------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period   $1.45   $2.13   $2.34   $1.95   $1.78   $1.50   $1.18   $1.36   $1.17   $1.00
Accumulation unit value at end of period         $1.85   $1.45   $2.13   $2.34   $1.95   $1.78   $1.50   $1.18   $1.36   $1.17
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,159   1,518   2,148   2,455   2,441   2,441   2,255   2,265   1,562       7
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.90   $1.59   $1.37   $1.25   $1.08   $0.95   $0.75   $0.84   $0.97   $1.00
Accumulation unit value at end of period         $1.21   $0.90   $1.59   $1.37   $1.25   $1.08   $0.95   $0.75   $0.84   $0.97
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,266   4,253   5,666   6,532   6,482   6,694   6,068   5,134   1,866     191
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.82   $1.11   $1.10   $1.00   $0.99   $0.92   $0.73   $0.72   $0.82   $1.00
Accumulation unit value at end of period         $1.17   $0.82   $1.11   $1.10   $1.00   $0.99   $0.92   $0.73   $0.72   $0.82
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,180   1,238   1,665   1,766   1,620   1,946   2,482   1,948   1,031      50
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 58  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $1.51   $2.54   $2.23   $2.00   $1.72   $1.40   $1.02   $1.15   $1.21   $1.00
Accumulation unit value at end of period         $2.09   $1.51   $2.54   $2.23   $2.00   $1.72   $1.40   $1.02   $1.15   $1.21
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,987   2,699   3,687   4,268   4,708   4,904   5,042   4,911   2,607     222
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $0.54   $0.96   $0.87   $0.81   $0.79   $0.71   $0.53   $0.75   $0.90   $1.00
Accumulation unit value at end of period         $0.77   $0.54   $0.96   $0.87   $0.81   $0.79   $0.71   $0.53   $0.75   $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,547   4,200   4,873   5,246   5,706   5,930   5,842   4,909   4,683     349
------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $1.11   $1.79   $1.75   $1.50   $1.38   $1.24   $1.00   $1.15   $1.09   $1.00
Accumulation unit value at end of period         $1.38   $1.11   $1.79   $1.75   $1.50   $1.38   $1.24   $1.00   $1.15   $1.09
Number of accumulation units outstanding at      10,1-   11,3-   13,2-   14,9-   15,4-   16,0-   14,1-
  end of period (000 omitted)                       67      58      67      84      68      72      68   6,327   1,374      15
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $1.36   $2.92   $2.30   $1.82   $1.45   $1.18   $0.78   $0.79   $0.87   $1.00
Accumulation unit value at end of period         $2.32   $1.36   $2.92   $2.30   $1.82   $1.45   $1.18   $0.78   $0.79   $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                      210     299     392     441     416     254     265     239     116       7
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period   $0.90   $1.53   $1.34   $1.12   $1.03   $0.88   $0.68   $0.84   $1.02   $1.00
Accumulation unit value at end of period         $1.22   $0.90   $1.53   $1.34   $1.12   $1.03   $0.88   $0.68   $0.84   $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,622   4,641   5,623   5,604   5,454   4,969   3,675   2,373   1,576      53
------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (05/30/2000)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES)
Accumulation unit value at beginning of period   $0.48   $0.85   $0.77   $0.73   $0.68   $0.65   $0.51   $0.68   $0.90   $1.00
Accumulation unit value at end of period         $0.57   $0.48   $0.85   $0.77   $0.73   $0.68   $0.65   $0.51   $0.68   $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,569   1,930   2,778   3,370   3,178   3,769   4,485   4,583   2,944     311
------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period   $0.80   $1.15   $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period         $1.01   $0.80   $1.15   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,525   1,884   2,652   3,076      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.48   $0.78   $0.71   $0.67   $0.65   $0.60   $0.50   $0.70   $0.95   $1.00
Accumulation unit value at end of period         $0.66   $0.48   $0.78   $0.71   $0.67   $0.65   $0.60   $0.50   $0.70   $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                    1,260   1,524   1,985   2,171   2,407   2,642   2,708   2,832   1,928     187
------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $0.61   $1.02   $1.01   $0.91   $0.87   $0.83   $0.63   $0.94   $1.01   $1.00
Accumulation unit value at end of period         $0.98   $0.61   $1.02   $1.01   $0.91   $0.87   $0.83   $0.63   $0.94   $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                      871   1,018   1,196   1,305   1,343   1,365   1,295     832     454      76
------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period   $1.13   $1.47   $1.43   $1.30   $1.29   $1.17   $1.03   $1.10   $1.11   $1.00
Accumulation unit value at end of period         $1.31   $1.13   $1.47   $1.43   $1.30   $1.29   $1.17   $1.03   $1.10   $1.11
Number of accumulation units outstanding at      11,0-   13,3-   16,0-   16,5-   18,5-   18,1-   16,0-
  end of period (000 omitted)                       64      92      24      84      78      07      41   8,646   3,493     141
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period   $0.72   $1.19   $1.29   $1.13   $1.08   $0.99   $0.79   $0.98   $1.07   $1.00
Accumulation unit value at end of period         $0.92   $0.72   $1.19   $1.29   $1.13   $1.08   $0.99   $0.79   $0.98   $1.07
Number of accumulation units outstanding at
  end of period (000 omitted)                      894   1,007   1,194   1,394   1,667   1,729   1,701   1,879   1,109      17
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL GROWTH FUND - CLASS IB SHARES (05/30/2000)
(PREVIOUSLY PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $0.61   $1.08   $0.97   $0.78   $0.67   $0.60   $0.45   $0.53   $0.76   $1.00
Accumulation unit value at end of period         $0.84   $0.61   $1.08   $0.97   $0.78   $0.67   $0.60   $0.45   $0.53   $0.76
Number of accumulation units outstanding at
  end of period (000 omitted)                      617     726   1,126   1,094   1,129   1,200   1,252   1,444   1,359     155
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period   $0.40   $0.75   $0.73   $0.70   $0.63   $0.54   $0.41   $0.60   $0.92   $1.00
Accumulation unit value at end of period         $0.55   $0.40   $0.75   $0.73   $0.70   $0.63   $0.54   $0.41   $0.60   $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                      916   1,168   1,636   1,914   2,053   2,468   3,036   3,391   7,086     487
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.76   $1.10   $1.10   $0.98   $0.95   $0.88   $0.74   $0.86   $0.98   $1.00
Accumulation unit value at end of period         $0.94   $0.76   $1.10   $1.10   $0.98   $0.95   $0.88   $0.74   $0.86   $0.98
Number of accumulation units outstanding at
  end of period (000 omitted)                      471     480     542     510     363     418     407     300     200       3
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                              2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(05/30/2000)
Accumulation unit value at beginning of period   $1.13   $1.12   $1.08   $1.05   $1.03   $1.04   $1.05   $1.05   $1.03   $1.00
Accumulation unit value at end of period         $1.11   $1.13   $1.12   $1.08   $1.05   $1.03   $1.04   $1.05   $1.05   $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                    6,194   6,137   4,642   2,008   2,189   2,285   2,810   3,130   3,857     618
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (1.36%) and (1.35%), respectively.
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (04/30/2004)
Accumulation unit value at beginning of period   $0.73   $1.28   $1.26   $1.10   $1.05   $1.00      --      --      --      --
Accumulation unit value at end of period         $0.89   $0.73   $1.28   $1.26   $1.10   $1.05      --      --      --      --
Number of accumulation units outstanding at
  end of period (000 omitted)                    5,682   5,925   5,808   6,860   5,948   4,432      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.63   $1.02   $0.98   $0.86   $0.84   $0.77   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period         $0.78   $0.63   $1.02   $0.98   $0.86   $0.84   $0.77   $0.61   $0.80   $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                    3,531   3,765   4,619   5,376   5,706   5,760   6,015   4,960   1,756     110
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $1.19   $1.24   $1.19   $1.16   $1.16   $1.16   $1.16   $1.11   $1.06   $1.00
Accumulation unit value at end of period         $1.24   $1.19   $1.24   $1.19   $1.16   $1.16   $1.16   $1.16   $1.11   $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                    4,529   3,958   4,033   4,040   5,626   6,160   7,749   5,451   1,321      34
------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (05/30/2000)
Accumulation unit value at beginning of period   $0.87   $1.44   $1.52   $1.38   $1.34   $1.14   $0.78   $0.96   $1.04   $1.00
Accumulation unit value at end of period         $1.20   $0.87   $1.44   $1.52   $1.38   $1.34   $1.14   $0.78   $0.96   $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                      118     128     163     228     270     221     214     161      57      --
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 60  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS  61

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.



240355 P (4/10)

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated April 30, 2010 filed electronically as Part B to Post-Effective Amendment No. 8 to Registration Statement No. 333-139760 on or about April 23, 2010, is incorporated by reference to this Post-Effective Amendment No. 11.

Part C.

Item 24. Financial Statements and Exhibits

(a)  Financial Statements included in Part B of this Registration Statement:

          RiverSource Variable Annuity Account

          Report of Independent Registered Public Accounting Firm dated April 23, 2010

          Statements of Assets and Liabilities for the year ended Dec. 31, 2009

          Statements of Operations for the year ended Dec. 31, 2009

          Statements of Changes in Net Assets for the two years ended Dec. 31, 2009

          Notes to Financial Statements

          RiverSource Life Insurance Company

               Report of Independent Registered Public Accounting Firm dated Feb. 23, 2010

               Consolidated Balance Sheets as of Dec. 31, 2009 and 2008

               Consolidated Statements of Income for the years ended Dec. 31, 2009, 2008 and 2007

               Consolidated Statements of Cash Flows for the years ended Dec. 31, 2009, 2008 and 2007

               Consolidated Statements of Shareholder's Equity for the three years ended Dec. 31, 2009, 2008 and 2007

               Notes to Consolidated Financial Statements

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
        1.3 to American Enterprise Variable Annuity Accounts Post- Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 7 to the Registration Statement No.333-92297 is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 3 to Registration Statement No. 333-73958 filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003, filed electronically as Exhibit 1.18 to Registrant's Post- Effective Amendment No. 15 to the Registration Statement No. 333- 92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio
        - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit

        27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.      Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2     Not applicable.

4.1     Form of Deferred Annuity Contract (form 240343) filed electronically as
        Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.2 Form of Deferred Annuity Contract (form 272646) filed as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297, filed on or about Oct. 30, 2003 is incorporated by reference.

4.3     Form of Performance Credit Rider (form 240349) filed electronically as
        Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Maximum Anniversary Value Death Benefit Rider (form 240346) filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (form 240350) filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6     Form of Roth IRA Endorsement (form 43094) filed electronically as
        Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of Benefit Protector(SM) Death Benefit Rider (form 271155) Filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10    Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit
        Base) (form 240186) filed electronically as Exhibit 4.2 to the American Express Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Enhanced Death Benefit Rider (form 44213) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about November 4, 1999, is incorporated by reference.

4.12 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13    Form of Roth IRA Endorsement (form 272109) filed electronically as
        Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.15 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration

        Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333- 74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19    Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
        Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
        4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is corporated by reference.

4.22 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.23 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24    Form of Annuity Endorsement (form 273566) filed electronically as
        Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.26 Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed electronically as Exhibit 4.26 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.27 Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed electronically as Exhibit 4.27 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.28 Form of Contract Data Pages (form 240343-EDP) filed as Exhibit 4.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

4.29    Form of Annuity Contract - RVSL (form 273954) filed electronically as
        Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.30    Form of Annuity Contract - AEL (form 273954) filed electronically as
        Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.31    Form of Contract Data Pages - RVSL (form 273954DPINN) filed as Exhibit
        4.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.32    Form of Contract Data Pages - AEL (form 273954DPINN) filed as Exhibit
        4.32 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.33    Form of TSA Endorsement - RVSL (form 272865) filed electronically as
        Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.34    Form of TSA Endorsement- AEL (form 272865) filed electronically as
        Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.35 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.36    Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as
        Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.37    Form of Unisex Endorsement (form 272867) filed electronically as Exhibit
        4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38    Form of Pre-election endorsement (form 273566) filed electronically as
        Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.39    Form of MAV GMIB Rider - RVSL (form 273961) filed electronically as
        Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.40    Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
        Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.41    Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
        Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.42    Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
        Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.43 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.44 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45    Form of Unisex Endorsement - RVSL (form 273964) filed electronically as
        Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46    Form of Unisex Endorsement - AEL (form 273964) filed electronically as
        Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.50 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51 Form of Guaranteed Minimum Withdrawal Benefit Rider Single Life (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

4.52 Form of Guaranteed Mimimum Withdrawal Benefit Rider Joint Life (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

4.53 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed electronically as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.54 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed electronically as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.55    Form of Deferred Annuity Contract (form 411265) filed electronically as
        Exhibit 4.55 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.56 Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Innovations Select Variable Annuity filed electronically as
        Exhibit 4.56 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.57 Form of Guarantee Period Accounts Endorsement (form 411272) filed electronically as Exhibit 4.57 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.58 Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed electronically as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.59 Form of 5% Accumulation Death Benefit Rider (form 411279) filed electronically as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.60 Form of Enhanced Death Benefit Rider (form 411280) filed electronically as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.61 Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed electronically as Exhibit 4.61 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.62 Form of Benefit Protector(SM) Death Benefit Rider (form 411281) s filed electronically as Exhibit 4.62 to Registrant's Post-Effective Amendment No. 10
        under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.63 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed electronically as Exhibit 4.63 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.64 Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed electronically as Exhibit 4.645 to Registrant's Post-Effective Amendment No. 9 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.65 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages(R) Rider (form 411284-sg) filed electronically as
        Exhibit 4.65 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

4.66 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages(R) Rider (form 411284-jt) filed electronically as
        Exhibit 4.66 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

5.      Not applicable.

5.1     Not applicable.

5.2 Form of Variable Annuity Application - New Solutions (form 240344) filed electronically as Exhibit 5.2 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

5.3 Form of Variable Annuity Application - Innovations (form 240195) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.4 Form of Variable Annuity Application - EG New Solutions (form 240196) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - New Solutions (form 270238) filed as Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.6 Form of Variable Annuity Application - EG New Solutions (form 271847) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - Innovations (form 271848) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - EG Essential (form 271852) filed as Exhibit 5.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.9 Form of Variable Annuity Application - Innovations Classic (form 272226) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - Innovations (form 272648) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - EG New Solutions (form 272649) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - EG Essential (form 272650) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.13 Form of Variable Annuity Application - Innovations Classic (form 272651) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.14 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed as Exhibit 5.14 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - Innovations Select (form 272885) filed as Exhibit 5.15 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - EG New Solutions Select (form 272886) filed as Exhibit 5.16 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.17 Form of Variable Annuity Application - Innovations Classic Select (form 272888) filed as Exhibit 5.17 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.18 Form of Variable Annuity Application - Endeavor Select (form 273400) filed as Exhibit 5.18 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.19 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed as Exhibit 5.19 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.20 Form of Variable Annuity Application - Innovations Select (form 273635) filed as Exhibit 5.20 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.21 Form of Variable Annuity Application - EG New Solutions Select (form 273637) filed as Exhibit 5.21 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.22 Form of Variable Annuity Application - Innovations Classic Select (form 273638) filed as Exhibit 5.22 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.23 Form of Variable Annuity Application - Endeavor Select (form 273640) filed as Exhibit 5.23 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.24 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed as Exhibit 5.24 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.25 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed as Exhibit 5.25 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.26 Form of Variable Annuity Application - Innovations Select - RVSL (form 273971) filed as Exhibit 5.26 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.27 Form of Variable Annuity Application - Innovations Select - AEL (form 273971) filed as Exhibit 5.27 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.28 Form of Variable Annuity Application - Innovations Classic Select - RVSL (form 273972) filed as Exhibit 5.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.29 Form of Variable Annuity Application - Innovations Classic Select - AEL (form 273972) filed as Exhibit 5.29 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.30 Form of Variable Annuity Application - Endeavor Select et al - RVSL (form 273973) filed as Exhibit 5.30 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.31 Form of Variable Annuity Application - Endeavor Select et al - AEL (form 273973) filed as Exhibit 5.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006 filed electronically as
        Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.      Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139763, filed on or about April 24, 2007, is incorporated by reference.

8.6     Not applicable.

8.7 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.8 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as
        Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)
        (6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated November 29, 2006, by and among STI Classic Variable Trust and American enterprise Life Insurance Company filed as Exhibit 8.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton

        Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.13 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit
        8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.15 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.16 Form of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
        Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.17 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, on or about April 24, 2007, as incorporated by reference.

8.18 Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource(R) New Solutions Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Select(R) Variable Annuity is filed electronically herewith.

11.     None.

12.     Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated Oct.22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760, filed on or about April 24, 2009 is incorporated by reference.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                                 Position and Offices
Name                               Principal Business Address*      With Depositor
----                               ---------------------------   --------------------
Gumer Cruz Alvero                                                Director and Executive
                                                                 Vice President - Annuities

Richard Norman Bush                                              Senior Vice President -
                                                                 Corporate Tax

Bimal Gandhi                                                     Senior Vice President - Strategic
                                                                 Transformation

Brian Joseph McGrane                                             Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer

Richard Thomas Moore                                             Secretary

Kevin Eugene Palmer                                              Director, Vice President and
                                                                 Chief Actuary

Bridget Mary Sperl                                               Director, Executive Vice
                                                                 President - Client Services

David Kent Stewart                                               Vice President and Controller

William Frederick "Ted" Truscott                                 Director

John Robert Woerner                                              Chairman of the Board and President

*    The business address is 70100 Amerprise Financial Center, Minneapolis, MN
     55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries and affiliates of Ameriprise Financial, Inc.

Name of Subsidiary and Jurisdiction of Incorporation

American Express Property Casualty Insurance Agency of Pennsylvania Inc. PA Ameriprise Advisor Capital, LLC DE
Ameriprise Bank, FSB NY
Ameriprise Capital Trust I DE
Ameriprise Capital Trust II DE
Ameriprise Capital Trust III DE
Ameriprise Capital Trust IV DE
Ameriprise Captive Insurance Company VT
Ameriprise Certificate Company DE
Investors Syndicate Development Corporation NV
Ameriprise Holdings, Inc. DE
Ameriprise India Private Limited India
Ameriprise Trust Company MN
AMPF Holding Corporation MI
Ameriprise Advisor Services, Inc. MI
Ameriprise Insurance Agency of Massachusetts, Inc. MA
American Enterprise Investment Services Inc. MN
Ameriprise Financial Services DE
AMPF Property Corporation MI
AMPF Realty Corporation MI
IDS Management Corporation MN
IDS Futures Corporation MN
IDS Property Casualty Insurance Company WI
Ameriprise Auto & Home Insurance Agency, Inc. WI
Ameriprise Insurance Company WI
RiverSource Distributors, Inc. DE
RiverSource Investments LLC MN
Advisory Capital Strategies Group Inc. MN
Boston Equity General Partner LLC DE
Kenwood Capital Management LLC DE
IDS Capital Holdings Inc MN
Inc. RiverSource CDO Seed Investment, LLC MN
J.& W. Seligman & Co., Inc. NY
RiverSource Fund Distributors, Inc. NY
RiverSource Services, Inc. NY
Seligman Asia Inc. NY
Seligman Focus Partners LLC NY
Seligman Health Partners LLC NY
Seligman Health Plus Partners LLC NY
Seligman Partners LLC NY
RiverSource Life Insurance Company MN
RiverSource Life Insurance Co. of New York NY
RiverSource NY REO, LLC NY
RiverSource REO 1, LLC MN
RiverSource Tax Advantaged Investments, Inc. DE
AEXP Affordable Housing LLC DE
RiverSource Service Corporation MN
Securities America Financial Corporation NE
Brecek & Young Advisors, Inc. CA
Brecek & Young Financial Services Group of Montana, Inc. MT
Brecek & Young Financial Group Insurance Agency of Texas, Inc. TX
Securities America, Inc. DE
Securities America Advisors, Inc. NE

Threadneedle Asset Management Holdings SARL Luxembourg
TAM Investment Ltd DE
TAM UK Holdings Limited UK
Threadneedle Asset Management (Australia) Pty Ltd Aus
Threadneedle International Investments GmbH Germany
Threadneedle Management Luxembourg S.A. Luxembourg
Threadneedle Portfolio Services Hong Kong Ltd HK
Threadneedle Asset Management Holdings Ltd.* UK
Cofund Holdings Ltd. (16.89%) UK
Threadneedle Asset Management Finance Ltd. UK
TMS Investment Ltd. (Jersey) (Minority) Channel Islands, Jersey
Threadneedle Asset Management Ltd. UK
Threadneedle Asset Management (Nominees) Ltd. UK
ADT Nominees Ltd UK
Convivo Asset Management Ltd. UK
Threadneedle Investment Advisors Ltd. UK
Threadneedle Portfolio Managers Ltd. UK
Sackville TIPP (GP) Ltd. UK
Threadneedle International Fund Management Ltd. UK
Threadneedle International Ltd. UK
Threadneedle Investment Services GMbH Germany
Threadneedle Investment Services Ltd. UK
Threadneedle Investments (Channel Islands) Ltd. Channel Islands, Jersey Threadneedle Investments North America LLC DE
Threadneedle Management Services Ltd. UK
Threadneedle Pension Trustees Ltd. UK
Threadneedle Property Services Ltd. UK
Threadneedle Rural Property Services Ltd. UK
Threadneedle Navigator ISA Manager Ltd. UK
Threadneedle Pensions Ltd. UK
Crockhamwell Road Management Ltd (75%) UK
Crossways Management Company Ltd (0.7%) UK
Redhouse Property Services Ltd. (6%) UK
Sackville (TPEN) [75%] UK
Severnside Distribution Park (Bristol) Management Ltd. (2.6%) UK
Threadneedle Portfolio Services Ltd. UK
Threadneedle Property Investments Ltd. UK
Axix 4/5 Management Ltd. (22.2%) UK
Cornbrash Park Management Company Ltd UK
Highcross (Slough) Management Ltd UK
Sackville Property (GP) Ltd. UK
Sackville Property (GP) Nominee 1 Ltd. UK
Sackville Property (GP) Nominee 2 Ltd. UK
Sackville SPF IV (GP) No. 1 Ltd UK
Sackville SPF IV Property (GP) No. 1 Ltd UK
Sackville SPF IV Property Nominee (1) Ltd. UK
Sackville SPF IV Property Nominee (2) Ltd. UK
Sackville Tandem Property (GP) Ltd. UK
Sackville Tandem Property Nominee Ltd. UK
Sackville TPEN Property (GP) Ltd. UK
Sackville TPEN Property Nominee Ltd.
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TSP Property (GP) Ltd. UK
Sackville TSP Property Nominee Ltd. UK
Threadneedle Unit Trust Manager Ltd. UK


Item 27. Number of Contract owners

     As of March 31, 2010 there were 30,099 nonqualified contracts and 40,507 qualified contract owners.

Item 28. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, RiverSource Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio fund of funds.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*   Positions and Offices with Underwriter
------------------------------------   --------------------------------------
Gumer C. Alvero                        Director and Vice President
Patrick Thomas Bannigan                Director and Vice President
Timothy V. Bechtold                    Director and Vice President
Paul J. Dolan                          Chief Operating Officer and
                                       Chief Administrative Officer
Jeffrey P. Fox                         Chief Financial Officer
Bimal Gandhi                           Senior Vice President -
                                       Strategic Transformation
Jeffrey  McGregor                      President
Thomas R. Moore                        Secretary
Scott Roane Plummer                    Chief Counsel
Julie A. Ruether                       Chief Compliance Officer
William Frederick "Ted" Truscott       Chairman of the Board and
                                       Chief Executive Officer

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474

Item 29(c)

RiverSource Distributors, Inc., the principal underwriter during the Registrant's last fiscal year, was paid the following commissions:

NAME OF                          NET UNDERWRITING
PRINCIPAL                          DISCOUNTS AND    COMPENSATION ON    BROKERAGE
UNDERWRITER                         COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
-----------                      ----------------   ---------------   -----------   ------------
RiverSource Distributors, Inc.     $307,628,681          None             None          None

Item 30. Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31. Management Services

          Not applicable.

Item 32. Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

          (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 23rd day of April, 2010.

                                        RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                                    (Registrant)

                                        By RiverSource Life Insurance Company)
                                                      (Sponsor)


                                        By /s/ John R. Woerner*
                                           -------------------------------------
                                           John R. Woerner
                                           Chairman of the Board and President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of April, 2010.

Signature                               Title
---------                               -----


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer



/s/ Bridget M. Sperl*                   Director and Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart


/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Chairman of the Board and President
-------------------------------------
John R. Woerner

* Signed pursuant to Power of Attorney dated Oct.22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760 on or about April 24, 2009 is incorporated by reference herewith, by:


/s/ Rodney J. Vessels
-------------------------------------
Rodney J. Vessels
Assistant General Counsel and
Assistant Secretary

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 11 TO REGISTRATION STATEMENT NO. 333-139763.

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectuses for:

          RiverSource(R) Innovations Select Variable Annuity
          RiverSource(R) Innovations Variable Annuity
          RiverSource(R) Innovations Classic Select Variable Annuity RiverSource(R) Innovations Classic Variable Annuity
          RiverSource(R) Endeavor Select Variable Annuity
          RiverSource(R) New Solutions Variable Annuity
          Evergreen Essential(SM) Variable Annuity
          Evergreen New Solutions Select Variable Annuity
          Evergreen New Solutions Variable Annuity
          Wells Fargo Advantage(R) Select Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated April 30, 2010 filed electronically as Part B to Post-Effective Amendment No. 8 to Registration Statement No. 333-139760 on or about April 23, 2010 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits

                                  EXHIBIT INDEX

9.     Opinion of Counsel and Consent

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource(R) New Solutions Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Select(R) Variable Annuity is filed electronically herewith.